UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02224

MML Series Investment Fund

(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111
(Address of principal executive offices) (Zip code)
Richard J. Byrne
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code: 413-788-8411

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

Item 1.	Reports to Stockholders.

MML Series Investment Fund
Annual Report

MML Blue Chip Growth Fund

MML Emerging Growth Fund

MML Equity Index Fund

MML Large Cap Value Fund

MML NASDAQ-100® Fund

MML Small Cap Growth Equity Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2011

MassMutual FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.”

December 31, 2011

Retirement investors face ongoing market volatility

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2011. The year posed ongoing challenges for many investors, with periods of high volatility driven by ongoing fiscal instability and geopolitical unrest in certain regions characterizing much of the period.

In MassMutual’s view, the uncertain market environment we witnessed in 2011 underscores the importance of maintaining a long-term investment plan designed to suit your investment time horizon and tolerance for risk and monitoring. We also believe in the value of making changes to your plan when appropriate, but not in response to short-term changes in the markets or the economic climate.

Suggestions for retirement investors under any market conditions

Be in it for the long term

History has shown that while markets tend to react negatively to unexpected shocks or unfavorable news, they also have the potential to regain value quickly. Remember, just like any other asset, if you’re holding an investment that has fallen in price, you don’t realize a loss until you sell it. In fact, during market lows, you can often buy quality investments at more reasonable prices than when markets are rallying.

Continue to invest

Sophisticated investors and financial professionals know that individuals who can weather down periods in the market may be rewarded if they continue to invest when shares are trading at lower prices, especially relative to investors who do not continue to invest during down markets.*

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are asset classes that typically behave differently depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can help themselves take advantage of different opportunities in the market and reduce their risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Keep it in the proper perspective

We believe doing business with MassMutual is the sign of a good decision. MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund – President’s Letter to Shareholders (Continued)

This could be an ideal time to contact your financial professional to help you evaluate and fine-tune your retirement-planning strategy, taking into consideration your investment time frame and risk tolerance. Your financial professional can also help you ensure you’re on track to reach your retirement income goals.

Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund – Economic and Market Review

December 31, 2011

Financial markets produce mixed results amid continued volatility; bright spots emerge

Stocks and bonds in the United States produced mixed results for 2011. One-year performance numbers masked a great deal of volatility throughout the period, as political and economic problems worldwide kept investors on edge for much of the year. Foreign equity markets trailed their U.S. counterparts, with ongoing problems on the world stage driving international stocks into negative territory for the year.

Certain economic indicators continued to concern economists during the period, but the U.S. economic outlook appeared to improve somewhat. Unemployment remained stubbornly high, although there were some bright spots in certain data releases. The housing market mainly continued to struggle but gained some ground later in the year. Home prices throughout the country generally continued their decline and ran in lockstep with reduced volume in contract signings, but some positive signals drove optimism in parts of the country, particularly the South and West, and provided some encouragement to sellers in the otherwise challenging real estate environment. In 2011, the price of oil started at approximately $90 per barrel, rose steadily and peaked in April at more than $116, and finished the year at about $103.

The Federal Reserve (the “Fed”) kept interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25%, in an ongoing attempt to stimulate the economy. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) The Fed reaffirmed its intention to keep the federal funds rate exceptionally low for an “extended period” repeatedly in 2011, pledging to keep short-term rates low at least until mid-2013. Fed efforts to stimulate the economy included a second round of quantitative easing via targeted bond purchases (known as QE2), which had begun in November 2010 and ended along with the second quarter in June 2011. Additionally, in October 2011, the Fed implemented “Operation Twist,” which further aims to boost economic growth by causing long-term interest rates to decline. The plan involves shifting some of the central bank’s holdings from shorter-maturity Treasuries to those with longer maturities.

The United States government’s long-term fiscal situation garnered increasingly frequent headlines focused on the budget and the ongoing debate over where to cut federal spending. Partisan Congressional wrangling over the debt ceiling increase in the summer of 2011 contributed to an already volatile market environment, and an overall lack of progress on economic matters by U.S. legislators left investors with little confidence that the current Congress will reach an agreement about any significant legislation likely to benefit the U.S. economy.

Market performance

In this environment of market volatility, bonds and equities turned in mixed performances for the year ended December 31, 2011, with bonds generally outperforming stocks. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 5.53%. The S&P 500® Index (the “S&P 500”), which measures the progress of large-capitalization stocks in the U.S., returned a more modest 2.11%. On the negative side, the small-capitalization Russell 2000® Index dropped 4.18%, while technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) declined 1.80%. Worldwide equity markets saw even steeper losses, as the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, dropped 12.14%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, fell 18.42%.

Fixed-income benchmarks substantially outperformed most equity counterparts during the year. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 7.84%. Treasury bills gained just 0.08%, as measured by the Citigroup 3-Month Treasury Bill Index. In addition, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 1.56%. The standout in the fixed-income arena was the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), a measure of the broad performance of U.S. Treasury inflation-indexed bonds, which advanced 13.56% for the year.*

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MML Series Investment Fund – Economic and Market Review (Continued)

First quarter of 2011 presents mixed financial news

Despite considerable volatility later in the first quarter of 2011, stock prices advanced in the midst of conflicts in the Middle East and the catastrophic one-two-three punch of an earthquake, tsunami, and nuclear accident in Japan. Share prices received some support from the Fed’s second round of quantitative easing, and from further improvements in some U.S. economic data, which indicated continued modest growth and a reduction in unemployment.

Reports released during the first quarter of 2011 indicated that the U.S. economy had grown 3.1% during the fourth quarter of 2010. There was also some progress on the jobs front, with unemployment falling from 9.4% in December 2010 to 8.9% in February 2011, the last month for which data became available during the quarter. That said, unemployment continued to remain stubbornly high. Finally, numerous data releases showed that the housing market continued to be depressed.

Bonds outperform stocks in the second quarter as challenges continue

In the second quarter of 2011, bonds outperformed their equity counterparts in the U.S., as stock investors exhibited fresh concerns over the sustainability of the U.S. economic recovery and a possible resolution of Greece’s fiscal woes. In the bond market, Treasury yields declined (and prices rallied) as investors grew more pessimistic about the prospects for U.S. economic growth. The yield of the bellwether 10-year Treasury note fell, reflecting investors’ preference for the safety of U.S. Treasuries over riskier investments in the more challenging market environment. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Second-quarter report releases indicated that the U.S. economy had grown at a 1.9% annual pace in the first quarter of 2011, which was slightly better than early forecasts, but weaker than the previous quarter. The economy typically expands by more than 3% annually during an economic recovery, the pace that economists consider necessary to bring down unemployment. Unfortunately, the unemployment figures for May, released early in June, showed a bump up to 9.1% from 9.0%, while non-farm payrolls increased by just 54,000, compared with 232,000 during April.

Third quarter: Bonds again outpace stocks; Fed announces new initiative

The U.S. stock market had a challenging third quarter, with most widely followed market indexes suffering double-digit losses. Worsening economic news in the U.S. and abroad, a downgrade of the U.S. sovereign credit rating, and Greece’s seemingly inexorable slide toward a default on its loans were key factors undermining investor sentiment. On August 1, Congress agreed to raise the U.S. debt ceiling and approved some deficit-reduction measures – narrowly missing an August 2 deadline that would have forced the nation into default. Shortly thereafter, citing Congress’s “political brinksmanship,” Standard & Poor’s lowered its credit rating for the United States from AAA to AA+, which triggered a wave of stock selloffs in the U.S. Another factor hampering stocks was a large downward revision in first-quarter economic growth in the U.S., as measured by gross domestic product (“GDP”), from 1.9% to 0.4%. The Fed announced that the $400 billion Operation Twist would begin in October. Unemployment for August 2011 remained at 9.1%, unchanged from the previous month, marking the fifth consecutive month with the U.S. jobless rate at a level of 9% or higher. Finally, corporate earnings remained strong, and economic growth strengthened in the third quarter, with GDP growth improving to a 2.5% annualized increase, following an anemic 1.3% in the second quarter.

Fourth quarter: Stocks advance strongly; unemployment data stabilizes

U.S. stocks strongly rebounded in the fourth quarter of 2011, with virtually all gains coming in October. One major factor aiding the rally was the prospect of further progress by European leaders toward solving that region’s sovereign debt crisis. In the bond market, Treasury yields spiked higher in October, but settled down to close the quarter little changed. Against the backdrop of renewed tolerance for risk, high-yield bonds were the fourth quarter’s big winners in the fixed-income market.

In contrast with Europe, the economic outlook for the United States appeared to be modestly improving. The federal government’s final estimate of economic growth for the third quarter, which was released in December, came in at 1.8% – down a bit from the previous 2.0% figure, although early indications for the fourth quarter pointed to a pace of roughly 3%. Moreover, an early December report indicated that the U.S. unemployment rate dropped to 8.6% in November from 9.0% in October, although the primary driver of that decline was a reduction in the number of unemployed individuals seeking work. Good news also came

MML Series Investment Fund – Economic and Market Review (Continued)

from the number of first-time filers for unemployment insurance, which dropped to 364,000 for the week ending December 17, the lowest level of initial claims since April 2008.

While there remains quite a bit of progress to be made, there are some clear reasons for optimism on the horizon. For example, the Conference Board’s Consumer Confidence Index posted another strong gain in December, rising 9.5 points to 64.5 and building on November’s substantial 14.3-point increase. Receding fears of a new recession prompted the turnaround in this indicator, which had declined sharply from July through October. In addition, near year-end, there also were promising reports on retail sales, housing starts, and building permits.

Investors will continue to look for improving conditions in the U.S. economy; however, developments in the European debt situation and geopolitical shifts throughout the rest of the world will also play an important and ongoing role in the fortunes of the global financial markets in 2012.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Blue Chip Growth Fund – Portfolio Manager Report

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned 1.37%, underperforming the 2.64% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also trailed the 2.11% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The primary relative detractor from the Fund’s 2011 performance came from the energy sector, where the Fund had weak stock selection. Share prices of Fund holding Peabody Energy, the world’s largest private sector coal company, continued to slide on falling coal prices and concerns about slowing global demand. Falling oil prices weakened the stock price of Fund holding Schlumberger, the world’s largest oilfield services and equipment provider, as the company generally experiences more business demand when energy prices are high.

An underweight position, relative to the benchmark, in the consumer staples sector also hampered the Fund’s full-year results, as consumer staples was a top performer in the benchmark. As market volatility persisted during 2011, investors turned from risk toward more defensive sector positions such as consumer staples stocks.

Stock selection and an unfavorable overweight position in the poor-performing financials sector adversely affected the Fund’s relative results. Shares of Fund holding JPMorgan Chase fell on European debt concerns and macroeconomic issues in the United States. Fund holding Goldman Sachs also slid when the company experienced declining revenue from its investment banking and trading segments.

On the positive side, Fund holdings in information technology outperformed. MasterCard reported impressive transaction volume growth in its global payment network, particularly outside the United States, where more consumer spending is shifting from cash and checks to electronic payments. Increased consumer spending leading into the holiday season also helped fuel the credit-card giant’s stock performance, which benefited the Fund. Shares of Apple, the Fund’s overall top contributor for the year, rose on continued reports of strong growth.

Stock selection drove relative outperformance within industrials and business services, as Fund holding Fastenal, an industrial hardware supplier, reported strong sales, particularly among international and service end markets. This advantage, however, was partially offset by an unfavorable overweight position in the sector.

Subadviser outlook

We continue to look for slow to moderate economic growth in the United States, and although expectations have come down, we still expect stronger growth from developing markets. Corporate earnings growth continues to be healthy, U.S. economic indicators are improving, and low interest rates are a positive for equities. We believe the high-quality, consistent-growth companies that the Fund focuses on are especially attractive and could do well even in a modest economic recovery. However, investors may be hesitant to embrace economic recovery until U.S. policymakers develop a credible plan for dealing with structural deficits and worries about potential contagion effects from the European sovereign debt crisis subside.

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Apple, Inc.	8.6%
Google, Inc. Class A	5.8%
Amazon.com, Inc.	3.8%
Danaher Corp.	3.3%
MasterCard, Inc. Class A	2.8%
Praxair, Inc.	2.4%
QUALCOMM, Inc.	2.3%
Baidu, Inc. Sponsored ADR (Cayman Islands)	2.3%
Priceline.com, Inc.	2.2%
American Tower Corp. Class A	2.2%

35.7%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Communications	23.8%
Consumer, Cyclical	16.4%
Consumer, Non-cyclical	13.6%
Industrial	13.3%
Technology	13.0%
Energy	7.7%
Financial	7.6%
Basic Materials	3.9%
Mutual Funds	0.0%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund Initial Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 5/1/06 - 12/31/11
Initial Class	1.37%	1.68%	2.54%
Russell 1000 Growth Index*	2.64%	2.50%	3.25%
S&P 500 Index	2.11%	-0.25%	1.41%

Hypothetical Investments in MML Blue Chip Growth Fund Service Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	1.07%	1.78%
Russell 1000 Growth Index*	2.64%	3.52%+
S&P 500 Index	2.11%	1.66%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Emerging Growth Fund – Portfolio Manager Report

What is the investment approach of MML Emerging Growth Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in smaller, rapidly growing emerging growth companies, which may include companies growing earnings per share and/or revenues at above average rates. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (primarily common stocks) of emerging growth companies. The Fund’s subadviser is Essex Investment Management Company, LLC (Essex).

Shareholders of MML Emerging Growth Fund have approved a plan of liquidation for the MML Series Investment Fund with respect to the Fund, pursuant to which the Fund will be liquidated on or about April 27, 2012, and the liquidation proceeds of the Fund will be distributed to the appropriate MassMutual or C.M. Life Insurance Company separate accounts invested in the Fund.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned -6.61%, underperforming the -2.91% return of the Russell 2000® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Throughout the year, the Fund’s positioning reflected our confidence in the macroeconomic outlook. Although the third quarter was difficult for many of the Fund’s cyclically sensitive holdings, our optimism about the U.S. economy’s ability to surpass investor expectations was clearly evident in the Fund’s holdings in producer durables, which delivered strong returns in the fourth quarter. The Fund was positioned for growth, and Fund holdings in railroad equipment, agricultural and industrial machinery, and professional staffing were notable outperformers.

Unfortunately, our correct economic assessment did not as easily translate to outperformance for the entire Fund. Although Fund holdings generally reported strong fundamental results during the year, relative returns were hindered by limited investor focus on Fund holdings in underfollowed small-capitalization stocks with relatively low trading volumes.

On a sector-specific basis, the Fund’s consistently underweight position, relative to the benchmark, in consumer discretionary stocks reflects our cautious assessment of consumer spending. The Fund’s conservative stance led to its emphasis on non-apparel retail companies offering a strong value message, and strong stock selection in the sector reflected this positioning. Ulta Salon Cosmetics & Fragrance, Inc. was the Fund’s top contributor for the year. Shares of Ulta reached an all-time high during the period after the company consistently reported stronger-than-expected results. In the financials sector, the Fund avoided banks, which was beneficial to performance. The Fund’s focus on other areas within the sector also aided returns, as ATM operator Cardtronics, Inc. consistently reported impressive results. Alliance Data Systems, Corp. had very strong gains for the year as well, with the company reporting improved credit metrics and solid growth trends.

In the energy sector, returns varied dramatically, and while the Fund’s underweight position was additive to returns, stock selection detracted during the period. The Fund’s exposure to oil services was detrimental to third-quarter performance, when those shares were especially hard hit by macroeconomic concerns. Oil services companies then surged in the fourth quarter as commodity prices rebounded, and the Fund’s position in Dawson Geophysical Co. recovered, adding value for the period. The Fund’s exposure to alternative energy hindered energy returns, which were weak over the period due to investor worries about declining prices, European exposure, and changes in government subsidies.

Technology was a leader in the market over the first three quarters of the period as risk aversion waned. For the year, the Fund’s strong stock selection in electronic components and communications technology was unable to overcome weak stock selection in software. Holdings in Acacia Research, Corp., Aruba Networks, Inc., and SuccessFactors, Inc. were standouts. In software, the

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

Fund’s exposure to telecommunications equipment detracted from performance during the fourth quarter, as carrier spending slowed materially in the wake of the AT&T and T-Mobile possible-merger announcement.

Subadviser outlook

In our view, fiscal year 2011 left unusually attractive valuations for some companies and created compelling opportunities. Despite challenges throughout the year, we are enthusiastic about the future. Following a down year, holdings within the Russell 2000 Index may bounce back sharply, and we are optimistic about the potential for overall returns in 2012. We also note that small-cap outperformance cycles have tended to persist for two decades, suggesting that investors’ recent turn towards larger-cap stocks may be a temporary anomaly driven by extraordinary macroeconomic uncertainty. Correlations have already begun to improve, resulting in a better environment for stock picking, and the Fund’s process continues to identify companies at an inflection point in their growth rates.

MML Emerging Growth Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Wabtec Corp.	3.3%
Acacia Research—Acacia Technologies	2.5%
Anixter International, Inc.	2.5%
Thoratec Corp.	2.3%
Cardtronics, Inc.	2.2%
Alliance Data Systems Corp.	2.2%
Myriad Genetics, Inc.	2.1%
PAREXEL International Corp.	2.1%
Rockwood Holdings, Inc.	2.1%
Ulta Salon Cosmetics & Fragrance, Inc.	1.9%

23.2%

MML Emerging Growth Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	33.5%
Industrial	15.0%
Technology	13.4%
Communications	12.6%
Consumer, Cyclical	8.2%
Financial	7.3%
Energy	5.9%
Basic Materials	3.3%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

MML Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Emerging Growth Fund Initial Class and the Russell 2000 Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Initial Class	-6.61%	-2.12%	-0.84%
Russell 2000 Growth Index	-2.91%	2.09%	4.48%

Hypothetical Investments in MML Emerging Growth Fund Service Class and the Russell 2000 Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-6.82%	-5.25%
Russell 2000 Growth Index	-2.91%	2.47%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Index Fund – Portfolio Manager Report

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index (the “index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class I shares returned 1.71%, lagging the 2.11% return of the index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The index is not subject to fees or expenses, and it is not possible to invest directly in the index.

In 2011, large-capitalization stocks outperformed their small-cap counterparts. For the year, the best-performing sector in the index was utilities, which returned 19.91%. Consumer staples and health care gained 13.99% and 12.73%, respectively. The worst performers were financials, which declined 17.06%, and materials, which dropped 9.75%.

U.S. stocks finished 2011 relatively flat after consistently high levels of volatility. The year started well, as U.S. markets gained through February, but the combination of the earthquake in Japan and political uprisings across North Africa halted the rise in equity prices. Markets remained flat into the summer, but concerns began to mount about attempts to rescue Greece and other peripheral euro zone nations. Sovereign debt yields began to rise steadily in Spain and Italy.

In early August, volatility spiked and the index sank more than 200 points in a matter of days when credit rating agency Standard & Poor’s downgraded U.S. sovereign debt to a rating of AA+ following a near default resulting from a Congressional stalemate. The European crisis then came to a head, as investors worried about the solvency of core European banks, which had been effectively cut off by U.S. dollar funding. As a result, the index fell dramatically through September, reaching a low of 1100. The U.S. Federal Reserve (the “Fed”) decided that the American economy needed another boost. Consequently, the Fed implemented “Operation Twist,” by beginning a program of buying longer-dated U.S. Treasury securities and selling shorter-dated ones, all in an effort to drive down long-term interest rates. Market volatility remained high; however, and it became clear that investors were reacting almost exclusively to European headlines.

In November, European leaders announced their intention to create a comprehensive solution to the crisis involving closer fiscal ties between the members, and the market rallied dramatically. Volatility, as measured by the Chicago Board Options Exchange (CBOE) S&P 500 Volatility Index (VIX) gradually fell to a relatively normal level of 23.40 at year end. The rally in the market continued through December, and the index finished slightly higher (including the impact of reinvested dividends) than where it had started at the beginning of 2011.

Subadviser outlook

Numerous forces will continue to influence the direction that the market takes throughout 2012. These include developments in the European debt crisis, the state of the economy in the United States, the outcome of the U.S. presidential election, and the direction that the U.S. Congress takes with respect to the debt ceiling, the growing deficit, and tax policy, to name just a few. We believe, however, that the Fund continues to be positioned to pursue returns that are consistent with those of the index.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “500,” and “S&P 500®”are trademarks of The McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MML Equity Index Fund – Portfolio Manager Report (Continued)

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Exxon Mobil Corp.	3.5%
Apple, Inc.	3.3%
International Business Machines Corp.	1.9%
Chevron Corp.	1.8%
Microsoft Corp.	1.7%
General Electric Co.	1.6%
The Procter & Gamble Co.	1.6%
AT&T, Inc.	1.6%
Johnson & Johnson	1.6%
Pfizer, Inc.	1.4%

20.0%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	22.3%
Technology	13.0%
Financial	13.0%
Energy	12.2%
Communications	11.3%
Industrial	10.6%
Consumer, Cyclical	8.8%
Utilities	3.7%
Basic Materials	3.5%
Diversified	0.1%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MML Equity Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I, Class II, Class III, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Class I	1.71%	-0.63%	2.51%
Class II	1.84%	-0.47%	2.68%
Class III	1.96%	-0.33%	2.81%
S&P 500 Index	2.11%	-0.25%	2.92%

Hypothetical Investments in MML Equity Index Fund Service Class I, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class I	1.47%	0.80%
S&P 500 Index	2.11%	1.66%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Value Fund – Portfolio Manager Report

What is the investment approach of MML Large Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of at least $5 billion. The Fund’s subadviser is Davis Selected Advisers, L.P. (Davis).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned -3.94%, trailing the 2.11% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. In addition, the Fund underperformed the 0.39% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s materials companies were the most significant detractors from performance on both an absolute basis and relative to the benchmark – which was amplified by an overweight position, relative to the benchmark, in this weak-performing sector. On a stock-specific basis, Fund holdings Sino-Forest and Sealed Air were among the largest detractors from Fund performance.

The Fund had more invested in financial companies than in any other sector – and these holdings turned out to be the second-largest detractors from the Fund’s absolute annual performance. The Fund’s financial companies outperformed the corresponding sector within the benchmark, but relative performance was offset somewhat by the Fund’s overweight position in this poor-performing sector. Fund holding American Express was among the most important contributors to performance. Conversely, Fund positions in Bank of New York Mellon and Wells Fargo were among the most significant detractors.

The Fund’s holdings in energy companies also hampered performance on both an absolute basis and relative to the benchmark – as those stocks significantly underperformed the corresponding sector within the benchmark. During the year, Fund holding Eog Resources was among the most important contributors to performance, whereas Fund positions in Devon Energy, Canadian Natural Resources, and Transocean detracted the most from Fund results within this sector.

On the positive side, consumer staples companies made important contributions to performance on both an absolute and relative basis, as Fund holdings within the sector outperformed the corresponding sector within the benchmark. The Fund also benefited from an overweight position in this strong-performing sector. CVS Caremark, Costco Wholesale, and Philip Morris International were among the Fund holdings that were standouts on a stock-specific basis.

While the benchmark increased little over the year, individual sectors within the benchmark advanced by as much as 20% (utilities) or decreased by as much as 17% (financials). The sectors within the benchmark that turned in the strongest performance over the year were utilities, consumer staples, and health care. The sectors that turned in the weakest performance were financials, materials, and industrials.

Subadviser outlook

The Fund’s long-term focus, from an investment standpoint, has typically resulted in low turnover of holdings and a measured reaction to past short-term performance from individual holdings on either the upside or the downside. The Fund’s investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company’s long-term business fundamentals.

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

Consistent with the Fund’s low-turnover strategy, as of December 31, 2011, only two companies had dropped out of the Fund’s top 10 holdings (compared to the end of 2010). Google and Johnson & Johnson replaced Devon Energy and Occidental Petroleum among the top 10 Fund holdings.

MML Large Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Costco Wholesale Corp.	5.4%
Wells Fargo & Co.	5.4%
CVS Caremark Corp.	5.3%
American Express Co.	5.2%
EOG Resources, Inc.	4.4%
Bank of New York Mellon Corp.	4.1%
Loews Corp.	3.2%
Google, Inc. Class A	3.1%
Merck & Co., Inc.	3.0%
Johnson & Johnson	3.0%

42.1%

MML Large Cap Value Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Financial	30.4%
Consumer, Non-cyclical	18.5%
Consumer, Cyclical	15.0%
Energy	12.3%
Communications	6.3%
Basic Materials	4.3%
Technology	4.0%
Industrial	3.0%
Diversified	1.1%

Total Long-Term Investments	94.9%
Short-Term Investments and Other Assets and Liabilities	5.1%

Net Assets	100.0%

MML Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Value Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Initial Class	-3.94%	-2.24%	3.07%
S&P 500 Index*	2.11%	-0.25%	2.92%
Russell 1000 Value Index	0.39%	-2.64%	3.89%

Hypothetical Investments in MML Large Cap Value Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-4.14%	-0.90%
S&P 500 Index*	2.11%	1.66%+
Russell 1000 Value Index	0.39%	0.02%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML NASDAQ-100® Fund – Portfolio Manager Report

What is the investment approach of MML NASDAQ-100® Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the NASDAQ-100 Index® (the “index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

Shareholders of MML NASDAQ-100® Fund have approved a plan of liquidation for the MML Series Investment Fund with respect to the Fund, pursuant to which the Fund will be liquidated on or about April 27, 2012, and the liquidation proceeds of the Fund will be distributed to the appropriate MassMutual or C.M. Life Insurance Company separate accounts invested in the Fund.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned 3.29%, outperforming the 2.70% return of the index. The index is a modified capitalization-weighted index composed of the 100 largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System (NASDAQ).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed the index in 2011 because of payments the Fund received as a result of the settlement of a class action lawsuit against Adelphia Communications, one of the Fund’s former holdings. The Fund’s performance includes the impact of fees and expenses necessary for the management and operation of the Fund. The index is not subject to fees or expenses, and it is not possible to invest directly in the index.

The best-performing sector within the index for the year was consumer staples, which returned 10.05%. Health care gained 7.93%, and consumer discretionary advanced 7.00%. The worst performers were industrials and telecommunication services, which declined 10.15% and 6.27%, respectively.

U.S. stocks finished 2011 relatively flat after consistently high levels of volatility. The year started well, as U.S. markets gained through February, but the combination of the earthquake in Japan and political uprisings across North Africa halted the rise in equity prices. Markets remained flat into the summer, but concerns began to mount about attempts to rescue Greece and other peripheral euro zone nations. Sovereign debt yields began to rise steadily in Spain and Italy.

In early August, volatility spiked and the S&P 500 Index sank more than 200 points in a matter of days when credit rating agency Standard & Poor’s downgraded U.S. sovereign debt to a rating of AA+ following a near default resulting from a Congressional stalemate. The European crisis then came to a head, as investors worried about the solvency of core European banks, which had been effectively cut off by U.S. dollar funding. As a result, the S&P 500 Index fell dramatically through September, reaching a low of 1100. The U.S. Federal Reserve (the “Fed”) decided that the American economy needed another boost. Consequently, the Fed implemented “Operation Twist,” by beginning a program of buying longer-dated U.S. Treasury securities and selling shorter-dated ones, all in an effort to drive down long-term interest rates. Market volatility remained high; however, and it became clear that investors were reacting almost exclusively to European headlines.

In November, European leaders announced their intention to create a comprehensive solution to the crisis involving closer fiscal ties between the members, and the market rallied dramatically. Volatility, as measured by the Chicago Board Options Exchange (CBOE) S&P 500 Volatility Index (VIX) gradually fell to a relatively normal level of 23.40 at year end. The rally in the market continued through December, and the S&P 500 Index finished slightly higher (including the impact of reinvested dividends) than where it had started at the beginning of 2011.

MML NASDAQ-100® Fund – Portfolio Manager Report (Continued)

Subadviser outlook

Numerous forces will continue to influence the direction that the market takes throughout 2012. These include developments in the European debt crisis, the state of the economy in the United States, the outcome of the U.S. presidential election, and the direction that the U.S. Congress takes with respect to the debt ceiling, the growing deficit, and tax policy, to name just a few. We believe, however, that the Fund continues to be positioned to pursue returns that are consistent with those of the index.

NASDAQ®, NASDAQ-100®, and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

MML NASDAQ-100 Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Apple, Inc.	14.7%
Microsoft Corp.	8.6%
Google, Inc. Class A	6.5%
Oracle Corp.	5.1%
Intel Corp.	4.8%
Cisco Systems, Inc.	3.8%
QUALCOMM, Inc.	3.6%
Amazon.com, Inc.	3.1%
Amgen, Inc.	2.2%
Comcast Corp. Class A	1.9%

54.3%

MML NASDAQ-100 Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Technology	45.9%
Communications	29.3%
Consumer, Non-cyclical	13.5%
Consumer, Cyclical	7.2%
Industrial	1.5%
Basic Materials	0.5%
Energy	0.1%
Mutual Funds	0.1%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MML NASDAQ-100® Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML NASDAQ-100 Fund Initial Class and the NASDAQ-100 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Initial Class	3.29%	5.60%	3.80%
NASDAQ-100 Index	2.70%	5.33%	3.75%

Hypothetical Investments in MML NASDAQ-100 Fund Service Class and the NASDAQ-100 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	2.81%	4.55%
NASDAQ-100 Index	2.70%	6.06%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ-100 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Growth Equity Fund – Portfolio Manager Report

What is the investment approach of MML Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 49% of the Fund’s portfolio; and Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 51% of the Fund’s portfolio, as of December 31, 2011.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned -5.23%, behind the -2.91% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Similarly, the Fund’s -5.23% return trailed the -4.18% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s Wellington component, negative results from an underweight position, relative to the benchmark, in the top-performing utilities sector and an overweight position in the lagging consumer discretionary sector offset positive results from an overweight position in the information technology sector and an underweight position in the poor-performing materials sector.

Favorable stock selection played an important role in the Wellington component’s performance. On a stock-specific basis, top-performing stocks during the period on a relative basis included Fund holdings Regeneron Pharmaceuticals, WellCare Health Plan, and HealthSpring – all from the health care sector. The Fund’s stock selection was strongest within the information technology, telecommunication services, consumer staples, and health care sectors. These positive results were partially offset by negative results from stock selection within the industrials, consumer discretionary, energy, and materials sectors. Sector positioning in the Fund, which is a residual of the bottom-up stock selection process, also detracted from relative performance.

As a result of ongoing economic uncertainty, the Fund’s Waddell & Reed component experienced negative results from Fund holdings in cyclical industries, which did not perform well. On the other hand, the less-cyclical consumer staples and health care sectors performed better. Despite the cyclical industries’ lackluster results, the component benefited from its strong stock selection in the consumer and energy sectors, which both produced positive returns for the year. Two of the larger-weighted holdings in the consumer discretionary sector, Under Armour and Tempur-Pedic, did well, with their respective returns exceeding 20%. Within energy, Fund holding Core Laboratories was a strong standout and advanced nearly 30% for the year. Conversely, the two most troublesome sectors were financials and health care, which more than offset the positive stock contributors noted above.

Subadviser outlook

Wellington remains vigilant in making risk/reward assessments for current Fund holdings, while simultaneously searching for companies that appear to be overlooked by the market. At the end of the period, the Wellington component was most overweight in the telecommunication services and health care sectors.

Waddell & Reed continues to emphasize for its component a higher-quality bias and faster growth inclination on the firm’s view that securities with those attributes have the potential to be rewarded in today’s slower and uncertain growth environment. At year-end, the Waddell & Reed component held a slightly overweight position in the consumer discretionary sector based upon the sector’s domestic strength. The Fund also decreased the weighting in some health care companies that have demonstrated inconsistent execution.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Wabtec Corp.	2.5%
Dril-Quip, Inc.	2.3%
Zoll Medical Corp.	2.2%
Portfolio Recovery Associates, Inc.	2.2%
Under Armour, Inc. Class A	2.0%
MICROS Systems, Inc.	2.0%
Acuity Brands, Inc.	1.8%
Tempur-Pedic International, Inc.	1.8%
DealerTrack Holdings, Inc.	1.6%
Cyberonics, Inc.	1.6%

20.0%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	21.0%
Consumer, Cyclical	19.5%
Industrial	15.8%
Technology	13.0%
Communications	10.7%
Financial	9.5%
Energy	6.3%
Basic Materials	0.9%
Mutual Funds	0.9%
Utilities	0.7%
Diversified	0.1%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund Initial Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Ten Year Average Annual 1/1/02 - 12/31/11
Initial Class	-5.23%	1.57%	5.06%
Russell 2000 Growth Index*	-2.91%	2.09%	4.48%
Russell 2000 Index	-4.18%	0.15%	5.62%

Hypothetical Investments in MML Small Cap Growth Equity Fund Service Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-5.43%	1.55%
Russell 2000 Growth Index*	-2.91%	2.47%+
Russell 2000 Index	-4.18%	1.51%+

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.3%
Advertising — 0.2%
Omnicom Group, Inc.	16,400	$731,112

Aerospace & Defense — 1.8%
The Boeing Co.	37,100	2,721,285
United Technologies Corp.	44,200	3,230,578

		5,951,863

Apparel — 2.1%
Nike, Inc. Class B	39,870	3,842,272
Ralph Lauren Corp.	23,900	3,300,112

		7,142,384

Auto Manufacturers — 0.0%
General Motors Co. (a)	1,800	36,486

Automotive & Parts — 0.6%
Johnson Controls, Inc.	63,800	1,994,388

Banks — 1.4%
Northern Trust Corp.	20,100	797,166
State Street Corp.	34,100	1,374,571
U.S. Bancorp	73,700	1,993,585
Wells Fargo & Co.	17,300	476,788

		4,642,110

Beverages — 0.2%
The Coca-Cola Co.	600	41,982
Hansen Natural Corp. (a)	6,300	580,482

		622,464

Biotechnology — 2.8%
Alexion Pharmaceuticals, Inc. (a)	17,600	1,258,400
Amgen, Inc.	820	52,652
Biogen Idec, Inc. (a)	30,900	3,400,545
Celgene Corp. (a)	66,900	4,522,440

		9,234,037

Chemicals — 3.9%
Air Products & Chemicals, Inc.	15,500	1,320,445
Ecolab, Inc.	6,100	352,641
Monsanto Co.	41,850	2,932,430
Potash Corp. of Saskatchewan, Inc.	2,400	99,072
Praxair, Inc.	74,230	7,935,187
The Sherwin-Williams Co.	2,300	205,321

		12,845,096

Coal — 0.4%
Peabody Energy Corp.	44,900	1,486,639

Commercial Services — 6.0%
MasterCard, Inc. Class A	24,790	9,242,208
McKesson Corp.	78,300	6,100,353
Visa, Inc. Class A	45,280	4,597,278
Weight Watchers International, Inc.	2,600	143,026

	Number of Shares	Value
Western Union Co.	1,300	$23,738

		20,106,603

Computers — 10.3%
Accenture PLC Class A	38,050	2,025,401
Apple, Inc. (a)	71,120	28,803,600
EMC Corp. (a)	139,300	3,000,522
International Business Machines Corp.	3,100	570,028

		34,399,551

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co.	800	53,368

Distribution & Wholesale — 2.9%
Fastenal Co.	118,400	5,163,424
Fossil, Inc. (a)	22,900	1,817,344
W.W. Grainger, Inc.	13,900	2,601,941

		9,582,709

Diversified Financial — 5.5%
American Express Co.	91,350	4,308,979
Ameriprise Financial, Inc.	29,900	1,484,236
BlackRock, Inc.	1,000	178,240
The Charles Schwab Corp.	3,200	36,032
CME Group, Inc.	900	219,303
Franklin Resources, Inc.	56,650	5,441,799
The Goldman Sachs Group, Inc.	750	67,823
IntercontinentalExchange, Inc. (a)	21,550	2,597,853
Invesco Ltd.	153,000	3,073,770
JP Morgan Chase & Co.	17,800	591,850
TD Ameritrade Holding Corp.	17,100	267,615

		18,267,500

Electrical Components & Equipment — 0.2%
Emerson Electric Co.	15,300	712,827

Foods — 0.6%
Whole Foods Market, Inc.	26,900	1,871,702

Hand & Machine Tools — 0.2%
Stanley Black & Decker, Inc.	12,400	838,240

Health Care – Products — 1.0%
Baxter International, Inc.	23,100	1,142,988
Covidien PLC	7,800	351,078
Edwards Lifesciences Corp. (a)	2,100	148,470
Intuitive Surgical, Inc. (a)	50	23,151
Stryker Corp.	34,630	1,721,457

		3,387,144

Health Care – Services — 0.6%
Thermo Fisher Scientific, Inc. (a)	18,700	840,939
UnitedHealth Group, Inc.	20,700	1,049,076

		1,890,015

Insurance — 0.7%
Marsh & McLennan Cos., Inc.	20,900	660,858

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Prudential Financial, Inc.	30,900	$1,548,708

		2,209,566

Internet — 17.2%
Amazon.com, Inc. (a)	72,350	12,523,785
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	64,900	7,558,903
eBay, Inc. (a)	111,300	3,375,729
Facebook, Inc. (a) (b)	57,635	1,795,163
Facebook, Inc. Class A (a) (b)	20,341	633,563
Google, Inc. Class A (a)	29,800	19,247,820
Groupon, Inc. (a)	26,100	538,443
Liberty Interactive Corp. Class A (a)	78,800	1,277,742
LinkedIn Corp. (a)	5,300	333,953
Priceline.com, Inc. (a)	15,700	7,343,047
Tencent Holdings Ltd.	137,800	2,773,250

		57,401,398

Leisure Time — 0.8%
Carnival Corp.	82,900	2,705,856

Lodging — 3.0%
Las Vegas Sands Corp. (a)	85,600	3,657,688
Marriott International, Inc. Class A	98,687	2,878,700
Starwood Hotels & Resorts Worldwide, Inc.	58,700	2,815,839
Wynn Resorts Ltd.	5,600	618,744

		9,970,971

Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	11,700	1,060,020
Joy Global, Inc.	17,900	1,341,963

		2,401,983

Machinery – Diversified — 0.5%
Cummins, Inc.	5,200	457,704
Deere & Co.	4,000	309,400
Roper Industries, Inc.	11,600	1,007,692

		1,774,796

Manufacturing — 4.2%
3M Co.	5,600	457,688
Danaher Corp.	233,160	10,967,846
General Electric Co.	17,100	306,261
Honeywell International, Inc.	38,900	2,114,215

		13,846,010

Media — 1.2%
Discovery Communications, Inc. Series C (a)	59,475	2,242,207
Time Warner, Inc.	133	4,807
The Walt Disney Co.	46,100	1,728,750

		3,975,764

Metal Fabricate & Hardware — 1.7%
Precision Castparts Corp.	33,700	5,553,423

	Number of Shares	Value
Mining — 0.0%
Freeport-McMoRan Copper & Gold, Inc.	100	$3,679

Oil & Gas — 3.3%
Concho Resources, Inc. (a)	25,700	2,409,375
Devon Energy Corp.	500	31,000
EOG Resources, Inc.	33,890	3,338,504
EQT Corp.	20,900	1,145,111
Exxon Mobil Corp.	730	61,875
Occidental Petroleum Corp.	17,900	1,677,230
Pioneer Natural Resources Co.	8,900	796,372
Range Resources Corp.	25,100	1,554,694

		11,014,161

Oil & Gas Services — 4.0%
Baker Hughes, Inc.	28,000	1,361,920
Cameron International Corp. (a)	51,000	2,508,690
FMC Technologies, Inc. (a)	37,900	1,979,517
Halliburton Co.	5,900	203,609
Schlumberger Ltd.	105,700	7,220,367

		13,274,103

Pharmaceuticals — 2.7%
Allergan, Inc.	33,060	2,900,684
Cardinal Health, Inc.	60,700	2,465,027
Express Scripts, Inc. (a)	79,800	3,566,262
Gilead Sciences, Inc. (a)	3,300	135,069
Shire PLC Sponsored ADR (United Kingdom)	700	72,730

		9,139,772

Real Estate — 0.0%
CBRE Group, Inc. (a)	4,600	70,012

Retail — 7.0%
Bed Bath & Beyond, Inc. (a)	36,100	2,092,717
Chipotle Mexican Grill, Inc. (a)	6,200	2,093,988
Coach, Inc.	31,400	1,916,656
Costco Wholesale Corp.	800	66,656
Dollar Tree, Inc. (a)	2,800	232,708
The Home Depot, Inc.	6,100	256,444
Limited Brands, Inc.	7,600	306,660
McDonald’s Corp.	35,250	3,536,632
O’Reilly Automotive, Inc. (a)	39,000	3,118,050
Starbucks Corp.	152,600	7,021,126
Tiffany & Co.	9,800	649,348
Yum! Brands, Inc.	34,900	2,059,449

		23,350,434

Semiconductors — 1.9%
Altera Corp.	22,250	825,475
Broadcom Corp. Class A (a)	116,350	3,416,036
Xilinx, Inc.	62,900	2,016,574

		6,258,085

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 0.8%
Autodesk, Inc. (a)	39,900	$1,210,167
Cerner Corp. (a)	100	6,125
Fiserv, Inc. (a)	2,270	133,340
Intuit, Inc.	16,800	883,512
Microsoft Corp.	50	1,298
Salesforce.com, Inc. (a)	4,400	446,424

		2,680,866

Telecommunications — 5.1%
American Tower Corp. Class A	120,670	7,241,407
Juniper Networks, Inc. (a)	98,050	2,001,200
QUALCOMM, Inc.	142,400	7,789,280

		17,031,887

Toys, Games & Hobbies — 0.0%
Mattel, Inc.	100	2,776

Transportation — 3.8%
C.H. Robinson Worldwide, Inc.	500	34,890
Expeditors International of Washington, Inc.	31,400	1,286,144
FedEx Corp.	61,100	5,102,461
Kansas City Southern (a)	10,300	700,503
Union Pacific Corp.	51,400	5,445,316

		12,569,314

TOTAL COMMON STOCK (Cost $263,518,046)		331,031,094

TOTAL EQUITIES (Cost $263,518,046)		331,031,094

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,000	1,000

TOTAL MUTUAL FUNDS (Cost $1,000)		1,000

TOTAL LONG-TERM INVESTMENTS (Cost $263,519,046)		331,032,094

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (c)	$2,255,103	2,255,103

Value
TOTAL SHORT-TERM INVESTMENTS (Cost $2,255,103)	$2,255,103

TOTAL INVESTMENTS — 100.0% (Cost $265,774,149) (d)	333,287,197

Other Assets/(Liabilities) — (0.0)%	(32,862)

NET ASSETS — 100.0%	$333,254,335

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $2,255,106. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/25/38, and an aggregate market value, including accrued interest, of $2,300,428.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Apparel — 1.9%
Steven Madden Ltd. (a)	6,555	$226,147

Auto Manufacturers — 1.0%
Wabash National Corp. (a)	15,255	119,599

Automotive & Parts — 3.3%
Titan International, Inc.	10,448	203,318
Westport Innovations, Inc. (a)	5,553	184,582

		387,900

Biotechnology — 3.7%
3SBio, Inc. ADR (Cayman Islands) (a)	9,617	98,286
Affymetrix, Inc. (a)	20,307	83,056
Myriad Genetics, Inc. (a)	12,058	252,494

		433,836

Chemicals — 3.3%
Intrepid Potash, Inc. (a)	6,496	147,004
Rockwood Holdings, Inc. (a)	6,156	242,362

		389,366

Commercial Services — 11.5%
The Advisory Board Co. (a)	2,056	152,576
Alliance Data Systems Corp. (a)	2,455	254,927
American Public Education, Inc. (a)	2,852	123,434
Cardtronics, Inc. (a)	9,779	264,620
On Assignment, Inc. (a)	13,965	156,129
PAREXEL International Corp. (a)	11,845	245,665
SuccessFactors, Inc. (a)	4,126	164,504

		1,361,855

Computers — 4.8%
Ciber, Inc. (a)	35,439	136,795
Manhattan Associates, Inc. (a)	3,662	148,238
OCZ Technology Group, Inc. (a)	16,109	106,480
Quantum Corp. (a)	45,222	108,533
STEC, Inc. (a)	7,239	62,183

		562,229

Cosmetics & Personal Care — 0.9%
Inter Parfums, Inc.	6,454	100,424

Diversified Financial — 2.6%
Encore Capital Group, Inc. (a)	6,686	142,145
Evercore Partners, Inc. Class A	6,257	166,561

		308,706

Electrical Components & Equipment — 0.8%
Power-One, Inc. (a)	22,904	89,555

Electronics — 1.0%
Imax Corp. (a)	6,703	122,866

	Number of Shares	Value
Energy – Alternate Sources — 1.0%
FuelCell Energy, Inc. (a)	63,443	$55,322
Headwaters, Inc. (a)	30,710	68,176

		123,498

Hand & Machine Tools — 1.6%
Snap-on, Inc.	3,676	186,079

Health Care – Products — 8.5%
Bruker Corp. (a)	12,073	149,946
Given Imaging Ltd. (a)	4,430	77,215
HeartWare International, Inc. (a)	2,846	196,374
Merit Medical Systems, Inc. (a)	10,319	138,068
Thoratec Corp. (a)	8,021	269,185
Zoll Medical Corp. (a)	2,705	170,902

		1,001,690

Health Care – Services — 3.1%
Air Methods Corp. (a)	2,560	216,192
Health Management Associates, Inc. Class A (a)	20,296	149,582

		365,774

Insurance — 4.7%
CNO Financial Group, Inc. (a)	36,345	229,337
Employers Holdings, Inc.	6,967	126,033
Maiden Holdings Ltd.	22,741	199,211

		554,581

Internet — 4.2%
ClickSoftware Technologies Ltd.	12,646	121,275
Limelight Networks, Inc. (a)	29,549	87,465
ValueClick, Inc. (a)	7,877	128,317
Vocus, Inc. (a)	7,381	163,046

		500,103

Machinery – Diversified — 6.4%
Cascade Corp.	4,063	191,652
Chart Industries, Inc. (a)	3,129	169,185
Wabtec Corp.	5,615	392,769

		753,606

Manufacturing — 3.7%
Acuity Brands, Inc.	3,389	179,617
LSB Industries, Inc. (a)	3,690	103,431
Trinity Industries, Inc.	5,036	151,382

		434,430

Media — 2.5%
Acacia Research — Acacia Technologies (a)	8,058	294,198

Oil & Gas — 2.3%
Pioneer Drilling Co. (a)	14,528	140,631
Rosetta Resources, Inc. (a)	2,980	129,630

		270,261

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 2.6%
Dawson Geophysical Co. (a)	4,768	$188,479
Tesco Corp. (a)	8,959	113,242

		301,721

Pharmaceuticals — 5.8%
Akorn, Inc. (a)	17,137	190,563
BioMarin Pharmaceutical, Inc. (a)	4,653	159,970
Impax Laboratories, Inc. (a)	6,356	128,201
Mylan, Inc. (a)	9,715	208,484

		687,218

Retail — 1.9%
Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,544	230,076

Semiconductors — 1.8%
Integrated Device Technology, Inc. (a)	17,619	96,200
PMC-Sierra, Inc. (a)	20,436	112,602

		208,802

Software — 6.8%
ACI Worldwide, Inc. (a)	4,356	124,756
Changyou.com Ltd. Sponsored ADR (Cayman Islands) (a)	3,564	82,150
Compuware Corp. (a)	18,930	157,498
Interactive Intelligence Group (a)	5,909	135,434
PROS Holdings, Inc. (a)	8,116	120,766
Solera Holdings, Inc.	4,159	185,242

		805,846

Telecommunications — 5.9%
Acme Packet, Inc. (a)	3,899	120,518
Anixter International, Inc. (a)	4,892	291,759
Premiere Global Services, Inc. (a)	22,935	194,259
ShoreTel, Inc. (a)	14,283	91,126

		697,662

Trucking & Leasing — 1.6%
The Greenbrier Cos., Inc. (a)	7,698	186,907

TOTAL COMMON STOCK (Cost $11,169,255)		11,704,935

TOTAL EQUITIES (Cost $11,169,255)		11,704,935

TOTAL LONG-TERM INVESTMENTS (Cost $11,169,255)		11,704,935

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$135,523	$135,523

TOTAL SHORT-TERM INVESTMENTS (Cost $135,523)		135,523

TOTAL INVESTMENTS — 100.3% (Cost $11,304,778) (c)		11,840,458

Other Assets/(Liabilities) — (0.3)%		(38,744)

NET ASSETS — 100.0%		$11,801,714

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $135,524. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/25/38, and an aggregate market value, including accrued interest, of $139,162.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	11,792	$114,736
Omnicom Group, Inc.	6,950	309,831

		424,567

Aerospace & Defense — 2.0%
The Boeing Co.	18,923	1,388,002
General Dynamics Corp.	9,144	607,253
Goodrich Corp.	3,190	394,603
L-3 Communications Holdings, Inc.	2,513	167,567
Lockheed Martin Corp.	6,729	544,376
Northrop Grumman Corp.	6,604	386,202
Raytheon Co.	8,750	423,325
Rockwell Collins, Inc.	3,796	210,185
United Technologies Corp.	23,080	1,686,917

		5,808,430

Agriculture — 2.1%
Altria Group, Inc.	52,422	1,554,312
Archer-Daniels-Midland Co.	17,122	489,689
Lorillard, Inc.	3,406	388,284
Philip Morris International, Inc.	44,158	3,465,520
Reynolds American, Inc.	8,674	359,277

		6,257,082

Airlines — 0.1%
Southwest Airlines Co.	19,194	164,301

Apparel — 0.5%
Nike, Inc. Class B	9,452	910,889
Ralph Lauren Corp.	1,632	225,347
VF Corp.	2,206	280,140

		1,416,376

Auto Manufacturers — 0.5%
Ford Motor Co. (a)	97,082	1,044,602
Paccar, Inc.	9,016	337,830

		1,382,432

Automotive & Parts — 0.3%
BorgWarner, Inc. (a)	2,744	174,902
The Goodyear Tire & Rubber Co. (a)	6,457	91,496
Johnson Controls, Inc.	17,401	543,955

		810,353

Banks — 3.7%
Bank of America Corp.	257,552	1,431,989
Bank of New York Mellon Corp.	30,935	615,916
BB&T Corp.	17,515	440,853
Capital One Financial Corp.	11,716	495,470
Comerica, Inc.	5,168	133,334
Fifth Third Bancorp	23,561	299,696

	Number of Shares	Value
First Horizon National Corp.	7,091	$56,728
Huntington Bancshares, Inc.	21,470	117,870
KeyCorp	23,990	184,483
M&T Bank Corp.	3,241	247,418
Northern Trust Corp.	6,439	255,371
PNC Financial Services Group, Inc.	13,304	767,242
Regions Financial Corp.	31,864	137,015
State Street Corp.	12,585	507,301
SunTrust Banks, Inc.	13,359	236,454
U.S. Bancorp	48,439	1,310,275
Wells Fargo & Co.	134,035	3,694,005
Zions Bancorp	4,655	75,783

		11,007,203

Beverages — 2.6%
Brown-Forman Corp. Class B	2,613	210,373
The Coca-Cola Co.	57,787	4,043,356
Coca-Cola Enterprises, Inc.	7,802	201,136
Constellation Brands, Inc. Class A (a)	4,220	87,228
Dr. Pepper Snapple Group, Inc.	5,488	216,666
Molson Coors Brewing Co. Class B	4,008	174,508
PepsiCo, Inc.	39,778	2,639,270

		7,572,537

Biotechnology — 1.0%
Amgen, Inc.	20,224	1,298,583
Biogen Idec, Inc. (a)	6,173	679,338
Celgene Corp. (a)	11,298	763,745
Life Technologies Corp. (a)	4,447	173,033

		2,914,699

Building Materials — 0.0%
Masco Corp.	9,500	99,560

Chemicals — 2.2%
Air Products & Chemicals, Inc.	5,364	456,959
Airgas, Inc.	1,675	130,784
CF Industries Holdings, Inc.	1,654	239,797
The Dow Chemical Co.	30,151	867,143
E.I. du Pont de Nemours & Co.	23,550	1,078,119
Eastman Chemical Co.	3,614	141,163
Ecolab, Inc.	7,582	438,315
FMC Corp.	1,806	155,388
International Flavors & Fragrances, Inc.	1,966	103,058
Monsanto Co.	13,586	951,971
The Mosaic Co.	7,522	379,334
PPG Industries, Inc.	3,875	323,524
Praxair, Inc.	7,603	812,761
The Sherwin-Williams Co.	2,149	191,841
Sigma-Aldrich Corp.	3,086	192,752

		6,462,909

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Coal — 0.2%
Alpha Natural Resources, Inc. (a)	5,812	$118,739
CONSOL Energy, Inc.	5,772	211,832
Peabody Energy Corp.	6,806	225,347

		555,918

Commercial Services — 1.8%
Apollo Group, Inc. Class A (a)	2,925	157,570
Automatic Data Processing, Inc.	12,412	670,372
DeVry, Inc.	1,647	63,344
Donnelley (R.R.) & Sons Co.	4,985	71,934
Equifax, Inc.	2,982	115,523
H&R Block, Inc.	7,583	123,830
Iron Mountain, Inc.	4,652	143,282
MasterCard, Inc. Class A	2,698	1,005,868
McKesson Corp.	6,221	484,678
Moody’s Corp.	5,091	171,465
Paychex, Inc.	8,281	249,341
Quanta Services, Inc. (a)	5,156	111,060
Robert Half International, Inc.	3,562	101,374
SAIC, Inc. (a)	7,189	88,353
Total System Services, Inc.	4,322	84,538
Visa, Inc. Class A	12,929	1,312,681
Western Union Co.	15,911	290,535

		5,245,748

Computers — 7.0%
Accenture PLC Class A	16,275	866,318
Apple, Inc. (a)	23,636	9,572,580
Cognizant Technology Solutions Corp. Class A (a)	7,610	489,399
Computer Sciences Corp.	3,907	92,596
Dell, Inc. (a)	39,046	571,243
EMC Corp. (a)	52,089	1,121,997
Hewlett-Packard Co.	50,433	1,299,154
International Business Machines Corp.	29,979	5,512,539
Lexmark International, Inc. Class A	1,776	58,732
NetApp, Inc. (a)	9,069	328,933
SanDisk Corp. (a)	6,058	298,114
Teradata Corp. (a)	4,247	206,022
Western Digital Corp. (a)	5,846	180,934

		20,598,561

Cosmetics & Personal Care — 2.1%
Avon Products, Inc.	11,008	192,310
Colgate-Palmolive Co.	12,305	1,136,859
The Estee Lauder Cos., Inc. Class A	2,800	314,496
The Procter & Gamble Co.	70,000	4,669,700

		6,313,365

Distribution & Wholesale — 0.3%
Fastenal Co.	7,494	326,813
Genuine Parts Co.	4,032	246,758

	Number of Shares	Value
W.W. Grainger, Inc.	1,546	$289,396

		862,967

Diversified Financial — 4.0%
American Express Co.	25,680	1,211,326
Ameriprise Financial, Inc.	5,731	284,487
BlackRock, Inc.	2,566	457,364
The Charles Schwab Corp.	27,098	305,123
Citigroup, Inc.	74,291	1,954,596
CME Group, Inc.	1,681	409,609
Discover Financial Services	14,032	336,768
E*TRADE Financial Corp. (a)	6,716	53,459
Federated Investors, Inc. Class B	2,443	37,011
Franklin Resources, Inc.	3,706	355,998
The Goldman Sachs Group, Inc.	12,510	1,131,279
IntercontinentalExchange, Inc. (a)	1,872	225,670
Invesco Ltd.	11,295	226,917
JP Morgan Chase & Co.	96,587	3,211,518
Legg Mason, Inc.	3,270	78,644
Morgan Stanley	37,459	566,755
The NASDAQ OMX Group, Inc. (a)	3,174	77,795
NYSE Euronext	6,674	174,191
SLM Corp.	13,013	174,374
T. Rowe Price Group, Inc.	6,468	368,353

		11,641,237

Electric — 3.5%
The AES Corp. (a)	16,752	198,344
Ameren Corp.	6,039	200,072
American Electric Power Co., Inc.	12,206	504,230
CenterPoint Energy, Inc.	10,666	214,280
CMS Energy Corp.	6,515	143,851
Consolidated Edison, Inc.	7,357	456,355
Constellation Energy Group, Inc.	5,056	200,571
Dominion Resources, Inc.	14,408	764,777
DTE Energy Co.	4,306	234,462
Duke Energy Corp.	33,962	747,164
Edison International	8,387	347,222
Entergy Corp.	4,528	330,770
Exelon Corp.	16,722	725,233
FirstEnergy Corp.	10,592	469,226
Integrys Energy Group, Inc.	2,054	111,286
NextEra Energy, Inc.	10,658	648,859
Northeast Utilities	4,387	158,239
NRG Energy, Inc. (a)	5,609	101,635
Pepco Holdings, Inc.	5,920	120,176
PG&E Corp.	10,196	420,279
Pinnacle West Capital Corp.	2,874	138,469
PPL Corp.	14,818	435,945
Progress Energy, Inc.	7,563	423,679
Public Service Enterprise Group, Inc.	12,804	422,660
SCANA Corp.	2,998	135,090
The Southern Co.	21,975	1,017,223
TECO Energy, Inc.	5,713	109,347

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Wisconsin Energy Corp.	5,896	$206,124
Xcel Energy, Inc.	12,349	341,326

		10,326,894

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	18,732	872,724
Molex, Inc.	3,670	87,566

		960,290

Electronics — 0.4%
Agilent Technologies, Inc. (a)	8,982	313,741
Amphenol Corp. Class A	4,227	191,864
FLIR Systems, Inc.	3,803	95,341
Jabil Circuit, Inc.	4,524	88,942
PerkinElmer, Inc.	2,764	55,280
TE Connectivity Ltd.	10,628	327,449
Waters Corp. (a)	2,329	172,462

		1,245,079

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	1,470	49,627

Engineering & Construction — 0.1%
Fluor Corp.	4,267	214,417
Jacobs Engineering Group, Inc. (a)	3,141	127,462

		341,879

Entertainment — 0.0%
International Game Technology	7,272	125,078

Environmental Controls — 0.3%
Republic Services, Inc.	7,828	215,661
Stericycle, Inc. (a)	2,158	168,151
Waste Management, Inc.	11,825	386,796

		770,608

Foods — 2.1%
Campbell Soup Co.	4,421	146,954
ConAgra Foods, Inc.	10,658	281,371
Dean Foods Co. (a)	4,777	53,502
General Mills, Inc.	16,358	661,027
H.J. Heinz Co.	8,163	441,129
The Hershey Co.	3,931	242,857
Hormel Foods Corp.	3,646	106,791
The J.M. Smucker Co.	2,909	227,397
Kellogg Co.	6,228	314,950
Kraft Foods, Inc. Class A	45,023	1,682,059
The Kroger Co.	15,228	368,822
McCormick & Co., Inc.	3,319	167,344
Safeway, Inc.	8,505	178,945
Sara Lee Corp.	15,139	286,430
SUPERVALU, Inc.	5,471	44,425
Sysco Corp.	14,868	436,078
Tyson Foods, Inc. Class A	7,326	151,209

	Number of Shares	Value
Whole Foods Market, Inc.	4,126	$287,087

		6,078,377

Forest Products & Paper — 0.2%
International Paper Co.	11,243	332,793
MeadWestvaco Corp.	4,483	134,266

		467,059

Gas — 0.2%
AGL Resources, Inc.	2,947	124,540
NiSource, Inc.	7,314	174,147
Sempra Energy	6,166	339,130

		637,817

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,560	78,967
Stanley Black & Decker, Inc.	4,279	289,261

		368,228

Health Care – Products — 3.3%
Baxter International, Inc.	14,311	708,108
Becton, Dickinson & Co.	5,522	412,604
Boston Scientific Corp. (a)	37,079	198,002
C.R. Bard, Inc.	2,218	189,639
CareFusion Corp. (a)	5,556	141,178
Covidien PLC	12,247	551,238
Edwards Lifesciences Corp. (a)	2,854	201,778
Intuitive Surgical, Inc. (a)	984	455,602
Johnson & Johnson	69,461	4,555,252
Medtronic, Inc.	26,966	1,031,450
St. Jude Medical, Inc.	7,987	273,954
Stryker Corp.	8,361	415,625
Varian Medical Systems, Inc. (a)	2,846	191,052
Zimmer Holdings, Inc. (a)	4,527	241,832

		9,567,314

Health Care – Services — 1.4%
Aetna, Inc.	9,239	389,793
Cigna Corp.	7,205	302,610
Coventry Health Care, Inc. (a)	3,601	109,362
DaVita, Inc. (a)	2,327	176,410
Humana, Inc.	4,186	366,735
Laboratory Corporation of America Holdings (a)	2,481	213,292
Quest Diagnostics, Inc.	4,057	235,549
Tenet Healthcare Corp. (a)	10,535	54,045
Thermo Fisher Scientific, Inc. (a)	9,660	434,410
UnitedHealth Group, Inc.	27,181	1,377,533
WellPoint, Inc.	8,866	587,373

		4,247,112

Holding Company – Diversified — 0.0%
Leucadia National Corp.	4,867	110,676

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Builders — 0.1%
D.R. Horton, Inc.	7,409	$93,427
Lennar Corp. Class A	4,228	83,080
PulteGroup, Inc. (a)	8,841	55,787

		232,294

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,835	69,803
Whirlpool Corp.	1,904	90,345

		160,148

Household Products — 0.4%
Avery Dennison Corp.	2,634	75,543
The Clorox Co.	3,288	218,849
Beam, Inc.	3,897	199,643
Kimberly-Clark Corp.	10,103	743,177

		1,237,212

Housewares — 0.0%
Newell Rubbermaid, Inc.	7,663	123,757

Insurance — 3.5%
ACE Ltd.	8,550	599,526
Aflac, Inc.	11,788	509,949
The Allstate Corp.	12,790	350,574
American International Group, Inc. (a)	11,182	259,422
Aon Corp.	8,121	380,063
Assurant, Inc.	2,258	92,713
Berkshire Hathaway, Inc. Class B (a)	44,716	3,411,831
The Chubb Corp.	7,093	490,977
Cincinnati Financial Corp.	3,990	121,535
Genworth Financial, Inc. Class A (a)	12,148	79,569
The Hartford Financial Services Group, Inc.	11,476	186,485
Lincoln National Corp.	7,535	146,330
Loews Corp.	7,688	289,453
Marsh & McLennan Cos., Inc.	13,780	435,724
MetLife, Inc.	26,771	834,720
Principal Financial Group, Inc.	7,771	191,167
The Progressive Corp.	15,476	301,937
Prudential Financial, Inc.	11,989	600,889
Torchmark Corp.	2,691	116,762
The Travelers Cos., Inc.	10,605	627,498
Unum Group	7,638	160,933
XL Group PLC	8,216	162,430

		10,350,487

Internet — 3.0%
Akamai Technologies, Inc. (a)	4,460	143,969
Amazon.com, Inc. (a)	9,252	1,601,521
eBay, Inc. (a)	29,265	887,607
Expedia, Inc.	2,475	71,824
F5 Networks, Inc. (a)	2,064	219,032
Google, Inc. Class A (a)	6,424	4,149,262
Netflix, Inc. (a)	1,467	101,648

	Number of Shares	Value
Priceline.com, Inc. (a)	1,260	$589,315
Symantec Corp. (a)	18,900	295,785
TripAdvisor, Inc. (a)	2,475	62,395
VeriSign, Inc.	4,011	143,273
Yahoo!, Inc. (a)	31,783	512,660

		8,778,291

Iron & Steel — 0.3%
Allegheny Technologies, Inc.	2,777	132,741
Cliffs Natural Resources, Inc.	3,705	231,007
Nucor Corp.	7,916	313,236
United States Steel Corp.	3,605	95,388

		772,372

Leisure Time — 0.2%
Carnival Corp.	11,657	380,485
Harley-Davidson, Inc.	6,005	233,414

		613,899

Lodging — 0.3%
Marriott International, Inc. Class A	6,694	195,264
Starwood Hotels & Resorts Worldwide, Inc.	4,874	233,806
Wyndham Worldwide Corp.	4,028	152,379
Wynn Resorts Ltd.	2,024	223,632

		805,081

Machinery – Construction & Mining — 0.7%
Caterpillar, Inc.	16,443	1,489,736
Ingersoll-Rand PLC	7,866	239,677
Joy Global, Inc.	2,659	199,345

		1,928,758

Machinery – Diversified — 0.8%
Cummins, Inc.	4,844	426,369
Deere & Co.	10,562	816,971
Eaton Corp.	8,506	370,266
Flowserve Corp.	1,399	138,949
Rockwell Automation, Inc.	3,650	267,800
Roper Industries, Inc.	2,409	209,270
Xylem, Inc.	4,681	120,255

		2,349,880

Manufacturing — 3.5%
3M Co.	17,770	1,452,342
Cooper Industries PLC	3,972	215,084
Danaher Corp.	14,377	676,294
Dover Corp.	4,794	278,292
General Electric Co.	268,358	4,806,292
Honeywell International, Inc.	19,732	1,072,434
Illinois Tool Works, Inc.	12,348	576,775
Leggett & Platt, Inc.	3,453	79,557
Pall Corp.	2,871	164,078
Parker Hannifin Corp.	3,864	294,630

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Textron, Inc.	7,277	$134,552
Tyco International Ltd.	11,819	552,065

		10,302,395

Media — 2.9%
Cablevision Systems Corp. Class A	5,816	82,704
CBS Corp. Class B	16,438	446,127
Comcast Corp. Class A	69,415	1,645,830
DIRECTV Class A (a)	17,983	768,953
Discovery Communications, Inc. Series A (a)	6,727	275,605
Gannett Co., Inc.	6,260	83,696
The McGraw-Hill Cos., Inc.	7,406	333,048
News Corp. Class A	55,760	994,758
Scripps Networks Interactive Class A	2,385	101,172
Time Warner Cable, Inc.	8,044	511,357
Time Warner, Inc.	25,457	920,016
Viacom, Inc. Class B	14,035	637,329
The Walt Disney Co.	45,686	1,713,225
The Washington Post Co. Class B	123	46,348

		8,560,168

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	3,681	606,592

Mining — 0.7%
Alcoa, Inc.	27,057	234,043
Freeport-McMoRan Copper & Gold, Inc.	24,036	884,284
Newmont Mining Corp.	12,637	758,346
Titanium Metals Corp.	2,370	35,503
Vulcan Materials Co.	3,363	132,334

		2,044,510

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	5,079	94,165
Xerox Corp.	35,916	285,891

		380,056

Oil & Gas — 9.7%
Anadarko Petroleum Corp.	12,617	963,056
Apache Corp.	9,738	882,068
Cabot Oil & Gas Corp.	2,615	198,478
Chesapeake Energy Corp.	16,944	377,682
Chevron Corp.	50,668	5,391,075
ConocoPhillips	33,776	2,461,257
Denbury Resources, Inc. (a)	10,136	153,054
Devon Energy Corp.	10,257	635,934
Diamond Offshore Drilling, Inc.	1,690	93,389
EOG Resources, Inc.	6,805	670,361
EQT Corp.	3,750	205,462
Exxon Mobil Corp.	121,899	10,332,159
Helmerich & Payne, Inc.	2,668	155,704
Hess Corp.	7,655	434,804
Marathon Oil Corp.	17,850	522,469

	Number of Shares	Value
Marathon Petroleum Corp.	9,106	$303,139
Murphy Oil Corp.	4,965	276,749
Nabors Industries Ltd. (a)	7,244	125,611
Newfield Exploration Co. (a)	3,419	128,999
Noble Corp. (a)	6,579	198,817
Noble Energy, Inc.	4,431	418,242
Occidental Petroleum Corp.	20,641	1,934,062
Pioneer Natural Resources Co.	3,110	278,283
QEP Resources, Inc.	4,370	128,041
Range Resources Corp.	3,904	241,814
Rowan Companies, Inc. (a)	3,023	91,688
Southwestern Energy Co. (a)	8,888	283,883
Sunoco, Inc.	2,666	109,359
Tesoro Corp. (a)	3,750	87,600
Valero Energy Corp.	14,176	298,405

		28,381,644

Oil & Gas Services — 1.7%
Baker Hughes, Inc.	11,178	543,698
Cameron International Corp. (a)	6,255	307,683
FMC Technologies, Inc. (a)	6,152	321,319
Halliburton Co.	23,545	812,538
National Oilwell Varco, Inc.	10,747	730,689
Schlumberger Ltd.	34,193	2,335,724

		5,051,651

Packaging & Containers — 0.1%
Ball Corp.	4,216	150,554
Bemis Co., Inc.	2,592	77,967
Owens-IIlinois, Inc. (a)	4,360	84,497
Sealed Air Corp.	4,210	72,454

		385,472

Pharmaceuticals — 5.7%
Abbott Laboratories	39,641	2,229,014
Allergan, Inc.	7,819	686,039
AmerisourceBergen Corp.	6,589	245,045
Bristol-Myers Squibb Co.	42,984	1,514,756
Cardinal Health, Inc.	8,897	361,307
DENTSPLY International, Inc.	3,489	122,080
Eli Lilly & Co.	25,811	1,072,705
Express Scripts, Inc. (a)	12,352	552,011
Forest Laboratories, Inc. (a)	6,799	205,738
Gilead Sciences, Inc. (a)	19,109	782,131
Hospira, Inc. (a)	4,246	128,951
Mead Johnson Nutrition Co.	5,123	352,104
Medco Health Solutions, Inc. (a)	9,907	553,801
Merck & Co., Inc.	77,532	2,922,956
Mylan, Inc. (a)	10,702	229,665
Patterson Cos., Inc.	2,545	75,128
Perrigo Co.	2,385	232,061
Pfizer, Inc.	195,520	4,231,053
Watson Pharmaceuticals, Inc. (a)	3,237	195,321

		16,691,866

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines — 0.6%
El Paso Corp.	19,489	$517,823
ONEOK, Inc.	2,656	230,248
Spectra Energy Corp.	16,429	505,192
The Williams Cos., Inc.	15,140	499,923

		1,753,186

Real Estate — 0.0%
CBRE Group, Inc. (a)	8,052	122,551

Real Estate Investment Trusts (REITS) — 1.8%
Apartment Investment & Management Co. Class A	3,083	70,631
AvalonBay Communities, Inc.	2,411	314,877
Boston Properties, Inc.	3,792	377,683
Equity Residential	7,523	429,037
HCP, Inc.	10,253	424,782
Health Care REIT, Inc.	4,935	269,106
Host Hotels & Resorts, Inc.	17,800	262,906
Kimco Realty Corp.	10,242	166,330
Plum Creek Timber Co., Inc.	4,075	148,982
ProLogis, Inc.	11,721	335,103
Public Storage	3,618	486,476
Simon Property Group, Inc.	7,445	959,958
Ventas, Inc.	7,389	407,356
Vornado Realty Trust	4,628	355,708
Weyerhaeuser Co.	13,851	258,598

		5,267,533

Retail — 6.4%
Abercrombie & Fitch Co. Class A	2,192	107,057
AutoNation, Inc. (a)	1,234	45,498
AutoZone, Inc. (a)	710	230,729
Bed Bath & Beyond, Inc. (a)	6,147	356,342
Best Buy Co., Inc.	7,587	177,308
Big Lots, Inc. (a)	1,633	61,662
CarMax, Inc. (a)	5,666	172,700
Chipotle Mexican Grill, Inc. (a)	809	273,232
Coach, Inc.	7,452	454,870
Costco Wholesale Corp.	11,042	920,019
CVS Caremark Corp.	33,133	1,351,164
Darden Restaurants, Inc.	3,454	157,433
Dollar Tree, Inc. (a)	3,115	258,888
Family Dollar Stores, Inc.	2,968	171,135
GameStop Corp. Class A (a)	3,618	87,302
The Gap, Inc.	8,692	161,237
The Home Depot, Inc.	39,202	1,648,052
J.C. Penney Co., Inc.	3,582	125,907
Kohl’s Corp.	6,445	318,061
Limited Brands, Inc.	6,245	251,986
Lowe’s Cos., Inc.	31,838	808,048
Macy’s, Inc.	10,817	348,091
McDonald’s Corp.	25,987	2,607,276
Nordstrom, Inc.	4,045	201,077
O’Reilly Automotive, Inc. (a)	3,270	261,436

	Number of Shares	Value
Orchard Supply Hardware Stores Corp. (a) (b)	43	$162
Ross Stores, Inc.	5,856	278,336
Sears Holdings Corp. (a)	959	30,477
Staples, Inc.	17,586	244,269
Starbucks Corp.	18,817	865,770
Target Corp.	17,072	874,428
Tiffany & Co.	3,192	211,502
The TJX Cos., Inc.	9,568	617,614
Urban Outfitters, Inc. (a)	2,703	74,495
Wal-Mart Stores, Inc.	44,502	2,659,439
Walgreen Co.	22,583	746,594
Yum! Brands, Inc.	11,613	685,283

		18,844,879

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	13,808	86,300
People’s United Financial, Inc.	8,958	115,110

		201,410

Semiconductors — 2.3%
Advanced Micro Devices, Inc. (a)	15,212	82,145
Altera Corp.	8,127	301,512
Analog Devices, Inc.	7,680	274,790
Applied Materials, Inc.	33,251	356,118
Broadcom Corp. Class A (a)	12,472	366,178
Intel Corp.	129,252	3,134,361
KLA-Tencor Corp.	4,217	203,470
Linear Technology Corp.	5,739	172,342
LSI Corp. (a)	14,830	88,239
Microchip Technology, Inc.	5,008	183,443
Micron Technology, Inc. (a)	25,148	158,181
Novellus Systems, Inc. (a)	1,714	70,771
NVIDIA Corp. (a)	15,513	215,010
Teradyne, Inc. (a)	4,803	65,465
Texas Instruments, Inc.	29,035	845,209
Xilinx, Inc.	6,612	211,981

		6,729,215

Software — 3.6%
Adobe Systems, Inc. (a)	12,410	350,831
Autodesk, Inc. (a)	5,737	174,003
BMC Software, Inc. (a)	4,251	139,348
CA, Inc.	9,343	188,869
Cerner Corp. (a)	3,789	232,076
Citrix Systems, Inc. (a)	4,686	284,534
The Dun & Bradstreet Corp.	1,218	91,143
Electronic Arts, Inc. (a)	8,329	171,577
Fidelity National Information Services, Inc.	6,240	165,922
Fiserv, Inc. (a)	3,646	214,166
Intuit, Inc.	7,485	393,636
Microsoft Corp.	190,314	4,940,551
Oracle Corp.	100,134	2,568,437

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Red Hat, Inc. (a)	4,987	$205,913
Salesforce.com, Inc. (a)	3,504	355,516

		10,476,522

Telecommunications — 5.3%
American Tower Corp. Class A	9,955	597,400
AT&T, Inc.	150,709	4,557,440
CenturyLink, Inc.	15,811	588,169
Cisco Systems, Inc.	136,597	2,469,674
Corning, Inc.	39,688	515,150
Frontier Communications Corp.	25,258	130,079
Harris Corp.	2,983	107,507
JDS Uniphase Corp. (a)	5,851	61,084
Juniper Networks, Inc. (a)	13,242	270,269
MetroPCS Communications, Inc. (a)	6,957	60,387
Motorola Mobility Holdings, Inc. (a)	6,578	255,226
Motorola Solutions, Inc.	7,268	336,436
QUALCOMM, Inc.	42,720	2,336,784
Sprint Nextel Corp. (a)	76,336	178,626
Verizon Communications, Inc.	72,054	2,890,807
Windstream Corp.	14,526	170,535

		15,525,573

Textiles — 0.0%
Cintas Corp.	2,759	96,041

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,046	97,137
Mattel, Inc.	8,429	233,989

		331,126

Transportation — 1.9%
C.H. Robinson Worldwide, Inc.	4,140	288,889
CSX Corp.	26,685	561,986
Expeditors International of Washington, Inc.	5,440	222,822
FedEx Corp.	8,075	674,343
Norfolk Southern Corp.	8,573	624,629
Ryder System, Inc.	1,371	72,855
Union Pacific Corp.	12,238	1,296,494
United Parcel Service, Inc. Class B	24,520	1,794,619

		5,536,637

TOTAL COMMON STOCK (Cost $245,779,891)		289,475,489

PREFERRED STOCK — 0.0%
Retail — 0.0%
Orchard Supply Hardware Stores Corp. (a) (b)	43	162

TOTAL PREFERRED STOCK (Cost $448)		162

		Value
TOTAL EQUITIES (Cost $245,780,339)		$289,475,651

TOTAL LONG-TERM INVESTMENTS (Cost $245,780,339)		289,475,651

	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (c)	$3,782,563	3,782,563

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	1,489	1,489

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill 0.021% 5/03/12 (d)	490,000	489,965

TOTAL SHORT-TERM INVESTMENTS (Cost $4,274,017)		4,274,017

TOTAL INVESTMENTS — 100.0% (Cost $250,054,356) (e)		293,749,668

Other Assets/(Liabilities) — 0.0%		126,981

NET ASSETS — 100.0%		$293,876,649

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $3,782,567. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $3,860,177.
(d)	This security is held as collateral for open futures contracts. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 94.9%

COMMON STOCK — 94.9%
Aerospace & Defense — 0.8%
Lockheed Martin Corp.	21,330	$1,725,597

Agriculture — 1.0%
Philip Morris International, Inc.	27,540	2,161,339

Auto Manufacturers — 0.3%
Paccar, Inc.	18,770	703,312

Banks — 11.2%
Bank of New York Mellon Corp.	434,340	8,647,709
Julius Baer Group Ltd. (a)	95,740	3,723,519
Wells Fargo & Co.	412,873	11,378,780

		23,750,008

Beverages — 4.1%
The Coca-Cola Co.	42,930	3,003,812
Diageo PLC Sponsored ADR (United Kingdom)	40,400	3,531,768
Heineken Holding NV Class A	54,650	2,230,344

		8,765,924

Building Materials — 0.4%
Martin Marietta Materials, Inc.	9,980	752,592

Chemicals — 3.3%
Air Products & Chemicals, Inc.	13,420	1,143,250
Ecolab, Inc.	17,470	1,009,941
Monsanto Co.	37,650	2,638,135
Potash Corp. of Saskatchewan, Inc.	33,996	1,403,355
Praxair, Inc.	7,000	748,300

		6,942,981

Coal — 0.5%
China Coal Energy Co. Class H	898,700	972,350

Commercial Services — 2.5%
Iron Mountain, Inc.	139,299	4,290,409
Visa, Inc. Class A	9,760	990,933

		5,281,342

Computers — 0.7%
Hewlett-Packard Co.	58,200	1,499,232

Cosmetics & Personal Care — 0.1%
Natura Cosmeticos SA	13,700	266,325

Distribution & Wholesale — 0.3%
Li & Fung Ltd.	335,000	615,868

Diversified Financial — 6.9%
American Express Co.	232,932	10,987,402
Ameriprise Financial, Inc.	24,190	1,200,791
The Charles Schwab Corp.	76,560	862,066
CME Group, Inc.	1,510	367,942
The Goldman Sachs Group, Inc.	8,800	795,784

	Number of Shares	Value
JP Morgan Chase & Co.	10,116	$336,357

		14,550,342

Electronics — 0.3%
Agilent Technologies, Inc. (a)	18,590	649,349

Foods — 1.3%
Kraft Foods, Inc. Class A	48,300	1,804,488
Nestle SA	3,070	176,257
Unilever NV NY Shares	21,560	741,017

		2,721,762

Forest Products & Paper — 0.0%
Sino-Forest Corp. (a) (b)	152,310	51,580
Sino-Forest Corp. (Acquired 12/17/09, Cost $61,902) (a) (b) (c) (d)	3,900	1,321

		52,901

Health Care – Products — 3.7%
Baxter International, Inc.	13,180	652,146
Becton, Dickinson & Co.	11,570	864,511
Johnson & Johnson	97,790	6,413,068

		7,929,725

Holding Company – Diversified — 1.1%
China Merchants Holdings International Co. Ltd.	819,036	2,363,494

Housewares — 0.1%
Hunter Douglas NV	6,765	253,575

Insurance — 10.8%
ACE Ltd.	18,840	1,321,061
Aon Corp.	6,000	280,800
Berkshire Hathaway, Inc. Class A (a)	37	4,245,935
Everest Re Group Ltd.	3,290	276,656
Fairfax Financial Holdings Ltd.	2,640	1,138,368
Fairfax Financial Holdings Ltd. (Subordinate Voting Shares)	1,070	458,995
Loews Corp.	178,450	6,718,642
Markel Corp. (a)	595	246,729
The Progressive Corp.	297,550	5,805,200
Transatlantic Holdings, Inc.	42,743	2,339,324

		22,831,710

Internet — 4.5%
Expedia, Inc.	22,155	642,938
Google, Inc. Class A (a)	10,165	6,565,573
Liberty Interactive Corp. Class A (a)	58,650	951,010
Netflix, Inc. (a)	10,520	728,931
TripAdvisor, Inc. (a)	22,155	558,528

		9,446,980

Leisure Time — 0.6%
Harley-Davidson, Inc.	32,830	1,276,102

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 0.9%
BHP Billiton PLC	36,200	$1,052,554
Rio Tinto PLC	19,672	952,016

		2,004,570

Media — 1.6%
Grupo Televisa SAB Sponsored ADR (Mexico)	23,710	499,333
The Walt Disney Co.	79,470	2,980,125

		3,479,458

Oil & Gas — 11.2%
Canadian Natural Resources Ltd.	148,880	5,563,646
Devon Energy Corp.	32,140	1,992,680
EOG Resources, Inc.	94,960	9,354,510
Occidental Petroleum Corp.	59,130	5,540,481
OGX Petroleo e Gas Participacoes SA (a)	171,800	1,254,478

		23,705,795

Oil & Gas Services — 0.7%
Schlumberger Ltd.	5,600	382,536
Transocean Ltd.	28,159	1,081,024

		1,463,560

Packaging & Containers — 0.4%
Sealed Air Corp.	55,800	960,318

Pharmaceuticals — 5.7%
Express Scripts, Inc. (a)	83,280	3,721,783
Merck & Co., Inc.	170,845	6,440,856
Pfizer, Inc.	29,380	635,783
Roche Holding AG	7,200	1,217,647

		12,016,069

Real Estate — 1.6%
Brookfield Asset Management, Inc. Class A	56,700	1,558,116
Hang Lung Properties Ltd.	325,000	1,768,697

		3,326,813

Retail — 13.7%
Bed Bath & Beyond, Inc. (a)	89,020	5,160,489
CarMax, Inc. (a)	34,070	1,038,454
Cie Financiere Richemont SA	5,300	266,869
Costco Wholesale Corp.	136,730	11,392,344
CVS Caremark Corp.	274,268	11,184,649

		29,042,805

Semiconductors — 1.7%
Intel Corp.	24,350	590,488
Texas Instruments, Inc.	102,610	2,986,977

		3,577,465

Software — 1.6%
Activision Blizzard, Inc.	101,670	1,252,574
Microsoft Corp.	62,810	1,630,548

	Number of Shares	Value
Oracle Corp.	16,450	$421,942

		3,305,064

Telecommunications — 0.2%
America Movil SAB de CV Sponsored ADR (Mexico)	16,980	383,748

Transportation — 1.1%
China Shipping Development Co. Ltd. Class H	570,000	354,082
Kuehne & Nagel International AG	16,500	1,846,737
LLX Logistica SA (a)	28,300	51,131

		2,251,950

TOTAL COMMON STOCK (Cost $177,857,971)		201,030,425

PREFERRED STOCK — 0.0%
Iron & Steel — 0.0%
MMX Mineracao e Metalicos SA (a)	28,300	43,241

TOTAL PREFERRED STOCK (Cost $43,447)		43,241

TOTAL EQUITIES (Cost $177,901,418)		201,073,666

	Principal Amount
BONDS & NOTES — 0.0%

CORPORATE DEBT — 0.0%
Forest Products & Paper — 0.0%
Sino-Forest Corp. (Acquired 7/23/08, Cost $350,424) (c) (d) 5.000% 8/01/13	$359,000	93,340

TOTAL CORPORATE DEBT (Cost $350,424)		93,340

TOTAL BONDS & NOTES (Cost $350,424)		93,340

TOTAL LONG-TERM INVESTMENTS (Cost $178,251,842)		201,167,006

SHORT-TERM INVESTMENTS — 4.8%
Repurchase Agreement — 4.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (e)	10,065,288	10,065,288

The accompanying notes are an integral part of the financial statements.

MML Large Cap Value Fund – Portfolio of Investments (Continued)

Value
TOTAL SHORT-TERM INVESTMENTS (Cost $10,065,288)	$10,065,288

TOTAL INVESTMENTS — 99.7% (Cost $188,317,130) (f)	211,232,294

Other Assets/(Liabilities) — 0.3%	678,605

NET ASSETS — 100.0%	$211,910,899

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $94,661 or 0.04% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At December 31, 2011, these securities amounted to a value of $94,661 or 0.04% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	Maturity value of $10,065,299. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 11/25/38 – 12/25/38, and an aggregate market value, including accrued interest, of $10,268,152.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML NASDAQ-100 Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.0%

COMMON STOCK — 98.0%
Auto Manufacturers — 0.5%
Paccar, Inc.	1,897	$71,081

Beverages — 0.6%
Green Mountain Coffee Roasters, Inc. (a)	819	36,732
Hansen Natural Corp. (a)	461	42,477

		79,209

Biotechnology — 5.5%
Alexion Pharmaceuticals, Inc. (a)	980	70,070
Amgen, Inc.	4,641	297,999
Biogen Idec, Inc. (a)	1,286	141,524
Celgene Corp. (a)	2,351	158,927
Life Technologies Corp. (a)	944	36,731
Vertex Pharmaceuticals, Inc. (a)	1,104	36,664

		741,915

Chemicals — 0.3%
Sigma-Aldrich Corp.	638	39,849

Commercial Services — 1.7%
Apollo Group, Inc. Class A (a)	689	37,116
Automatic Data Processing, Inc.	2,588	139,778
Paychex, Inc.	1,919	57,781

		234,675

Computers — 18.1%
Apple, Inc. (a)	4,921	1,993,005
Cognizant Technology Solutions Corp. Class A (a)	1,600	102,896
Dell, Inc. (a)	9,512	139,161
NetApp, Inc. (a)	1,951	70,763
Research In Motion Ltd. (a)	2,757	39,976
SanDisk Corp. (a)	1,272	62,595
Seagate Technology PLC	2,458	40,311

		2,448,707

Distribution & Wholesale — 0.7%
Fastenal Co.	1,563	68,163
Fossil, Inc. (a)	331	26,268

		94,431

Electronics — 0.5%
Flextronics International Ltd. (a)	3,776	21,372
Garmin Ltd.	1,028	40,925

		62,297

Energy – Alternate Sources — 0.1%
First Solar, Inc. (a)	458	15,462

Environmental Controls — 0.3%
Stericycle, Inc. (a)	451	35,142

	Number of Shares	Value
Foods — 0.5%
Whole Foods Market, Inc.	950	$66,101

Health Care – Products — 0.9%
Henry Schein, Inc. (a)	478	30,798
Intuitive Surgical, Inc. (a)	206	95,380

		126,178

Internet — 16.5%
Akamai Technologies, Inc. (a)	950	30,666
Amazon.com, Inc. (a)	2,408	416,825
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	1,436	167,251
Check Point Software Technologies Ltd. (a)	1,099	57,741
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	781	18,275
eBay, Inc. (a)	6,835	207,306
Expedia, Inc.	639	18,544
F5 Networks, Inc. (a)	421	44,677
Google, Inc. Class A (a)	1,356	875,840
Liberty Interactive Corp. Class A (a)	2,972	48,191
Netflix, Inc. (a)	293	20,302
Priceline.com, Inc. (a)	264	123,475
Symantec Corp. (a)	3,903	61,082
VeriSign, Inc.	842	30,076
Yahoo!, Inc. (a)	6,567	105,926

		2,226,177

Lodging — 0.5%
Wynn Resorts Ltd.	662	73,144

Media — 4.6%
Comcast Corp. Class A	11,080	262,707
DIRECTV Class A (a)	3,736	159,751
News Corp. Class A	9,119	162,683
Sirius XM Radio, Inc. (a)	19,859	36,143

		621,284

Mining — 0.2%
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	305	31,141

Pharmaceuticals — 4.2%
DENTSPLY International, Inc.	750	26,242
Express Scripts, Inc. (a)	2,571	114,898
Gilead Sciences, Inc. (a)	3,977	162,779
Mylan, Inc. (a)	2,258	48,457
Perrigo Co.	493	47,969
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	3,706	149,574
Warner Chilcott PLC Class A (a)	1,346	20,365

		570,284

The accompanying notes are an integral part of the financial statements.

MML NASDAQ-100 Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Retail — 5.0%
Bed Bath & Beyond, Inc. (a)	1,295	$75,071
Costco Wholesale Corp.	2,295	191,219
Dollar Tree, Inc. (a)	630	52,359
O’Reilly Automotive, Inc. (a)	679	54,286
Orchard Supply Hardware Stores Corp. (a) (b)	25	94
Ross Stores, Inc.	1,234	58,652
Sears Holdings Corp. (a)	566	17,988
Staples, Inc.	3,703	51,435
Starbucks Corp.	3,947	181,602

		682,706

Semiconductors — 9.3%
Altera Corp.	1,699	63,033
Applied Materials, Inc.	6,976	74,713
Avago Technologies Ltd.	1,302	37,576
Broadcom Corp. Class A (a)	2,573	75,543
Intel Corp.	26,962	653,828
KLA-Tencor Corp.	882	42,557
Lam Research Corp. (a)	633	23,434
Linear Technology Corp.	1,206	36,216
Marvell Technology Group Ltd. (a)	3,207	44,417
Maxim Integrated Products, Inc.	1,545	40,232
Microchip Technology, Inc.	1,012	37,070
Micron Technology, Inc. (a)	5,229	32,890
NVIDIA Corp. (a)	3,233	44,809
Xilinx, Inc.	1,390	44,563

		1,250,881

Software — 18.1%
Activision Blizzard, Inc.	6,059	74,647
Adobe Systems, Inc. (a)	2,599	73,474
Autodesk, Inc. (a)	1,200	36,396
BMC Software, Inc. (a)	901	29,535
CA, Inc.	2,612	52,801
Cerner Corp. (a)	897	54,941
Citrix Systems, Inc. (a)	987	59,931
Electronic Arts, Inc. (a)	1,755	36,153
Fiserv, Inc. (a)	746	43,820
Infosys Ltd. Sponsored ADR (India)	413	21,220
Intuit, Inc.	1,576	82,882
Microsoft Corp.	44,542	1,156,310
Nuance Communications, Inc. (a)	1,593	40,080
Oracle Corp.	26,711	685,137

		2,447,327

Telecommunications — 8.7%
Cisco Systems, Inc.	28,465	514,647
QUALCOMM, Inc.	8,901	486,885
Virgin Media, Inc.	1,593	34,058
Vodafone Group PLC Sponsored ADR (United Kingdom)	4,864	136,338

		1,171,928

	Number of Shares	Value
Toys, Games & Hobbies — 0.4%
Mattel, Inc.	1,793	$49,774

Transportation — 0.8%
C.H. Robinson Worldwide, Inc.	869	60,639
Expeditors International of Washington, Inc.	1,123	45,998

		106,637

TOTAL COMMON STOCK (Cost $11,188,497)		13,246,330

PREFERRED STOCK — 0.0%
Retail — 0.0%
Orchard Supply Hardware Stores Corp. (a) (b)	25	94

TOTAL PREFERRED STOCK (Cost $217)		94

TOTAL EQUITIES (Cost $11,188,714)		13,246,424

MUTUAL FUNDS — 0.1%
Diversified Financial — 0.1%
PowerShares QQQ Trust, Series 1	263	14,683

TOTAL MUTUAL FUNDS (Cost $11,706)		14,683

TOTAL LONG-TERM INVESTMENTS (Cost $11,200,420)		13,261,107

	Principal Amount
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement — 1.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (c)	$234,943	234,943

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	413	413

U.S. Treasury Bills — 0.4%
U.S. Treasury Bill (d) 0.020% 5/03/12	5,000	5,000
U.S. Treasury Bill (d) 0.021% 5/03/12	20,000	19,999
U.S. Treasury Bill (d) 0.033% 5/03/12	10,000	9,999
U.S. Treasury Bill (d) 0.042% 5/03/12	5,000	4,999

The accompanying notes are an integral part of the financial statements.

MML NASDAQ-100 Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Bill (d) 0.050% 5/03/12	$10,000	$9,998

		49,995

TOTAL SHORT-TERM INVESTMENTS (Cost $285,351)		285,351

TOTAL INVESTMENTS — 100.2% (Cost $11,485,771) (e)		13,546,458

Other Assets/(Liabilities) — (0.2)%		(26,995)

NET ASSETS — 100.0%		$13,519,463

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $234,944. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $239,994.
(d)	This security is held as collateral for open futures contracts. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 97.5%

COMMON STOCK — 97.5%
Aerospace & Defense — 1.6%
Aerovironment, Inc. (a)	18,010	$566,775
Esterline Technologies Corp. (a)	18,000	1,007,460
Moog, Inc. Class A (a)	26,320	1,156,237
Teledyne Technologies, Inc. (a)	23,840	1,307,624

		4,038,096

Airlines — 0.7%
JetBlue Airways Corp. (a)	180,800	940,160
US Airways Group, Inc. (a)	184,110	933,438

		1,873,598

Apparel — 3.7%
Deckers Outdoor Corp. (a)	7,770	587,179
Steven Madden Ltd. (a)	15,250	526,125
Under Armour, Inc. Class A (a)	72,900	5,233,491
The Warnaco Group, Inc. (a)	63,300	3,167,532

		9,514,327

Automotive & Parts — 1.2%
Dana Holding Corp. (a)	86,120	1,046,358
Meritor, Inc. (a)	117,140	623,185
Tenneco, Inc. (a)	45,150	1,344,567

		3,014,110

Banks — 3.0%
Boston Private Financial Holdings, Inc.	123,200	978,208
East West Bancorp, Inc.	20,820	411,195
Hancock Holding Co.	23,600	754,492
International Bancshares Corp.	50,190	920,234
MB Financial, Inc.	35,990	615,429
National Penn Bancshares, Inc.	101,000	852,440
PacWest Bancorp	46,060	872,837
Pinnacle Financial Partners, Inc. (a)	79,610	1,285,701
Signature Bank (a)	11,430	685,686
Western Alliance Bancorp (a)	54,200	337,666

		7,713,888

Beverages — 1.5%
The Boston Beer Co., Inc. Class A (a)	28,400	3,083,104
Cott Corp. (a)	83,700	523,962
Green Mountain Coffee Roasters, Inc. (a)	5,100	228,735

		3,835,801

Biotechnology — 0.9%
Exelixis, Inc. (a)	118,800	562,518
Immunogen, Inc. (a)	24,410	282,668
Incyte Corp. (a)	51,440	772,114
Seattle Genetics, Inc. (a)	44,950	751,339

		2,368,639

	Number of Shares	Value
Building Materials — 0.9%
Armstrong World Industries, Inc. (a)	12,970	$568,994
Lennox International, Inc.	23,310	786,712
Owens Corning, Inc. (a)	21,450	616,044
Trex Co., Inc. (a)	16,304	373,525

		2,345,275

Chemicals — 0.7%
Ferro Corp. (a)	97,210	475,357
Methanex Corp.	59,635	1,360,871

		1,836,228

Commercial Services — 4.2%
The Advisory Board Co. (a)	14,190	1,053,040
AerCap Holdings NV (a)	78,090	881,636
American Public Education, Inc. (a)	4,200	181,776
Convergys Corp. (a)	78,200	998,614
Corrections Corporation of America (a)	20,270	412,900
CoStar Group, Inc. (a)	21,200	1,414,676
Estacio Participacoes SA	14,645	141,248
The Geo Group, Inc. (a)	9,870	165,322
Healthspring, Inc. (a)	18,020	982,811
Huron Consulting Group, Inc. (a)	19,580	758,529
Localiza Rent a Car SA	29,130	399,801
PAREXEL International Corp. (a)	24,117	500,187
Rent-A-Center, Inc.	16,210	599,770
United Rentals, Inc. (a)	23,060	681,423
Weight Watchers International, Inc.	6,670	366,917
Wright Express Corp. (a)	21,590	1,171,905

		10,710,555

Computers — 6.7%
Cadence Design Systems, Inc. (a)	120,340	1,251,536
Fortinet, Inc. (a)	18,020	393,016
LivePerson, Inc. (a)	37,680	472,884
LogMeIn, Inc. (a)	104,200	4,016,910
MICROS Systems, Inc. (a)	111,200	5,179,696
Quantum Corp. (a)	264,010	633,624
Stratasys, Inc. (a)	99,100	3,013,631
Sykes Enterprises, Inc. (a)	98,463	1,541,931
Syntel, Inc.	12,740	595,850

		17,099,078

Cosmetics & Personal Care — 0.3%
Elizabeth Arden, Inc. (a)	17,140	634,866

Distribution & Wholesale — 1.1%
LKQ Corp. (a)	92,188	2,773,015

Diversified Financial — 5.0%
Financial Engines, Inc. (a)	27,030	603,580
Greenhill & Co., Inc.	101,800	3,702,466
Investment Technology Group, Inc. (a)	65,900	712,379

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Knight Capital Group, Inc. Class A (a)	26,200	$309,684
Manning & Napier, Inc. (a)	18,400	229,816
National Financial Partners Corp. (a)	56,610	765,367
Netspend Holdings, Inc. (a)	15,600	126,516
Portfolio Recovery Associates, Inc. (a)	83,800	5,658,176
Waddell & Reed Financial, Inc. Class A	26,300	651,451

		12,759,435

Electric — 0.6%
El Paso Electric Co.	20,380	705,963
IDACORP, Inc.	21,670	919,025

		1,624,988

Electrical Components & Equipment — 1.4%
GrafTech International Ltd. (a)	232,600	3,174,990
SunPower Corp. (a)	34,949	217,732
Universal Display Corp. (a)	8,100	297,189

		3,689,911

Electronics — 2.0%
Celestica, Inc. (a)	89,360	655,009
Coherent, Inc. (a)	7,100	371,117
Faro Technologies, Inc. (a)	45,100	2,074,600
Jabil Circuit, Inc.	101,300	1,991,558

		5,092,284

Entertainment — 1.1%
Bally Technologies, Inc. (a)	23,610	934,012
Churchill Downs, Inc.	19,960	1,040,515
DreamWorks Animation SKG, Inc. Class A (a)	46,130	765,527

		2,740,054

Environmental Controls — 1.1%
Waste Connections, Inc.	86,200	2,856,668

Foods — 0.1%
Diamond Foods, Inc.	10,960	353,679

Gas — 0.1%
Southwest Gas Corp.	7,800	331,422

Health Care – Products — 9.2%
Bruker Corp. (a)	48,800	606,096
Cyberonics, Inc. (a)	122,800	4,113,800
Dexcom, Inc. (a)	277,200	2,580,732
Gen-Probe, Inc. (a)	13,830	817,630
HeartWare International, Inc. (a)	8,170	563,730
Insulet Corp. (a)	58,620	1,103,815
Masimo Corp. (a)	119,000	2,223,515
NuVasive, Inc. (a)	141,720	1,784,255
Tornier BV (a)	6,310	113,580
Volcano Corp. (a)	169,260	4,026,695

	Number of Shares	Value
Zoll Medical Corp. (a)	89,690	$5,666,614

		23,600,462

Health Care – Services — 2.0%
Coventry Health Care, Inc. (a)	22,380	679,680
Health Management Associates, Inc. Class A (a)	133,210	981,758
Health Net, Inc. (a)	46,450	1,413,009
Kindred Healthcare, Inc. (a)	74,700	879,219
WellCare Health Plans, Inc. (a)	20,360	1,068,900

		5,022,566

Holding Company – Diversified — 0.1%
Justice Holdings Ltd. (a)	26,865	358,804

Home Builders — 0.9%
KB Home	74,500	500,640
Meritage Home Corp. (a)	39,890	925,049
NVR, Inc. (a)	654	448,644
PulteGroup, Inc. (a)	47,700	300,987

		2,175,320

Home Furnishing — 2.3%
Tempur-Pedic International, Inc. (a)	85,580	4,495,518
TiVo, Inc. (a)	149,260	1,338,862

		5,834,380

Insurance — 0.5%
eHealth, Inc. (a)	73,780	1,084,566
Protective Life Corp.	10,600	239,136

		1,323,702

Internet — 5.9%
Ariba, Inc. (a)	14,190	398,455
BroadSoft, Inc. (a)	17,790	537,258
Constant Contact, Inc. (a)	36,630	850,182
DealerTrack Holdings, Inc. (a)	152,500	4,157,150
Dice Holdings, Inc. (a)	180,420	1,495,682
IAC/InterActiveCorp	49,560	2,111,256
Liquidity Services, Inc. (a)	7,500	276,750
Sapient Corp.	278,430	3,508,218
Shutterfly, Inc. (a)	28,140	640,466
ValueClick, Inc. (a)	62,440	1,017,148

		14,992,565

Leisure Time — 1.1%
Brunswick Corp.	46,120	832,927
LIFE TIME FITNESS, Inc. (a)	43,700	2,042,975

		2,875,902

Machinery – Diversified — 3.2%
Gardner Denver, Inc.	20,000	1,541,200
The Middleby Corp. (a)	2,800	263,312
Wabtec Corp.	91,300	6,386,435

		8,190,947

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing — 2.4%
Acuity Brands, Inc.	89,000	$4,717,000
Colfax Corp. (a)	9,030	257,175
Fabrinet (a)	24,410	333,929
FreightCar America, Inc. (a)	27,533	576,816
Polypore International, Inc. (a)	2,970	130,650

		6,015,570

Media — 1.9%
AMC Networks, Inc. (a)	20,940	786,925
FactSet Research Systems, Inc.	41,862	3,653,716
Sinclair Broadcast Group, Inc. Class A	33,500	379,555

		4,820,196

Mining — 0.2%
Detour Gold Corp. (a)	16,540	408,325

Office Furnishings — 0.2%
Knoll, Inc.	30,650	455,152

Oil & Gas — 2.2%
Atwood Oceanics, Inc. (a)	15,270	607,593
Carrizo Oil & Gas, Inc. (a)	42,860	1,129,361
Comstock Resources, Inc. (a)	40,200	615,060
Lone Pine Resources, Inc. (a)	92,350	647,374
Quicksilver Resources, Inc. (a)	89,500	600,545
Rosetta Resources, Inc. (a)	34,760	1,512,060
Whiting Petroleum Corp. (a)	10,515	490,945

		5,602,938

Oil & Gas Services — 4.7%
Core Laboratories NV	29,700	3,384,315
Dril-Quip, Inc. (a)	87,900	5,785,578
Hornbeck Offshore Services, Inc. (a)	16,210	502,834
ION Geophysical Corp. (a)	140,873	863,552
Tidewater, Inc.	26,960	1,329,128

		11,865,407

Packaging & Containers — 0.7%
Graphic Packaging Holding Co. (a)	182,160	776,001
Silgan Holdings, Inc.	28,820	1,113,605

		1,889,606

Pharmaceuticals — 2.8%
Alkermes Plc (a)	42,200	732,592
Amylin Pharmaceuticals, Inc. (a)	43,530	495,371
Ardea Biosciences, Inc. (a)	11,700	196,677
Cadence Pharmaceuticals, Inc. (a)	61,700	243,715
Catalyst Health Solutions, Inc. (a)	11,150	579,800
Ironwood Pharmaceuticals, Inc. (a)	26,450	316,607
Onyx Pharmaceuticals, Inc. (a)	10,680	469,386
Questcor Pharmaceuticals, Inc. (a)	29,000	1,205,820
Salix Pharmaceuticals Ltd. (a)	35,320	1,690,062
SXC Health Solutions Corp. (a)	18,980	1,071,990
United Therapeutics Corp. (a)	2,800	132,300

		7,134,320

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 0.9%
Associated Estates Realty Corp.	57,330	$914,414
MFA Financial, Inc.	142,500	957,600
PS Business Parks, Inc.	9,259	513,226

		2,385,240

Retail — 6.6%
AFC Enterprises, Inc (a)	10,660	156,702
Buffalo Wild Wings, Inc. (a)	1,500	101,265
The Cheesecake Factory, Inc. (a)	43,640	1,280,834
The Children’s Place Retail Store, Inc. (a)	8,600	456,832
Columbia Sportswear Co.	51,720	2,407,566
Denny’s Corp. (a)	185,950	699,172
DSW, Inc. Class A	11,920	526,983
Express, Inc. (a)	33,490	667,791
GNC Holdings, Inc. (a)	34,110	987,484
Hanesbrands, Inc. (a)	22,094	482,975
Liz Claiborne, Inc. (a)	128,380	1,107,919
Nu Skin Enterprises, Inc. Class A	7,380	358,447
Panera Bread Co. Class A (a)	19,500	2,758,275
Rue21, Inc. (a)	48,970	1,057,752
Vera Bradley, Inc. (a)	58,500	1,886,625
Zumiez, Inc. (a)	65,800	1,826,608

		16,763,230

Semiconductors — 1.9%
Applied Micro Circuits Corp. (a)	8,630	57,994
Cavium, Inc. (a)	9,290	264,115
Cypress Semiconductor Corp. (a)	29,790	503,153
Fairchild Semiconductor International, Inc. (a)	44,560	536,502
Lattice Semiconductor Corp. (a)	62,140	369,112
Microsemi Corp. (a)	39,920	668,660
Mindspeed Technologies, Inc. (a)	33,850	155,033
Nanometrics, Inc. (a)	40,320	742,694
ON Semiconductor Corp. (a)	97,750	754,630
Skyworks Solutions, Inc. (a)	45,210	733,306

		4,785,199

Software — 4.2%
Allscripts Healthcare Solutions, Inc. (a)	31,770	601,724
Concur Technologies, Inc. (a)	14,700	746,613
Jive Software, Inc. (a)	13,900	222,400
MicroStrategy, Inc. Class A (a)	4,709	510,079
Parametric Technology Corp. (a)	18,540	338,540
Pegasystems, Inc.	26,230	771,162
RealPage, Inc. (a)	8,620	217,827
Solera Holdings, Inc.	28,400	1,264,936
Synchronoss Technologies, Inc. (a)	48,900	1,477,269
Take-Two Interactive Software, Inc. (a)	50,170	679,804

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Ultimate Software Group, Inc. (a)	53,300	$3,470,896
VeriFone Systems, Inc. (a)	13,870	492,662

		10,793,912

Storage & Warehousing — 0.7%
Mobile Mini, Inc. (a)	98,700	1,722,315

Telecommunications — 3.1%
Acme Packet, Inc. (a)	75,600	2,336,796
Aruba Networks, Inc. (a)	26,105	483,464
DigitalGlobe, Inc. (a)	34,990	598,679
Finisar Corp. (a)	131,750	2,206,154
Ixia (a)	27,730	291,442
RF Micro Devices, Inc. (a)	40,810	220,374
tw telecom, Inc. (a)	55,960	1,084,505
Vonage Holdings Corp. (a)	307,980	754,551

		7,975,965

Transportation — 1.9%
Con-way, Inc.	22,240	648,518
Genesee & Wyoming, Inc. Class A (a)	11,190	677,890
GulfMark Offshore, Inc. Class A (a)	35,300	1,482,953
J.B. Hunt Transport Services, Inc.	35,480	1,599,084
Old Dominion Freight Line, Inc. (a)	12,525	507,638

		4,916,083

TOTAL COMMON STOCK (Cost $235,144,705)		249,114,023

TOTAL EQUITIES (Cost $235,144,705)		249,114,023

MUTUAL FUNDS — 0.9%
Diversified Financial — 0.9%
iShares Russell 2000 Index Fund	29,717	2,189,846

TOTAL MUTUAL FUNDS (Cost $2,156,676)		2,189,846

TOTAL LONG-TERM INVESTMENTS (Cost $237,301,381)		251,303,869

	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$4,239,959	4,239,959

Value
TOTAL SHORT-TERM INVESTMENTS (Cost $4,239,959)	$4,239,959

TOTAL INVESTMENTS — 100.1% (Cost $241,541,340) (c)	255,543,828

Other Assets/(Liabilities) — (0.1)%	(144,833)

NET ASSETS — 100.0%	$255,398,995

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $4,239,964. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 11/25/38 – 9/25/39, and an aggregate market value, including accrued interest, of $4,327,824.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2011

	MML Blue Chip Growth Fund	MML Emerging Growth Fund
Assets:
Investments, at value (Note 2) (a)	$331,032,094	$11,704,935
Short-term investments, at value (Note 2) (b)	2,255,103	135,523

Total investments	333,287,197	11,840,458

Receivables from:
Investments sold	30,048	-
Investment adviser (Note 3)	-	2,959
Fund shares sold	12,443	988
Interest and dividends	241,420	3,404
Foreign taxes withheld	7,802	-

Total assets	333,578,910	11,847,809

Liabilities:
Payables for:
Investments purchased	-	2,376
Fund shares repurchased	11,942	1,003
Variation margin on open futures contracts (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	42,768	6,676
Affiliates (Note 3):
Investment management fees	212,590	10,485
Administration fees	-	-
Service fees	5,737	680
Accrued expense and other liabilities	51,538	24,875

Total liabilities	324,575	46,095

Net assets	$333,254,335	$11,801,714

Net assets consist of:
Paid-in capital	$271,175,726	$15,556,467
Undistributed (accumulated) net investment income (loss)	268,826	(6,587)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,704,617)	(4,283,846)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	67,514,400	535,680

Net assets	$333,254,335	$11,801,714

(a) Cost of investments:	$263,519,046	$11,169,255
(b) Cost of short-term investments:	$2,255,103	$135,523

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Large Cap Value Fund	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund

$289,475,651	$201,167,006	$13,261,107	$251,303,869
4,274,017	10,065,288	285,351	4,239,959

293,749,668	211,232,294	13,546,458	255,543,828

48,164	709,115	1,597	472,807
8,940	-	5,707	-
32,563	27,533	4,888	43,383
437,708	282,857	9,512	75,009
-	39,400	-	-

294,277,043	212,291,199	13,568,162	256,135,027

-	-	-	352,961
109,317	117,781	11,262	35,947
17,439	-	330	-
154,491	68,920	5,299	62,518

24,716	138,569	5,164	232,542
41,931	-	-	-
3,616	11,100	1,257	3,188
48,884	43,930	25,387	48,876

400,394	380,300	48,699	736,032

$293,876,649	$211,910,899	$13,519,463	$255,398,995

$257,174,754	$210,919,661	$13,282,149	$217,185,847
5,258,687	1,318,459	40,117	(60,779)
(12,289,985)	(23,246,849)	(1,865,083)	24,271,400
43,733,193	22,919,628	2,062,280	14,002,527

$293,876,649	$211,910,899	$13,519,463	$255,398,995

$245,780,339	$178,251,842	$11,200,420	$237,301,381
$4,274,017	$10,065,288	$285,351	$4,239,959

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MML Blue Chip Growth Fund	MML Emerging Growth Fund
Initial Class shares:
Net assets	$323,778,653	$10,653,715

Shares outstanding (a)	28,352,458	1,885,640

Net asset value, offering price and redemption price per share	$11.42	$5.65

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class III shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$9,475,682	$1,147,999

Shares outstanding (a)	835,640	204,882

Net asset value, offering price and redemption price per share	$11.34	$5.60

Service Class shares I:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Large Cap Value Fund	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund

$-	$193,403,063	$11,310,078	$250,279,361

-	17,613,327	1,941,484	15,593,623

$-	$10.98	$5.83	$16.05

$74,926,725	$-	$-	$-

4,763,973	-	-	-

$15.73	$-	$-	$-

$106,050,338	$-	$-	$-

6,730,676	-	-	-

$15.76	$-	$-	$-

$106,668,799	$-	$-	$-

6,776,923	-	-	-

$15.74	$-	$-	$-

$-	$18,507,836	$2,209,385	$5,119,634

-	1,693,467	381,476	321,861

$-	$10.93	$5.79	$15.91

$6,230,787	$-	$-	$-

401,309	-	-	-

$15.53	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2011

	MML Blue Chip Growth Fund	MML Emerging Growth Fund
Investment income (Note 2):
Dividends (a)	$3,087,228	$29,869
Interest	203	43

Total investment income	3,087,431	29,912

Expenses (Note 3):
Investment management fees	2,608,041	139,922
Custody fees	43,212	7,435
Audit fees	33,920	32,541
Legal fees	4,598	1,492
Proxy fees	917	917
Shareholder reporting fees	48,072	4,756
Trustees’ fees	27,620	1,088

	2,766,380	188,151
Administration fees:
Class I	-	-
Class II	-	-
Class III	-	-
Service Class I	-	-
Service fees:
Service Class	21,686	2,724
Service Class I	-	-

Total expenses	2,788,066	190,875
Expenses waived (Note 3):
Initial Class fees waived by adviser	-	(19,812)
Service Class fees waived by adviser	-	(1,764)
Class II administrative fees waived	-	-
Class III administrative fees waived	-	-

Net expenses	2,788,066	169,299

Net investment income (loss)	299,365	(139,387)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	22,244,033	1,504,864
Futures contracts	-	-
Foreign currency transactions	1,080	-

Net realized gain (loss)	22,245,113	1,504,864

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(16,890,096)	(2,095,884)
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	(42)	-

Net change in unrealized appreciation (depreciation)	(16,890,138)	(2,095,884)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	5,354,975	(591,020)

Net increase (decrease) in net assets resulting from operations	$5,654,340	$(730,407)

(a) Net of withholding tax of:	$1,980	$285

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Large Cap Value Fund	MML NASDAQ-100 Fund	MML Small Cap Growth Equity Fund

$6,228,122	$3,839,405	$123,911	$1,155,173
792	18,719	70	24,850

6,228,914	3,858,124	123,981	1,180,023

301,943	1,735,821	59,150	2,766,226
29,045	28,114	6,097	64,845
33,152	32,521	33,690	36,130
4,154	3,360	2,093	3,675
917	918	918	917
41,580	32,115	5,278	37,642
24,717	18,377	1,025	20,858

435,508	1,851,226	108,251	2,930,293

236,904	-	-	-
210,833	-	-	-
53,581	-	-	-
14,544	-	-	-

-	43,646	4,452	12,526
12,120	-	-	-

963,490	1,894,872	112,703	2,942,819

-	-	(29,935)	-
-	-	(4,707)	-
(55,482)	-	-	-
(53,581)	-	-	-

854,427	1,894,872	78,061	2,942,819

5,374,487	1,963,252	45,920	(1,762,796)

2,852,106	9,544,792	1,855,793	27,213,802
(3,225)	-	26,755	-
-	(4,464)	-	(21,559)

2,848,881	9,540,328	1,882,548	27,192,243

(2,429,186)	(20,072,962)	(1,609,349)	(35,136,964)
(19,624)	-	1,183	-
-	(541)	-	3,317

(2,448,810)	(20,073,503)	(1,608,166)	(35,133,647)

400,071	(10,533,175)	274,382	(7,941,404)

$5,774,558	$(8,569,923)	$320,302	$(9,704,200)

$-	$47,605	$489	$9,522

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blue Chip Growth Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$299,365	$142,987
Net realized gain (loss) on investment transactions	22,245,113	11,979,688
Net change in unrealized appreciation (depreciation) on investments	(16,890,138)	36,998,229

Net increase (decrease) in net assets resulting from operations	5,654,340	49,120,904

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(128,353)	(233,055)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class I	-	-

Total distributions from net investment income	(128,353)	(233,055)

Net fund share transactions (Note 5):
Initial Class	(17,885,991)	105,421,315
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	1,566,442	1,155,540
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(16,319,549)	106,576,855

Total increase (decrease) in net assets	(10,793,562)	155,464,704
Net assets
Beginning of year	344,047,897	188,583,193

End of year	$333,254,335	$344,047,897

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$268,826	$119,414

The accompanying notes are an integral part of the financial statements.

MML Emerging Growth Fund		MML Equity Index Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$(139,387)	$(108,094)	$5,374,487	$5,325,461
1,504,864	1,391,605	2,848,881	683,607
(2,095,884)	1,477,981	(2,448,810)	35,126,179

(730,407)	2,761,492	5,774,558	41,135,247

-	-	-	-
-	-	(1,253,286)	(1,198,204)
-	-	(1,863,933)	(2,245,451)
-	-	(2,033,964)	(1,702,367)
-	-	(91,663)	(28,744)

-	-	(5,242,846)	(5,174,766)

(1,819,249)	(10,765)	-	-
-	-	(6,371,600)	(3,051,896)
-	-	(9,877,049)	(35,685,394)
-	-	592,354	4,218,185
252,959	284,563	-	-
-	-	2,982,027	1,819,674

(1,566,290)	273,798	(12,674,268)	(32,699,431)

(2,296,697)	3,035,290	(12,142,556)	3,261,050

14,098,411	11,063,121	306,019,205	302,758,155

$11,801,714	$14,098,411	$293,876,649	$306,019,205

$(6,587)	$(6,287)	$5,258,687	$5,170,342

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Large Cap Value Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,963,252	$1,703,007
Net realized gain (loss) on investment transactions	9,540,328	6,338,122
Net change in unrealized appreciation (depreciation) on investments	(20,073,503)	18,398,494

Net increase (decrease) in net assets resulting from operations	(8,569,923)	26,439,623

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(1,833,087)	(1,687,136)
Service Class	(127,051)	(90,042)

Total distributions from net investment income	(1,960,138)	(1,777,178)

From net realized gains:
Initial Class	-	-
Service Class	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	(15,543,400)	(16,256,458)
Service Class	2,798,661	4,114,295

Increase (decrease) in net assets from fund share transactions	(12,744,739)	(12,142,163)

Total increase (decrease) in net assets	(23,274,800)	12,520,282
Net assets
Beginning of year	235,185,699	222,665,417

End of year	$211,910,899	$235,185,699

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,318,459	$1,319,809

The accompanying notes are an integral part of the financial statements.

MML NASDAQ-100 Fund		MML Small Cap Growth Equity Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$45,920	$35,354	$(1,762,796)	$(1,582,956)
1,882,548	37,232	27,192,243	34,824,758
(1,608,166)	1,892,953	(35,133,647)	20,037,100

320,302	1,965,539	(9,704,200)	53,278,902

(30,210)	(12,546)	-	-
(2,537)	(172)	-	-

(32,747)	(12,718)	-	-

-	-	(9,981,321)	-
-	-	(205,164)	-

-	-	(10,186,485)	-

118,581	39,217	10,859,398	(43,733,654)
896,066	441,975	1,157,562	1,105,424

1,014,647	481,192	12,016,960	(42,628,230)

1,302,202	2,434,013	(7,873,725)	10,650,672

12,217,261	9,783,248	263,272,720	252,622,048

$13,519,463	$12,217,261	$255,398,995	$263,272,720

$40,117	$30,748	$(60,779)	$(65,759)

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Blue Chip Growth Fund

		Income (loss) from investment operations:			Less distributions to shareholders									Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		Tax return of capital		Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$11.27	$0.01	$0.14	$0.15	$(0.00	) †	$-		$(0.00	) †	$11.42	1.37%		$323,779	0.80%		N/A		0.09%		37%
12/31/10	9.71	0.01	1.56	1.57	(0.01)		-		(0.01)		11.27	16.17%		336,211	0.80%		N/A		0.06%		37%
12/31/09	6.83	0.01	2.88	2.89	(0.01)		-		(0.01)		9.71	42.38%		182,984	0.83%		N/A		0.12%		80%	>>
12/31/08	11.87	0.02	(5.06)	(5.04)	-		-		-		6.83	(42.46%	)	168,558	0.85%		0.84%	#	0.23%		33%
12/31/07	10.58	0.05	1.29	1.34	(0.05)		(0.00	) †	(0.05)		11.87	12.67%		61,701	0.84%		N/A		0.40%		35%
Service Class
12/31/11	$11.22	$(0.02)	$0.14	$0.12	$-		$-		$-		$11.34	1.07%		$9,476	1.05%		N/A		(0.15%	)	37%
12/31/10	9.68	(0.02)	1.56	1.54	-		-		-		11.22	15.91%		7,837	1.05%		N/A		(0.20%	)	37%
12/31/09	6.83	(0.01)	2.87	2.86	(0.01)		-		(0.01)		9.68	41.93%		5,600	1.08%		N/A		(0.13%	)	80%	>>
12/31/08 +++	10.70	0.00 †	(3.87)	(3.87)	-		-		-		6.83	(36.17%	) **	1,816	1.10%	*	N/A		0.17%	*	33%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
>>	The portfolio turnover rate excludes merger activity.

MML Emerging Growth Fund

		Income (loss) from investment operations						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$6.05	$(0.06)	$(0.34)	$(0.40)	$5.65	(6.61%	)	$10,654	1.41%		1.25%	#	(1.03%	)	65%
12/31/10	4.83	(0.05)	1.27	1.22	6.05	25.26%		13,146	1.45%		1.25%	#	(0.92%	)	175%
12/31/09	4.30	(0.04)	0.57	0.53	4.83	12.33%		10,566	1.52%		1.25%	#	(0.95%	)	184%
12/31/08	7.41	(0.05)	(3.06)	(3.11)	4.30	(41.97%	)	9,873	1.58%		1.22%	#	(0.89%	)	280%
12/31/07	6.29	(0.05)	1.17	1.12	7.41	17.81%		18,911	1.44%		1.16%	#	(0.72%	)	195%
Service Class
12/31/11	$6.01	$(0.08)	$(0.33)	$(0.41)	$5.60	(6.82%	)	$1,148	1.66%		1.50%	#	(1.27%	)	65%
12/31/10	4.81	(0.06)	1.26	1.20	6.01	24.95%		953	1.70%		1.50%	#	(1.14%	)	175%
12/31/09	4.30	(0.05)	0.56	0.51	4.81	11.86%		497	1.77%		1.50%	#	(1.21%	)	184%
12/31/08 +++	6.72	(0.02)	(2.40)	(2.42)	4.30	(36.01%	) **	181	2.27%	*	1.50%	*#	(1.10%	) *	280%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Index Fund

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class I
12/31/11	$15.73	$0.26	$0.00	†	$0.26	$(0.26)	$(0.26)	$15.73	1.71%		$74,927	0.44%		N/A		1.62%		4%
12/31/10	13.97	0.23	1.76		1.99	(0.23)	(0.23)	15.73	14.51%		81,199	0.45%		N/A		1.60%		5%
12/31/09	11.33	0.22	2.72		2.94	(0.30)	(0.30)	13.97	26.15%		74,938	0.46%		0.45%	#	1.84%		6%
12/31/08	18.06	0.29	(7.02)		(6.73)	-	-	11.33	(37.26%	)	48,279	0.45%		0.45%	##	1.88%		5%
12/31/07	17.45	0.28	0.61		0.89	(0.28)	(0.28)	18.06	5.13%		88,058	0.45%		N/A		1.53%		6%
Class II
12/31/11	$15.76	$0.28	$(0.00	) †	$0.28	$(0.28)	$(0.28)	$15.76	1.84%		$106,050	0.33%		0.28%	#	1.78%		4%
12/31/10	13.98	0.25	1.77		2.02	(0.24)	(0.24)	15.76	14.76%		115,521	0.34%		0.29%	#	1.76%		5%
12/31/09	11.34	0.24	2.72		2.96	(0.32)	(0.32)	13.98	26.33%		137,083	0.35%		0.29%	#	2.03%		6%
12/31/08	18.04	0.31	(7.01)		(6.70)	-	-	11.34	(37.14%	)	117,274	0.34%		0.29%	#	2.01%		5%
12/31/07	17.44	0.31	0.60		0.91	(0.31)	(0.31)	18.04	5.24%		197,826	0.34%		0.29%	#	1.69%		6%
Class III
12/31/11	$15.75	$0.31	$(0.02)		$0.29	$(0.30)	$(0.30)	$15.74	1.96%		$106,669	0.19%		0.14%	#	1.92%		4%
12/31/10	13.97	0.27	1.77		2.04	(0.26)	(0.26)	15.75	14.93%		106,015	0.20%		0.15%	#	1.90%		5%
12/31/09	11.33	0.26	2.72		2.98	(0.34)	(0.34)	13.97	26.57%		89,566	0.21%		0.15%	#	2.17%		6%
12/31/08	18.01	0.34	(7.02)		(6.68)	-	-	11.33	(37.09%	)	76,287	0.20%		0.15%	#	2.23%		5%
12/31/07	17.41	0.33	0.61		0.94	(0.34)	(0.34)	18.01	5.40%		122,979	0.20%		0.15%	#	1.83%		6%
Service Class I
12/31/11	$15.59	$0.22	$0.00	†	$0.22	$(0.28)	$(0.28)	$15.53	1.47%		$6,231	0.69%		N/A		1.40%		4%
12/31/10	13.88	0.20	1.73		1.93	(0.22)	(0.22)	15.59	14.22%		3,284	0.70%		N/A		1.39%		5%
12/31/09	11.32	0.18	2.71		2.89	(0.33)	(0.33)	13.88	25.83%		1,171	0.71%		0.70%	#	1.53%		6%
12/31/08 +++	16.07	0.10	(4.85)		(4.75)	-	-	11.32	(29.56%	) **	478	0.72%	*	0.70%	*#	2.33%	*	5%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Large Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$11.54	$0.10	$(0.56)	$(0.46)	$(0.10)	$-	$(0.10)	$10.98	(3.94%	)	$193,403	0.82%		0.89%		15%
12/31/10	10.36	0.08	1.19	1.27	(0.09)	-	(0.09)	11.54	12.38%		218,666	0.83%		0.79%		17%
12/31/09	8.01	0.07	2.38	2.45	(0.10)	-	(0.10)	10.36	30.71%		211,859	0.85%		0.77%		21%
12/31/08	13.21	0.10	(5.29)	(5.19)	-	(0.01)	(0.01)	8.01	(39.30%	)	175,313	0.84%		0.92%		20%
12/31/07	12.80	0.15	0.39	0.54	(0.13)	-	(0.13)	13.21	4.22%		290,938	0.82%		1.10%		7%
Service Class
12/31/11	$11.49	$0.07	$(0.55)	$(0.48)	$(0.08)	$-	$(0.08)	$10.93	(4.14%	)	$18,508	1.07%		0.64%		15%
12/31/10	10.33	0.06	1.17	1.23	(0.07)	-	(0.07)	11.49	12.04%		16,519	1.08%		0.56%		17%
12/31/09	8.01	0.04	2.38	2.42	(0.10)	-	(0.10)	10.33	30.32%		10,807	1.10%		0.47%		21%
12/31/08 +++	11.57	0.01	(3.56)	(3.55)	-	(0.01)	(0.01)	8.01	(30.69%	) **	4,823	1.12%	*	0.48%	*	20%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

MML NASDAQ-100 Fund

		Income (loss) from investment operations:				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$5.66	$0.02		$0.17	$0.19	$(0.02)		$(0.02)		$5.83	3.29%		$11,310	0.82%		0.56%	#	0.38%		31%
12/31/10	4.74	0.02		0.91	0.93	(0.01)		(0.01)		5.66	19.58%		10,913	0.86%		0.56%	#	0.36%		5%
12/31/09	3.08	0.01		1.65	1.66	(0.00	) †	(0.00	) †	4.74	53.90%		9,105	1.09%		0.56%	#	0.18%		9%
12/31/08	5.30	0.00	†	(2.22)	(2.22)	(0.00	) †	(0.00	) †	3.08	(41.89%	)	5,322	1.23%		0.56%	#	0.01%		18%
12/31/07	4.46	0.00	†	0.84	0.84	(0.00	) †	(0.00	) †	5.30	18.86%		10,369	0.99%		0.56%	#	0.02%		17%
Service Class
12/31/11	$5.64	$0.01		$0.15	$0.16	$(0.01)		$(0.01)		$5.79	2.81%		$2,209	1.07%		0.81%	#	0.15%		31%
12/31/10	4.72	0.01		0.91	0.92	(0.00	) †	(0.00	) †	5.64	19.51%		1,304	1.11%		0.81%	#	0.14%		5%
12/31/09	3.08	(0.00	) †	1.64	1.64	-		-		4.72	53.25%		679	1.34%		0.81%	#	(0.06%	)	9%
12/31/08 +++	4.99	(0.00	) †	(1.91)	(1.91)	(0.00	) †	(0.00	) †	3.08	(38.28%	) **	251	2.05%	*	0.81%	*#	(0.16%	) *	18%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$17.70	$(0.12)	$(0.82)	$(0.94)	$-	$(0.71)	$(0.71)	$16.05	(5.23%	)	$250,279	1.13%		(0.68%	)	91%
12/31/10	14.48	(0.10)	3.32	3.22	-	-	-	17.70	22.24%		258,833	1.14%		(0.64%	)	95%
12/31/09	10.46	(0.08)	4.10	4.02	-	-	-	14.48	38.43%		250,006	1.15%		(0.66%	)	90%
12/31/08	17.02	(0.01)	(6.55)	(6.56)	-	-	-	10.46	(38.54%	)	171,302	1.15%		(0.06%	)	86%
12/31/07	16.07	(0.07)	1.63	1.56	(0.02)	(0.59)	(0.61)	17.02	9.66%		238,185	1.14%		(0.39%	)	70%
Service Class
12/31/11	$17.59	$(0.16)	$(0.81)	$(0.97)	$-	$(0.71)	$(0.71)	$15.91	(5.43%	)	$5,120	1.38%		(0.92%	)	91%
12/31/10	14.42	(0.14)	3.31	3.17	-	-	-	17.59	21.90%		4,440	1.39%		(0.87%	)	95%
12/31/09	10.45	(0.11)	4.08	3.97	-	-	-	14.42	38.09%		2,616	1.40%		(0.91%	)	90%
12/31/08 +++	15.79	0.01	(5.35)	(5.34)	-	-	-	10.45	(33.82%	) **	831	1.43%	*	0.21%	*	86%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are six series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MML Emerging Growth Fund (“Emerging Growth Fund”)

MML Equity Index Fund (“Equity Index Fund”)

MML Large Cap Value Fund (“Large Cap Value Fund”)

MML NASDAQ-100® Fund (“NASDAQ-100 Fund”)

MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Initial Class	Class I	Class II	Class III	Service Class	Service Class I
Blue Chip Growth Fund	5/1/2006	None	None	None	8/15/2008	None
Emerging Growth Fund	5/1/2000	None	None	None	8/15/2008	None
Equity Index Fund	None	5/1/1997	5/1/2000	5/1/2000	None	8/15/2008
Large Cap Value Fund	5/1/2000	None	None	None	8/15/2008	None
NASDAQ-100 Fund	5/1/2000	None	None	None	8/15/2008	None
Small Cap Growth Equity Fund	5/3/1999	None	None	None	8/15/2008	None

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”)

Notes to Financial Statements (Continued)

securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever MassMutual determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values, that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Notes to Financial Statements (Continued)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities held in non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Emerging Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2011. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2011, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blue Chip Growth Fund
Equities
Common Stock
Basic Materials	$12,848,775	$-	$-	$12,848,775
Communications	73,938,186	2,773,249	2,428,726	79,140,161
Consumer, Cyclical	54,786,004	-	-	54,786,004
Consumer, Non-cyclical	45,464,167	-	-	45,464,167
Energy	25,774,903	-	-	25,774,903
Financial	25,189,187	-	-	25,189,187
Industrial	44,489,395	-	-	44,489,395
Technology	43,338,502	-	-	43,338,502

Total Common Stock	325,829,119	2,773,249	2,428,726	331,031,094

Total Equities	325,829,119	2,773,249	2,428,726	331,031,094

Total Mutual Funds	1,000	-	-	1,000

Total Long-Term Investments	325,830,119	2,773,249	2,428,726	331,032,094

Total Short-Term Investments	-	2,255,103	-	2,255,103

Total Investments	$325,830,119	$5,028,352	$2,428,726	$333,287,197

Equity Index Fund
Equities
Common Stock
Basic Materials	$10,154,430	$-	$-	$10,154,430
Communications	33,288,599	-	-	33,288,599
Consumer, Cyclical	25,968,571	162	-	25,968,733
Consumer, Non-cyclical	65,602,550	-	-	65,602,550
Diversified	110,675	-	-	110,675
Energy	35,792,026	-	-	35,792,026
Financial	38,182,842	-	-	38,182,842
Industrial	31,138,217	-	-	31,138,217
Technology	38,272,706	-	-	38,272,706
Utilities	10,964,711	-	-	10,964,711

Total Common Stock	289,475,327	162	-	289,475,489

Preferred Stock
Consumer, Cyclical	-	162	-	162

Total Preferred Stock	-	162	-	162

Total Equities	289,475,327	324	-	289,475,651

Total Long-Term Investments	289,475,327	324	-	289,475,651

Total Short-Term Investments	-	4,274,017	-	4,274,017

Total Investments	$289,475,327	$4,274,341	$-	$293,749,668

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Large Cap Value Fund
Equities
Common Stock
Basic Materials	$6,942,981	$2,056,150	$1,321	$9,000,452
Communications	13,310,185	-	-	13,310,185
Consumer, Cyclical	30,755,350	1,136,312	-	31,891,662
Consumer, Non-cyclical	35,251,914	3,890,573	-	39,142,487
Diversified	-	2,363,494	-	2,363,494
Energy	23,914,877	2,226,828	-	26,141,705
Financial	57,828,290	6,630,584	-	64,458,874
Industrial	4,087,856	2,251,949	-	6,339,805
Technology	8,381,761	-	-	8,381,761

Total Common Stock	180,473,214	20,555,890	1,321	201,030,425

Preferred Stock
Basic Materials	-	43,241	-	43,241

Total Preferred Stock	-	43,241	-	43,241

Total Equities	180,473,214	20,599,131	1,321	201,073,666

Bonds & Notes
Total Corporate Debt	-	-	93,340	93,340

Total Bonds & Notes	-	-	93,340	93,340

Total Long-Term Investments	180,473,214	20,599,131	94,661	201,167,006

Total Short-Term Investments	-	10,065,288	-	10,065,288

Total Investments	$180,473,214	$30,664,419	$94,661	$211,232,294

NASDAQ-100 Fund
Equities
Common Stock
Basic Materials	$70,990	$-	$-	$70,990
Communications	3,961,648	-	-	3,961,648
Consumer, Cyclical	971,041	94	-	971,135
Consumer, Non-cyclical	1,818,362	-	-	1,818,362
Energy	15,462	-	-	15,462
Industrial	204,076	-	-	204,076
Technology	6,204,657	-	-	6,204,657

Total Common Stock	13,246,236	94	-	13,246,330

Preferred Stock
Consumer, Cyclical	-	94	-	94

Total Preferred Stock	-	94	-	94

Total Equities	13,246,236	188	-	13,246,424

Total Mutual Funds	14,683	-	-	14,683

Total Long-Term Investments	13,260,919	188	-	13,261,107

Total Short-Term Investments	-	285,351	-	285,351

Total Investments	$13,260,919	$285,539	$-	$13,546,458

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Small Cap Growth Equity Fund
Equities
Common Stock
Basic Materials	$2,244,552	$-	$-	$2,244,552
Communications	27,390,271	-	-	27,390,271
Consumer, Cyclical	49,741,403	-	-	49,741,403
Consumer, Non-cyclical	53,119,839	541,049	-	53,660,888
Diversified	-	358,804	-	358,804
Energy	16,139,217	-	-	16,139,217
Financial	24,182,265	-	-	24,182,265
Industrial	40,363,569	-	-	40,363,569
Technology	33,076,644	-	-	33,076,644
Utilities	1,956,410	-	-	1,956,410

Total Common Stock	248,214,170	899,853	-	249,114,023

Total Equities	248,214,170	899,853	-	249,114,023

Total Mutual Funds	2,189,846	-	-	2,189,846

Total Long-Term Investments	250,404,016	899,853	-	251,303,869

Total Short-Term Investments	-	4,239,959	-	4,239,959

Total Investments	$250,404,016	$5,139,812	$-	$255,543,828

The following is the aggregate value by input level, as of December 31, 2011, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Index Fund
Futures Contracts
Equity Risk	$37,881	$-	$-	$37,881
NASDAQ-100 Fund
Futures Contracts
Equity Risk	1,593	-	-	1,593

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In *		Transfers Out *
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Large Cap Value Fund	$-	$2,519,591	$(2,519,591)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as a result of the security being fair valued in accordance with procedures approved by the Trustees.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/10	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfer (out) of Level 3*	Balance as of 12/31/11	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/11
Blue Chip Growth Fund
Long-Term Investments
Equities
Common Stock
Communications	$-	$-	$-	$383,956	$2,044,770	$-	$-		$-	$2,428,726	$383,956

Large Cap Value Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$-	$-	$-	$(89,994)	$-	$-	$91,315	**	$-	$1,321	$(89,994)
Bonds & Notes
Corporate Debt	481,509	-	-	(388,169)	-	-	-		-	93,340	(388,169)

	$481,509	$-	$-	$(478,163)	$-	$-	$91,315		$-	$94,661	$(478,163)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as a result of changes in liquidity.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2011, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Emerging Growth Fund	Equity Index Fund	NASDAQ-100 Fund	Small Cap Growth Equity Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management				A

Futures Contracts**
Substitution for Direct Investment		A	A

Rights and Warrants
Result of a Corporate Action	A	A
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.

Notes to Financial Statements (Continued)

At December 31, 2011, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Total
Emerging Growth Fund
Number of Contracts, Notional Amounts or Shares/Units†
Warrants	99	-	99

Equity Index Fund
Asset Derivatives
Futures Contracts^^	$37,881	$-	$37,881

Realized Gain (Loss)#
Futures Contracts	$(3,225)	$-	$(3,225)
Warrants	(2,321)	-	(2,321)

Total Realized Gain (Loss)	$(5,546)	$-	$(5,546)

Change in Appreciation (Depreciation)##
Futures Contracts	$(19,624)	$-	$(19,624)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	66	-	66
Warrants	1,978	-	1,978

NASDAQ-100 Fund
Asset Derivatives
Futures Contracts^^	$1,593	$-	$1,593

Realized Gain (Loss)#
Futures Contracts	$26,755	$-	$26,755

Change in Appreciation (Depreciation)##
Futures Contracts	$1,183	$-	$1,183

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	8	-	8

Small Cap Growth Equity Fund
Realized Gain (Loss)#
Forward Contracts	$-	$(3,346)	$(3,346)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$3,346	$3,346

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$441,548	$441,548

^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contracts or translation of assets and liabilities in foreign currencies, as applicable.

Notes to Financial Statements (Continued)

†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, or shares/units outstanding for warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2011.

The Emerging Growth Fund had no realized gain (loss) on warrants during the year ended December 31, 2011.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2011, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Notes to Financial Statements (Continued)

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2011:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Equity Index Fund
BUYS
75	S&P 500 E Mini Index	3/16/12	$4,697,250	$37,881

NASDAQ-100 Fund
BUYS
6	NASDAQ 100 E Mini Index	3/16/12	$272,940	$1,593

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss

Notes to Financial Statements (Continued)

unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Rights and Warrants. A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Notes to Financial Statements (Continued)

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Blue Chip Growth Fund	0.75%
Emerging Growth Fund	1.05% of the first $200 million,
1.00% of the next $200 million,
0.95% of any excess over $400 million
Equity Index Fund	0.10%
Large Cap Value Fund	0.80% of the first $100 million,
0.75% of the next $400 million,
0.70% of any excess over $500 million
NASDAQ-100 Fund	0.45% of the first $200 million,
0.44% of the next $200 million,
0.42% of any excess over $400 million
Small Cap Growth Equity Fund	1.075% of the first $200 million,
1.05% of the next $200 million,
1.025% of the next $600 million,
1.00% of any excess over $1 billion

MassMutual has entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: Davis Selected Advisers, L.P. for the Large Cap Value Fund; Essex Investment Management Company, LLC for the Emerging Growth Fund; Northern Trust Investments, Inc. for the Equity Index Fund and NASDAQ-100 Fund; T. Rowe Price Associates, Inc. for the Blue Chip Growth Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; and Wellington Management Company, LLP for a portion of the Small Cap Growth Equity Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Notes to Financial Statements (Continued)

Administration Fees

For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class I	0.30% of the first $100 million,
0.28% of the next $150 million,
0.26% of any excess over $250 million
Class II	0.19%
Class III	0.05%
Service Class I	0.30% of the first $100 million,
0.28% of the next $150 million,
0.26% of any excess over $250 million

Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to bear the expenses of the Funds noted below (other than the management and Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, in excess of the following:

Emerging Growth Fund*		Equity Index Fund*^
Initial Class	0.20%	Class I	0.05%
Service Class	0.20%	Class II	0.05%
		Class III	0.05%
		Service Class I	0.05%
		NASDAQ-100 Fund*
		Initial Class	0.11%
		Service Class	0.11%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
^	Expense cap also excludes administrative fees.
*	Expense caps in effect through April 30, 2012.

MassMutual has agreed to waive, through April 30, 2012, 0.05% of the administrative and shareholder service fee for Class II and Class III shares of the Equity Index Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Notes to Financial Statements (Continued)

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2011, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Emerging Growth Fund	$3,100
Large Cap Value Fund	2,925
Small Cap Growth Equity Fund	71,810

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2011, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blue Chip Growth Fund	$-	$127,011,235	$-	$144,256,776
Emerging Growth Fund	-	8,482,334	-	9,720,406
Equity Index Fund	-	10,640,199	-	24,540,498
Large Cap Value Fund	-	33,483,039	-	47,998,454
NASDAQ-100 Fund	-	4,991,287	-	3,957,076
Small Cap Growth Equity Fund	-	235,176,805	-	240,853,778

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Blue Chip Growth Fund Initial Class
Sold	2,916,726	$33,187,507	13,136,463	$127,254,431
Issued as reinvestment of dividends	11,429	128,353	25,498	233,055
Redeemed	(4,396,963)	(51,201,851)	(2,182,296)	(22,066,171)

Net increase (decrease)	(1,468,808)	$(17,885,991)	10,979,665	$105,421,315

Blue Chip Growth Fund Service Class
Sold	292,777	$3,344,457	204,177	$2,017,782
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(155,697)	(1,778,015)	(84,068)	(862,242)

Net increase (decrease)	137,080	$1,566,442	120,109	$1,155,540

Emerging Growth Fund Initial Class
Sold	233,131	$1,389,807	451,088	$2,377,566
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(521,885)	(3,209,056)	(466,379)	(2,388,331)

Net increase (decrease)	(288,754)	$(1,819,249)	(15,291)	$(10,765)

Emerging Growth Fund Service Class
Sold	99,367	$586,883	87,705	$454,285
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(52,987)	(333,924)	(32,562)	(169,722)

Net increase (decrease)	46,380	$252,959	55,143	$284,563

Equity Index Fund Class I
Sold	217,630	$3,470,318	555,751	$7,978,978
Issued as reinvestment of dividends	83,330	1,253,286	90,430	1,198,204
Redeemed	(697,958)	(11,095,204)	(850,483)	(12,229,078)

Net increase (decrease)	(396,998)	$(6,371,600)	(204,302)	$(3,051,896)

Equity Index Fund Class II
Sold	409,315	$6,510,464	643,856	$9,271,328
Issued as reinvestment of dividends	123,767	1,863,933	169,340	2,245,451
Redeemed	(1,133,865)	(18,251,446)	(3,287,313)	(47,202,173)

Net increase (decrease)	(600,783)	$(9,877,049)	(2,474,117)	$(35,685,394)

Equity Index Fund Class III
Sold	935	$14,202	314,574	$4,250,665
Issued as reinvestment of dividends	135,327	2,033,964	128,578	1,702,367
Redeemed	(91,860)	(1,455,812)	(122,031)	(1,734,847)

Net increase (decrease)	44,402	$592,354	321,121	$4,218,185

Equity Index Fund Service Class I
Sold	222,351	$3,467,205	147,473	$2,133,875
Issued as reinvestment of dividends	6,169	91,663	2,188	28,744
Redeemed	(37,826)	(576,841)	(23,405)	(342,945)

Net increase (decrease)	190,694	$2,982,027	126,256	$1,819,674

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount
Large Cap Value Fund Initial Class
Sold	1,044,540	$11,727,693	1,052,046	$10,794,704
Issued as reinvestment of dividends	171,292	1,833,087	173,168	1,687,136
Redeemed	(2,559,042)	(29,104,180)	(2,721,801)	(28,738,298)

Net increase (decrease)	(1,343,210)	$(15,543,400)	(1,496,587)	$(16,256,458)

Large Cap Value Fund Service Class
Sold	410,844	$4,599,891	514,070	$5,429,658
Issued as reinvestment of dividends	11,918	127,051	9,271	90,042
Redeemed	(167,238)	(1,928,281)	(132,025)	(1,405,405)

Net increase (decrease)	255,524	$2,798,661	391,316	$4,114,295

NASDAQ-100 Fund Initial Class
Sold	519,119	$3,055,582	523,673	$2,605,385
Issued as reinvestment of dividends	5,319	30,210	2,744	12,546
Redeemed	(509,560)	(2,967,211)	(520,378)	(2,578,714)

Net increase (decrease)	14,878	$118,581	6,039	$39,217

NASDAQ-100 Fund Service Class
Sold	247,042	$1,446,992	128,758	$652,842
Issued as reinvestment of dividends	449	2,537	38	172
Redeemed	(97,275)	(553,463)	(41,151)	(211,039)

Net increase (decrease)	150,216	$896,066	87,645	$441,975

Small Cap Growth Equity Fund Initial Class
Sold	2,327,802	$36,752,778	1,755,645	$27,023,059
Issued as reinvestment of dividends	635,838	9,981,321	-	-
Redeemed	(1,991,618)	(35,874,701)	(4,402,124)	(70,756,713)

Net increase (decrease)	972,022	$10,859,398	(2,646,479)	$(43,733,654)

Small Cap Growth Equity Fund Service Class
Sold	94,343	$1,621,277	110,439	$1,742,737
Issued as reinvestment of dividends	13,176	205,164	-	-
Redeemed	(38,030)	(668,879)	(39,404)	(637,313)

Net increase (decrease)	69,489	$1,157,562	71,035	$1,105,424

6.	Federal Income Tax Information

At December 31, 2011, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$267,849,887	$72,863,442	$(7,426,132)	$65,437,310
Emerging Growth Fund	11,331,375	1,832,264	(1,323,181)	509,083
Equity Index Fund	256,787,220	76,546,240	(39,583,792)	36,962,448
Large Cap Value Fund	188,617,684	35,230,820	(12,616,210)	22,614,610
NASDAQ-100 Fund	11,712,451	2,574,693	(740,686)	1,834,007
Small Cap Growth Equity Fund	244,190,600	32,336,889	(20,983,661)	11,353,228

Notes to Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2011, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2012	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018
Blue Chip Growth Fund	$-	$882,776	$1,885,854	$-	$308,125
Emerging Growth Fund	-	-	1,526,446	2,730,804	-
Equity Index Fund	-	-	1,573,259	2,895,529	-
Large Cap Value Fund	-	-	-	22,312,166	722,962
NASDAQ-100 Fund	1,300,985	-	-	335,825	-

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At December 31, 2011, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
Equity Index Fund	$1,050,124	$326

The Blue Chip Growth Fund elected to defer to the fiscal year beginning January 1, 2012, post-October capital losses in the amount of $552,124.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$128,353	$-	$-
Equity Index Fund	5,242,846	-	-
Large Cap Value Fund	1,960,138	-	-
NASDAQ-100 Fund	32,747	-	-
Small Cap Growth Equity Fund	68,744	10,117,741	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$233,055	$-	$-
Equity Index Fund	5,174,766	-	-
Large Cap Value Fund	1,777,178	-	-
NASDAQ-100 Fund	12,718	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2011, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$309,038	$(3,076,755)	$(592,336)	$65,438,662
Emerging Growth Fund	-	(4,257,250)	(6,586)	509,083
Equity Index Fund	5,411,062	(5,519,238)	(152,376)	36,962,447
Large Cap Value Fund	1,474,686	(23,035,128)	(67,394)	22,619,074
NASDAQ-100 Fund	45,320	(1,636,810)	(5,203)	1,834,007
Small Cap Growth Equity Fund	4,768,365	22,152,180	(60,663)	11,353,266

During the year ended December 31, 2011, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blue Chip Growth Fund	$-	$21,600	$(21,600)
Emerging Growth Fund	(139,087)	-	139,087
Equity Index Fund	-	43,296	(43,296)
Large Cap Value Fund	-	4,464	(4,464)
NASDAQ-100 Fund	(424,468)	428,272	(3,804)
Small Cap Growth Equity Fund	-	(1,767,776)	1,767,776

The Funds did not have any unrecognized tax benefits at December 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2011, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

Notes to Financial Statements (Continued)

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In April and May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) and Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”), respectively. ASU 2011-03 amends FASB Accounting Standards Codification Topic 860, “Transfers and Servicing,” specifically the criteria required to determine whether a repurchase or other similar agreement or a dollar roll transaction should be accounted for as sales of financial assets or secured borrowings with commitments. ASU 2011-04, which is the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP, amends FASB Accounting Standards Codification Topic 820, “Fair Value Measurement,” primarily expanding existing disclosure requirements for fair value measurements. ASU 2011-03 and ASU 2011-04 are each effective for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Equity Index Fund, plus interest and the Official Committee’s court costs, is approximately $207,706.

Since the Fund cannot predict the outcome of this proceeding, the Fund has not accrued any amounts in the accompanying financial statements related to this proceeding. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund were to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the total net assets of the Fund at the time of such judgment or settlement.

10.	Upcoming Fund Liquidations

Shareholders have approved a plan of liquidation for the Trust with respect to Emerging Growth Fund and NASDAQ-100 Fund, pursuant to which each such Fund will be liquidated on or about April 27, 2012, and the liquidation proceeds of the Fund will be distributed to the appropriate MassMutual or C.M. Life Insurance Company separate accounts invested in the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Blue Chip Growth Fund, MML Emerging Growth Fund, MML Equity Index Fund, MML Large Cap Value Fund, MML NASDAQ-100 Fund, and MML Small Cap Growth Equity Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2011; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 69	Chairman Trustee	Since 2010 Since 1999	Retired.	68	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair Age: 63	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	68	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 65	Trustee	Since 2003	Retired.	68	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

F. William Marshall, Jr. Age: 69	Trustee	Since 1996	Retired; Consultant (1999-2009).	104***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Susan B. Sweeney Age: 59	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	68	Trustee (since 2009), MassMutual Select Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 66	Trustee Vice Chairman	Since 2003 (2005-2007)	Retired.	70^^	Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (formerly known as MassMutual Corporate Investors) (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (formerly known as MassMutual Participation Investors) (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MassMutual Select Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 56	Trustee	Since 2008	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual.	100	Trustee (since 2008), MassMutual Select Funds (open-end investment company); Vice Chairperson and Trustee (since 2011), MassMutual Premier Funds (open-end investment company); Vice Chairperson and Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 49	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	42

Michael C. Eldredge Age: 47	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	100

Andrew M. Goldberg Age: 45	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	100

Nicholas H. Palmerino Age: 46	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	100

Philip S. Wellman Age: 47	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	100

Eric H. Wietsma Age: 45	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	100

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board—Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

Trustees and Officers (Unaudited) (Continued)

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2011, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blue Chip Growth Fund	100.00%
Equity Index Fund	100.00%
Large Cap Value Fund	100.00%
NASDAQ-100 Fund	100.00%
Small Cap Growth Equity Fund	100.00%

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2011, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”) approved amended and restated investment management agreements with MassMutual for each of the Funds (“Amended and Restated Investment Management Agreements”), subject to approval by the shareholders of the Funds, and renegotiated subadvisory agreements with Davis Selected Advisers, L.P. for the Large Cap Value Fund, Northern Trust Investments, Inc. for the Equity Index Fund and NASDAQ-100 Fund, and Waddell & Reed Investment Management Company for the Small Cap Growth Equity Fund, each of which is based on the new form of subadvisory agreement previously presented to the Trustees (“August Renegotiated Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Amended and Restated Investment Management Agreements and August Renegotiated Subadvisory Agreements (the “August Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Amended and Restated Investment Management Agreements, the Trustees considered the August Materials and information discussed with representatives of MassMutual at the meeting, as well as the fact that many of the provisions in the Amended and Restated Investment Management Agreements are intended to conform to comparable provisions contained in the form of investment management agreement MassMutual expects to propose for all new mutual funds to be advised by it. The Trustees noted that since their most recent approval of the Funds’ current investment management agreements, there had been no material adverse change relating to MassMutual and the nature or quality of services provided by MassMutual to the Funds. The Trustees also noted that the Amended and Restated Investment Management Agreements clarified the nature of MassMutual’s obligations to the Funds, particularly in cases where a sub-administrator has been appointed, and the standard of care applicable to MassMutual’s performance of its obligations to the Funds. The Trustees further considered that no change was being proposed to the advisory fee paid by each Fund to MassMutual, and that MassMutual does not anticipate that the Funds’ expenses will change or increase, as applicable, in any material amount as a result of this proposed change.

In reviewing the contracts, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

In reviewing the August Renegotiated Subadvisory Agreements, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) each subadviser and its personnel with responsibilities for providing services to the Funds; (ii) the terms of each August Renegotiated Subadvisory Agreement; and (iii) the scope and quality of services that each subadviser will provide under each August Renegotiated Subadvisory Agreement.

Other Information (Unaudited) (Continued)

Prior to the votes being taken to approve the Amended and Restated Investment Management Agreements and the August Renegotiated Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Amended and Restated Investment Management Agreements and August Renegotiated Subadvisory Agreements, including the anticipated level of MassMutual’s oversight of the Funds and the subadvisory process; and (ii) the terms of the Amended and Restated Investment Management Agreements and August Renegotiated Subadvisory Agreements are fair and reasonable with respect to each Fund and are in the best interest of each Fund’s shareholders. The Trustees also determined that, with respect to the Amended and Restated Investment Management Agreements, in light of the nature of the proposed changes, it was not necessary to evaluate the Funds’ investment performance and whether the Funds’ fees reflected future expected economies of scale. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended and Restated Investment Management Agreements and August Renegotiated Subadvisory Agreements.

The Amended and Restated Investment Management Agreements became effective on December 15, 2011. The August Renegotiated Subadvisory Agreements became effective on August 15, 2011.

At their meeting in November 2011, the Trustees, including the Independent Trustees, approved a renegotiated subadvisory agreement with Wellington Management Company, LLP (“Wellington Management”) for the Small Cap Growth Equity Fund (“November Renegotiated Subadvisory Agreement”). In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the November Renegotiated Subadvisory Agreement. (the “November Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the November Renegotiated Subadvisory Agreement, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) Wellington Management and its personnel with responsibilities for providing services to the Small Cap Growth Equity Fund; (ii) the terms of the November Renegotiated Subadvisory Agreement; and (iii) the scope and quality of services that Wellington Management will provide under the November Renegotiated Subadvisory Agreement.

Prior to the votes being taken to approve the November Renegotiated Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the November Renegotiated Subadvisory Agreement; and (ii) the terms of the November Renegotiated Subadvisory Agreement are fair and reasonable with respect to Small Cap Growth Equity Fund and are in the best interest of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the November Renegotiated Subadvisory Agreement.

The November Renegotiated Subadvisory Agreement became effective on December 6, 2011.

Other Information (Unaudited) (Continued)

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on December 15, 2011. Notice of the meeting, and a Proxy Statement, were distributed on or about November 4, 2011 to shareholders of record as of September 30, 2011. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:	To elect Richard H. Ayers, Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., C. Ann Merrifield, Susan B. Sweeney, and Elaine A. Sarsynski as Trustees for an indefinite term of office.*

This matter was approved by the Trust’s shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Richard H. Ayers	765,495,692.880	733,539,199.436	94.864	31,956,493.444	4.133
Allan W. Blair	765,495,692.880	735,085,087.870	95.064	30,410,605.010	3.933
Nabil N. El-Hage	765,495,692.880	732,560,039.951	94.737	32,935,652.929	4.260
Maria D. Furman	765,495,692.880	735,207,544.500	95.080	30,288,148.380	3.917
R. Alan Hunter, Jr.	765,495,692.880	734,349,593.714	94.969	31,146,099.166	4.028
Robert E. Joyal	765,495,692.880	734,203,180.707	94.950	31,292,512.173	4.047
F. William Marshall, Jr.	765,495,692.880	733,163,357.565	94.815	32,332,335.315	4.182
C. Ann Merrifield	765,495,692.880	735,368,777.111	95.100	30,126,915.769	3.897
Susan B. Sweeney	765,495,692.880	735,078,542.652	95.063	30,417,150.228	3.934
Elaine A. Sarsynski	765,495,692.880	735,169,290.791	95.075	30,326,402.089	3.922

*	Denotes Trust-wide proposal and voting results.

Proposal 2:	To approve an Amended and Restated Agreement and Declaration of Trust.

This matter was approved by shareholders of each series of the Trust. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Blue Chip Growth Fund	30,574,570.799	30,143,312.713	98.589	283,028.165	.926	148,229.921	.484
Emerging Growth Fund	2,110,998.103	2,016,786.899	95.537	45,486.745	2.155	48,724.459	2.307
Equity Index Fund	11,461,776.549	9,967,006.406	52.782	727,954.381	3.855	766,815.762	4.061
Large Cap Value Fund	19,677,830.461	17,682,005.311	89.577	699,221.652	3.542	1,296,603.498	6.569
NASDAQ-100 Fund	2,226,415.099	2,033,370.228	91.329	65,079.342	2.923	127,965.529	5.748
Small Cap Growth Equity Fund	15,474,973.726	14,349,311.720	91.422	419,034.824	2.670	706,627.182	4.502

Other Information (Unaudited) (Continued)

Proposal 3:	To approve an amended and restated investment management agreement.

This matter was approved by the following Fund’s shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Equity Index Fund	11,461,776.549	9,694,341.899	51.338	972,204.337	5.148	795,230.313	4.212

Proposal 4:	To approve an amended and restated investment management agreement under which MassMutual provides both investment management and administrative services.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Blue Chip Growth Fund	30,574,570.799	30,142,056.319	98.585	265,497.485	.869	167,016.995	.545
Emerging Growth Fund	2,110,998.103	2,015,181.049	95.461	47,092.595	2.231	48,724.459	2.307
Large Cap Value Fund	19,677,830.461	17,635,050.761	89.339	747,504.563	3.787	1,295,275.137	6.562
NASDAQ-100 Fund	2,226,415.099	2,036,627.089	91.476	61,822.481	2.776	127,965.529	5.748
Small Cap Growth Equity Fund	15,474,973.726	14,335,248.310	91.332	434,588.050	2.769	705,137.366	4.493

Proposal 5:	To liquidate certain Funds and distribute the liquidation proceeds to an affiliated money market fund.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Emerging Growth Fund	2,110,998.103	1,987,213.406	94.136	58,475.872	2.770	65,308.825	3.093
NASDAQ-100 Fund	2,226,415.099	1,851,545.665	83.163	195,215.759	8.768	179,653.675	8.069

Proposal 6:	To change the status of the MML NASDAQ-100 Fund from a diversified fund to a non-diversified fund.

This matter was approved by the following Fund’s shareholders. The results of the vote were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
NASDAQ-100 Fund	2,226,415.099	1,975,428.354	88.727	76,879.454	3.453	174,107.291	7.820

Other Information (Unaudited) (Continued)

Proposal 8:	To make the investment objective of certain Funds non-fundamental.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Blue Chip Growth Fund	30,574,570.799	30,105,714.351	98.467	289,124.647	.945	179,731.801	.587
Emerging Growth Fund	2,110,998.103	1,934,330.949	91.631	126,941.980	6.013	49,725.174	2.355
Equity Index Fund	11,461,776.549	9,714,426.216	51.444	998,504.267	5.288	748,846.066	3.966
Large Cap Value Fund	19,677,830.461	17,390,077.892	88.098	837,812.681	4.244	1,449,939.888	7.346
NASDAQ-100 Fund	2,226,415.099	1,915,547.552	86.037	141,089.594	6.337	169,777.953	7.626
Small Cap Growth Equity Fund	15,474,973.726	14,156,694.360	90.195	558,348.966	3.557	759,930.400	4.842

Proposal 9.A:	To approve an amendment to certain Funds’ fundamental investment restrictions with respect to diversification of investments.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Emerging Growth Fund	2,110,998.103	2,018,800.344	95.632	62,057.235	2.940	30,140.524	1.427
Large Cap Value Fund	19,677,830.461	17,431,926.036	88.310	818,528.519	4.147	1,427,375.906	7.231
Small Cap Growth Equity Fund	15,474,973.726	14,297,837.738	91.094	510,333.278	3.252	666,802.710	4.248

Proposal 9.B:	To approve an amendment to certain Funds’ fundamental investment restrictions with respect to borrowing money and issuing senior securities.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Emerging Growth Fund	2,110,998.103	2,004,297.458	94.945	76,560.121	3.627	30,140.524	1.427
Equity Index Fund	11,461,776.549	9,314,596.977	49.327	1,315,315.029	6.965	831,864.543	4.406
Large Cap Value Fund	19,677,830.461	17,319,221.254	87.739	940,341.597	4.764	1,418,267.610	7.185
NASDAQ-100 Fund	2,226,415.099	1,794,474.620	80.599	301,503.474	13.542	130,437.005	5.859
Small Cap Growth Equity Fund	15,474,973.726	14,205,741.818	90.507	593,736.709	3.783	675,495.199	4.304

90

Other Information (Unaudited) (Continued)

Proposal 9.C:	To approve an amendment to certain Funds’ fundamental investment restrictions with respect to participation in the underwriting of securities.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Emerging Growth Fund	2,110,998.103	2,016,780.381	95.537	64,077.198	3.035	30,140.524	1.427
Equity Index Fund	11,461,776.549	9,539,524.865	50.518	1,089,184.639	5.768	833,067.045	4.412
Large Cap Value Fund	19,677,830.461	17,344,929.104	87.869	889,829.481	4.508	1,443,071.876	7.311
NASDAQ-100 Fund	2,226,415.099	1,812,211.554	81.423	283,166.540	12.718	130,437.005	5.859
Small Cap Growth Equity Fund	15,474,973.726	14,241,308.316	90.734	556,653.590	3.546	677,011.820	4.314

Proposal 9.D:	To approve an amendment to certain Funds’ fundamental investment restrictions with respect to investment in real estate and to approve the elimination of certain Funds’ fundamental investment restrictions with respect to investing in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Blue Chip Growth Fund	30,574,570.799	30,129,793.737	98.545	246,642.944	.807	198,134.118	.647
Emerging Growth Fund	2,110,998.103	2,018,811.750	95.633	62,057.235	2.940	30,129.118	1.426
Equity Index Fund	11,461,776.549	9,556,680.103	50.609	1,067,504.065	5.653	837,592.381	4.436
Large Cap Value Fund	19,677,830.461	17,375,841.637	88.026	896,108.296	4.540	1,405,880.528	7.122
NASDAQ-100 Fund	2,226,415.099	1,812,811.554	81.423	283,166.540	12.718	130,437.005	5.859
Small Cap Growth Equity Fund	15,474,973.726	14,262,423.493	90.868	538,025.786	3.428	674,524.447	4.298

Proposal 9.E:	To approve an amendment to certain Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Blue Chip Growth Fund	30,574,570.799	30,100,508.227	98.449	266,460.999	.872	207,601.573	.678
Emerging Growth Fund	2,110,998.103	2,004,637.161	94.961	76,220.418	3.611	30,140.524	1.427
Equity Index Fund	11,461,776.549	9,536,928.887	50.504	1,087,678.887	5.760	837,168.775	4.434
Large Cap Value Fund	19,677,830.461	17,336,979.669	87.829	894,020.157	4.529	1,446,830.635	7.330
NASDAQ-100 Fund	2,226,415.099	1,794,474.620	80.599	301,503.474	13.542	130,437.005	5.859
Small Cap Growth Equity Fund	15,474,973.726	14,222,403.197	90.613	581,970.357	3.708	670,600.172	4.273

91

Other Information (Unaudited) (Continued)

Proposal 9.F:	To approve an amendment to certain Funds’ fundamental investment restrictions with respect to making loans.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Emerging Growth Fund	2,110,998.103	2,004,297.458	94.945	76.560.121	3.627	30,140.524	1.427
Equity Index Fund	11,461,776.549	9,289,066.947	49.192	1,326,408.906	7.024	846,300.696	4.482
Large Cap Value Fund	19,677,830.461	17,301,592.022	87.650	949,618.659	4.810	1,426,619.780	7.228
NASDAQ-100 Fund	2,226,415.099	1,794,474.620	80.599	301,503.474	13.542	130,437.005	5.859
Small Cap Growth Equity Fund	15,474,973.726	14,217,963.132	90.585	582,046.940	3.709	674,963.654	4.300

Proposal 9.G:	To approve an amendment of certain Funds’ fundamental investment restriction with respect to concentrating investments in an industry.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Blue Chip Growth Fund	30,574,570.799	30,127,923.070	98.539	239,046.156	.782	207,601.573	.678
Emerging Growth Fund	2,110,998.103	1,968,668.565	93.258	112,189.014	5.314	30,140.524	1.427
Equity Index Fund	11,461,776.549	9,520,907.678	50.419	1,109,653.263	5.877	831,215.608	4.402
Large Cap Value Fund	19,677,830.461	17,333,937.777	87.814	914,929.294	4.635	1,428,963.390	7.239
NASDAQ-100 Fund	2,226,415.099	1,812,852.261	81.425	283,125.833	12.716	130,437.005	5.859
Small Cap Growth Equity Fund	15,474,973.726	14,248,620.667	90.781	550,352.799	3.506	676,000.260	4.307

Proposal 9.H:	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to short sales.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Blue Chip Growth Fund	30,574,570.799	30,085,489.925	98.400	300,341.366	.983	188,739.508	.616
Emerging Growth Fund	2,110,998.103	1,956,185.642	92.666	124,671.937	5.906	30,140.524	1.427
Large Cap Value Fund	19,677,830.461	17,296,292.249	87.623	953,595.736	4.831	1,427,942.476	7.234
Small Cap Growth Equity Fund	15,474,973.726	14,200,905.240	90.477	601,257.069	3.830	672,811.417	4.287

92

Other Information (Unaudited) (Continued)

Proposal 9.I:	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to pledging, mortgaging or hypothecating fund assets.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Blue Chip Growth Fund	30,574,570.799	30,088,326.899	98.410	290,502.727	.950	195,741.173	.639
Emerging Growth Fund	2,110,998.103	1,954,505.383	92.587	126,352.196	5.985	30,140.524	1.427
Large Cap Value Fund	19,677,830.461	17,265,937.205	87.469	987,101.975	5.001	1,424,791.281	7.218
Small Cap Growth Equity Fund	15,474,973.726	14,163,587.661	90.239	640,620.562	4.081	670,765.503	4.274

Proposal 9.J:	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to purchasing securities on margin.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Equity Index Fund	11,461,776.549	9,330,627.981	49.412	1,360,793.657	7.206	770,354.911	4.080
NASDAQ-100 Fund	2,226,415.099	1,794,474.620	80.599	313,405.367	14.077	118,535.112	5.324

Proposal 9.K:	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to making loans to any officer, trustee or director or employee of the Trust or MassMutual, or to MassMutual.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Equity Index Fund	11,461,776.549	9,155,260.657	48.483	1,484,568.977	7.862	821,946.915	4.353
NASDAQ-100 Fund	2,226,415.099	1,794,474.620	80.599	313,405.367	14.077	118,535.112	5.324

Proposal 9.L:	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to writing, purchasing or selling puts, calls or combinations thereof.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Equity Index Fund	11,461,776.549	9,285,793.273	49.174	1,322,800.201	7.005	853,183.075	4.519
NASDAQ-100 Fund	2,226,415.099	1,794,474.620	80.599	301.503.474	13.542	130,437.005	5.859

93

Other Information (Unaudited) (Continued)

Proposal 9.M:	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investing in securities of other investment companies.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Equity Index Fund	11,461,776.549	9,507,884.686	50.350	1,118,209.566	5.922	835,682.297	4.426
NASDAQ-100 Fund	2,226,415.099	1,812,811.554	81.423	295,068.433	13.253	118,535.112	5.324

94

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2011

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2011:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2011.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Initial Class	$1,000	0.80%	$951.20	$3.93	$1,021.20	$4.08
Service Class	1,000	1.05%	950.50	5.16	1,019.90	5.35
Emerging Growth Fund
Initial Class	1,000	1.25%	854.80	5.84	1,018.90	6.36
Service Class	1,000	1.50%	852.40	7.00	1,017.60	7.63
Equity Index Fund
Class I	1,000	0.45%	960.90	2.22	1,022.90	2.29
Class II	1,000	0.29%	961.70	1.43	1,023.70	1.48
Class III	1,000	0.15%	962.20	0.74	1,024.40	0.77
Service Class I	1,000	0.70%	959.90	3.46	1,021.70	3.57
Large Cap Value Fund
Initial Class	1,000	0.83%	936.20	4.05	1,021.00	4.23
Service Class	1,000	1.08%	935.00	5.27	1,019.80	5.50

95

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
NASDAQ-100 Fund
Initial Class	$1,000	0.56%	$982.50	$2.80	$1,022.40	$2.85
Service Class	1,000	0.81%	981.10	4.04	1,021.10	4.13
Small Cap Growth Equity Fund
Initial Class	1,000	1.14%	871.40	5.38	1,019.50	5.80
Service Class	1,000	1.39%	870.50	6.55	1,018.20	7.07

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

96

Distributor

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

© 2012 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540    112 CRN201303-156805

MML Series Investment Fund
Annual Report

MML Aggressive Allocation Fund

MML Balanced Allocation Fund

MML Conservative Allocation Fund

MML Growth Allocation Fund

MML Moderate Allocation Fund

MML American Funds® Core Allocation Fund

MML American Funds® Growth Fund

MML American Funds® International Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2011

MassMutual FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.”

December 31, 2011

Retirement investors face ongoing market volatility

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2011. The year posed ongoing challenges for many investors, with periods of high volatility driven by ongoing fiscal instability and geopolitical unrest in certain regions characterizing much of the period.

In MassMutual’s view, the uncertain market environment we witnessed in 2011 underscores the importance of maintaining a long-term investment plan designed to suit your investment time horizon and tolerance for risk and monitoring. We also believe in the value of making changes to your plan when appropriate, but not in response to short-term changes in the markets or the economic climate.

Suggestions for retirement investors under any market conditions

Be in it for the long term

History has shown that while markets tend to react negatively to unexpected shocks or unfavorable news, they also have the potential to regain value quickly. Remember, just like any other asset, if you’re holding an investment that has fallen in price, you don’t realize a loss until you sell it. In fact, during market lows, you can often buy quality investments at more reasonable prices than when markets are rallying.

Continue to invest

Sophisticated investors and financial professionals know that individuals who can weather down periods in the market may be rewarded if they continue to invest when shares are trading at lower prices, especially relative to investors who do not continue to invest during down markets.*

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are asset classes that typically behave differently depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can help themselves take advantage of different opportunities in the market and reduce their risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Keep it in the proper perspective

We believe doing business with MassMutual is the sign of a good decision. MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund – President’s Letter to Shareholders (Continued)

This could be an ideal time to contact your financial professional to help you evaluate and fine-tune your retirement-planning strategy, taking into consideration your investment time frame and risk tolerance. Your financial professional can also help you ensure you’re on track to reach your retirement income goals.

Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Review

December 31, 2011

Financial markets produce mixed results amid continued volatility; bright spots emerge

Stocks and bonds in the United States produced mixed results for 2011. One-year performance numbers masked a great deal of volatility throughout the period, as political and economic problems worldwide kept investors on edge for much of the year. Foreign equity markets trailed their U.S. counterparts, with ongoing problems on the world stage driving international stocks into negative territory for the year.

Certain economic indicators continued to concern economists during the period, but the U.S. economic outlook appeared to improve somewhat. Unemployment remained stubbornly high, although there were some bright spots in certain data releases. The housing market mainly continued to struggle but gained some ground later in the year. Home prices throughout the country generally continued their decline and ran in lockstep with reduced volume in contract signings, but some positive signals drove optimism in parts of the country, particularly the South and West, and provided some encouragement to sellers in the otherwise challenging real estate environment. In 2011, the price of oil started at approximately $90 per barrel, rose steadily and peaked in April at more than $116, and finished the year at about $103.

The Federal Reserve (the “Fed”) kept interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25%, in an ongoing attempt to stimulate the economy. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) The Fed reaffirmed its intention to keep the federal funds rate exceptionally low for an “extended period” repeatedly in 2011, pledging to keep short-term rates low at least until mid-2013. Fed efforts to stimulate the economy included a second round of quantitative easing via targeted bond purchases (known as QE2), which had begun in November 2010 and ended along with the second quarter in June 2011. Additionally, in October 2011, the Fed implemented “Operation Twist,” which further aims to boost economic growth by causing long-term interest rates to decline. The plan involves shifting some of the central bank’s holdings from shorter-maturity Treasuries to those with longer maturities.

The United States government’s long-term fiscal situation garnered increasingly frequent headlines focused on the budget and the ongoing debate over where to cut federal spending. Partisan Congressional wrangling over the debt ceiling increase in the summer of 2011 contributed to an already volatile market environment, and an overall lack of progress on economic matters by U.S. legislators left investors with little confidence that the current Congress will reach an agreement about any significant legislation likely to benefit the U.S. economy.

Market performance

In this environment of market volatility, bonds and equities turned in mixed performances for the year ended December 31, 2011, with bonds generally outperforming stocks. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 5.53%. The S&P 500® Index (the “S&P 500”), which measures the progress of large-capitalization stocks in the U.S., returned a more modest 2.11%. On the negative side, the small-capitalization Russell 2000® Index dropped 4.18%, while technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) declined 1.80%. Worldwide equity markets saw even steeper losses, as the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, dropped 12.14%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, fell 18.42%.

Fixed-income benchmarks substantially outperformed most equity counterparts during the year. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 7.84%. Treasury bills gained just 0.08%, as measured by the Citigroup 3-Month Treasury Bill Index. In addition, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 1.56%. The standout in the fixed-income arena was the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), a measure of the broad performance of U.S. Treasury inflation-indexed bonds, which advanced 13.56% for the year.*

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MML Series Investment Fund – Economic and Market Review (Continued)

First quarter of 2011 presents mixed financial news

Despite considerable volatility later in the first quarter of 2011, stock prices advanced in the midst of conflicts in the Middle East and the catastrophic one-two-three punch of an earthquake, tsunami, and nuclear accident in Japan. Share prices received some support from the Fed’s second round of quantitative easing, and from further improvements in some U.S. economic data, which indicated continued modest growth and a reduction in unemployment.

Reports released during the first quarter of 2011 indicated that the U.S. economy had grown 3.1% during the fourth quarter of 2010. There was also some progress on the jobs front, with unemployment falling from 9.4% in December 2010 to 8.9% in February 2011, the last month for which data became available during the quarter. That said, unemployment continued to remain stubbornly high. Finally, numerous data releases showed that the housing market continued to be depressed.

Bonds outperform stocks in the second quarter as challenges continue

In the second quarter of 2011, bonds outperformed their equity counterparts in the U.S., as stock investors exhibited fresh concerns over the sustainability of the U.S. economic recovery and a possible resolution of Greece’s fiscal woes. In the bond market, Treasury yields declined (and prices rallied) as investors grew more pessimistic about the prospects for U.S. economic growth. The yield of the bellwether 10-year Treasury note fell, reflecting investors’ preference for the safety of U.S. Treasuries over riskier investments in the more challenging market environment. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Second-quarter report releases indicated that the U.S. economy had grown at a 1.9% annual pace in the first quarter of 2011, which was slightly better than early forecasts, but weaker than the previous quarter. The economy typically expands by more than 3% annually during an economic recovery, the pace that economists consider necessary to bring down unemployment. Unfortunately, the unemployment figures for May, released early in June, showed a bump up to 9.1% from 9.0%, while non-farm payrolls increased by just 54,000, compared with 232,000 during April.

Third quarter: Bonds again outpace stocks; Fed announces new initiative

The U.S. stock market had a challenging third quarter, with most widely followed market indexes suffering double-digit losses. Worsening economic news in the U.S. and abroad, a downgrade of the U.S. sovereign credit rating, and Greece’s seemingly inexorable slide toward a default on its loans were key factors undermining investor sentiment. On August 1, Congress agreed to raise the U.S. debt ceiling and approved some deficit-reduction measures – narrowly missing an August 2 deadline that would have forced the nation into default. Shortly thereafter, citing Congress’s “political brinksmanship,” Standard & Poor’s lowered its credit rating for the United States from AAA to AA+, which triggered a wave of stock selloffs in the U.S. Another factor hampering stocks was a large downward revision in first-quarter economic growth in the U.S., as measured by gross domestic product (“GDP”), from 1.9% to 0.4%. The Fed announced that the $400 billion Operation Twist would begin in October. Unemployment for August 2011 remained at 9.1%, unchanged from the previous month, marking the fifth consecutive month with the U.S. jobless rate at a level of 9% or higher. Finally, corporate earnings remained strong, and economic growth strengthened in the third quarter, with GDP growth improving to a 2.5% annualized increase, following an anemic 1.3% in the second quarter.

Fourth quarter: Stocks advance strongly; unemployment data stabilizes

U.S. stocks strongly rebounded in the fourth quarter of 2011, with virtually all gains coming in October. One major factor aiding the rally was the prospect of further progress by European leaders toward solving that region’s sovereign debt crisis. In the bond market, Treasury yields spiked higher in October, but settled down to close the quarter little changed. Against the backdrop of renewed tolerance for risk, high-yield bonds were the fourth quarter’s big winners in the fixed-income market.

In contrast with Europe, the economic outlook for the United States appeared to be modestly improving. The federal government’s final estimate of economic growth for the third quarter, which was released in December, came in at 1.8% – down a bit from the previous 2.0% figure, although early indications for the fourth quarter pointed to a pace of roughly 3%. Moreover, an early December report indicated that the U.S. unemployment rate dropped to 8.6% in November from 9.0% in October, although the primary driver of that decline was a reduction in the number of unemployed individuals seeking work. Good news also came

4

MML Series Investment Fund – Economic and Market Review (Continued)

from the number of first-time filers for unemployment insurance, which dropped to 364,000 for the week ending December 17, the lowest level of initial claims since April 2008.

While there remains quite a bit of progress to be made, there are some clear reasons for optimism on the horizon. For example, the Conference Board’s Consumer Confidence Index posted another strong gain in December, rising 9.5 points to 64.5 and building on November’s substantial 14.3-point increase. Receding fears of a new recession prompted the turnaround in this indicator, which had declined sharply from July through October. In addition, near year-end, there also were promising reports on retail sales, housing starts, and building permits.

Investors will continue to look for improving conditions in the U.S. economy; however, developments in the European debt situation and geopolitical shifts throughout the rest of the world will also play an important and ongoing role in the fortunes of the global financial markets in 2012.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MML Allocation Fund Series – Portfolio Manager Report

December 31, 2011

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Aggressive Allocation Fund, MML Balanced Allocation Fund, MML Conservative Allocation Fund, MML Growth Allocation Fund, and MML Moderate Allocation Fund.

Each Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Each Fund invests in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MML Series Investment Fund, MML Series Investment Fund II, OppenheimerFunds, which are advised by OppenheimerFunds, Inc. (OFI), and non-affiliated funds. The Series’ investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

Through their investment in Underlying Funds, the Funds may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high-yield” bonds), inflation-protected securities, bank loans, and short-term investments of any kind.

Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•	MML Conservative Allocation Fund: Approximately 40% in equity funds and 60% in fixed income funds, including money market funds.

•	MML Balanced Allocation Fund: Approximately 50% in equity funds and 50% in fixed income funds, including money market funds.

•	MML Moderate Allocation Fund: Approximately 60% in equity funds and 40% in fixed income funds, including money market funds.

•	MML Growth Allocation Fund: Approximately 75% in equity funds and 25% in fixed income funds, including money market funds.

•	MML Aggressive Allocation Fund: Approximately 90% in equity funds and 10% in fixed income funds, including money market funds.

6

MML Allocation Fund Series – Portfolio Manager Report (Continued)

How did each Fund perform during the 12 months ended December 31, 2011?

The return of each Fund’s Initial Class shares is shown below. Also shown are the returns of each Fund’s Custom Index (defined below); the Russell 3000® Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on market capitalization; the Morgan Stanley Capital International All Country World Index (MSCI® ACWI) ex-U.S., an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States; and the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index.

	Fund’s Initial Class Return	Custom Index Return	Russell 3000 Index Return	MSCI ACWI ex-U.S. Return	Barclays Capital U.S. Aggregate Bond Index Return
MML Conservative Allocation Fund	2.57%	3.80%	1.03%	-13.71%	7.84%*

MML Balanced Allocation Fund	1.73%	2.75%	1.03%*	-13.71%	7.84%

MML Moderate Allocation Fund	1.00%	1.67%	1.03%*	-13.71%	7.84%

MML Growth Allocation Fund	-0.41%	0.03%	1.03%*	-13.71%	7.84%

MML Aggressive Allocation Fund	-1.86%	-1.65%	1.03%*	-13.71%	7.84%

* Benchmark return

Each of the MML Allocation Series Funds underperformed its respective Custom Index for the full year – and all five Funds (each of which has a stock component) also significantly trailed the Barclays Capital U.S. Aggregate Bond Index. Conversely, all of the Series Funds outperformed, by a wide margin, the MSCI ACWI ex-U.S. Finally, only the MML Balanced Allocation Fund and the MML Conservative Allocation Fund outpaced the Russell 3000 Index.

MML Allocation Fund Series Custom Indexes

•

The Custom MML Conservative Allocation Index comprises the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. The weightings of each index are 60%, 30% and 10%, respectively.

•

The Custom MML Balanced Allocation Index comprises the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. The weightings of each index are 50%, 37.5% and 12.5%, respectively.

•

The Custom MML Moderate Allocation Index comprises the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. The weightings of each index are 40%, 45% and 15%, respectively.

•

The Custom MML Growth Allocation Index comprises the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. The weightings of each index are 25%, 56.25% and 18.75%, respectively.

•

The Custom MML Aggressive Allocation Index comprises the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex-U.S. The weightings of each index are 10%, 67.5% and 22.5%, respectively.

7

MML Allocation Fund Series – Portfolio Manager Report (Continued)

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The major events of 2011 – including the Japanese earthquake, rising European debt concerns, Washington and the debt ceiling, Standard & Poor’s U.S. credit rating downgrade, and the inability of European leaders to develop and agree to a debt reduction and growth plan – drove significant correlation among stocks as equities moved as a group, with high correlation among most stock categories. This correlation made it particularly challenging for active managers who seek to add value through stock selection. Stock selection was challenging, so asset allocation – i.e., Underlying Fund positioning in specific investment types and styles – proved to be the significant driver of performance in this environment. One important asset-allocation decision that benefited the Funds was the Series’ underweight position in international equity, relative to U.S. equity. Indeed, there was a significant performance advantage in the return of U.S. large-cap stocks relative to foreign stocks from developed countries. Another equity allocation that added value was an overweight position in large-cap stocks over small-cap stocks, since large-cap stocks substantially outperformed their small-cap counterparts.

One allocation decision that was a detractor in the fixed-income component of the Series Funds was a significant position in short-duration bonds, which resulted in a return in that component that was about half that of the Barclays Capital U.S. Aggregate Bond Index. The remainder of the fixed-income allocation positions roughly offset each other, with beneficial exposure to U.S. TIPS (Treasury Inflation-Protected Securities) offsetting exposures to international bonds, which underperformed overall.

While correlation among stocks resulted in a particularly challenging 2011 for active managers, mid-cap, small-cap value, and international equity components were competitive versus their respective benchmarks. This positive impact on the Series was limited, however, given the relatively smaller weights in the Series invested in these stock categories. Large-cap equity Series components struggled against their respective benchmarks in both growth and value styles – and their relatively larger weight in the Series Funds dragged on performance. In fixed income, the third-quarter U.S. Treasury securities markets experienced one of the strongest quarters in 30 years. Treasuries’ increase in price and corresponding decline in yields hurt one notable strategy, MML PIMCO Total Return Fund, which significantly underperformed, given its nearly non-existent holdings of U.S. Treasuries. (Bond prices move in the opposite direction of interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.)

There were limited changes to the Underlying Funds in 2011. The Series reintroduced MML Income & Growth Fund after changes were made in the Fund’s strategy and added an emerging-markets equity position with MML Strategic Emerging Markets Fund.

Investment adviser outlook

At the start of 2012, there were tentative signs of stabilization in the European debt crisis, but it remains far from clear that a solution is in place. Within the United States, economic data has surprised many, as employment, consumer sentiment, and industrial production have improved. Meanwhile, the Chinese government has moved toward a more accommodative policy in response to slowing export growth and negative signs in the country’s real estate market.

Many of the world’s major central banks have moved toward easing policies with regard to interest-rate policy, which should support economic growth. However, questions abound. Europe’s debt crisis and economic growth remain unsettled; a Chinese economic “hard landing,” where growth falls more than expected, is still possible; and U.S. political dynamics remain poised to deliver further uncertainty around regulatory changes and fiscal austerity. Geopolitical risk in the Persian Gulf is also on the radar screen, which adds further uncertainty to the outlook for 2012.

Balanced against the many risks in the market are generally compelling characteristics for equities and other risk assets. Corporate financial strength and profitability are strong, and stocks have been trading at a valuation discount when compared with U.S. Treasuries. Although there are no guarantees, this discount provides compensation for the extra risk of owning stocks. There are real scenarios, such as another financial crisis or too-rapid fiscal retrenchment, where U.S. Treasuries deliver strong returns; however, our view is that even under scenarios of modest growth, equities have the potential to deliver superior returns in 2012.

8

MML Allocation Fund Series – Portfolio Manager Report (Continued)

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	90.5%
Fixed Income Funds	9.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	50.9%
Fixed Income Funds	49.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Fixed Income Funds	59.8%
Equity Funds	40.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	75.6%
Fixed Income Funds	24.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	59.7%
Fixed Income Funds	40.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

9

MML Aggressive Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Aggressive Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/31/07 - 12/31/11
Initial Class	-1.86%	-0.93%
Russell 3000 Index*	1.03%	-1.12%+
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.80%+
MSCI ACWI ex-U.S.	-13.71%	-5.50%+
Custom MML Aggressive Allocation Index	-1.65%	-0.89%+

Hypothetical Investments in MML Aggressive Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-2.03%	1.07%
Russell 3000 Index*	1.03%	1.78%++
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.07%++
MSCI ACWI ex-U.S.	-13.71%	-3.26%++
Custom MML Aggressive Allocation Index	-1.65%	1.70%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Aggressive Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Balanced Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Balanced Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/31/07 - 12/31/11
Initial Class	1.73%	2.18%
Russell 3000 Index*	1.03%	-1.12%+
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.80%+
MSCI ACWI ex-U.S.	-13.71%	-5.50%+
Custom MML Balanced Allocation Index	2.75%	3.25%+

Hypothetical Investments in MML Balanced Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	1.54%	3.18%
Russell 3000 Index*	1.03%	1.78%++
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.07%++
MSCI ACWI ex-U.S.	-13.71%	-3.26%++
Custom MML Balanced Allocation Index	2.75%	5.01%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Balanced Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Conservative Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Conservative Allocation Fund Initial Class, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex-U.S., and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/31/07 - 12/31/11
Initial Class	2.57%	3.39%
Barclays Capital U.S. Aggregate Bond Index*	7.84%	6.80%+
Russell 3000 Index	1.03%	-1.12%+
MSCI ACWI ex-U.S.	-13.71%	-5.50%+
Custom MML Conservative Allocation Index	3.80%	4.10%+

Hypothetical Investments in MML Conservative Allocation Fund Service Class, the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex-U.S., and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	2.28%	4.15%
Barclays Capital U.S. Aggregate Bond Index*	7.84%	7.07%++
Russell 3000 Index	1.03%	1.78%++
MSCI ACWI ex-U.S.	-13.71%	-3.26%++
Custom MML Conservative Allocation Index	3.80%	5.60%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex-U.S., and the Custom MML Conservative Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML Growth Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/31/07 - 12/31/11
Initial Class	-0.41%	0.23%
Russell 3000 Index*	1.03%	-1.12%+
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.80%+
MSCI ACWI ex-U.S.	-13.71%	-5.50%+
Custom MML Growth Allocation Index	0.03%	0.80%+

Hypothetical Investments in MML Growth Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-0.63%	1.89%
Russell 3000 Index*	1.03%	1.78%++
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.07%++
MSCI ACWI ex-U.S.	-13.71%	-3.26%++
Custom MML Growth Allocation Index	0.03%	3.12%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Growth Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML Moderate Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Moderate Allocation Fund Initial Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/31/07 - 12/31/11
Initial Class	1.00%	1.59%
Russell 3000 Index*	1.03%	-1.12%+
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.80%+
MSCI ACWI ex-U.S.	-13.71%	-5.50%+
Custom MML Moderate Allocation Index	1.67%	2.32%+

Hypothetical Investments in MML Moderate Allocation Fund Service Class, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	0.73%	2.88%
Russell 3000 Index*	1.03%	1.78%++
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.07%++
MSCI ACWI ex-U.S.	-13.71%	-3.26%++
Custom MML Moderate Allocation Index	1.67%	4.32%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Moderate Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML American Funds Core Allocation Fund – Portfolio Manager Report

What is the investment approach of MML American Funds® Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund is a “fund of funds” and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series® (the “Underlying Funds”), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. As of the date of this report, it is expected that the Underlying Funds will include Class 1 shares of the American Funds Insurance Series – Bond Fund, the American Funds Insurance Series – Blue Chip Income and Growth Fund, the American Funds Insurance Series – Growth-Income Fund and the American Funds Insurance Series – International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in Underlying Funds in response to changing market, economic and investment conditions. The Fund’s adviser invests the Fund’s assets in a combination of domestic and international Underlying Funds. The Fund’s investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund returned -0.16%, trailing the 2.11% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund outperformed, by a wide margin, the -13.71% return of the Morgan Stanley Capital International All Country World Index (“MSCI® ACWI®”) ex-U.S., an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Fund lagged the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index. Finally, the Fund’s -0.16% return underperformed the 2.70% return of the Custom MML Core Allocation Index, which comprises the benchmark (55%), the Barclays Capital U.S. Aggregate Bond Index (35%), and the MSCI ACWI ex-U.S. (10%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The following paragraphs discuss the results of each of the Fund’s underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measure the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component’s main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.

With respect to the American Funds Insurance Series – Bond Fund (the “Bond Fund”), the Bond Fund underperformed the Barclays Capital U.S. Aggregate Bond Index (the “Index”) – for several reasons. First, the Fund’s underweight position in U.S. Treasury securities, relative to the Index, held the Fund back. In addition, an overweight position in the high-yield sector and investment-grade corporate bonds, and an underweight stake in agency pass-through securities – which are backed by a U.S. government agency, and represent pooled bonds that pass income from debtors to the holders of the securities – hampered the Bond Fund’s returns. The duration of the Fund was shorter than the Index, which also detracted. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Conversely, selection of bonds from specific issuers was beneficial to the Bond Fund’s performance for the year. Within corporate bonds, Fund holdings First Data Corp (payment processing), Prologis (industrial real estate), and Enbridge Energy Partners (energy delivery) were positive contributors. Within U.S. government agency securities, Fannie Mae, Freddie Mac, and Ginnie Mae – all of which were held by the Fund – also turned in positive results. During the year, the Bond Fund reduced its exposure to Treasuries significantly in an effort to capitalize on the expectation that interest rates would rise, which did not occur. The Fund’s reduction in its Treasuries position came with a corresponding increase in its U.S. government agency pass-through bonds, which showcased more compelling valuations in a number of cases. The Fund also reduced exposure to European sovereign debt.

15

MML American Funds Core Allocation Fund – Portfolio Manager Report (Continued)

The American Funds Insurance Series – Blue Chip Income and Growth Fund (the “Income and Growth Fund”) trailed the benchmark in 2011. Stock selection was the primary reason – and this extended across a number of sectors. Sector allocation was positive, but was not enough to offset the less-than-favorable stock choices. Consumer discretionary was the top detractor from a sector standpoint and accounted for half of the Income and Growth Fund’s underperformance. The Fund’s holdings in General Motors, Staples, Royal Caribbean, and Target all hampered its full-year performance. Information technology represented the other half of the negative stock selection story. In technology, the Fund’s investments in Hewlett-Packard, Nokia, and Microsoft all detracted from results. In addition, an underweight position, relative to the benchmark, in strong-performing Apple, Inc. also proved detrimental. On the upside, stock choices in the energy sector benefited the Income and Growth Fund’s returns, as Fund holdings Royal Dutch Petroleum, ConocoPhillips, and its avoidance of Apache Energy were positive. A slight overweight position in the consumer staples sector contributed, as did Fund holdings in consumer stocks Philip Morris, CVS, and Kraft. During 2011, the Fund increased its position in financials, specifically Citigroup, JPMorgan Chase, and Wells Fargo. In spite of the increase, the Fund maintained an overall underweight position in the financials sector.

The American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”) underperformed the benchmark. Stock selection was the main driver of the overall detraction, which was offset slightly by positive sector allocation. Stock selection in the information technology sector detracted, as Fund holdings Hewlett-Packard, Flextronics, and Corning – as well as underweight positions in Google and Apple, Inc. – hindered results. In the consumer discretionary sector, Fund holdings Royal Caribbean, Best Buy, and Fiat all lagged for the year. An underweight position in the strong-performing health care sector also proved negative, as did not owning enough Pfizer. On the upside, an underweight position in the financials sector was a strong performance driver for the year. Much of the positive relative performance of Growth-Income Fund came from stocks the Fund didn’t own, including weak performers Goldman Sachs, Morgan Stanley, and MetLife. During the year, the Fund reduced its exposure to information technology and further trimmed the allocation to the financials sector, while adding to the materials sector.

The American Funds Insurance Series – International Fund (the “International Fund”) underperformed the MSCI All Country World Index ex-U.S. (the “Index”). Weak stock selection in the financials sector hindered Fund performance on both a relative and absolute basis, particularly with respect to European holdings – including Austrian commercial bank Erste Group Bank and U.K.-based Lloyds Banking Group – and Chinese insurer Ping An. While financials underperformed overall, the Fund’s underweight position, relative to the Index, helped mitigate some of the sector’s negative impact. Positions in telecommunications and health care companies also detracted from the Fund’s performance, relative to the Index. The Fund’s sector allocation was beneficial to performance. Materials was the top contributor from a sector standpoint. On a stock-specific basis, standouts included Fund holdings in German chemical company Linde AG and Indonesian construction company Semen Gresik. The Fund’s high cash allocation also contributed to its full-year performance. During the year (primarily in the first two quarters), the Fund reduced its position in the financials sector. The International Fund also trimmed its allocations to the health care and telecommunications sectors and redeployed the proceeds into more cyclical sectors, such as consumer discretionary and industrials and materials.

Capital Research’s outlook

Our expectation going into 2012 is that there will be continued volatility from Europe as a result of how governments are dealing with excessive debt levels and deleveraging (i.e., debt reduction). Consequently, the Fund will continue to invest selectively in companies affected by the situation in the euro zone, and we will remain cautious with respect to sovereign debt and issues in the financials sector until more progress has been made and stability increases in those market segments. On the other hand, the United States has shown more resilience than many had expected. We believe that in the coming year, this trend is likely to continue.

With respect to growth potential on the world stage, our view remains that the emerging markets will continue to be a major source of the growth that will occur in the world in 2012 and beyond – despite the fact that 2011 was a challenging year for emerging-market economies. Another area of potential, in our view, is China. While there has been a lot of speculation around the recent slowdown in China, the Fund will continue to emphasize companies leveraged to the growing demand in that part of the world.

16

MML American Funds Core Allocation Fund – Portfolio Manager Report (Continued)

For the longer term, we remain more optimistic about equities as we move into 2012. Equity valuations are at historically attractive levels – and the recent return to favor of dividend-paying and large-cap companies means that, in our view, equities will likely be more attractive to investors over the longer term than bonds.

We expect the macro-economic challenges to continue for the next few quarters, but will be selectively identifying investment opportunities for the Fund. Our goal will be to find those companies that are well run, have a strong competitive position within their industries, enjoy a diversified source of revenues, and a history of returning capital (i.e., dividends) to shareholders.

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	64.1%
Fixed Income Funds	36.0%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

17

MML American Funds Core Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Core Allocation Fund Service Class I, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Core Allocation Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class I	-0.16%	1.50%
S&P 500 Index*	2.11%	1.66%+
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.07%+
MSCI ACWI ex-U.S.	-13.71%	-3.26%+
Custom MML Core Allocation Index	2.70%	3.62%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the MSCI ACWI ex-U.S., and the Custom MML Core Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

18

MML American Funds Growth Fund – Portfolio Manager Report

What is the investment approach of MML American Funds® Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with long-term capital growth through a “master feeder” relationship. (See page 50 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States. The Fund’s investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund returned -4.74%, lagging the 2.11% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also underperformed the 2.64% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

During 2011, stock selection was by far the greatest reason for the Fund’s underperformance relative to the benchmark. Sector allocation also hampered the Fund’s progress. The Fund’s energy sector was the biggest detractor overall, driven by holdings in a lot of small and mid-size exploration companies – such as Pacific Rubiales (Canada), Suncor Energy (Canada), Tenaris S.A. (Italy), and Newfield Exploration (U.S.). Avoidance of integrated oil companies included in the benchmark, such as Chevron and ExxonMobil, also worked against the Fund’s full-year performance. The Fund’s overweight position, relative to the benchmark, in the poor-performing materials sector detracted, as did stock selection in the metals and mining market segment, where Fund holdings Walter Energy (U.S.), Barrick Gold (Canada), Potash (Canada), and Rio Tinto (U.K.) disappointed. In the technology sector, the Fund’s investment in First Solar (U.S.) and an underweight position in computer giant IBM also impeded results.

Conversely, stock selection in the health care sector – particularly the Fund’s choice of Intuitive Surgical (medical robotics), which surged 80%, and drug maker Pharmasset, Inc. (which was acquired by Gilead Sciences) – was a primary driver of the Fund’s full-year results. An overweight position in the consumer discretionary sector and Fund holdings Chipotle Mexican Grill, yoga-apparel manufacturer Lululemon Athletica, and Home Depot were all beneficial to the Fund’s performance.

Capital Research’s outlook

Our expectation going into 2012 is that there will be continued volatility from Europe as a result of how governments are dealing with excessive debt levels and deleveraging (i.e., debt reduction). Consequently, the Fund will continue to invest selectively in companies affected by the situation in the euro zone, and we will remain cautious with respect to sovereign debt and issues in the financials sector until more progress has been made and stability increases in those market segments. On the other hand, the United States has shown more resilience than many had expected. We believe that in the coming year, this trend is likely to continue.

With respect to growth potential on the world stage, our view remains that the emerging markets will continue to be a major source of the growth that will occur in the world in 2012 and beyond – despite the fact that 2011 was a challenging year for emerging-market economies. Another area of potential, in our view, is China. While there has been a lot of speculation around the recent slowdown in China, the Fund will continue to emphasize companies leveraged to the growing demand in that part of the world.

19

MML American Funds Growth Fund – Portfolio Manager Report (Continued)

For the longer term, we remain more optimistic about equities as we move into 2012. Equity valuations are at historically attractive levels – and the recent return to favor of dividend-paying and large-cap companies means that, in our view, equities will likely be more attractive to investors over the longer term than bonds.

We expect the macro-economic challenges to continue for the next few quarters, but will be selectively identifying investment opportunities for the Fund. Our goal will be to find those companies that are well run, have a strong competitive position within their industries, enjoy a diversified source of revenues, and a history of returning capital (i.e., dividends) to shareholders.

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	100.1%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

20

MML American Funds Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Growth Fund Service Class I, the S&P 500 Index, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class I	-4.74%	-0.18%
S&P 500 Index*	2.11%	1.66%+
Russell 1000 Growth Index	2.64%	3.52%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

21

MML American Funds International Fund – Portfolio Manager Report

What is the investment approach of MML American Funds® International Fund, and who is the Fund’s investment adviser?

The Fund seeks long-term capital growth of assets through a “master-feeder” relationship. (See page 50 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master International Fund invests primarily in common stocks of companies located outside the United States that Capital Research believes have the potential for growth. The Master International Fund normally invests a portion of its assets in common stocks and other securities of companies in emerging market countries. The Fund’s investment adviser is Massachusetts Mutual Life Insurance Company (MassMutual).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund returned -14.36%, underperforming the -13.71% return of the Morgan Stanley Capital International All Country World Index (MSCI® ACWI®) ex-U.S. (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Fund also lagged the -12.14% return of the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index, a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The Fund underperformed the benchmark for the year. Weak stock selection in the financials sector hindered Fund performance on both a relative and absolute basis, particularly with respect to European holdings – including Austrian commercial bank Erste Group Bank and U.K.-based Lloyds Banking Group – and Chinese insurer Ping An. While financials underperformed overall, the Fund’s underweight position, relative to the benchmark, helped mitigate some of the sector’s negative impact. Positions in telecommunications and health care companies also detracted from the Fund’s performance, relative to the benchmark. In these sectors, Greek telecommunication giant Hellenic and the U.K.’s Vodaphone, as well as Russian pharmaceutical company Pharm Standard, Swiss drug maker Roche, and London-based GlaxoSmithKline, all weighed on Fund results.

The Fund’s sector allocation was beneficial to performance. Materials was the top contributor from a sector standpoint. On a stock-specific basis, standouts included Fund holdings in German chemical company Linde AG and Indonesian construction company Semen Gresik. The Fund’s high cash allocation also contributed to its full-year performance.

During 2011 (primarily in the first two quarters), the Fund reduced its position in the financials sector. The Fund also trimmed allocations to the health care and telecommunications sectors and redeployed the proceeds into holdings in more cyclical sectors, such as consumer discretionary and industrials and materials, which have the potential to benefit Fund performance when economic growth increases.

Capital Research’s outlook

Our expectation going into 2012 is that there will be continued volatility from Europe as a result of how governments are dealing with excessive debt levels and deleveraging (i.e., debt reduction). Consequently, the Fund will continue to invest selectively in companies affected by the situation in the euro zone, and we will remain cautious with respect to sovereign debt and issues in the financials sector until more progress has been made and stability increases in those market segments. On the other hand, the United States has shown more resilience than many had expected. We believe that in the coming year, this trend is likely to continue.

With respect to growth potential on the world stage, our view remains that the emerging markets will continue to be a major source of the growth that will occur in the world in 2012 and beyond – despite the fact that 2011 was a challenging year for emerging-market economies. Another area of potential, in our view, is China. While there has been a lot of speculation around the

22

MML American Funds International Fund – Portfolio Manager Report (Continued)

recent slowdown in China, the Fund will continue to emphasize companies leveraged to the growing demand in that part of the world.

For the longer term, we remain more optimistic about equities as we move into 2012. Equity valuations are at historically attractive levels – and the recent return to favor of dividend-paying and large-cap companies means that, in our view, equities will likely be more attractive to investors over the longer term than bonds.

We expect the macro-economic challenges to continue for the next few quarters, but will be selectively identifying investment opportunities for the Fund. Our goal will be to find those companies that are well run, have a strong competitive position within their industries, enjoy a diversified source of revenues, and a history of returning capital (i.e., dividends) to shareholders.

MML American Funds International Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equity Funds	100.2%

Total Long-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

23

MML American Funds International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds International Fund Service Class I, the MSCI ACWI ex-U.S., and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class I	-14.36%	-2.98%
MSCI ACWI ex-U.S.*	-13.71%	-3.26%+
MSCI EAFE Index	-12.14%	-4.62%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex-U.S. and the MSCI EAFE Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

24

MML Aggressive Allocation Fund – Portfolio of Investments

The accompanying notes are an integral part of the financial statements.

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	684,254	$7,814,175
MML Concentrated Growth Fund, Class I (a)	254,295	1,800,410
MML Equity Fund, Initial Class (a)	248,136	4,593,946
MML Equity Income Fund, Initial Class (a)	735,498	6,766,579
MML Foreign Fund, Initial Class (a)	322,056	2,618,318
MML Fundamental Value Fund, Class II (a) (b)	574,883	6,254,724
MML Global Fund, Class I (a)	329,753	2,644,619
MML High Yield Fund, Class II (a)	56,055	562,230
MML Income & Growth Fund, Initial Class (a)	75,311	644,663
MML Inflation-Protected and Income Fund, Initial Class (a)	107,192	1,239,143
MML Large Cap Growth Fund, Initial Class (a)	433,918	4,356,532
MML Managed Bond Fund, Initial Class (a)	123,732	1,607,242
MML Mid Cap Growth Fund, Initial Class (a) (b)	412,616	4,984,399
MML Mid Cap Value Fund, Initial Class (a)	425,923	4,331,632
MML PIMCO Total Return Fund, Class II (a)	144,356	1,462,331
MML Short-Duration Bond Fund, Class II (a)	102,340	1,048,989
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	185,498	2,977,333
MML Small Company Value Fund, Class II (a) (b)	221,987	3,738,259
MML Small/Mid Cap Equity Fund, Initial Class (a)	50,626	383,040
MML Strategic Emerging Markets Fund, Class II (a)	9,853	92,917
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	53,378	2,121,766
Oppenheimer Global Securities Fund, Non-Service Shares (a)	70,751	1,942,818
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	131,332	706,566
Oppenheimer International Growth Fund, Non-Service Shares (a)	2,471,111	4,250,312

		68,942,943

Value

TOTAL MUTUAL FUNDS (Cost $61,120,473)	$68,942,943

TOTAL LONG-TERM INVESTMENTS (Cost $61,120,473)	68,942,943

TOTAL INVESTMENTS — 100.1% (Cost $61,120,473) (c)	68,942,943

Other Assets/(Liabilities) — (0.1)%	(55,513)

NET ASSETS — 100.0%	$68,887,430

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML Balanced Allocation Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	2,198,086	$25,102,138
MML Concentrated Growth Fund, Class I (a)	586,286	4,150,906
MML Equity Fund, Initial Class (a)	779,040	14,423,014
MML Equity Income Fund, Initial Class (a)	2,651,368	24,392,582
MML Foreign Fund, Initial Class (a)	962,986	7,829,073
MML Fundamental Value Fund, Class II (a) (b)	2,002,129	21,783,166
MML Global Fund, Class I (a)	1,011,877	8,115,254
MML High Yield Fund, Class II (a)	944,872	9,477,067
MML Income & Growth Fund, Initial Class (a)	312,109	2,671,655
MML Inflation-Protected and Income Fund, Initial Class (a)	926,384	10,708,995
MML Large Cap Growth Fund, Initial Class (a)	1,277,521	12,826,307
MML Managed Bond Fund, Initial Class (a)	5,932,700	77,063,933
MML Mid Cap Growth Fund, Initial Class (a) (b)	1,065,088	12,866,262
MML Mid Cap Value Fund, Initial Class (a)	1,185,032	12,051,776
MML Money Market Fund, Initial Class (a)	50,686	50,636
MML PIMCO Total Return Fund, Class II (a)	3,546,503	35,926,072
MML Short-Duration Bond Fund, Class II (a)	2,834,126	29,049,790
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	500,492	8,033,144
MML Small Company Value Fund, Class II (a) (b)	490,527	8,260,478
MML Small/Mid Cap Equity Fund, Initial Class (a)	372,302	2,816,869
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	152,708	6,070,125
Oppenheimer Global Securities Fund, Non-Service Shares (a)	363,203	9,973,552
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	4,205,814	22,627,277
Oppenheimer International Growth Fund, Non-Service Shares (a)	5,737,047	9,867,721

		376,137,792

TOTAL MUTUAL FUNDS (Cost $340,743,901)		376,137,792

Value

TOTAL LONG-TERM INVESTMENTS (Cost $340,743,901)	$376,137,792

TOTAL INVESTMENTS — 100.1% (Cost $340,743,901) (c)	376,137,792

Other Assets/(Liabilities) — (0.1)%	(247,450)

NET ASSETS — 100.0%	$375,890,342

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MML Conservative Allocation Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	1,488,404	$16,997,579
MML Concentrated Growth Fund, Class I (a)	331,368	2,346,084
MML Equity Fund, Initial Class (a)	515,411	9,542,240
MML Equity Income Fund, Initial Class (a)	2,010,423	18,495,887
MML Foreign Fund, Initial Class (a)	897,831	7,299,365
MML Fundamental Value Fund, Class II (a) (b)	1,494,572	16,260,944
MML Global Fund, Class I (a)	929,969	7,458,349
MML High Yield Fund, Class II (a)	1,039,595	10,427,140
MML Income & Growth Fund, Initial Class (a)	389,176	3,331,347
MML Inflation-Protected and Income Fund, Initial Class (a)	1,106,756	12,794,099
MML Large Cap Growth Fund, Initial Class (a)	1,060,042	10,642,817
MML Managed Bond Fund, Initial Class (a)	6,448,330	83,761,803
MML Mid Cap Growth Fund, Initial Class (a) (b)	609,994	7,368,725
MML Mid Cap Value Fund, Initial Class (a)	1,086,331	11,047,991
MML Money Market Fund, Initial Class (a)	67,160	67,095
MML PIMCO Total Return Fund, Class II (a)	4,200,011	42,546,115
MML Short-Duration Bond Fund, Class II (a)	3,109,540	31,872,781
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	242,297	3,888,989
MML Small Company Value Fund, Class II (a) (b)	444,226	7,480,760
MML Small/Mid Cap Equity Fund, Initial Class (a)	253,909	1,921,094
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	79,120	3,145,023
Oppenheimer Global Securities Fund, Non-Service Shares (a)	215,552	5,919,048
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	4,622,873	24,871,055
Oppenheimer International Growth Fund, Non-Service Shares (a)	3,337,619	5,740,704

		345,227,034

TOTAL MUTUAL FUNDS (Cost $330,037,144)		345,227,034

Value

TOTAL LONG-TERM INVESTMENTS (Cost $330,037,144)	$345,227,034

TOTAL INVESTMENTS — 100.1% (Cost $330,037,144) (c)	345,227,034

Other Assets/(Liabilities) — (0.1)%	(227,056)

NET ASSETS — 100.0%	$344,999,978

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

27

MML Growth Allocation Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	11,287,257	$128,900,473
MML Concentrated Growth Fund, Class I (a)	4,051,161	28,682,217
MML Equity Fund, Initial Class (a)	3,888,832	71,997,198
MML Equity Income Fund, Initial Class (a)	13,457,219	123,806,411
MML Foreign Fund, Initial Class (a)	4,780,221	38,863,197
MML Fundamental Value Fund, Class II (a) (b)	6,488,024	70,589,701
MML Global Fund, Class I (a)	4,993,725	40,049,677
MML High Yield Fund, Class II (a)	2,336,290	23,432,990
MML Income & Growth Fund, Initial Class (a)	562,338	4,813,611
MML Inflation-Protected and Income Fund, Initial Class (a)	2,087,561	24,132,207
MML Large Cap Growth Fund, Initial Class (a)	7,033,144	70,612,768
MML Managed Bond Fund, Initial Class (a)	8,807,144	114,402,061
MML Mid Cap Growth Fund, Initial Class (a) (b)	5,675,655	68,561,913
MML Mid Cap Value Fund, Initial Class (a)	7,030,963	71,504,894
MML Money Market Fund, Initial Class (a)	158,878	158,723
MML PIMCO Total Return Fund, Class II (a)	5,398,947	54,691,332
MML Short-Duration Bond Fund, Class II (a)	5,574,388	57,137,476
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	2,582,822	41,455,581
MML Small Company Value Fund, Class II (a) (b)	2,999,794	50,516,525
MML Small/Mid Cap Equity Fund, Initial Class (a)	890,443	6,737,160
MML Strategic Emerging Markets Fund, Class II (a)	135,330	1,276,163
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	773,453	30,744,758
Oppenheimer Global Securities Fund, Non-Service Shares (a)	1,398,118	38,392,324

	Number of Shares	Value
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	6,653,145	$35,793,920
Oppenheimer International Growth Fund, Non-Service Shares (a)	39,084,869	67,225,974

		1,264,479,254

TOTAL MUTUAL FUNDS (Cost $1,076,350,091)		1,264,479,254

TOTAL LONG-TERM INVESTMENTS (Cost $1,076,350,091)		1,264,479,254

TOTAL INVESTMENTS — 100.1% (Cost $1,076,350,091) (c)		1,264,479,254

Other Assets/(Liabilities) — (0.1)%		(737,057)

NET ASSETS — 100.0%		$1,263,742,197

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML Moderate Allocation Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MML Blue Chip Growth Fund, Initial Class (a)	7,883,233	$90,026,523
MML Concentrated Growth Fund, Class I (a)	2,285,171	16,179,007
MML Equity Fund, Initial Class (a)	2,709,905	50,170,739
MML Equity Income Fund, Initial Class (a)	9,564,791	87,996,079
MML Foreign Fund, Initial Class (a)	4,278,250	34,782,168
MML Fundamental Value Fund, Class II (a) (b)	5,304,724	57,715,395
MML Global Fund, Class I (a)	3,587,624	28,772,743
MML High Yield Fund, Class II (a)	2,660,716	26,686,980
MML Income & Growth Fund, Initial Class (a)	1,409,629	12,066,421
MML Inflation-Protected and Income Fund, Initial Class (a)	1,903,695	22,006,712
MML Large Cap Growth Fund, Initial Class (a)	5,508,194	55,302,270
MML Managed Bond Fund, Initial Class (a)	13,752,011	178,634,344
MML Mid Cap Growth Fund, Initial Class (a) (b)	3,905,750	47,181,465
MML Mid Cap Value Fund, Initial Class (a)	4,834,722	49,169,126
MML Money Market Fund, Initial Class (a)	137,405	137,271
MML PIMCO Total Return Fund, Class II (a)	9,091,807	92,100,010
MML Short-Duration Bond Fund, Class II (a)	8,310,107	85,178,598
MML Small Cap Growth Equity Fund, Initial Class (a) (b)	1,654,476	26,555,160
MML Small Company Value Fund, Class II (a) (b)	1,939,887	32,667,698
MML Small/Mid Cap Equity Fund, Initial Class (a)	757,740	5,733,120
MML Strategic Emerging Markets Fund, Class II (a)	171,912	1,621,126
Oppenheimer Capital Appreciation Fund, Non-Service Shares (a)	395,908	15,737,341
Oppenheimer Global Securities Fund, Non-Service Shares (a)	1,129,459	31,014,951

	Number of Shares	Value
Oppenheimer Global Strategic Income Fund, Non-Service Shares (a)	10,736,277	$57,761,173
Oppenheimer International Growth Fund, Non-Service Shares (a)	24,185,994	41,599,910

		1,146,796,330

TOTAL MUTUAL FUNDS (Cost $1,032,791,833)		1,146,796,330

TOTAL LONG-TERM INVESTMENTS (Cost $1,032,791,833)		1,146,796,330

TOTAL INVESTMENTS — 100.1% (Cost $1,032,791,833) (c)		1,146,796,330

Other Assets/(Liabilities) — (0.1)%		(701,534)

NET ASSETS — 100.0%		$1,146,094,796

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MML American Funds Core Allocation Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
American Funds Blue Chip Income and Growth Fund, Class 1	9,866,446	$88,798,012
American Funds Bond Fund, Class 1	11,667,212	128,222,658
American Funds Growth-Income Fund, Class 1	3,191,664	106,186,676
American Funds International Fund, Class 1	2,200,172	33,464,613

		356,671,959

TOTAL MUTUAL FUNDS (Cost $316,631,283)		356,671,959

TOTAL LONG-TERM INVESTMENTS (Cost $316,631,283)		356,671,959

TOTAL INVESTMENTS — 100.1% (Cost $316,631,283) (a)		356,671,959

Other Assets/(Liabilities) — (0.1)%		(432,317)

NET ASSETS — 100.0%		$356,239,642

Notes to Portfolio of Investments

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MML American Funds Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
American Funds Growth Fund, Class 1	947,783	$49,351,049

TOTAL MUTUAL FUNDS (Cost $42,813,537)		49,351,049

TOTAL LONG-TERM INVESTMENTS (Cost $42,813,537)		49,351,049

TOTAL INVESTMENTS — 100.1% (Cost $42,813,537) (a)		49,351,049

Other Assets/(Liabilities) — (0.1)%		(72,019)

NET ASSETS — 100.0%		$49,279,030

Notes to Portfolio of Investments

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MML American Funds International Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Diversified Financial — 100.2%
American Funds International Fund, Class 1	2,094,347	$31,855,021

TOTAL MUTUAL FUNDS (Cost $31,455,229)		31,855,021

TOTAL LONG-TERM INVESTMENTS (Cost $31,455,229)		31,855,021

TOTAL INVESTMENTS — 100.2% (Cost $31,455,229) (a)		31,855,021

Other Assets/(Liabilities) — (0.2)%		(54,229)

NET ASSETS — 100.0%		$31,800,792

Notes to Portfolio of Investments

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

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MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2011

	MML Aggressive Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$-	$-
Investments, at value - affiliated issuers (Note 7) (b)	68,942,943	376,137,792

Total investments	68,942,943	376,137,792

Receivables from:
Investments sold	3,953	14,844
Investment adviser (Note 3)	-	-
Fund shares sold	7,507	175,697

Total assets	68,954,403	376,328,333

Liabilities:
Payables for:
Investments purchased	4,675	162,401
Fund shares repurchased	6,784	28,140
Trustees’ fees and expenses (Note 3)	6,285	33,040
Affiliates (Note 3):
Investment management fees	5,794	31,603
Administration fees	-	-
Service fees	17,493	152,424
Accrued expense and other liabilities	25,942	30,383

Total liabilities	66,973	437,991

Net assets	$68,887,430	$375,890,342

Net assets consist of:
Paid-in capital	$62,584,792	$327,214,790
Undistributed (accumulated) net investment income (loss)	529,096	6,995,763
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,048,928)	6,285,898
Net unrealized appreciation (depreciation) on investments and foreign currency translations	7,822,470	35,393,891

Net assets	$68,887,430	$375,890,342

(a) Cost of investments - unaffiliated issuers:	$-	$-
(b) Cost of investments - affiliated issuers:	$61,120,473	$340,743,901

The accompanying notes are an integral part of the financial statements.

34

MML Conservative Allocation Fund	MML Growth Allocation Fund	MML Moderate Allocation Fund	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund

$-	$-	$-	$356,671,959	$49,351,049	$31,855,021
345,227,034	1,264,479,254	1,146,796,330	-	-	-

345,227,034	1,264,479,254	1,146,796,330	356,671,959	49,351,049	31,855,021

7,699	17,498	7,681	26,687	-	-
-	-	-	-	3,928	4,461
214,425	64,641	1,011,258	3,697	82,564	16,253

345,449,158	1,264,561,393	1,147,815,269	356,702,343	49,437,541	31,875,735

205,295	55,322	1,008,308	-	82,256	16,128
16,829	26,816	10,631	30,384	308	125
26,566	122,491	93,339	26,857	2,940	2,508

29,093	106,724	95,993	59,714	6,179	4,022
-	-	-	74,644	10,298	6,703
141,782	463,962	470,953	216,938	29,584	19,673
29,615	43,881	41,249	54,164	26,946	25,784

449,180	819,196	1,720,473	462,701	158,511	74,943

$344,999,978	$1,263,742,197	$1,146,094,796	$356,239,642	$49,279,030	$31,800,792

$310,726,161	$1,060,544,973	$994,900,061	$300,463,128	$42,206,955	$30,429,687
6,889,117	16,253,336	17,908,033	5,974,448	114,464	480,259
12,194,810	(1,185,275)	19,282,205	9,761,390	420,099	491,054
15,189,890	188,129,163	114,004,497	40,040,676	6,537,512	399,792

$344,999,978	$1,263,742,197	$1,146,094,796	$356,239,642	$49,279,030	$31,800,792

$-	$-	$-	$316,631,283	$42,813,537	$31,455,229
$330,037,144	$1,076,350,091	$1,032,791,833	$-	$-	$-

35

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MML Aggressive Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$40,084,756	$126,437,733

Shares outstanding (a)	4,393,306	12,567,808

Net asset value, offering price and redemption price per share	$9.12	$10.06

Service Class shares:
Net assets	$28,802,674	$249,452,609

Shares outstanding (a)	3,175,207	24,903,695

Net asset value, offering price and redemption price per share	$9.07	$10.02

Service Class shares I:
Net assets	$–	$–

Shares outstanding (a)	–	–

Net asset value, offering price and redemption price per share	$–	$–

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

36

MML Conservative Allocation Fund	MML Growth Allocation Fund	MML Moderate Allocation Fund	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund

$113,665,994	$518,216,253	$365,792,689	$–	$–	$–

11,101,505	54,370,692	36,433,322	–	–	–

$10.24	$9.53	$10.04	$–	$–	$–

$231,333,984	$745,525,944	$780,302,107	$–	$–	$–

22,718,771	78,545,352	78,104,632	–	–	–

$10.18	$9.49	$9.99	$–	$–	$–

$–	$–	$–	$356,239,642	$49,279,030	$31,800,792

–	–	–	35,637,859	5,127,603	3,770,099

$–	$–	$–	$10.00	$9.61	$8.44

37

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2011

	MML Aggressive Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends - unaffiliated issuers	$-	$-
Dividends - affiliated issuers (Note 7)	694,296	6,884,524

Total investment income	694,296	6,884,524

Expenses (Note 3):
Investment management fees	68,763	364,838
Custody fees	19,958	19,266
Audit fees	30,290	30,516
Legal fees	1,638	4,617
Proxy fees	917	917
Shareholder reporting fees	5,203	14,225
Trustees’ fees	5,335	28,802

	132,104	463,181
Administration fees:
Service Class I	-	-
Service fees:
Service Class	65,806	587,843
Service Class I	-	-

Total expenses	197,910	1,051,024
Expenses waived (Note 3):
Service Class I fees waived by adviser	-	-

Net expenses	197,910	1,051,024

Net investment income (loss)	496,386	5,833,500

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	-	-
Investment transactions - affiliated issuers (Note7)	1,820,087	8,831,698
Realized gain distributions - affiliated issuers (Note 7)	288,216	2,736,084

Net realized gain (loss)	2,108,303	11,567,782

Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	-	-
Investment transactions - affiliated issuers	(4,087,820)	(11,825,966)

Net change in unrealized appreciation (depreciation)	(4,087,820)	(11,825,966)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(1,979,517)	(258,184)

Net increase (decrease) in net assets resulting from operations	$(1,483,131)	$5,575,316

The accompanying notes are an integral part of the financial statements.

38

MML Conservative Allocation Fund	MML Growth Allocation Fund	MML Moderate Allocation Fund	MML American Funds Core Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund

$-	$-	$-	$8,525,207	$425,463	$707,833
6,647,692	17,614,882	18,241,617	-	-	-

6,647,692	17,614,882	18,241,617	8,525,207	425,463	707,833

311,990	1,305,291	1,090,165	677,789	66,316	48,454
19,333	19,547	19,812	5,707	1,023	1,029
30,473	31,247	31,044	30,482	30,260	30,254
4,054	13,382	12,059	51,951	9,978	7,777
917	917	916	918	918	918
12,193	44,877	37,656	47,021	9,087	7,787
24,388	104,488	84,606	26,477	3,299	2,547

403,348	1,519,749	1,276,258	840,345	120,881	98,766

-	-	-	847,237	110,526	80,756

514,619	1,923,342	1,780,583	-	-	-
-	-	-	847,237	110,526	80,756

917,967	3,443,091	3,056,841	2,534,819	341,933	260,278

-	-	-	-	(32,459)	(34,161)

917,967	3,443,091	3,056,841	2,534,819	309,474	226,117

5,729,725	14,171,791	15,184,776	5,990,388	115,989	481,716

-	-	-	10,386,762	560,289	608,793
12,766,435	30,786,974	24,749,212	-	-	-
2,411,808	6,729,642	6,702,197	-	-	-

15,178,243	37,516,616	31,451,409	10,386,762	560,289	608,793

-	-	-	(17,143,986)	(3,006,314)	(5,949,589)
(13,363,938)	(58,562,832)	(39,990,939)	-	-	-

(13,363,938)	(58,562,832)	(39,990,939)	(17,143,986)	(3,006,314)	(5,949,589)

1,814,305	(21,046,216)	(8,539,530)	(6,757,224)	(2,446,025)	(5,340,796)

$7,544,030	$(6,874,425)	$6,645,246	$(766,836)	$(2,330,036)	$(4,859,080)

39

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$496,386	$526,420
Net realized gain (loss) on investment transactions	2,108,303	1,734,727
Net change in unrealized appreciation (depreciation) on investments	(4,087,820)	5,932,252

Net increase (decrease) in net assets resulting from operations	(1,483,131)	8,193,399

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(466,841)	(387,367)
Service Class	(261,800)	(182,480)

Total distributions from net investment income	(728,641)	(569,847)

From net realized gains:
Initial Class	-	-
Service Class	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	(417,550)	2,805,957
Service Class	7,060,105	5,030,076

Increase (decrease) in net assets from fund share transactions	6,642,555	7,836,033

Total increase (decrease) in net assets	4,430,783	15,459,585
Net assets
Beginning of year	64,456,647	48,997,062

End of year	$68,887,430	$64,456,647

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$529,096	$724,566

The accompanying notes are an integral part of the financial statements.

40

MML Balanced Allocation Fund		MML Conservative Allocation Fund		MML Growth Allocation Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$5,833,500	$7,865,382	$5,729,725	$7,727,958	$14,171,791	$17,610,017
11,567,782	18,074,447	15,178,243	17,749,157	37,516,616	51,513,187
(11,825,966)	11,762,013	(13,363,938)	4,787,264	(58,562,832)	90,642,751

5,575,316	37,701,842	7,544,030	30,264,379	(6,874,425)	159,765,955

(3,253,466)	(1,767,853)	(3,051,751)	(1,404,894)	(9,582,060)	(5,749,187)
(5,634,912)	(2,405,318)	(5,605,373)	(2,292,849)	(12,212,438)	(6,722,526)

(8,888,378)	(4,173,171)	(8,657,124)	(3,697,743)	(21,794,498)	(12,471,713)

(2,260,716)	-	(5,392,249)	-	-	-
(4,234,292)	-	(10,641,810)	-	-	-

(6,495,008)	-	(16,034,059)	-	-	-

(494,036)	(4,294,838)	18,030,181	8,104,290	(8,909,732)	4,415,589
36,889,288	37,830,043	46,169,044	35,919,045	7,857,051	112,068,154

36,395,252	33,535,205	64,199,225	44,023,335	(1,052,681)	116,483,743

26,587,182	67,063,876	47,052,072	70,589,971	(29,721,604)	263,777,985

349,303,160	282,239,284	297,947,906	227,357,935	1,293,463,801	1,029,685,816

$375,890,342	$349,303,160	$344,999,978	$297,947,906	$1,263,742,197	$1,293,463,801

$6,995,763	$8,867,102	$6,889,117	$8,640,621	$16,253,336	$21,714,038

41

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Moderate Allocation Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$15,184,776	$18,255,087
Net realized gain (loss) on investment transactions	31,451,409	38,016,932
Net change in unrealized appreciation (depreciation) on investments	(39,990,939)	54,418,518

Net increase (decrease) in net assets resulting from operations	6,645,246	110,690,537

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(7,579,608)	(4,728,753)
Service Class	(13,812,163)	(6,181,945)
Service Class I	-	-

Total distributions from net investment income	(21,391,771)	(10,910,698)

From net realized gains:
Initial Class	(280,682)	-
Service Class	(557,033)	-
Service Class I	-	-

Total distributions from net realized gains	(837,715)	-

Net fund share transactions (Note 5):
Initial Class	(12,168,979)	9,837,225
Service Class	169,204,137	160,190,490
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	157,035,158	170,027,715

Total increase (decrease) in net assets	141,450,918	269,807,554
Net assets
Beginning of year	1,004,643,878	734,836,324

End of year	$1,146,094,796	$1,004,643,878

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$17,908,033	$21,333,514

The accompanying notes are an integral part of the financial statements.

42

MML American Funds Core Allocation Fund		MML American Funds Growth Fund		MML American Funds International Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$5,990,388	$5,070,306	$115,989	$118,932	$481,716	$444,366
10,386,762	1,255,534	560,289	897,169	608,793	654,261
(17,143,986)	19,550,727	(3,006,314)	4,417,905	(5,949,589)	1,113,355

(766,836)	25,876,567	(2,330,036)	5,434,006	(4,859,080)	2,211,982

-	-	-	-	-	-
-	-	-	-	-	-
(5,079,356)	(3,737,015)	(119,840)	(56,747)	(445,209)	(211,760)

(5,079,356)	(3,737,015)	(119,840)	(56,747)	(445,209)	(211,760)

-	-	-	-	-	-
-	-	-	-	-	-
(1,254,946)	(2,035,695)	(876,919)	(148,992)	(646,232)	(361,073)

(1,254,946)	(2,035,695)	(876,919)	(148,992)	(646,232)	(361,073)

-	-	-	-	-	-
-	-	-	-	-	-
38,003,550	74,225,408	14,845,241	10,401,961	6,414,361	8,390,278

38,003,550	74,225,408	14,845,241	10,401,961	6,414,361	8,390,278

30,902,412	94,329,265	11,518,446	15,630,228	463,840	10,029,427

325,337,230	231,007,965	37,760,584	22,130,356	31,336,952	21,307,525

$356,239,642	$325,337,230	$49,279,030	$37,760,584	$31,800,792	$31,336,952

$5,974,448	$5,063,416	$114,464	$118,315	$480,259	$443,752

43

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains		Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver !		Ratio of expenses to average daily net assets after expense waiver !		Net investment income (loss) to average daily net assets		Portfolio turnover rate !!
Initial Class
12/31/11	$9.40	$0.08	$(0.26)	$(0.18)	$(0.10)	$-		$(0.10)		$9.12	(1.86%	)	$40,085	0.19%		N/A		0.81%		20%
12/31/10	8.20	0.09	1.21	1.30	(0.10)	-		(0.10)		9.40	16.05%		41,787	0.21%		0.20%	#	1.08%		42%
12/31/09	6.15	0.09	2.00	2.09	(0.02)	(0.02)		(0.04)		8.20	34.04%		33,931	0.24%		0.20%	#	1.34%		38%
12/31/08	9.99	0.04	(3.88)	(3.84)	-	(0.00	) †	(0.00	) †	6.15	(38.43%	)	24,477	0.40%		0.20%	#	0.46%		18%
12/31/07 ++	10.00	0.06	0.16	0.22	(0.23)	-		(0.23)		9.99	2.15%	**	153	61.22%	*	0.20%	*#	1.85%	*	0%	**
Service Class
12/31/11	$9.35	$0.05	$(0.24)	$(0.19)	$(0.09)	$-		$(0.09)		$9.07	(2.03%	)	$28,803	0.44%		N/A		0.59%		20%
12/31/10	8.16	0.07	1.20	1.27	(0.08)	-		(0.08)		9.35	15.83%		22,669	0.46%		0.45%	#	0.86%		42%
12/31/09	6.14	0.08	1.98	2.06	(0.02)	(0.02)		(0.04)		8.16	33.60%		15,066	0.49%		0.45%	#	1.11%		38%
12/31/08 +++	8.98	(0.01)	(2.83)	(2.84)	-	(0.00	) †	(0.00	) †	6.14	(31.62%	) **	3,953	0.63%	*	0.45%	*#	(0.27%	) *	18%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

44

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Balanced Allocation Fund

		Income (loss) from investment operations				Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains		Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver !		Ratio of expenses to average daily net assets after expense waiver !		Net investment income (loss) to average daily net assets		Portfolio turnover rate !!
Initial Class
12/31/11	$10.34	$0.18	$(0.00	) †	$0.18	$(0.27)	$(0.19)		$(0.46)		$10.06	1.73%		$126,438	0.13%		N/A		1.76%		12%
12/31/10	9.31	0.26	0.91		1.17	(0.14)	-		(0.14)		10.34	12.73%		130,142	0.13%		N/A		2.71%		39%
12/31/09	7.59	0.15	1.63		1.78	(0.05)	(0.01)		(0.06)		9.31	23.50%		120,940	0.14%		N/A		1.83%		42%
12/31/08	10.08	0.21	(2.70)		(2.49)	-	(0.00	) †	(0.00	) †	7.59	(24.70%	)	88,583	0.20%		0.20%	##	2.43%		21%
12/31/07 ++	10.00	0.11	0.19		0.30	(0.22)	-		(0.22)		10.08	2.96%	**	154	61.68%	*	0.20%	*#	3.23%	*	0%	**
Service Class
12/31/11	$10.30	$0.16	$0.00	†	$0.16	$(0.25)	$(0.19)		$(0.44)		$10.02	1.54%		$249,453	0.38%		N/A		1.51%		12%
12/31/10	9.28	0.24	0.91		1.15	(0.13)	-		(0.13)		10.30	12.49%		219,161	0.38%		N/A		2.46%		39%
12/31/09	7.59	0.14	1.61		1.75	(0.05)	(0.01)		(0.06)		9.28	23.09%		161,300	0.39%		N/A		1.65%		42%
12/31/08 +++	9.60	0.02	(2.03)		(2.01)	-	(0.00	) †	(0.00	) †	7.59	(20.94%	) **	49,286	0.47%	*	0.45%	*#	0.87%	*	21%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

45

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders									Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains		Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver !		Ratio of expenses to average daily net assets after expense waiver !		Net investment income (loss) to average daily net assets		Portfolio turnover rate !!
Initial Class
12/31/11	$10.82	$0.21	$0.06	$0.27	$(0.31)		$(0.54)		$(0.85)		$10.24	2.57%		$113,666	0.13%		N/A		2.00%		20%
12/31/10	9.81	0.32	0.84	1.16	(0.15)		-		(0.15)		10.82	11.91%		101,461	0.13%		N/A		3.12%		44%
12/31/09	8.15	0.19	1.53	1.72	(0.05)		(0.01)		(0.06)		9.81	21.15%		83,810	0.15%		N/A		2.11%		47%
12/31/08	10.11	0.28	(2.24)	(1.96)	(0.00	) †	(0.00	) †	(0.00	) †	8.15	(19.38%	)	52,819	0.27%		0.20%	#	3.06%		37%
12/31/07 ++	10.00	0.13	0.18	0.31	(0.20)		-		(0.20)		10.11	3.09%	**	155	61.88%	*	0.20%	*#	3.81%	*	0%	**
Service Class
12/31/11	$10.77	$0.19	$0.04	$0.23	$(0.28)		$(0.54)		$(0.82)		$10.18	2.28%		$231,334	0.38%		N/A		1.75%		20%
12/31/10	9.78	0.29	0.83	1.12	(0.13)		-		(0.13)		10.77	11.59%		196,487	0.38%		N/A		2.87%		44%
12/31/09	8.14	0.18	1.52	1.70	(0.05)		(0.01)		(0.06)		9.78	20.91%		143,548	0.40%		N/A		1.96%		47%
12/31/08 +++	9.79	0.05	(1.70)	(1.65)	(0.00	) †	(0.00	) †	(0.00	) †	8.14	(16.85%	) **	38,451	0.49%	*	0.45%	*#	1.62%	*	37%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

46

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains		Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver !		Ratio of expenses to average daily net assets after expense waiver !		Net investment income (loss) to average daily net assets		Portfolio turnover rate !!
Initial Class
12/31/11	$9.75	$0.12	$(0.16)	$(0.04)	$(0.18)	$-		$(0.18)		$9.53	(0.41%	)	$518,216	0.12%		N/A		1.23%		12%
12/31/10	8.59	0.15	1.11	1.26	(0.10)	-		(0.10)		9.75	14.92%		538,363	0.12%		N/A		1.68%		32%
12/31/09	6.66	0.12	1.85	1.97	(0.03)	(0.01)		(0.04)		8.59	29.61%		470,601	0.12%		N/A		1.57%		40%
12/31/08	10.02	0.10	(3.46)	(3.36)	-	(0.00	) †	(0.00	) †	6.66	(33.53%	)	354,595	0.13%		N/A		1.24%		14%
12/31/07 ++	10.00	0.08	0.17	0.25	(0.23)	-		(0.23)		10.02	2.45%	**	154	61.40%	*	0.20%	*#	2.44%	*	0%	**
Service Class
12/31/11	$9.71	$0.10	$(0.16)	$(0.06)	$(0.16)	$-		$(0.16)		$9.49	(0.63%	)	$745,526	0.37%		N/A		0.98%		12%
12/31/10	8.57	0.13	1.10	1.23	(0.09)	-		(0.09)		9.71	14.54%		755,101	0.37%		N/A		1.45%		32%
12/31/09	6.66	0.10	1.85	1.95	(0.03)	(0.01)		(0.04)		8.57	29.29%		559,084	0.37%		N/A		1.34%		40%
12/31/08 +++	9.20	0.01	(2.55)	(2.54)	-	(0.00	) †	(0.00	) †	6.66	(27.61%	) **	184,401	0.39%	*	N/A		0.24%	*	14%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

47

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains		Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver !		Ratio of expenses to average daily net assets after expense waiver !		Net investment income (loss) to average daily net assets		Portfolio turnover rate !!
Initial Class
12/31/11	$10.16	$0.16	$(0.06)	$0.10	$(0.21)	$(0.01)		$(0.22)		$10.04	1.00%		$365,793	0.12%		N/A		1.55%		12%
12/31/10	9.08	0.22	0.99	1.21	(0.13)	-		(0.13)		10.16	13.48%		382,041	0.12%		N/A		2.30%		31%
12/31/09	7.26	0.14	1.74	1.88	(0.05)	(0.01)		(0.06)		9.08	25.90%		331,628	0.13%		N/A		1.77%		39%
12/31/08	10.04	0.18	(2.96)	(2.78)	-	(0.00	) †	(0.00	) †	7.26	(27.69%	)	251,682	0.14%		N/A		2.09%		18%
12/31/07 ++	10.00	0.11	0.15	0.26	(0.22)	-		(0.22)		10.04	2.63%	**	154	61.59%	*	0.20%	*#	3.05%	*	0%	**
Service Class
12/31/11	$10.12	$0.13	$(0.06)	$0.07	$(0.19)	$(0.01)		$(0.20)		$9.99	0.73%		$780,302	0.37%		N/A		1.31%		12%
12/31/10	9.05	0.19	0.99	1.18	(0.11)	-		(0.11)		10.12	13.24%		622,603	0.37%		N/A		2.07%		31%
12/31/09	7.26	0.12	1.73	1.85	(0.05)	(0.01)		(0.06)		9.05	25.48%		403,209	0.38%		N/A		1.54%		39%
12/31/08 +++	9.44	0.02	(2.20)	(2.18)	-	(0.00	) †	(0.00	) †	7.26	(23.09%	) **	146,775	0.39%	*	N/A		0.86%	*	18%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
++	For the period August 31, 2007 (commencement of operations) through December 31, 2007.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
!	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver !		Ratio of expenses to average daily net assets after expense waiver !		Net investment income (loss) to average daily net assets		Portfolio turnover rate !!
Service Class I
12/31/11	$10.21	$0.18	$(0.20)	$(0.02)	$(0.15)	$(0.04)	$(0.19)	$10.00	(0.16%	)	$356,240	0.75%		N/A		1.77%		13%
12/31/10	9.56	0.18	0.67	0.85	(0.13)	(0.07)	(0.20)	10.21	9.17%		325,337	0.76%		0.75%	#	1.89%		3%
12/31/09	7.75	0.20	1.69	1.89	(0.08)	-	(0.08)	9.56	24.52%		231,008	0.77%		0.75%	#	2.31%		10%
12/31/08 +	10.00	0.72	(2.97)	(2.25)	-	-	-	7.75	(22.50%	) **	67,874	1.85%	*	0.75%	*#	25.06%	*	1%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
!	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
!!	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

48

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML American Funds Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver !		Ratio of expenses to average daily net assets after expense waiver !		Net investment income (loss) to average daily net assets		Portfolio turnover rate !!
Service Class I
12/31/11	$10.32	$0.03	$(0.51)	$(0.48)	$(0.03)	$(0.20)	$(0.23)	$9.61	(4.74%	)	$49,279	0.77%		0.70%	#	0.26%		3%
12/31/10	8.80	0.04	1.55	1.59	(0.02)	(0.05)	(0.07)	10.32	18.16%		37,761	0.81%		0.70%	#	0.43%		10%
12/31/09	6.36	0.03	2.44	2.47	-	(0.03)	(0.03)	8.80	38.86%		22,130	0.90%		0.70%	#	0.39%		9%
12/31/08 +	10.00	0.22	(3.86)	(3.64)	-	-	-	6.36	(36.40%	) **	6,080	13.92%	*	0.70%	*#	9.23%	*	5%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
!	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
!!	Amount does not include the portfolio activity of the Master Fund.

MML American Funds International Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver !		Ratio of expenses to average daily net assets after expense waiver !		Net investment income (loss) to average daily net assets		Portfolio turnover rate !!
Service Class I
12/31/11	$10.22	$0.14	$(1.60)	$(1.46)	$(0.13)	$(0.19)	$(0.32)	$8.44	(14.36%	)	$31,801	0.81%		0.70%	#	1.49%		6%
12/31/10	9.79	0.17	0.47	0.64	(0.08)	(0.13)	(0.21)	10.22	6.82%		31,337	0.83%		0.70%	#	1.78%		9%
12/31/09	6.92	0.12	2.82	2.94	-	(0.07)	(0.07)	9.79	42.63%		21,308	0.91%		0.70%	#	1.48%		12%
12/31/08 +	10.00	0.51	(3.59)	(3.08)	-	-	-	6.92	(30.80%	) **	6,410	13.59%	*	0.70%	*#	19.94%	*	7%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
!	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
!!	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

49

Notes to Financial Statements

1.	The Fund

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993 as amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)

MML Balanced Allocation Fund (“Balanced Allocation Fund”)

MML Conservative Allocation Fund (“Conservative Allocation Fund”)

MML Growth Allocation Fund (“Growth Allocation Fund”)

MML Moderate Allocation Fund (“Moderate Allocation Fund”)

MML American Funds® Core Allocation Fund (“American Funds Core Allocation Fund”)

MML American Funds® Growth Fund (“American Funds Growth Fund”)

MML American Funds® International Fund (“American Funds International Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Aggressive Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, and Moderate Allocation Fund (the “Allocation Funds”) invest their investable assets primarily in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The Allocation Funds may also invest in non-affiliated funds. The financial statements of other series of the Trust, the applicable series of the MML Series Investment Fund II, Oppenheimer Funds which are advised by OppenheimerFunds, Inc., a majority-owned, indirect subsidiary of MassMutual, and non-affiliated funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each of the five Allocation Funds listed above are diversified and a shareholder’s interest is limited to the series of the Trust, MML Series Investment Fund II, Oppenheimer Funds, or any non-affiliated funds in which the shares are invested.

The American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company. American Funds Growth Fund and American Funds International Fund (each a “Feeder Fund,” collectively the “Feeder Funds”) invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds’ financial statements. As of December 31, 2011, the American Funds Growth Fund and American Funds International Fund owned 0.20% and 0.37% of the Growth and International Master Funds, respectively.

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Initial Class	Service Class	Service Class I
Aggressive Allocation Fund	8/31/2007	8/15/2008	None
Balanced Allocation Fund	8/31/2007	8/15/2008	None

50

Notes to Financial Statements (Continued)

	Initial Class	Service Class	Service Class I
Conservative Allocation Fund	8/31/2007	8/15/2008	None
Growth Allocation Fund	8/31/2007	8/15/2008	None
Moderate Allocation Fund	8/31/2007	8/15/2008	None
American Funds Core Allocation Fund	None	None	8/15/2008
American Funds Growth Fund	None	None	8/15/2008
American Funds International Fund	None	None	8/15/2008

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Master Fund or underlying funds. Shares of the Master Funds and underlying funds are valued at their closing net asset values as reported on each business day.

Certain underlying funds or Master Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The prospectuses and SAIs for the underlying funds or Master Funds, as applicable, explain the valuation methods for the underlying funds or Master Funds, including the circumstances under which the underlying funds or Master Funds may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

All Funds characterized all investments at Level 1, as of December 31, 2011. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended December 31, 2011. The Funds recognize transfers between the Levels as of the beginning of the year.

51

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund, except American Funds Growth Fund and American Funds International Fund, may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

52

Notes to Financial Statements (Continued)

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Aggressive Allocation Fund	0.10%	Moderate Allocation Fund	0.10%
Balanced Allocation Fund	0.10%	American Funds Core Allocation Fund	0.20%
Conservative Allocation Fund	0.10%	American Funds Growth Fund	0.15%
Growth Allocation Fund	0.10%	American Funds International Fund	0.15%

Administration Fees

For the American Funds Core Allocation Fund, American Funds Growth Fund, and American Funds International Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

Service Class I
American Funds Core Allocation Fund	0.25%
American Funds Growth Fund	0.25%
American Funds International Fund	0.25%

Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Aggressive Allocation Fund*#		American Funds Growth Fund*^
Initial Class	0.20%	Service Class I	0.70%
Service Class	0.45%	American Funds International Fund*^
American Funds Core Allocation Fund*#		Service Class I	0.70%
Service Class I	0.75%

#	Expense caps also exclude Acquired Fund fees and expenses. Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
^	Expense caps also exclude Master Fund fees and expenses.
*	Expense cap in effect through April 30, 2012.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

53

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2011, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Aggressive Allocation Fund	$-	$20,319,611	$-	$13,618,857
Balanced Allocation Fund	-	73,490,937	-	43,879,115
Conservative Allocation Fund	-	111,404,880	-	63,725,979
Growth Allocation Fund	-	158,185,462	-	160,084,483
Moderate Allocation Fund	-	293,381,342	-	136,539,810
American Funds Core Allocation Fund	-	81,320,871	-	43,579,545
American Funds Growth Fund	-	15,300,515	-	1,322,569
American Funds International Fund	-	7,657,262	-	1,850,818

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Aggressive Allocation Fund Initial Class
Sold	766,724	$7,355,850	859,130	$7,497,970
Issued as reinvestment of dividends	51,987	466,841	49,472	387,367
Redeemed	(871,542)	(8,240,241)	(602,156)	(5,079,380)

Net increase (decrease)	(52,831)	$(417,550)	306,446	$2,805,957

Aggressive Allocation Fund Service Class
Sold	980,730	$9,246,135	854,757	$7,278,925
Issued as reinvestment of dividends	29,284	261,800	23,425	182,480
Redeemed	(258,714)	(2,447,830)	(299,563)	(2,431,329)

Net increase (decrease)	751,300	$7,060,105	578,619	$5,030,076

54

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount
Balanced Allocation Fund Initial Class
Sold	1,389,631	$14,409,840	2,258,139	$21,604,154
Issued as reinvestment of dividends	555,306	5,514,182	189,684	1,767,853
Redeemed	(1,962,578)	(20,418,058)	(2,857,408)	(27,666,845)

Net increase (decrease)	(17,641)	$(494,036)	(409,585)	$(4,294,838)

Balanced Allocation Fund Service Class
Sold	4,611,528	$47,516,797	5,594,036	$54,243,658
Issued as reinvestment of dividends	997,897	9,869,204	258,636	2,405,318
Redeemed	(1,976,746)	(20,496,713)	(1,958,928)	(18,818,933)

Net increase (decrease)	3,632,679	$36,889,288	3,893,744	$37,830,043

Conservative Allocation Fund Initial Class
Sold	2,938,180	$31,644,495	3,159,189	$32,003,547
Issued as reinvestment of dividends	835,213	8,444,000	141,195	1,404,894
Redeemed	(2,049,651)	(22,058,314)	(2,462,426)	(25,304,151)

Net increase (decrease)	1,723,742	$18,030,181	837,958	$8,104,290

Conservative Allocation Fund Service Class
Sold	6,788,014	$72,536,785	6,089,128	$61,753,280
Issued as reinvestment of dividends	1,615,028	16,247,183	231,134	2,292,849
Redeemed	(3,928,305)	(42,614,924)	(2,751,385)	(28,127,084)

Net increase (decrease)	4,474,737	$46,169,044	3,568,877	$35,919,045

Growth Allocation Fund Initial Class
Sold	2,364,266	$23,064,310	4,146,533	$37,142,450
Issued as reinvestment of dividends	1,020,454	9,582,060	687,702	5,749,187
Redeemed	(4,257,728)	(41,556,102)	(4,347,560)	(38,476,048)

Net increase (decrease)	(873,008)	$(8,909,732)	486,675	$4,415,589

Growth Allocation Fund Service Class
Sold	4,707,313	$46,613,827	14,092,974	$126,073,741
Issued as reinvestment of dividends	1,306,143	12,212,438	806,058	6,722,526
Redeemed	(5,242,633)	(50,969,214)	(2,358,135)	(20,728,113)

Net increase (decrease)	770,823	$7,857,051	12,540,897	$112,068,154

Moderate Allocation Fund Initial Class
Sold	2,761,263	$28,324,294	4,591,611	$43,175,094
Issued as reinvestment of dividends	793,969	7,860,290	526,587	4,728,753
Redeemed	(4,722,023)	(48,353,563)	(4,050,713)	(38,066,622)

Net increase (decrease)	(1,166,791)	$(12,168,979)	1,067,485	$9,837,225

Moderate Allocation Fund Service Class
Sold	18,107,507	$184,955,340	17,750,127	$167,787,253
Issued as reinvestment of dividends	1,457,322	14,369,196	690,720	6,181,945
Redeemed	(2,985,816)	(30,120,399)	(1,466,561)	(13,778,708)

Net increase (decrease)	16,579,013	$169,204,137	16,974,286	$160,190,490

American Funds Core Allocation Fund Service Class I
Sold	5,145,933	$52,316,793	8,363,908	$81,109,567
Issued as reinvestment of dividends	645,698	6,334,302	626,787	5,772,710
Redeemed	(2,017,807)	(20,647,545)	(1,288,220)	(12,656,869)

Net increase (decrease)	3,773,824	$38,003,550	7,702,475	$74,225,408

55

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

American Funds Growth Fund Service Class I
Sold	1,638,423	$16,633,249	1,547,098	$14,219,777
Issued as reinvestment of dividends	102,232	996,759	24,205	205,739
Redeemed	(272,033)	(2,784,767)	(428,395)	(4,023,555)

Net increase (decrease)	1,468,622	$14,845,241	1,142,908	$10,401,961

American Funds International Fund Service Class I
Sold	886,469	$8,245,094	1,193,527	$11,337,503
Issued as reinvestment of dividends	123,187	1,091,441	64,508	572,833
Redeemed	(306,685)	(2,922,174)	(367,611)	(3,520,058)

Net increase (decrease)	702,971	$6,414,361	890,424	$8,390,278

6.	Federal Income Tax Information

At December 31, 2011, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Aggressive Allocation Fund	$62,633,449	$6,533,047	$(223,553)	$6,309,494
Balanced Allocation Fund	344,520,522	31,967,702	(350,432)	31,617,270
Conservative Allocation Fund	331,033,661	14,679,519	(486,146)	14,193,373
Growth Allocation Fund	1,090,464,499	175,547,431	(1,532,676)	174,014,755
Moderate Allocation Fund	1,041,725,352	106,672,836	(1,601,858)	105,070,978
American Funds Core Allocation Fund	317,093,409	39,578,550	-	39,578,550
American Funds Growth Fund	42,924,982	6,426,067	-	6,426,067
American Funds International Fund	31,520,732	334,289	-	334,289

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2011, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

Expiring 2017
Aggressive Allocation Fund	$535,952

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

56

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Aggressive Allocation Fund	$728,641	$-	$-
Balanced Allocation Fund	8,922,415	6,460,971	-
Conservative Allocation Fund	12,804,782	11,886,401	-
Growth Allocation Fund	21,794,498	-	-
Moderate Allocation Fund	21,391,771	837,715	-
American Funds Core Allocation Fund	5,079,356	1,254,946	-
American Funds Growth Fund	119,840	876,919	-
American Funds International Fund	445,209	646,232	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Aggressive Allocation Fund	$569,847	$-	$-
Balanced Allocation Fund	4,173,171	-	-
Conservative Allocation Fund	3,697,743	-	-
Growth Allocation Fund	12,471,713	-	-
Moderate Allocation Fund	10,910,698	-	-
American Funds Core Allocation Fund	5,366,103	406,607	-
American Funds Growth Fund	94,245	111,494	-
American Funds International Fund	306,729	266,104	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2011, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses and deferred Trustee compensation.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Aggressive Allocation Fund	$534,879	$(535,952)	$(5,783)	$6,309,494
Balanced Allocation Fund	7,120,740	9,967,870	(30,327)	31,617,269
Conservative Allocation Fund	7,133,905	12,970,615	(24,076)	14,193,373
Growth Allocation Fund	16,366,519	12,929,135	(113,185)	174,014,755
Moderate Allocation Fund	18,247,633	27,961,334	(85,211)	105,070,979
American Funds Core Allocation Fund	5,998,776	10,223,516	(24,327)	39,578,549
American Funds Growth Fund	117,064	531,544	(2,600)	6,426,067
American Funds International Fund	482,535	556,558	(2,276)	334,288

57

Notes to Financial Statements (Continued)

During the year ended December 31, 2011, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Aggressive Allocation Fund	$-	$(36,785)	$36,785
Balanced Allocation Fund	-	(1,183,539)	1,183,539
Conservative Allocation Fund	-	(1,175,895)	1,175,895
Growth Allocation Fund	(3)	(2,162,002)	2,162,005
Moderate Allocation Fund	-	(2,781,514)	2,781,514

The Funds did not have any unrecognized tax benefits at December 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2011, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2011, was as follows:

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	659,236	116,788	91,770	684,254	$7,814,175	$3,054	$-	$429,587
MML Concentrated Growth Fund, Class I	260,525	29,945	36,175	254,295	1,800,410	12,513	-	18,268
MML Equity Fund, Initial Class	223,969	59,625	35,458	248,136	4,593,946	79,383	-	(16,664)
MML Equity Income Fund, Initial Class	717,373	123,855	105,730	735,498	6,766,579	118,926	-	99,407
MML Foreign Fund, Initial Class	277,653	80,125	35,722	322,056	2,618,318	52,498	-	58,811
MML Fundamental Value Fund, Class II	363,461	269,899	58,477	574,883	6,254,724	-	7,342	95,146
MML Global Fund, Class I	298,646	77,067	45,960	329,753	2,644,619	26,525	-	112,491
MML High Yield Fund, Class II	58,879	31,417	34,241	56,055	562,230	39,308	-	28,781
MML Income & Growth Fund, Initial Class	-	75,311	-	75,311	644,663	-	-	-
MML Inflation-Protected and Income Fund, Initial Class	122,223	68,389	83,420	107,192	1,239,143	69,365	-	51,702
MML Large Cap Growth Fund, Initial Class	365,902	122,064	54,048	433,918	4,356,532	8,417	-	62,366
MML Managed Bond Fund, Initial Class	122,881	31,433	30,582	123,732	1,607,242	56,028	26,418	16,517
MML Mid Cap Growth Fund, Initial Class	382,936	83,300	53,620	412,616	4,984,399	-	-	91,288
MML Mid Cap Value Fund, Initial Class	378,963	99,174	52,214	425,923	4,331,632	88,006	-	70,140
MML PIMCO Total Return Fund, Class II	176,366	123,227	155,237	144,356	1,462,331	1,830	-	3,467
MML Short-Duration Bond Fund, Class II	169,625	70,656	137,941	102,340	1,048,989	20,539	10,411	29,956
MML Small Cap Growth Equity Fund, Initial Class	140,215	58,045	12,762	185,498	2,977,333	-	118,932	41,100
MML Small Company Value Fund, Class II	190,180	48,102	16,295	221,987	3,738,259	-	48,050	74,542
MML Small/Mid Cap Equity Fund, Initial Class	69,330	22,388	41,092	50,626	383,040	4,812	57,838	115,800
MML Strategic Emerging Markets Fund, Class II	-	9,853	-	9,853	92,917	541	3,686	-
Oppenheimer Capital Appreciation Fund, Non-Service Shares*	47,734	12,123	6,479	53,378	2,121,766	6,868	-	47,309
Oppenheimer Global Securities Fund, Non-Service Shares*	61,576	18,043	8,868	70,751	1,942,818	23,119	-	91,604
Oppenheimer Global Strategic Income Fund, Non-Service Shares*	168,364	84,726	121,758	131,332	706,566	40,423	15,539	51,909
Oppenheimer International Growth Fund, Non-Service Shares*	2,342,129	533,249	404,267	2,471,111	4,250,312	42,141	-	246,560

					$68,942,943	$694,296	$288,216	$1,820,087

58

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	2,279,412	136,098	217,424	2,198,086	$25,102,138	$9,707	$-	$1,073,970
MML Concentrated Growth Fund, Class I	682,376	4,195	100,285	586,286	4,150,906	28,315	-	278,872
MML Equity Fund, Initial Class	758,705	103,227	82,892	779,040	14,423,014	247,500	-	482,539
MML Equity Income Fund, Initial Class	2,820,690	361,298	530,620	2,651,368	24,392,582	423,385	-	1,677,688
MML Foreign Fund, Initial Class	799,940	227,823	64,777	962,986	7,829,073	143,880	-	134,665
MML Fundamental Value Fund, Class II	1,293,691	737,676	29,238	2,002,129	21,783,166	-	25,258	23,423
MML Global Fund, Class I	858,916	224,242	71,281	1,011,877	8,115,254	71,517	-	194,567
MML High Yield Fund, Class II	868,755	192,252	116,135	944,872	9,477,067	688,675	-	69,656
MML Income & Growth Fund, Initial Class	-	312,109	-	312,109	2,671,655	-	-	-
MML Inflation-Protected and Income Fund, Initial Class	1,326,606	281,596	681,818	926,384	10,708,995	726,390	-	1,157,129
MML Large Cap Growth Fund, Initial Class	1,064,023	373,765	160,267	1,277,521	12,826,307	24,200	-	137,927
MML Managed Bond Fund, Initial Class	5,580,370	654,375	302,045	5,932,700	77,063,933	2,691,539	1,330,806	210,852
MML Mid Cap Growth Fund, Initial Class	967,953	180,356	83,221	1,065,088	12,866,262	-	-	300,513
MML Mid Cap Value Fund, Initial Class	1,087,098	191,304	93,370	1,185,032	12,051,776	239,253	-	175,014
MML Money Market Fund, Initial Class	50,684	2	-	50,686	50,636	1	1	-
MML PIMCO Total Return Fund, Class II	2,146,099	1,486,671	86,267	3,546,503	35,926,072	41,546	-	5,106
MML Short-Duration Bond Fund, Class II	2,936,140	473,587	575,601	2,834,126	29,049,790	516,281	237,745	161,214
MML Small Cap Growth Equity Fund, Initial Class	414,702	123,486	37,696	500,492	8,033,144	-	324,152	251,514
MML Small Company Value Fund, Class II	446,052	83,519	39,044	490,527	8,260,478	-	105,353	188,768
MML Small/Mid Cap Equity Fund, Initial Class	406,497	79,363	113,558	372,302	2,816,869	29,935	421,564	357,431
Oppenheimer Capital Appreciation Fund, Non-Service Shares*	170,819	561	18,672	152,708	6,070,125	23,666	-	288,452
Oppenheimer Global Securities Fund, Non-Service Shares*	341,306	65,593	43,696	363,203	9,973,552	124,725	-	487,597
Oppenheimer Global Strategic Income Fund, Non-Service Shares*	3,973,416	809,695	577,297	4,205,814	22,627,277	757,525	291,205	714,603
Oppenheimer International Growth Fund, Non-Service Shares*	5,559,845	866,643	689,441	5,737,047	9,867,721	96,484	-	460,198

					$376,137,792	$6,884,524	$2,736,084	$8,831,698

Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,568,488	276,128	356,212	1,488,404	$16,997,579	$6,631	$-	$1,595,494
MML Concentrated Growth Fund, Class I	472,301	17,086	158,019	331,368	2,346,084	16,911	-	311,300
MML Equity Fund, Initial Class	465,793	162,442	112,824	515,411	9,542,240	167,646	-	669,335
MML Equity Income Fund, Initial Class	2,116,781	670,643	777,001	2,010,423	18,495,887	323,622	-	2,689,965
MML Foreign Fund, Initial Class	672,297	350,765	125,231	897,831	7,299,365	129,282	-	224,394
MML Fundamental Value Fund, Class II	900,301	791,391	197,120	1,494,572	16,260,944	-	18,405	47,182
MML Global Fund, Class I	756,595	316,475	143,101	929,969	7,458,349	64,265	-	350,836
MML High Yield Fund, Class II	880,170	268,312	108,887	1,039,595	10,427,140	696,920	-	79,849
MML Income & Growth Fund, Initial Class	-	389,176	-	389,176	3,331,347	-	-	-
MML Inflation-Protected and Income Fund, Initial Class	1,356,296	423,749	673,289	1,106,756	12,794,099	760,543	-	1,021,896
MML Large Cap Growth Fund, Initial Class	765,936	516,267	222,161	1,060,042	10,642,817	17,934	-	189,351
MML Managed Bond Fund, Initial Class	5,944,671	1,302,201	798,542	6,448,330	83,761,803	2,794,876	1,361,847	629,593
MML Mid Cap Growth Fund, Initial Class	552,436	189,287	131,729	609,994	7,368,725	-	-	846,979
MML Mid Cap Value Fund, Initial Class	935,750	314,840	164,259	1,086,331	11,047,991	214,917	-	717,021
MML Money Market Fund, Initial Class	67,158	2	-	67,160	67,095	1	1	-
MML PIMCO Total Return Fund, Class II	2,245,472	2,247,062	292,523	4,200,011	42,546,115	51,237	-	8,974
MML Short-Duration Bond Fund, Class II	2,729,666	802,341	422,467	3,109,540	31,872,781	520,684	216,692	93,221
MML Small Cap Growth Equity Fund, Initial Class	173,810	131,092	62,605	242,297	3,888,989	-	150,955	334,334
MML Small Company Value Fund, Class II	367,303	153,112	76,189	444,226	7,480,760	-	94,224	352,673
MML Small/Mid Cap Equity Fund, Initial Class	331,325	83,812	161,228	253,909	1,921,094	20,687	289,988	416,882

59

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Conservative Allocation Fund (Continued)
Oppenheimer Capital Appreciation Fund, Non-Service Shares*	104,974	2,894	28,748	79,120	$3,145,023	$12,718	$-	$157,526
Oppenheimer Global Securities Fund, Non-Service Shares*	198,983	69,116	52,547	215,552	5,919,048	65,217	-	747,263
Oppenheimer Global Strategic Income Fund, Non-Service Shares*	3,928,258	1,376,005	681,390	4,622,873	24,871,055	727,586	279,696	537,217
Oppenheimer International Growth Fund, Non-Service Shares*	3,550,624	738,157	951,162	3,337,619	5,740,704	56,015	-	745,150

					$345,227,034	$6,647,692	$2,411,808	$12,766,435

Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	12,108,300	419,435	1,240,478	11,287,257	$128,900,473	$51,397	$-	$6,493,398
MML Concentrated Growth Fund, Class I	4,578,616	29,589	557,044	4,051,161	28,682,217	199,723	-	1,216,392
MML Equity Fund, Initial Class	4,223,305	174,693	509,166	3,888,832	71,997,198	1,300,231	-	1,207,453
MML Equity Income Fund, Initial Class	14,053,293	1,133,315	1,729,389	13,457,219	123,806,411	2,167,920	-	2,168,680
MML Foreign Fund, Initial Class	4,285,940	694,032	199,751	4,780,221	38,863,197	756,115	-	418,850
MML Fundamental Value Fund, Class II	5,376,391	1,274,576	162,943	6,488,024	70,589,701	-	83,532	126,065
MML Global Fund, Class I	4,644,460	662,678	313,413	4,993,725	40,049,677	379,615	-	777,624
MML High Yield Fund, Class II	2,124,287	458,560	246,557	2,336,290	23,432,990	1,681,870	-	154,870
MML Income & Growth Fund, Initial Class	-	562,338	-	562,338	4,813,611	-	-	-
MML Inflation-Protected and Income Fund, Initial Class	2,652,102	465,686	1,030,227	2,087,561	24,132,207	1,503,147	-	1,697,021
MML Large Cap Growth Fund, Initial Class	6,025,075	1,286,238	278,169	7,033,144	70,612,768	142,602	-	323,050
MML Managed Bond Fund, Initial Class	9,241,017	1,028,151	1,462,024	8,807,144	114,402,061	4,174,592	2,219,736	1,188,377
MML Mid Cap Growth Fund, Initial Class	5,459,474	547,857	331,676	5,675,655	68,561,913	-	-	491,172
MML Mid Cap Value Fund, Initial Class	6,607,832	822,082	398,951	7,030,963	71,504,894	1,367,552	-	522,475
MML Money Market Fund, Initial Class	158,873	5	-	158,878	158,723	3	2	-
MML PIMCO Total Return Fund, Class II	3,920,769	1,945,827	467,649	5,398,947	54,691,332	65,045	-	77,101
MML Short-Duration Bond Fund, Class II	6,602,842	752,953	1,781,407	5,574,388	57,137,476	1,126,186	535,676	432,219
MML Small Cap Growth Equity Fund, Initial Class	2,168,417	526,904	112,499	2,582,822	41,455,581	-	1,611,937	1,039,279
MML Small Company Value Fund, Class II	3,213,305	113,440	326,951	2,999,794	50,516,525	-	715,066	1,204,757
MML Small/Mid Cap Equity Fund, Initial Class	1,476,068	165,620	751,245	890,443	6,737,160	86,223	1,023,713	2,663,814
MML Strategic Emerging Markets Fund, Class II	-	135,330	-	135,330	1,276,163	8,184	55,757	-
Oppenheimer Capital Appreciation Fund, Non-Service Shares*	954,235	3,220	184,002	773,453	30,744,758	135,888	-	2,328,332
Oppenheimer Global Securities Fund, Non-Service Shares*	1,269,361	215,310	86,553	1,398,118	38,392,324	471,362	-	992,536
Oppenheimer Global Strategic Income Fund, Non-Service Shares*	6,463,298	1,480,316	1,290,469	6,653,145	35,793,920	1,259,633	484,223	1,447,580
Oppenheimer International Growth Fund, Non-Service Shares*	41,402,584	3,405,862	5,723,577	39,084,869	67,225,974	737,594	-	3,815,929

					$1,264,479,254	$17,614,882	$6,729,642	$30,786,974

Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	7,803,107	936,074	855,948	7,883,233	$90,026,523	$36,315	$-	$4,583,198
MML Concentrated Growth Fund, Class I	2,678,387	17,108	410,324	2,285,171	16,179,007	115,476	-	1,166,101
MML Equity Fund, Initial Class	3,103,730	170,088	563,913	2,709,905	50,170,739	916,113	-	1,214,495
MML Equity Income Fund, Initial Class	9,233,282	1,400,572	1,069,063	9,564,791	87,996,079	1,506,714	-	2,437,586
MML Foreign Fund, Initial Class	3,429,826	965,686	117,262	4,278,250	34,782,168	657,696	-	222,543
MML Fundamental Value Fund, Class II	3,499,114	1,877,984	72,374	5,304,724	57,715,395	-	65,388	36,009
MML Global Fund, Class I	2,549,705	1,155,888	117,969	3,587,624	28,772,743	220,205	-	300,037
MML High Yield Fund, Class II	2,160,608	674,461	174,353	2,660,716	26,686,980	1,825,756	-	118,547
MML Income & Growth Fund, Initial Class	-	1,409,629	-	1,409,629	12,066,421	-	-	-

60

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/10	Purchases	Sales	Number of Shares Held as of 12/31/11	Value as of 12/31/11	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Moderate Allocation Fund (Continued)
MML Inflation-Protected and Income Fund, Initial Class	3,023,495	1,336,630	2,456,430	1,903,695	$22,006,712	$1,918,698	$-	$3,496,474
MML Large Cap Growth Fund, Initial Class	3,704,163	1,918,706	114,675	5,508,194	55,302,270	98,018	-	121,007
MML Managed Bond Fund, Initial Class	12,576,096	2,544,437	1,368,522	13,752,011	178,634,344	5,990,456	3,020,664	1,420,562
MML Mid Cap Growth Fund, Initial Class	3,671,071	616,595	381,916	3,905,750	47,181,465	-	-	692,166
MML Mid Cap Value Fund, Initial Class	3,089,803	1,891,232	146,313	4,834,722	49,169,126	765,971	-	184,051
MML Money Market Fund, Initial Class	137,401	4	-	137,405	137,271	2	2	-
MML PIMCO Total Return Fund, Class II	4,929,287	4,928,374	765,854	9,091,807	92,100,010	107,411	-	84,524
MML Short-Duration Bond Fund, Class II	7,314,449	1,686,639	690,981	8,310,107	85,178,598	1,438,527	625,266	179,300
MML Small Cap Growth Equity Fund, Initial Class	1,114,821	598,955	59,300	1,654,476	26,555,160	-	929,706	520,657
MML Small Company Value Fund, Class II	1,899,936	299,988	260,037	1,939,887	32,667,698	-	457,831	841,042
MML Small/Mid Cap Equity Fund, Initial Class	1,156,985	188,566	587,811	757,740	5,733,120	72,233	866,067	1,929,929
MML Strategic Emerging Markets Fund, Class II	-	171,912	-	171,912	1,621,126	9,981	67,998	-
Oppenheimer Capital Appreciation Fund, Non-Service Shares*	552,765	1,854	158,711	395,908	15,737,341	78,259	-	1,744,303
Oppenheimer Global Securities Fund, Non-Service Shares*	981,811	231,005	83,357	1,129,459	31,014,951	364,404	-	885,831
Oppenheimer Global Strategic Income Fund, Non-Service Shares*	8,700,187	3,498,770	1,462,680	10,736,277	57,761,173	1,741,018	669,275	1,574,904
Oppenheimer International Growth Fund, Non-Service Shares*	21,349,832	4,285,679	1,449,517	24,185,994	41,599,910	378,364	-	995,946

					$1,146,796,330	$18,241,617	$6,702,197	$24,749,212

*	Fund advised by OppenheimerFunds, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In April and May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) and Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”), respectively. ASU 2011-03 amends FASB Accounting Standards Codification Topic 860, “Transfers and Servicing,” specifically the criteria required to determine whether a repurchase or other similar agreement or a dollar roll transaction should be accounted for as sales of financial assets or secured borrowings with commitments. ASU 2011-04, which is the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP, amends FASB Accounting Standards Codification Topic 820, “Fair Value Measurement,” primarily expanding existing disclosure requirements for fair value measurements. ASU 2011-03 and ASU 2011-04 are each effective for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the implications of these changes and their impact on the financial statements.

61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Aggressive Allocation Fund, MML Balanced Allocation Fund, MML Conservative Allocation Fund, MML Growth Allocation Fund, MML Moderate Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, and MML American Funds International Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2012

62

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2011; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 69	Chairman Trustee	Since 2010 Since 1999	Retired.	68	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair Age: 63	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	68	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 65	Trustee	Since 2003	Retired.	68	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

F. William Marshall, Jr. Age: 69	Trustee	Since 1996	Retired; Consultant (1999-2009).	104***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Susan B. Sweeney Age: 59	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	68	Trustee (since 2009), MassMutual Select Funds (open-end investment company).

63

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 66	Trustee Vice Chairman	Since 2003 (2005-2007)	Retired.	70^^	Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (formerly known as MassMutual Corporate Investors) (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (formerly known as MassMutual Participation Investors) (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MassMutual Select Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 56	Trustee	Since 2008	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual.	100	Trustee (since 2008), MassMutual Select Funds (open-end investment company); Vice Chairperson and Trustee (since 2011), MassMutual Premier Funds (open-end investment company); Vice Chairperson and Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

64

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 49	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	42

Michael C. Eldredge Age: 47	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	100

Andrew M. Goldberg Age: 45	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	100

Nicholas H. Palmerino Age: 46	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	100

Philip S. Wellman Age: 47	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	100

Eric H. Wietsma Age: 45	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	100

65

Trustees and Officers (Unaudited) (Continued)

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board — Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

66

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2011, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Aggressive Allocation Fund	45.01%
Balanced Allocation Fund	24.20%
Conservative Allocation Fund	6.55%
Growth Allocation Fund	42.56%
Moderate Allocation Fund	28.70%
American Funds Core Allocation Fund	60.90%
American Funds Growth Fund	100.00%

67

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2011, the Board of Trustees (the “Trustees”), including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust or MassMutual (the “Independent Trustees”), approved amended and restated investment management agreements with MassMutual for each of the Funds (“Amended and Restated Investment Management Agreements”), subject to approval by the shareholders of the Funds. In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Amended and Restated Investment Management Agreements (the “Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Amended and Restated Investment Management Agreements, the Trustees considered the Materials and information discussed with representatives of MassMutual at the meeting, as well as the fact that many of the provisions in the Amended and Restated Investment Management Agreements are intended to conform to comparable provisions contained in the form of investment management agreement MassMutual expects to propose for all new mutual funds to be advised by it. The Trustees noted that since their most recent approval of the Funds’ current investment management agreements, there had been no material adverse change relating to MassMutual and the nature or quality of services provided by MassMutual to the Funds. The Trustees also noted that the Amended and Restated Investment Management Agreements clarified the nature of MassMutual’s obligations to the Funds, particularly in cases where a sub-administrator has been appointed, and the standard of care applicable to MassMutual’s performance of its obligations to the Funds. The Trustees further considered that no change was being proposed to the advisory fee paid by each Fund to MassMutual, and that MassMutual does not anticipate that the Funds’ expenses will change or increase, as applicable, in any material amount as a result of this proposed change.

In reviewing the contracts, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

Prior to the votes being taken to approve the Amended and Restated Investment Management Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Amended and Restated Investment Management Agreements, including the anticipated level of MassMutual’s oversight of the Funds; and (ii) the terms of the Amended and Restated Investment Management Agreements are fair and reasonable with respect to each Fund and are in the best interest of each Fund’s shareholders. The Trustees also determined that, in light of the nature of the proposed changes, it was not necessary to evaluate the Funds’ investment performance and whether the Funds’ fees reflected future expected economies of scale. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended and Restated Investment Management Agreements.

The Amended and Restated Investment Management Agreements became effective on December 15, 2011.

68

Other Information (Unaudited) (Continued)

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on December 15, 2011. Notice of the meeting, and a Proxy Statement, were distributed on or about November 4, 2011 to shareholders of record as of September 30, 2011. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:	To elect Richard H. Ayers, Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., C. Ann Merrifield, Susan B. Sweeney, and Elaine A. Sarsynski as Trustees for an indefinite term of office.*

This matter was approved by the Trust’s shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Richard H. Ayers	765,495,692.880	733,539,199.436	94.864	31,956,493.444	4.133
Allan W. Blair	765,495,692.880	735,085,087.870	95.064	30,410,605.010	3.933
Nabil N. El-Hage	765,495,692.880	732,560,039.951	94.737	32,935,652.929	4.260
Maria D. Furman	765,495,692.880	735,207,544.500	95.080	30,288,148.380	3.917
R. Alan Hunter, Jr.	765,495,692.880	734,349,593.714	94.969	31,146,099.166	4.028
Robert E. Joyal	765,495,692.880	734,203,180.707	94.950	31,292,512.173	4.047
F. William Marshall, Jr.	765,495,692.880	733,163,357.565	94.815	32,332,335.315	4.182
C. Ann Merrifield	765,495,692.880	735,368,777.111	95.100	30,126,915.769	3.897
Susan B. Sweeney	765,495,692.880	735,078,542.652	95.063	30,417,150.228	3.934
Elaine A. Sarsynski	765,495,692.880	735,169,290.791	95.075	30,326,402.089	3.922

*	Denotes Trust-wide proposal and voting results.

Proposal 2:	To approve an Amended and Restated Agreement and Declaration of Trust.

This matter was approved by shareholders of each series of the Trust. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
American Funds Growth Fund	4,777,578.788	4,398,565.075	92.067	171,700.410	3.594	207,313.303	4.339
American Funds International Fund	3,627,749.084	3,335,814.042	91.953	153,395.610	4.228	138,539.432	3.819
American Funds Core Allocation Fund	34,326,092.638	30,620,460.982	89.205	645,334.954	1.880	3,060,296.702	8.915
Conservative Allocation Fund	32,675,787.199	29,353,521.844	89.815	1,107,729.686	3.390	2,214,535.669	6.775
Balanced Allocation Fund	36,783,365.575	31,243,845.487	84.909	2,246,358.499	6.105	3,293,161.589	8.950
Moderate Allocation Fund	110,794,227.293	95,916,431.724	86.572	7,611,725.899	6.870	7,266,069.670	6.558
Growth Allocation Fund	134,140,849.947	121,618,787.335	90.665	6,618,023.630	4.934	5,904,038.982	4.401
Aggressive Allocation Fund	7,586,305.024	5,296,449.078	69.658	1,048,840.992	13.794	1,241,014.954	16.322

Proposal 3:	To approve an amended and restated investment management agreement.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
American Funds Growth Fund	4,777,578.788	4,515,310.215	94.510	56,085.311	1.174	206,183.262	4.316
American Funds International Fund	3,627,749.084	3,426,679.622	94.457	52,424.698	1.446	148,644.764	4.097
American Funds Core Allocation Fund	34,326,092.638	30,592,979.480	89.125	625,968.118	1.823	3,107,145.040	9.052

69

Other Information (Unaudited) (Continued)

Proposal 4:	To approve an amended and restated investment management agreement under which MassMutual provides both investment management and administrative services.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Conservative Allocation Fund	32,675,787.199	29,242,509.212	89.475	1,200,080.927	3.672	2,233,197.060	6.833
Balanced Allocation Fund	36,783,365.575	31,060,240.017	84.410	2,271,966.794	6.175	3,451,158.764	9.379
Moderate Allocation Fund	110,794,227.293	96,258,543.012	86.880	6,738,896.244	6.083	7,796,788.037	7.037
Growth Allocation Fund	134,140,849.947	121,109,688.486	90.285	5,698,541.952	4.249	7,332,619.509	5.466
Aggressive Allocation Fund	7,586,305.024	5,296,449.078	69.658	1,048,840.992	13.794	1,241,014.954	16.322

Proposal 9.E:	To approve an amendment to certain Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
American Funds Growth Fund	4,777,578.788	4,358,692.811	91.232	200,609.312	4.199	218,276.665	4.569
American Funds International Fund	3,627,749.084	3,319,861.109	91.513	104,105.920	2.870	203,782.055	5.617
American Funds Core Allocation Fund	34,326,092.638	30,138,888.257	87.802	1,296,888.848	3.778	2,890,315.533	8.420
Conservative Allocation Fund	32,675,787.199	29,217,864.054	89.400	1,042,124.187	3.189	2,415,798.958	7.391
Balanced Allocation Fund	36,783,365.575	31,849,180.468	86.554	2,754,142.374	7.485	2,180,042.733	5.925
Moderate Allocation Fund	110,794,227.293	94,437,573.740	85.237	7,667,189.408	6.920	8,689,464.145	7.843
Growth Allocation Fund	134,140,849.947	120,138,514.772	89.561	7,643,794.448	5.699	6,358,540.727	4.740
Aggressive Allocation Fund	7,586,305.024	4,555,693.464	59.916	1,795,461.824	23.613	1,235,149.736	16.245

Proposal 9.G:	To approve an amendment of certain Funds’ fundamental investment restriction with respect to concentrating investments in an industry.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
American Funds Growth Fund	4,777,578.788	4,360,034.282	91.260	209,516.228	4.386	208,028.278	4.354
American Funds International Fund	3,627,749.084	3,317,797.187	91.456	106,169.842	2.927	203,782.055	5.617
American Funds Core Allocation Fund	34,326,092.638	29,936,289.077	87.211	1,342,638.872	3.912	3,047,164.689	8.877
Conservative Allocation Fund	32,675,787.199	28,985,315.940	88.688	1,324,189.036	4.052	2,366,282.223	7.240
Balanced Allocation Fund	36,783,365.575	31,941,026.137	86.804	2,662,296.705	7.235	2,180,042.733	5.925
Moderate Allocation Fund	110,794,227.293	94,551,473.046	85.340	7,684,572.253	6.936	8,558,181.994	7.724
Growth Allocation Fund	134,140,849.947	119,724,283.687	89.253	8,054,330.920	6.004	6,362.235.340	4.743
Aggressive Allocation Fund	7,586,305.024	4,555,693.464	59.916	1,795,461.824	23.613	1,235,149.736	16.245

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Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2011

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2011:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2011.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Aggressive Allocation Fund
Initial Class	$1,000	0.21%	$929.10	$1.02	$1,024.10	$1.07
Service Class	1,000	0.46%	928.10	2.24	1,022.90	2.35
Balanced Allocation Fund
Initial Class	1,000	0.13%	972.20	0.65	1,024.60	0.66
Service Class	1,000	0.38%	971.10	1.89	1,023.30	1.94
Conservative Allocation Fund
Initial Class	1,000	0.13%	983.90	0.65	1,024.60	0.66
Service Class	1,000	0.38%	982.70	1.90	1,023.30	1.94
Growth Allocation Fund
Initial Class	1,000	0.12%	946.40	0.59	1,024.60	0.61
Service Class	1,000	0.37%	945.00	1.81	1,023.30	1.89

71

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Moderate Allocation Fund
Initial Class	$1,000	0.12%	$962.60	$0.59	$1,024.60	$0.61
Service Class	1,000	0.37%	961.70	1.83	1,023.30	1.89
American Funds Core Allocation Fund
Service Class I	1,000	0.75%	965.30	3.72	1,021.40	3.82
American Funds Growth Fund
Service Class I**	1,000	1.04%	901.10	4.98	1,020.00	5.30
American Funds International Fund
Service Class I**	1,000	1.23%	822.60	5.65	1,019.00	6.26

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

72

Distributor

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

© 2012 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540b    112 CRN201303-156807

MML Series Investment Fund
Annual Report

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2011

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.”

December 31, 2011

Retirement investors face ongoing market volatility

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2011. The year posed ongoing challenges for many investors, with periods of high volatility driven by ongoing fiscal instability and geopolitical unrest in certain regions characterizing much of the period.

In MassMutual’s view, the uncertain market environment we witnessed in 2011 underscores the importance of maintaining a long-term investment plan designed to suit your investment time horizon and tolerance for risk and monitoring. We also believe in the value of making changes to your plan when appropriate, but not in response to short-term changes in the markets or the economic climate.

Suggestions for retirement investors under any market conditions

Be in it for the long term

History has shown that while markets tend to react negatively to unexpected shocks or unfavorable news, they also have the potential to regain value quickly. Remember, just like any other asset, if you’re holding an investment that has fallen in price, you don’t realize a loss until you sell it. In fact, during market lows, you can often buy quality investments at more reasonable prices than when markets are rallying.

Continue to invest

Sophisticated investors and financial professionals know that individuals who can weather down periods in the market may be rewarded if they continue to invest when shares are trading at lower prices, especially relative to investors who do not continue to invest during down markets.*

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are asset classes that typically behave differently depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can help themselves take advantage of different opportunities in the market and reduce their risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Keep it in the proper perspective

We believe doing business with MassMutual is the sign of a good decision. MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund – President’s Letter to Shareholders (Continued)

This could be an ideal time to contact your financial professional to help you evaluate and fine-tune your retirement-planning strategy, taking into consideration your investment time frame and risk tolerance. Your financial professional can also help you ensure you’re on track to reach your retirement income goals.

Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Review

December 31, 2011

Financial markets produce mixed results amid continued volatility; bright spots emerge

Stocks and bonds in the United States produced mixed results for 2011. One-year performance numbers masked a great deal of volatility throughout the period, as political and economic problems worldwide kept investors on edge for much of the year. Foreign equity markets trailed their U.S. counterparts, with ongoing problems on the world stage driving international stocks into negative territory for the year.

Certain economic indicators continued to concern economists during the period, but the U.S. economic outlook appeared to improve somewhat. Unemployment remained stubbornly high, although there were some bright spots in certain data releases. The housing market mainly continued to struggle but gained some ground later in the year. Home prices throughout the country generally continued their decline and ran in lockstep with reduced volume in contract signings, but some positive signals drove optimism in parts of the country, particularly the South and West, and provided some encouragement to sellers in the otherwise challenging real estate environment. In 2011, the price of oil started at approximately $90 per barrel, rose steadily and peaked in April at more than $116, and finished the year at about $103.

The Federal Reserve (the “Fed”) kept interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25%, in an ongoing attempt to stimulate the economy. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) The Fed reaffirmed its intention to keep the federal funds rate exceptionally low for an “extended period” repeatedly in 2011, pledging to keep short-term rates low at least until mid-2013. Fed efforts to stimulate the economy included a second round of quantitative easing via targeted bond purchases (known as QE2), which had begun in November 2010 and ended along with the second quarter in June 2011. Additionally, in October 2011, the Fed implemented “Operation Twist,” which further aims to boost economic growth by causing long-term interest rates to decline. The plan involves shifting some of the central bank’s holdings from shorter-maturity Treasuries to those with longer maturities.

The United States government’s long-term fiscal situation garnered increasingly frequent headlines focused on the budget and the ongoing debate over where to cut federal spending. Partisan Congressional wrangling over the debt ceiling increase in the summer of 2011 contributed to an already volatile market environment, and an overall lack of progress on economic matters by U.S. legislators left investors with little confidence that the current Congress will reach an agreement about any significant legislation likely to benefit the U.S. economy.

Market performance

In this environment of market volatility, bonds and equities turned in mixed performances for the year ended December 31, 2011, with bonds generally outperforming stocks. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 5.53%. The S&P 500® Index (the “S&P 500”), which measures the progress of large-capitalization stocks in the U.S., returned a more modest 2.11%. On the negative side, the small-capitalization Russell 2000® Index dropped 4.18%, while technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) declined 1.80%. Worldwide equity markets saw even steeper losses, as the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, dropped 12.14%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, fell 18.42%.

Fixed-income benchmarks substantially outperformed most equity counterparts during the year. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 7.84%. Treasury bills gained just 0.08%, as measured by the Citigroup 3-Month Treasury Bill Index. In addition, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 1.56%. The standout in the fixed-income arena was the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), a measure of the broad performance of U.S. Treasury inflation-indexed bonds, which advanced 13.56% for the year.*

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MML Series Investment Fund – Economic and Market Review (Continued)

First quarter of 2011 presents mixed financial news

Despite considerable volatility later in the first quarter of 2011, stock prices advanced in the midst of conflicts in the Middle East and the catastrophic one-two-three punch of an earthquake, tsunami, and nuclear accident in Japan. Share prices received some support from the Fed’s second round of quantitative easing, and from further improvements in some U.S. economic data, which indicated continued modest growth and a reduction in unemployment.

Reports released during the first quarter of 2011 indicated that the U.S. economy had grown 3.1% during the fourth quarter of 2010. There was also some progress on the jobs front, with unemployment falling from 9.4% in December 2010 to 8.9% in February 2011, the last month for which data became available during the quarter. That said, unemployment continued to remain stubbornly high. Finally, numerous data releases showed that the housing market continued to be depressed.

Bonds outperform stocks in the second quarter as challenges continue

In the second quarter of 2011, bonds outperformed their equity counterparts in the U.S., as stock investors exhibited fresh concerns over the sustainability of the U.S. economic recovery and a possible resolution of Greece’s fiscal woes. In the bond market, Treasury yields declined (and prices rallied) as investors grew more pessimistic about the prospects for U.S. economic growth. The yield of the bellwether 10-year Treasury note fell, reflecting investors’ preference for the safety of U.S. Treasuries over riskier investments in the more challenging market environment. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Second-quarter report releases indicated that the U.S. economy had grown at a 1.9% annual pace in the first quarter of 2011, which was slightly better than early forecasts, but weaker than the previous quarter. The economy typically expands by more than 3% annually during an economic recovery, the pace that economists consider necessary to bring down unemployment. Unfortunately, the unemployment figures for May, released early in June, showed a bump up to 9.1% from 9.0%, while non-farm payrolls increased by just 54,000, compared with 232,000 during April.

Third quarter: Bonds again outpace stocks; Fed announces new initiative

The U.S. stock market had a challenging third quarter, with most widely followed market indexes suffering double-digit losses. Worsening economic news in the U.S. and abroad, a downgrade of the U.S. sovereign credit rating, and Greece’s seemingly inexorable slide toward a default on its loans were key factors undermining investor sentiment. On August 1, Congress agreed to raise the U.S. debt ceiling and approved some deficit-reduction measures – narrowly missing an August 2 deadline that would have forced the nation into default. Shortly thereafter, citing Congress’s “political brinksmanship,” Standard & Poor’s lowered its credit rating for the United States from AAA to AA+, which triggered a wave of stock selloffs in the U.S. Another factor hampering stocks was a large downward revision in first-quarter economic growth in the U.S., as measured by gross domestic product (“GDP”), from 1.9% to 0.4%. The Fed announced that the $400 billion Operation Twist would begin in October. Unemployment for August 2011 remained at 9.1%, unchanged from the previous month, marking the fifth consecutive month with the U.S. jobless rate at a level of 9% or higher. Finally, corporate earnings remained strong, and economic growth strengthened in the third quarter, with GDP growth improving to a 2.5% annualized increase, following an anemic 1.3% in the second quarter.

Fourth quarter: Stocks advance strongly; unemployment data stabilizes

U.S. stocks strongly rebounded in the fourth quarter of 2011, with virtually all gains coming in October. One major factor aiding the rally was the prospect of further progress by European leaders toward solving that region’s sovereign debt crisis. In the bond market, Treasury yields spiked higher in October, but settled down to close the quarter little changed. Against the backdrop of renewed tolerance for risk, high-yield bonds were the fourth quarter’s big winners in the fixed-income market.

In contrast with Europe, the economic outlook for the United States appeared to be modestly improving. The federal government’s final estimate of economic growth for the third quarter, which was released in December, came in at 1.8% – down a bit from the previous 2.0% figure, although early indications for the fourth quarter pointed to a pace of roughly 3%. Moreover, an early December report indicated that the U.S. unemployment rate dropped to 8.6% in November from 9.0% in October, although the primary driver of that decline was a reduction in the number of unemployed individuals seeking work. Good news also came

4

MML Series Investment Fund – Economic and Market Review (Continued)

from the number of first-time filers for unemployment insurance, which dropped to 364,000 for the week ending December 17, the lowest level of initial claims since April 2008.

While there remains quite a bit of progress to be made, there are some clear reasons for optimism on the horizon. For example, the Conference Board’s Consumer Confidence Index posted another strong gain in December, rising 9.5 points to 64.5 and building on November’s substantial 14.3-point increase. Receding fears of a new recession prompted the turnaround in this indicator, which had declined sharply from July through October. In addition, near year-end, there also were promising reports on retail sales, housing starts, and building permits.

Investors will continue to look for improving conditions in the U.S. economy; however, developments in the European debt situation and geopolitical shifts throughout the rest of the world will also play an important and ongoing role in the fortunes of the global financial markets in 2012.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MML Asset Allocation Fund – Portfolio Manager Report

What is the investment approach of MML Asset Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks to provide high total return consistent with preservation of capital over the long-term by investing its assets in both equity and fixed income securities. The Fund’s subadviser has full discretion to determine the asset allocation between equity and fixed income securities and may allocate up to 80% of the Fund’s assets to equities and up to 60% to fixed income. In selecting investments for the Fund, the subadviser generally gives greater consideration to potential appreciation and future dividends than to current income. The Fund’s subadviser is Capital Guardian Trust Company (Capital Guardian).

Shareholders of MML Asset Allocation Fund have approved a plan of liquidation for the MML Series Investment Fund with respect to the Fund, pursuant to which the Fund will be liquidated on or about April 27, 2012, and the liquidation proceeds of the Fund will be distributed to the appropriate MassMutual or C.M. Life Insurance Company separate accounts invested in the Fund.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned 1.68% – underperforming the 2.11% return of the S&P 500® Index (the “stock benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies – and the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index (the “bond benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index. Conversely, the Fund outpaced the 0.71% return of the Lipper Balanced Fund Index (the “balanced benchmark”), an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s positive performance during the year was driven, in part, by its allocation to fixed-income securities, as well as its cash position. Within equities, the emphasis on oil services and equipment companies within the energy sector weighed on results, with shares of Fund holdings Weatherford International, Halliburton, and Schlumberger declining. The Fund’s investment in Canadian natural gas producer Encana also dragged on returns when North American gas prices sank. Several holdings in the information technology sector also detracted, including Juniper Networks, Nintendo, and Broadcom.

Having fewer investments in consumer staples hurt the Fund’s full-year results, as this sector was one of the best-performing market segments over the year. Fund holding cosmetics marketer Avon Products was a significant detractor. Early in the year the Fund increased its position in the company because of its exposure to emerging markets growth, but subsequently trimmed it later in the year when the company’s quarterly releases revealed operational issues and declining sales in key markets.

Fund holding pharmaceutical firm Pharmasset Inc.’s share price increased nearly five-fold over 2011, and the stock was the largest individual contributor to Fund returns. Pharmasset, which is developing potentially significant treatments for hepatitis C, agreed to be purchased by Gilead Sciences for $11 billion in November. Also in health care, Fund investments in Shire, Cerner, and Allergan supported results within the sector. The Fund’s limited exposure to financials also continued to drive performance, as this sector continued to be pressured by the European debt crisis, litigation, and a stricter regulatory environment. The Fund’s stocks within the financials sector were a negative factor, including investment bank Goldman Sachs and broker Charles Schwab.

In the fixed-income portion of the Fund, issuer and bond selection were positive contributors, while duration and yield curve positioning were negative factors. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.)

6

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

The Fund’s underweight position in Treasuries weighed on returns, relative to the bond benchmark, as the sector outpaced corporate bonds and mortgage-backed securities in what was a risk-averse market environment for most of the year. Nevertheless, within the corporate bond sector, the Fund’s underweight exposure in financials and greater emphasis on utilities supported relative returns. Finally, the Fund’s investments in REITs (real estate investment trusts) contributed to absolute returns.

Subadviser outlook

As 2012 began, the Fund had an underweight position in equities relative to the balanced benchmark. Within equities, the Fund has significant investments in economically sensitive stocks, based on Fund management’s belief that many energy and materials companies are well positioned to benefit from long-term secular demand for these commodities from fast-growing developing economies. In the consumer discretionary sector, the Fund is also invested in select media companies and specialty retailers. Mobile computing and the Internet also remain important themes reflected in the Fund’s information technology holdings.

In the fixed-income allocation, the Fund continues to have an overweight exposure in corporate bonds relative to the balanced benchmark. Our view is that robust balance sheets and institutional investor demand for corporate bonds are likely to provide a strong foundation for the sector. The Fund has also invested in emerging markets bonds on management’s view that the faster growth of developing economies will provide a favorable environment for bonds and currencies over the long term.

MML Asset Allocation Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

U.S. Treasury Note 0.875% 11/30/16	4.5%
Government National Mortgage Association TBA Pool #9945 4.500% 8/01/39	4.3%
Google, Inc. Class A	2.1%
Federal National Mortgage Association 2.750% 3/13/14	1.8%
Federal National Mortgage Association Pool #AC0479 6.000% 9/01/39	1.7%
Federal National Mortgage Association Pool #AH7009 4.500% 3/01/41	1.6%
Comcast Corp. Class A	1.6%
Halliburton Co.	1.4%
Schlumberger Ltd.	1.4%
Pharmasset, Inc.	1.4%

21.8%

MML Asset Allocation Fund Asset Allocation (% of Net Assets) on 12/31/11 (Unaudited)

Equities	59.4%
Bonds & Notes	35.1%

Total Long-Term Investments	94.5%
Short-Term Investments and Other Assets and Liabilities	5.5%

Net Assets	100.0%

7

MML Asset Allocation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Asset Allocation Fund Initial Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 5/1/06 - 12/31/11
Initial Class	1.68%	-1.14%	-0.19%
S&P 500 Index*	2.11%	-0.25%	1.41%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	6.66%
Lipper Balanced Fund Index	0.71%	1.80%	2.79%

Hypothetical Investments in MML Asset Allocation Fund Service Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	1.49%	0.65%
S&P 500 Index*	2.11%	1.66%+
Barclays Capital U.S. Aggregate Bond Index	7.84%	7.07%+
Lipper Balanced Fund Index	0.71%	3.05%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

8

MML Concentrated Growth Fund – Portfolio Manager Report

What is the investment approach of MML Concentrated Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in common stocks of companies that the Fund’s subadviser believes offer above-average growth potential and trade at a significant discount to the subadviser’s assessment of their intrinsic value. Any income realized will be incidental to the Fund’s objective. The Fund’s subadviser is Legg Mason Capital Management, LLC (Legg Mason).

Shareholders of MML Concentrated Growth Fund have approved a plan of liquidation for the MML Series Investment Fund with respect to the Fund, pursuant to which the Fund will be liquidated on or about April 27, 2012, and the liquidation proceeds of the Fund will be distributed to the appropriate MassMutual or C.M. Life Insurance Company separate accounts invested in the Fund.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class I shares returned -0.74%, trailing the 2.64% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

On a sector allocation basis, energy was the largest detractor from sector allocation effects. The Fund’s underweight position, relative to the benchmark, in the materials and processing sector was beneficial to performance, as that sector underperformed the benchmark for the year.

On a stock-specific basis, the greatest single detractor from performance was the Fund’s position in drilling contractor Nabors. Highly leveraged to the commodity cycle, which began a sharp correction in July on concerns about global growth, particularly in emerging markets, the price of Nabors took the hardest hit, along with its peers in the first two weeks in August, falling over 10% in two separate sessions. Despite its difficulties, the company also announced third-quarter earnings and revenues that beat analyst estimates in the face of a severe commodities correction. The stock rebounded beginning in October, however, as oil futures rose to more than $100 per barrel as the year wound down.

Conversely, the top contributor to performance was the Fund’s position in large-cap biopharmaceutical developer Celgene. Celgene was the top contributor due to positive developments surrounding refractory myeloma drug Revlimid. Celgene gained momentum in the third quarter after European Union regulators reviewed Revlimid’s clinical data and found that the drug’s benefits outweigh its risks. The announcement greatly increases the probability of approval for Revlimid, which helped Celgene significantly outperform other health care names as well as the benchmark. Furthermore, Celgene announced a beat-and-raise quarter on consensus-beating revenue and earnings growth across segments.

Subadviser outlook

The tremendous volatility that shaped the market in 2011 had many sources, but none were more persistent or bedeviling than the European fiscal woes. While Europe is far from resolved, we continue to believe that the critical element is not a comprehensive solution that fixes all problems, but rather time. In our view, as long as the European Union, the European Central Bank, the International Monetary Fund, and other central banks buy European banks time to deleverage (i.e., reduce debt) and hedge exposures, the odds of a disastrous event occurring diminish.

2011 rewarded lower-risk portfolios, as investors sought income through bonds of all forms and “bond-like” equities (such as dividend-paying stocks). We foresee a significant behavioral shift towards investments with a higher risk profile in 2012. Stocks rebounded in the fourth quarter of 2011, and we expect investor confidence to continue into 2012 as U.S. gross domestic product (GDP) growth persists, the unemployment rate declines, and corporations begin to utilize their cash-rich balance sheets to

9

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

generate growth through both capital expenditures spending and acquisitions. We also believe investors will be rewarded as the global economic picture becomes clearer and macro-economic drags on the market subside. U.S. equities, in our view, are well positioned to capture the upside presented by current conditions, as valuations remain historically low and are currently discounting little to no growth.

MML Concentrated Growth Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Apple, Inc.	5.1%
Adobe Systems, Inc.	4.6%
BlackRock, Inc.	4.5%
EMC Corp.	4.0%
F5 Networks, Inc.	3.8%
Abbott Laboratories	3.8%
Celgene Corp.	3.7%
Lowe’s Cos., Inc.	3.7%
eBay, Inc.	3.7%
Medtronic, Inc.	3.6%

40.5%

MML Concentrated Growth Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	33.1%
Technology	21.0%
Communications	19.4%
Energy	7.7%
Consumer, Cyclical	7.5%
Financial	6.4%
Basic Materials	2.4%
Industrial	2.0%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

10

MML Concentrated Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Concentrated Growth Fund Class I, Class II, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 5/1/06 - 12/31/11
Class I	-0.74%	-5.70%	-4.68%
Class II	-0.77%	-5.61%	-4.59%
Russell 1000 Growth Index	2.64%	2.50%	3.25%

Hypothetical Investments in MML Concentrated Growth Fund Service Class I and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class I	-1.01%	-5.99%
Russell 1000 Growth Index	2.64%	3.52%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Equity Income Fund – Portfolio Manager Report

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in the common stocks of established companies. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Fund’s subadviser currently considers well-established companies to mean companies that it considers to be seasoned companies with relatively long operating histories. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned -0.79%, trailing the 2.11% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also underperformed the 0.39% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The information technology sector detracted from the Fund’s relative performance, primarily due to stock selection, in 2011. Fund holding Computer Sciences lowered its outlook due to concerns about the company’s near-term growth opportunities. Fund holding Cisco Systems, a network provider, declined early in the year after the company provided a cautious outlook for 2011, driven by weakness in the company’s public sector, cable, and European operations. The health care sector was also a relative detractor, due to the Fund’s underweight position, relative to the benchmark, in this strongly performing market segment. During the year, as market volatility persisted, investors moved away from risky assets toward more defensive sector positions.

The industrials and business services sectors also detracted from the Fund’s relative results due to stock selection. Fund holding Avery Dennison saw lower-than-expected volumes in its core labels and apparel businesses, as the company raised prices in response to increased raw materials costs. Fund holding Harris, a leading provider of tactical radios used for secured communication, declined on the unexpected announcement that the company’s CEO was retiring.

At the other end of the spectrum, the financials sector was the largest contributor to the Fund’s relative performance – due to favorable stock selection and the Fund’s underweight position in the sector, which proved to be the weakest in the benchmark. Investors remained concerned about financials due to uncertainty over the economic recovery, Standard & Poor’s downgrade of its U.S. debt rating, and the European sovereign debt crisis. The Fund’s overweight position in American Express drove relative results in the sector. American Express continued to grow its merchant revenues and return capital to shareholders through dividends and share buybacks. Fund holding insurance broker Marsh & McLennan continued to report strong organic growth despite the difficult economic environment.

Stock selection in the utilities sector also provided a boost to relative performance, as Fund holding NiSource, a regulated electrical and natural gas utility company, reported strong third-quarter earnings driven by its gas transmission and storage segment.

Subadviser outlook

While the level of uncertainty remains high, we remain cautiously optimistic. We do not believe the U.S. economy is heading for another recession. Instead, a “growth recession” with low economic growth and high unemployment appears likely. In our view, the increased volatility in the equity market reflects investor concerns about issues such as the European sovereign debt crisis and the U.S. budget deficit. We continue to see reasonable odds for a good outcome in Europe and the U.S., although we recognize that the failure of the U.S. “Super Committee” and the lack of progress in Europe have damaged already shaky investor confidence.

12

MML Equity Income Fund – Portfolio Manager Report (Continued)

Despite these concerns, we believe investors are pursuing an irrational quest for safety that has created opportunities for long-term equity investors, as high-quality companies with cyclical exposure and attractive dividend yields have traded down to attractive levels. We believe the corporate sector is well positioned to persevere through difficult times, as companies have large amounts of cash on their balance sheets and have continued to post strong earnings despite modest top-line growth.

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Chevron Corp.	3.0%
General Electric Co.	2.6%
Exxon Mobil Corp.	2.4%
JP Morgan Chase & Co.	2.3%
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	2.0%
American Express Co.	1.9%
AT&T, Inc.	1.9%
Wells Fargo & Co.	1.7%
U.S. Bancorp	1.6%
Time Warner, Inc.	1.5%

20.9%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Financial	17.3%
Consumer, Non-cyclical	14.6%
Energy	13.5%
Industrial	13.3%
Communications	11.9%
Utilities	7.5%
Consumer, Cyclical	7.5%
Basic Materials	6.1%
Technology	4.5%
Mutual Funds	1.1%

Total Long-Term Investments	97.3%
Short-Term Investments and Other Assets and Liabilities	2.7%

Net Assets	100.0%

13

MML Equity Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 5/1/06 - 12/31/11
Initial Class	-0.79%	-1.12%	0.85%
S&P 500 Index*	2.11%	-0.25%	1.41%
Russell 1000 Value Index	0.39%	-2.64%	-0.27%

Hypothetical Investments in MML Equity Income Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-0.97%	0.60%
S&P 500 Index*	2.11%	1.66%+
Russell 1000 Value Index	0.39%	0.02%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML Foreign Fund – Portfolio Manager Report

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, primarily common stocks, and, while there are no set percentage targets, the Fund invests primarily to predominantly in large- to medium-capitalization companies with market capitalization values greater than $2 billion and may invest a portion to a significant amount in smaller companies. The Fund’s subadviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned -9.90%, outpacing the -12.14% return of the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection in Europe, particularly in the U.K. and Germany, was a major contributor to the Fund’s outperformance of the benchmark. Stock selection and an underweight position, relative to the benchmark, in Asia, as well as stock selection and an overweight position in the Middle East/Africa, also helped drive the Fund’s performance.

From a sector perspective, the Fund’s relative performance benefited from stock selection and an underweight position in the materials sector, primarily due to a large underweight position in metals and mining stocks, which declined largely due to a global commodity price correction. Stock selection in the consumer discretionary sector also boosted relative performance – and education, business information, and consumer publishing firm Pearson (UK) was a major contributor. Stock selection in the information technology sector enhanced relative returns, and key contributors were off-benchmark positions in companies that benefited from strong demand for smartphones and tablet PCs, This group included semiconductor, telecommunication, and digital media products manufacturer Samsung Electronics (South Korea) and integrated circuit and semiconductor devices company Taiwan Semiconductor Manufacturing. Other major contributors included holdings in mobile telecommunications provider Vodafone Group (UK), diversified telecommunication services company Telenor (Norway), pharmaceutical manufacturers Sanofi (France) and Merck KGaA (Germany), and oil and gas company Statoil (Norway).

In contrast, overweight positioning in Latin America/Caribbean was a key detractor from relative performance, as Brazilian stocks declined largely due to lower global commodity demand. The Fund’s allocation to Canada also weighed on relative results. Neither Brazil nor Canada is a benchmark component.

An underweight position in the traditionally defensive consumer staples sector, where the Fund had no holdings in the outperforming tobacco and beverages industries, was a major detractor from relative returns. Stock selection in the financials sector offset the benefits of a large underweight stake in that underperforming sector, which was negatively affected by the European sovereign debt and banking crisis – and key detractors included Fund holdings in commercial banks ICICI Bank (India) and KB Financial Group (South Korea) – neither of which is a benchmark component – and UniCredit (Italy); Credit Agricole (France); and Banco Espiritu Santo (Portugal).

During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Subadviser outlook

With its bottom-up, long-term, value approach, the Fund continues to emphasize stocks trading at significant discounts to companies’ longer-term business value based on earnings power, cash flow generation potential, and asset value. We remain

15

MML Foreign Fund – Portfolio Manager Report (Continued)

favorable toward the Fund’s holdings in Europe, which we see as the world’s cheapest major equity region – and home to fundamentally strong corporate entities with globally diversified revenues. We also remain positive toward the health care sector in general, given what we believe are strengthening corporate fundamentals, significant restructuring potential, and advantageous global demographics.

We believe investors who take advantage of the opportunities available in the current market environment due to undervaluation of critical fundamentals will be well served over the long term. From our perspective, investors seeking safety may miss potential opportunities for investment in solid companies at bargain prices.

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Samsung Electronics Co., Ltd.	3.0%
Royal Dutch Shell PLC Class B	2.3%
Vodafone Group PLC Sponsored ADR (United Kingdom)	2.2%
Sanofi	2.1%
Telenor ASA	2.1%
Roche Holding AG	1.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.8%
StatoilHydro ASA	1.7%
GlaxoSmithKline PLC	1.7%
Total SA	1.7%

20.4%

MML Foreign Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Communications	17.7%
Financial	15.8%
Consumer, Non-cyclical	15.0%
Energy	12.3%
Technology	8.9%
Consumer, Cyclical	8.5%
Industrial	8.2%
Basic Materials	5.5%
Utilities	2.7%
Diversified	0.6%

Total Long-Term Investments	95.2%
Short-Term Investments and Other Assets and Liabilities	4.8%

Net Assets	100.0%

MML Foreign Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United Kingdom	19.5%
Germany	10.3%
Switzerland	9.1%
France	8.7%
Japan	6.3%
Netherlands	5.7%
Republic of Korea	4.5%
Hong Kong	4.3%
Singapore	3.8%
Norway	3.8%
Brazil	3.1%
Taiwan	2.9%
Spain	2.6%
Italy	2.3%
China	1.5%
Sweden	1.3%
Canada	1.2%
Ireland	1.1%
South Africa	1.0%
India	0.7%
Austria	0.6%
Russia	0.5%
Israel	0.4%

Total Long-Term Investments	95.2%
Short-Term Investments and Other Assets and Liabilities	4.8%

Net Assets	100.0%

16

MML Foreign Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund Initial Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 5/1/06 - 12/31/11
Initial Class	-9.90%	-4.00%	-1.70%
MSCI EAFE Index	-12.14%	-4.72%	-2.52%

Hypothetical Investments in MML Foreign Fund Service Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-10.13%	-4.34%
MSCI EAFE Index	-12.14%	-4.62%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML Global Fund – Portfolio Manager Report

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. Equity securities may include common stocks, depositary receipts, preferred stocks, securities convertible into common or preferred stock, rights and warrants. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class I shares returned -4.24%, outpacing the -5.54% return of the Morgan Stanley Capital International (MSCI®) World IndexSM (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection in the basic materials sector and a combination of stock selection and an underweight position, relative to the benchmark, in the autos and housing sector were primary contributors to the Fund’s relative performance for 2011. No individual securities within either of these sectors were among the Fund’s top relative contributors for the year.

The Fund’s overweight position in the consumer staples sector was an additional positive factor for the Fund’s full-year relative returns. Overweight positions in alcoholic drink producer Diageo (United Kingdom), diversified consumer products company Colgate-Palmolive, and food company J.M. Smucker (both U.S.-based companies) aided relative results, as all three stocks outperformed the benchmark over the year.

Top relative contributors in other sectors included Fund holdings global payment technologies company Visa (U.S.), railroad company Canadian National Railway (Canada), pharmaceutical company Merck KGaA (Germany), global consulting and outsourcing company Accenture (Ireland), and athletic shoes and apparel manufacturer Nike (U.S.). The Fund’s avoidance of poor-performing U.S.-based financial services firms Bank of America and Citigroup also benefited relative performance.

Stock selection in the health care sector and an underweight position in the utilities and communications sector held back relative performance. No individual securities within either of these sectors were among the Fund’s top detractors for the reporting period.

Stocks in other sectors that hurt relative returns included Fund holdings Austrian financial services company Erste Group Bank, global financial services provider Bank of New York Mellon (U.S.), investment banking firm Goldman Sachs Group (U.S.), electrical distribution equipment manufacturer Schneider Electric (France), financial services firm Banco Santander (Brazil; not a benchmark holding), banking and treasury management firm ICICI Bank (India; not a benchmark holding), and paint and specialty chemicals manufacturer Akzo Nobel (Netherlands). The Fund’s failure to own strong-performing integrated oil and gas company ExxonMobil (U.S.), computer and personal electronics maker Apple (U.S.), and diversified technology products and services company International Business Machines (IBM; U.S.) also weighed on relative results.

During the reporting period, the Fund’s currency exposure was another detractor from relative performance. All of MFS’s investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for this Fund to have different currency exposure than the benchmark.

Subadviser outlook

Political, policy, and macro-economic issues were the primary drivers of overall market performance in the fourth quarter of 2011. Our belief is that markets are likely to stay volatile in 2012, with the European debt crisis as the key global risk factor. Global market performance is likely to be controlled by investors’ assessment of policymaker efforts to solve the euro zone debt crisis. Overall, we expect global growth to be sluggish as we work through an extended period of deleveraging (i.e., debt

18

MML Global Fund – Portfolio Manager Report (Continued)

reduction) in the developed world. We expect U.S. growth to slow somewhat in 2012 as business investment drops. As for Europe, recession seems imminent, as the region battles its sovereign debt crisis, fiscal austerity measures, and an impending credit crunch. The unsustainable debt dynamic in the United States remains ready to return to focus as soon as Europe settles its crisis. U.S. debt is likely to become an even hotter topic as the presidential campaign heats up and draws attention to the political impasse with regard to the U.S. fiscal imbalances. In light of these views, we will aim to position the Fund to face the challenges that lie ahead on the global stage.

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Nestle SA	3.3%
Linde AG	3.2%
The Walt Disney Co.	2.8%
Reckitt Benckiser Group PLC	2.4%
Heineken NV	2.4%
Diageo PLC	2.4%
Honeywell International, Inc.	2.0%
Oracle Corp.	1.9%
Danone SA	1.9%
State Street Corp.	1.9%

24.2%

MML Global Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	28.8%
Industrial	16.4%
Financial	12.2%
Basic Materials	11.9%
Consumer, Cyclical	9.0%
Technology	8.2%
Communications	6.5%
Energy	3.0%
Diversified	1.8%
Utilities	0.2%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

MML Global Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United States	42.9%
United Kingdom	10.9%
France	9.9%
Switzerland	8.8%
Germany	7.2%
Japan	4.5%
Netherlands	3.8%
Ireland	1.8%
Sweden	1.8%
Canada	1.8%
Republic of Korea	1.3%
Netherlands Antilles	0.7%
Denmark	0.5%
Czech Republic	0.5%
Brazil	0.5%
Austria	0.4%
India	0.3%
Spain	0.2%
Bermuda	0.2%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

19

MML Global Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II, and the MSCI World Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 5/1/06 - 12/31/11
Class I	-4.24%	-3.65%	-2.18%
Class II	-4.15%	-3.43%	-1.98%
MSCI World Index	-5.54%	-2.37%	-0.54%

Hypothetical Investments in MML Global Fund Service Class I and the MSCI World Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class I	-4.58%	-1.68%
MSCI World Index	-5.54%	-1.66%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

20

MML Growth & Income Fund – Portfolio Manager Report

What is the investment approach of MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities and equity-related securities, including convertible securities, preferred stocks, options and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned -1.83%, trailing the 2.11% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In 2011, the Fund’s stock selection in the health care, retailing, energy, and financials sectors detracted from performance, relative to the benchmark. In the health care sector, the Fund’s investment in poor-performing cardiovascular medical device maker St. Jude Medical weighed on relative performance, while the Fund’s avoidance of strong-performing pharmaceutical giant Pfizer also held back relative results. In the retailing sector, the Fund’s investments in office supply chain Staples (which was eliminated from the Fund by year end) and retail store operator Target hindered relative returns, as both stocks underperformed the benchmark for the year. Within the energy sector, the Fund’s underweight position, relative to the benchmark, in strong-performing integrated oil and gas company ExxonMobil dampened relative performance. The Fund’s overweight position in the financial services sector, which underperformed the benchmark during the period, negatively affected relative results, as Europe’s mounting sovereign debt crisis put downward pressure on the shares of most financial companies. Fund holdings in Goldman Sachs Group, a weak-performing investment banking firm; financial services firm Bank of America; global financial services provider Bank of New York Mellon; and global financial services firm JPMorgan Chase also held back relative results. Elsewhere, enterprise software products maker Oracle hampered the Fund’s relative performance. Finally, the Fund’s currency exposure, resulting primarily from holdings of foreign-denominated securities, was a detractor from relative performance.

On the positive side, contributors to performance came from various sectors and stock selection played a major role. For example, Fund holdings in the basic materials and technology sectors aided relative performance. In the basic materials sector, avoiding shares of weak-performing precious metals company Freeport-McMoRan supported the Fund’s relative results. Within the technology sector, the timing of the Fund’s ownership in shares of computer products and services provider Hewlett-Packard (which was eventually eliminated from the Fund) bolstered relative returns, as the stock underperformed the benchmark for the year.

Key decisions in other sectors that benefited relative performance included the Fund’s avoidance of poor-performing financial services firm Citigroup and global auto maker Ford Motor Company. Elsewhere, the Fund’s holdings in debit and credit transaction processing company MasterCard, global payments technology company Visa, tobacco company Philip Morris International, global consulting and outsourcing company Accenture, pharmaceutical and medical products maker Abbott Laboratories, and railroad company Canadian National Railway (which is not held by the benchmark) boosted the Fund’s relative performance.

Subadviser outlook

Given the deceleration of the global business cycle, we believe stocks that are less tied to economic growth will likely continue to lead the market; these are so-called defensive stocks. The challenging earnings outlook will contribute to the leadership by defensive stocks. We further believe this trend is likely to continue until we get clarity on the outcome of the euro zone debt crisis and the global economy.

21

MML Growth & Income Fund – Portfolio Manager Report (Continued)

Amid elevated macro-economic risk and a decelerating global economy, we continue to favor high-quality, large-cap growth stocks. Geographically, we prefer developed markets over emerging ones, with an emphasis on U.S. equities markets. We became cyclically negative on emerging markets when policymakers began increasing interest rates to contain inflation pressures. We expect to review our position on emerging markets if we see evidence that more economically friendly policy measures are gaining traction.

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Apple, Inc.	3.8%
Oracle Corp.	2.4%
Danaher Corp.	2.4%
The Procter & Gamble Co.	2.3%
The Walt Disney Co.	2.3%
Philip Morris International, Inc.	2.3%
Google, Inc. Class A	2.3%
Chevron Corp.	2.3%
EMC Corp.	2.0%
United Technologies Corp.	2.0%

24.1%

MML Growth & Income Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	25.3%
Financial	13.3%
Technology	13.0%
Communications	11.1%
Energy	11.0%
Industrial	10.8%
Consumer, Cyclical	5.7%
Basic Materials	4.2%
Utilities	3.5%
Diversified	0.9%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

22

MML Growth & Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund Initial Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 5/1/06 - 12/31/11
Initial Class	-1.83%	-3.57%	-2.42%
S&P 500 Index	2.11%	-0.25%	1.41%

Hypothetical Investments in MML Growth & Income Fund Service Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-2.13%	-1.64%
S&P 500 Index	2.11%	1.66%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

23

MML Income & Growth Fund – Portfolio Manager Report

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return and current income. The Fund invests primarily in equity securities of dividend paying companies that the Fund’s subadviser believes will both increase in value over the long term and provide current income. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock). Prior to January 13, 2012, the investment objective of the Fund was to seek growth of capital, and income was a secondary objective.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned 5.60%, outperforming the 2.11% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also outpaced the 0.39% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Equity markets continued on a trend of essentially flat movement during 2011, categorized by an ever-growing set of macro-economic difficulties, increasing correlations, and a general sense of unease about the sustainability of an economic recovery. In the midst of financial markets that were dominated by headlines, investor yield was still in short supply and fewer options were available for those who desired relative protection and needed income.

For 2011, the Fund’s largest contributor to relative performance was a combination of strong stock selection and an underweight position, relative to the benchmark, in the financials sector. The second-largest contributor to performance was security selection in the consumer discretionary sector, which bolstered returns as several substantial Fund holdings achieved significant price appreciation during the year. The combination of an overweight position and strong stock selection in consumer staples also added to returns, as did stock selection in the energy, health care, industrials, information technology, and utilities sectors.

The largest detractor from the Fund’s relative returns was an underweight position in the health care sector, followed by the combination of an overweight position and weaker stock selection in materials, a sector that saw price declines during the year due to investor fears of slowing global growth and sagging demand. Underweight positions in information technology and utilities also detracted marginally from the Fund’s relative performance for the year.

Subadviser outlook

We believe the current economic uncertainty will continue to plague the markets in 2012 and that meaningful income will be increasingly difficult to come by. In our view, as we headed into 2012, dividend-paying stocks were attractively valued, and we believe they represent the best opportunity set for equity investors in a slow-growth economy. Particularly noteworthy is the fact that we believe equity income stocks in the U.S. multinational arena can supply the added benefit of upside participation, if and when markets begin to see more transparency and optimism.

We believe U.S. consumers still face a challenging future, especially given the uncertainty surrounding unemployment, taxes, and health care costs. We continue to see a lack of connection between higher- and lower-end consumers, and a widening gap between income levels that may put additional pressure on spending. As a result, the Fund has placed less emphasis on consumer discretionary, financials, and health care stocks – and has focused on higher-quality, cash-rich companies in these sectors.

The Fund will continue to emphasize the strategies that have worked well, including owning high-quality companies that offer both relative protection in shaky markets as well as the potential for price appreciation in more stable markets. Finding the balance these companies offer is central to the Fund’s investment thesis in 2012.

24

MML Income & Growth Fund – Portfolio Manager Report (Continued)

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Chevron Corp.	3.2%
Exxon Mobil Corp.	2.2%
Wells Fargo & Co.	2.0%
BHP Billiton Ltd.	2.0%
JP Morgan Chase & Co.	2.0%
International Business Machines Corp.	1.9%
Philip Morris International, Inc.	1.9%
Pfizer, Inc.	1.8%
Caterpillar, Inc.	1.8%
McDonald’s Corp.	1.8%

20.6%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	18.8%
Industrial	14.4%
Financial	13.3%
Energy	13.2%
Basic Materials	7.3%
Utilities	6.9%
Communications	6.8%
Consumer, Cyclical	6.5%
Technology	3.8%

Total Long-Term Investments	91.0%
Short-Term Investments and Other Assets and Liabilities	9.0%

Net Assets	100.0%

MML Income & Growth Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United States	76.9%
Canada	6.3%
Australia	2.6%
France	1.5%
United Kingdom	1.4%
Netherlands	1.1%
Switzerland	0.7%
Netherlands Antilles	0.5%

Total Long-Term Investments	91.0%
Short-Term Investments and Other Assets and Liabilities	9.0%

Net Assets	100.0%

25

MML Income & Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 5/1/06 - 12/31/11
Initial Class	5.60%	-2.05%	0.12%
S&P 500 Index*	2.11%	-0.25%	1.41%
Russell 1000 Value Index	0.39%	-2.64%	-0.27%

Hypothetical Investments in MML Income & Growth Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	5.40%	0.45%
S&P 500 Index*	2.11%	1.66%+
Russell 1000 Value Index	0.39%	0.02%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

26

MML Large Cap Growth Fund – Portfolio Manager Report

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund’s subadviser is Rainier Investment Management, Inc. (Rainier).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned -3.69%, underperforming the 2.64% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance, relative to the benchmark, was partially due to stock selection, which ran contrary to what the market favored during 2011 and included missed opportunities in some large companies. At the same time, investors grew more enamored with large-capitalization stocks, particularly those with high dividend yields, which is not typically an area of emphasis for the Fund’s investment discipline. In fact, dividend yield, rather than earnings or simple price appreciation, was the main factor associated with high returns in 2011.

The Fund’s technology shares were its biggest detractors for the year and accounted for a significant amount of underperformance. Fund holdings Polycom Inc. (communications equipment), Broadcom Corp. (semiconductors), and NetApp Inc. (storage and data management) were among the technology shares that suffered declines. The Fund was also hurt by not owning IBM Corp., whose fundamentals were better than expected. On the positive side, Fund holdings American Tower Corp. (cell phone towers) benefited from the continued build-out of the wireless telecommunications infrastructure, and Apple continued to thrive with a compelling product line despite the tragic loss in October of founder Steve Jobs.

Another area where the Fund lagged in 2011 was producer durables. Although the Fund cut exposure in this sector during the year – by selling stocks perceived to be vulnerable to a global slowdown, such as Paccar Inc. (trucks), Cummins Inc. (engines), and Deere & Co. (mowers, tractors, etc.) – weakness in these positions prior their sale and other holdings the Fund still owned, such as Agilent Technologies Inc. (test equipment) and Expeditors International of Washington Inc. (freight handling), weighed on the Fund’s full-year results. By far the best stock in this sector for the year was Goodrich Corp. (aerospace manufacturing), which was acquired by industrial conglomerate United Technologies.

On a more positive note, the health care sector was the top contributor to relative performance in 2011. The top performer for the sector and one of the best in the Fund overall was Alexion Pharmaceuticals Inc., which returned almost 80%. The company makes a specialized drug related to a blood disease that received additional labeling, which is boosting growth. The Fund’s positions in pharmaceutical companies Shire PLC and Allergan Inc. posted impressive returns of 44% and 28%, respectively. Other contributors included Perrigo Co., a maker of store-brand over-the-counter drugs, an industry in which the company has a dominant market share. Increasing over-the-counter and generic drug sales in the coming years are expected to provide opportunities for growth.

Subadviser outlook

The well-advertised success of mega-capitalization stocks and dividend-paying high-yield shares in 2011 seems unlikely to be repeated in 2012. For one, these stocks are generally selling well above their historical relative price/earnings (P/E) valuation averages, and they usually offer very little growth in earnings. In our view, in 2012, stocks of those companies that can demonstrably grow earnings at a higher rate than their peers and have the financial wherewithal to grow (or initiate) dividends

27

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

will be in a good position to flourish. Consequently, this is where we are placing our emphasis. As the dust settles, as it did after the six-month market hiatus of 2008-2009, we believe attractively priced growth companies will again be equity market leaders.

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Apple, Inc.	6.3%
Google, Inc. Class A	3.4%
QUALCOMM, Inc.	2.8%
Schlumberger Ltd.	2.7%
Visa, Inc. Class A	2.7%
The Coca-Cola Co.	2.4%
Precision Castparts Corp.	2.3%
Amazon.com, Inc.	2.1%
American Tower Corp. Class A	2.1%
Allergan, Inc.	1.9%

28.7%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	19.7%
Technology	18.8%
Communications	14.7%
Industrial	12.0%
Consumer, Cyclical	10.2%
Energy	9.2%
Basic Materials	6.0%
Financial	4.5%
Utilities	0.7%

Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%

Net Assets	100.0%

28

MML Large Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund Initial Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 5/1/06 - 12/31/11
Initial Class	-3.69%	0.27%	0.26%
Russell 1000 Growth Index	2.64%	2.50%	3.25%

Hypothetical Investments in MML Large Cap Growth Fund Service Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-3.82%	0.53%
Russell 1000 Growth Index	2.64%	3.52%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

29

MML Mid Cap Growth Fund – Portfolio Manager Report

What is the investment approach of MML Mid Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadviser expects to grow at a faster rate than the average company. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned -1.23%, outperforming the -1.65% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Similarly, the Fund’s -1.23% return outpaced the -1.73% return of the S&P MidCap 400® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For 2011, the Fund’s stock selection was the primary reason for the Fund’s outperformance, whereas sector allocation impeded the Fund’s results. On the sector level, information technology, health care, and industrials and business services were positive contributors, while materials, financials, and consumer discretionary detracted.

Stock selection within information technology was the primary contributor to relative returns, with Fund holdings in Motorola Mobility, Nuance Communications, and National Semiconductor the main drivers of outperformance. Motorola Mobility and National Semiconductor benefited from merger and acquisition (M&A) activity within the sector, with each receiving an acquisition bid that sent share prices higher. Nuance Communications, a developer of speech-recognition technology, rose on strong earnings and continued growth of mobile communications.

Favorable security choices as well as an overweight position, relative to the benchmark, in the health care sector also boosted the Fund’s relative results, as several leading pharmaceutical holdings, including Valeant Pharmaceuticals and Elan, were the main drivers of outperformance. Elsewhere, the Fund’s positions in biotechnology firms such as Regeneron Pharmaceuticals and Alexion Pharmaceuticals also added to returns. Finally, Fund holdings in industrials and business services also outpaced their benchmark peers, with Fastenel and Roper Industries among the main drivers of outperformance.

On the downside, the Fund’s stock selection in the materials sector proved to be the largest relative detractor from returns. Performance of companies leveraged to gold diverged from gold prices, with shares of metals and mining companies falling more than the commodity itself. Investor concerns about a wide range of potential issues – including capital allocation, valuations, rising costs, political instability, additional government tax levies, and the desire for physical gold – exerted pressure on the industry. The main detractors within the Fund were Agnico-Eagle Mines, Hudbay Minerals, and Osisko Mining, which all succumbed to rising production costs and unexpected production slowdowns. Stock selection in the financials sector also weighed on the Fund’s relative results, as Fund holdings TCF Financial, Jones Lang LaSalle, and Principal Financial Group all suffered double-digit declines. Lastly, the Fund’s consumer discretionary allocation also negatively impacted the Fund’s results, although stock selection within the sector somewhat mitigated the relative detraction there.

Subadviser outlook

The U.S. economy continues to navigate through a multi-year adjustment. Despite progress in debt reduction, global imbalances persist. However, U.S. corporate earnings are healthy, and valuations remain attractive. We believe a continued decline in unemployment as well as signs of the housing market bottoming may lead to improved consumer sentiment. These factors, coupled with the redirection of cash from fixed income into equities that is, in our view, likely to occur once interest rates begin to rise, should provide much-needed support for equity markets in the coming year. The Fund’s focus is on manufacturers that

30

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

stand to benefit as the cheap dollar encourages firms to relocate production to the U.S. and seek domestic suppliers. The Fund emphasizes companies that have prospered in this volatile environment, whether through a careful focus on resilient end markets, dexterous use of new technologies, or other strategies.

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Dollar General Corp.	2.0%
AMETEK, Inc.	1.9%
Nuance Communications, Inc.	1.8%
T. Rowe Price Government Reserve Investment Fund	1.8%
Roper Industries, Inc.	1.7%
IHS, Inc. Class A	1.6%
Gardner Denver, Inc.	1.5%
DENTSPLY International, Inc.	1.4%
Global Payments, Inc.	1.4%
O’Reilly Automotive, Inc.	1.4%

16.5%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	22.5%
Technology	16.4%
Industrial	16.1%
Consumer, Cyclical	14.4%
Communications	8.0%
Energy	7.4%
Financial	7.0%
Basic Materials	2.7%
Mutual Funds	1.8%
Utilities	1.4%

Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%

Net Assets	100.0%

MML Mid Cap Growth Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United States	87.2%
Canada	6.1%
Ireland	1.2%
United Kingdom	1.1%
Panama	0.8%
Bermuda	0.8%
British Virgin Islands	0.5%

Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%

Net Assets	100.0%

31

MML Mid Cap Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund Initial Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 5/1/06 - 12/31/11
Initial Class	-1.23%	5.15%	4.61%
Russell Midcap Growth Index*	-1.65%	2.44%	2.58%
S&P MidCap 400 Index	-1.73%	3.32%	3.12%

Hypothetical Investments in MML Mid Cap Growth Fund Service Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-1.56%	4.63%
Russell Midcap Growth Index*	-1.65%	3.43%+
S&P MidCap 400 Index	-1.73%	3.91%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

32

MML Mid Cap Value Fund – Portfolio Manager Report

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned -0.64%, outperforming the -1.38% return of the Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year, the Fund experienced positive results in absolute terms from six of the 10 sectors in which it was invested. Relative to the benchmark, the Fund outperformed in the financials and consumer staples sectors. Fund positions in the consumer discretionary and utilities sectors detracted. The Fund used some forward currency exchange contracts in an effort to minimize the impact of adverse currency movements during the year.

In financials, an underweight position, relative to the benchmark, and effective security selection in the sector contributed to the Fund’s relative performance. Within the insurance industry, Fund holding TransAtlantic Holdings, a global reinsurance company, surged on news that it had entered a merger agreement with Allied World Assurance Co. Holdings. The stock continued to perform well as several other suitors made additional offers. In the end, TransAtlantic agreed to be acquired by Alleghany Corp. The Fund also benefited from an investment in American Tower Corp., which is not represented in the benchmark. American Tower announced it was planning to convert itself into a real estate investment trust (REIT) at the end of 2011, attracting more investors to the stock. The conversion ultimately led to American Tower’s reclassification from a telecommunications stock to a REIT. The financials sector also provided two top detractors that the Fund held: Northern Trust, which provides investment management services to wealthy individuals and institutions; and Hudson City Bancorp, a regional bank operating primarily in New Jersey and New York. The low interest rate environment has raised concern about both companies’ future earnings power.

The Fund’s overweight position in consumer staples added to relative performance, as investors gravitated to more defensive stocks. The Fund benefited from its focus on high-quality stocks, particularly among food and household products stocks, many of which offer attractive dividend yields. Two notable contributors were Fund holdings Kimberly-Clark Corp. and General Mills. Kimberly-Clark has demonstrated strong pricing power even as commodities prices, specifically the price of pulp, have increased. Food maker General Mills gained market share and mitigated higher commodities costs by raising its prices and improving cost efficiencies. In the energy sector, the Fund benefited from a position in EQT Corp., a low-cost producer of unconventional tight shale natural gas, which appreciated on rumors the company was an attractive potential acquisition.

On the downside, in the consumer discretionary sector, the Fund’s underweight position in the media industry detracted from performance when media stocks, especially television names, advanced during the reporting period on strong advertising sales. Household durables were also a key detractor. Shares of Fund holding Whirlpool Corp. fell on weaker demand for appliances in the U.S. and overseas, combined with higher input costs for materials such as steel. In specialty retailing, the Fund was hampered by an investment in office supply retailer Staples, which declined partially due to poor cost management in its European operations. Finally, an underweight in utilities, the strongest-performing sector in the benchmark, dampened relative results. Utilities stocks, which are generally viewed as defensive instruments in difficult economic times, outperformed despite our view that these stocks have been overvalued for some time.

33

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

Subadviser outlook

The Fund employs a disciplined, bottom-up process, selecting companies one at a time. As of December 31, 2011, we see opportunity in the industrials and health care sectors, which is reflected in the Fund’s overweight positions in these sectors. The fundamental analysis and valuation work we do on the Fund have led to its smaller relative weightings in financials, utilities, information technology, and consumer discretionary stocks.

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Republic Services, Inc.	3.3%
Northern Trust Corp.	2.6%
iShares Russell Midcap Value Index Fund	2.5%
Zimmer Holdings, Inc.	2.1%
Imperial Oil Ltd.	2.0%
Lowe’s Cos., Inc.	2.0%
Ralcorp Holdings, Inc.	1.9%
Tyco International Ltd.	1.7%
Kimberly-Clark Corp.	1.7%
Westar Energy, Inc.	1.6%

21.4%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Financial	21.9%
Consumer, Non-cyclical	19.3%
Industrial	17.1%
Utilities	11.4%
Consumer, Cyclical	8.1%
Energy	6.6%
Communications	5.3%
Technology	3.6%
Basic Materials	2.8%
Mutual Funds	2.5%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

34

MML Mid Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund Initial Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 5/1/06 - 12/31/11
Initial Class	-0.64%	2.78%	4.38%
Russell Midcap Value Index	-1.38%	0.04%	1.83%

Hypothetical Investments in MML Mid Cap Value Fund Service Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-0.81%	5.02%
Russell Midcap Value Index	-1.38%	2.72%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

35

MML Small Cap Index Fund – Portfolio Manager Report

What is the investment approach of MML Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities in the Standard & Poor’s SmallCap 600 Index (the “index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the securities of companies that make up the index, in weightings that approximate the relative composition of the securities contained in the index, and in S&P SmallCap 600 Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

Shareholders of MML Small Cap Index Fund have approved a plan of liquidation for the MML Series Investment Fund with respect to the Fund, pursuant to which the Fund will be liquidated on or about April 27, 2012, and the liquidation proceeds of the Fund will be distributed to the appropriate MassMutual or C.M. Life Insurance Company separate accounts invested in the Fund.

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class shares returned 0.55%, trailing the 1.02% return of the index, a widely recognized, capitalization-weighted unmanaged index of common stocks chosen by Standard & Poor’s for industry group representation, market size, liquidity, adequate float size and other trading requirements. The index tracks the performance of the small-cap portion of the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The index is not subject to fees or expenses, and it is not possible to invest directly in the index.

Small-capitalization stocks trailed their large-cap counterparts in 2011’s challenging investment environment. Information technology, the largest sector in the benchmark, declined 4.02%. Utilities posted the strongest performance for the year, advancing 19.33%. Health care also did well, with a return of 13.75%. Conversely, telecommunication services and materials were the worst-performing benchmark sectors for the year, falling 13.93% and 8.27%, respectively.

U.S. stocks finished 2011 relatively flat after consistently high levels of volatility. The year started well, as U.S. markets gained through February, but the combination of the earthquake in Japan and political uprisings across North Africa halted the rise in equity prices. Markets remained flat into the summer, but concerns began to mount about attempts to rescue Greece and other peripheral euro zone nations. Sovereign debt yields began to rise steadily in Spain and Italy.

In early August, volatility spiked and the S&P 500 Index sank more than 200 points in a matter of days when credit rating agency Standard & Poor’s downgraded U.S. sovereign debt to a rating of AA+ following a near default resulting from a Congressional stalemate. The European crisis then came to a head, as investors worried about the solvency of core European banks, which had been effectively cut off by U.S. dollar funding. As a result, the S&P 500 Index fell dramatically through September, reaching a low of 1100. The U.S. Federal Reserve (the “Fed”) decided that the American economy needed another boost. Consequently, the Fed implemented “Operation Twist,” by beginning a program of buying longer-dated U.S. Treasury securities and selling shorter-dated ones, all in an effort to drive down long-term interest rates. Market volatility remained high; however, and it became clear that investors were reacting almost exclusively to European headlines.

In November, European leaders announced their intention to create a comprehensive solution to the crisis involving closer fiscal ties between the members, and the market rallied dramatically. Volatility, as measured by the Chicago Board Options Exchange (CBOE) S&P 500 Volatility Index (VIX) gradually fell to a relatively normal level of 23.40 at year end. The rally in the market continued through December, and the S&P 500 Index finished slightly higher (including the impact of reinvested dividends) than where it had started at the beginning of 2011.

36

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

Subadviser outlook

Numerous forces will continue to influence the direction that the market takes throughout 2012. These include developments in the European debt crisis, the state of the economy in the United States, the outcome of the U.S. presidential election, and the direction that the U.S. Congress takes with respect to the debt ceiling, the growing deficit, and tax policy, to name just a few. We believe, however, that the Fund continues to be positioned to pursue returns that are consistent with those of the index.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MML Small Cap Index Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Healthspring, Inc.	0.8%
Salix Pharmaceuticals Ltd.	0.6%
BioMed Realty Trust, Inc.	0.6%
Questcor Pharmaceuticals, Inc.	0.6%
Tanger Factory Outlet Centers, Inc.	0.6%
Piedmont Natural Gas Co., Inc.	0.5%
Cubist Pharmaceuticals, Inc.	0.5%
Delphi Financial Group, Inc. Class A	0.5%
ProAssurance Corp.	0.5%
Mid-America Apartment Communities, Inc.	0.5%

5.7%

MML Small Cap Index Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Financial	19.1%
Consumer, Non-cyclical	19.0%
Industrial	18.1%
Consumer, Cyclical	15.3%
Technology	11.0%
Communications	4.8%
Utilities	4.6%
Basic Materials	3.7%
Energy	3.6%
Mutual Funds	0.0%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

37

MML Small Cap Index Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Index Fund Initial Class and the S&P SmallCap 600 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 5/1/06 - 12/31/11
Initial Class	0.55%	1.47%	1.55%
S&P SmallCap 600 Index	1.02%	1.94%	2.07%

Hypothetical Investments in MML Small Cap Index Fund Service Class and the S&P SmallCap 600 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	0.27%	1.97%
S&P SmallCap 600 Index	1.02%	3.40%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P SmallCap 600 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

38

MML Small Company Value Fund – Portfolio Manager Report

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class II shares returned -1.26%, outperforming the -5.50% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also exceeded the -4.18% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection drove the Fund’s outperformance relative to the benchmark in 2011, while sector allocation proved to be a modest detractor. The Fund benefited from stock selection in the industrials and business services sector, where Fund holdings Kirby, Landstar System, Genesee & Wyoming, and Alaska Air Group were among the top contributors. Kirby, the largest domestic tank barge operator in the United States, handles about a third of inland traffic transporting bulk liquids such as petrochemicals, black oil products, refined petroleum products, and agricultural chemicals. The company’s recently announced plans for two acquisitions pleased investors, since the acquisitions would create a more diversified business, and result in more coastal routes. Landstar System provides freight transportation services and supply-chain solutions. Although decreased demand put pressure on transportation companies, the firm made adjustments that may pay off when demand for transportation services returns. Genesee & Wyoming operates short-line and regional freight railroads, and provides railcar switching services in the U.S., Australia, Canada, and the Netherlands. A flurry of announcements regarding new business developments drove up the company’s share price, and its largest announced project is a contract to begin shipping iron ore in southern Australia in 2012. Alaska Air Group is a Seattle-based airline serving primarily the west coast of the U.S., Alaska, Hawaii, and Mexico. The company’s management followed a carefully articulated strategy with good capital discipline, including cautious expansion while ensuring that demand would match supply. In a tumultuous year for the airline industry, Alaska Air Group’s stock significantly outperformed its competition.

The materials sector was also an area of outperformance due to stock selection. Notable contributors within the sector included Fund holdings Innospec and Carpenter Technology. Innospec, a global provider of fuel additives and other specialty chemicals, benefited as the demand outlook for fuel additives improved. Carpenter Technology makes parts using specialty metals like titanium for industries that include aerospace and defense. The gradually improving economy and demand for titanium parts used in new large planes have benefited the company.

On the downside, the consumer staples sector detracted from the Fund’s relative performance, as stock selection, especially with Fund holdings Nash Finch and Alliance One International, hindered the Fund’s results within the sector. Nash Finch, a wholesale food distributor serving the retail grocery and military commissary supply chains, has struggled to generate sales growth. Alliance One International sells leaf tobacco. The firm does not manufacture cigarettes, but supplies tobacco used by cigarette manufacturers. One challenge the firm faced during 2011 included declining demand in a soft economic environment. Finally, the Fund’s health care stocks did not keep pace with those in the benchmark. Fund holding Exelixis, a biotechnology company, detracted. Despite its promising trial results for a pain medication used in the treatment of advanced prostate cancer, the company experienced some setbacks in the approval process during the fourth quarter of 2011.

39

MML Small Company Value Fund – Portfolio Manager Report (Continued)

Subadviser outlook

Slow economic growth in the U.S. and the crisis in Europe are, in our view, likely to continue. We expect the same conditions that concerned investors throughout much of the past year to remain, at least during the early part of 2012. Balanced against these negatives, corporate earnings in the U.S. appear healthy, although their rate of growth could moderate. We believe that stock valuations look quite attractive, and consumer sentiment seems to be improving. In addition, cash invested in fixed-income assets could be redirected into stocks once interest rates finally begin to rise. Our view is that beneficial developments in the labor and housing markets could provide support for stocks in the coming months. The Fund continues to emphasize attractive opportunities to invest in small companies believed to be undervalued.

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Aaron’s, Inc.	2.3%
ProAssurance Corp.	2.2%
Landstar System, Inc.	2.1%
Kirby Corp.	2.0%
Genesee & Wyoming, Inc. Class A	1.9%
Nordson Corp.	1.6%
AptarGroup, Inc.	1.6%
Alaska Air Group, Inc.	1.5%
Stifel Financial Corp.	1.5%
East West Bancorp, Inc.	1.5%

18.2%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Industrial	27.1%
Financial	21.2%
Consumer, Cyclical	11.6%
Consumer, Non-cyclical	10.7%
Basic Materials	9.3%
Energy	5.8%
Utilities	4.7%
Technology	4.0%
Communications	3.0%
Mutual Funds	0.7%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

40

MML Small Company Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Value Fund Class II, Service Class I, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 2/27/09 - 12/31/11
Class II	-1.26%	25.87%
Service Class I	-1.56%	25.53%
Russell 2000 Value Index*	-5.50%	25.91%+
Russell 2000 Index	-4.18%	27.23%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 3/2/09.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

41

MML Small/Mid Cap Value Fund – Portfolio Manager Report

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Initial Class Shares returned -7.50%, underperforming the -2.51% return of the Russell 2500TM Index (the “benchmark”), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund also trailed the -3.36% return of the Russell 2500 Value Index, an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

A significant driver of the Fund’s underperformance for the year was heightened investor anxiety, which weighed on the deep value stocks that are the Fund’s focus. Inexpensive stocks significantly underperformed, making 2011 among the worst for deep value stocks in the last 40 years. The fundamentals on which the Fund focuses were not rewarded in 2011, because investors continued to disproportionately favor stocks for which very near-term earnings prospects seemed more certain.

Adverse stock selection spread across a number of sectors drove the Fund’s shortfall relative to the benchmark during 2011. Fund holdings in the financials sector were a detractor, as many of the Fund’s bank stocks were pressured by the potential revenue shortfall that would result from an extended low interest rate environment and concerns over the impact of a sluggish economy on credit quality in banks’ loan portfolios. Industrial resources holdings were also a detractor from the Fund’s full-year results, as many of the Fund’s holdings in chemical and steel companies experienced anxiety and pricing pressure in the global markets for products from these companies. The top individual detractors were varied by sector and included Fund holdings AU Optronics (computer display panels), MF Global (financial derivatives broker), Forest Oil (oil exploration and production), Ferro Corp (industrial materials), and Royal Caribbean Cruises (cruise ships).

Turning to the positive, the Fund’s sector selection was a contributor. An underweight position, relative to the benchmark, in the more cyclical consumer growth and capital equipment sectors helped the Fund, as did its overweight position in the more defensive consumer staples sector. In addition, stock selection in the transportation, capital equipment, and utilities sectors also helped drive Fund performance. Additionally, the Fund benefited when a number of its holdings became acquisitions whose stock prices rose. The top individual contributors varied by sector and included Fund holdings, Kinetic Concepts (medical technology), Big Lots (household retail), and Mueller Industries (plumbing and HVAC equipment).

Subadviser outlook

The indiscriminate selling that happened in 2011 introduced a wide variety of compelling opportunities. Many financials were beset by worries that low interest rates would crimp net interest margins indefinitely and that a recession would lead to steep credit losses. Many of the Fund’s bank holdings trade at valuations typically associated with periods of significant stress, despite the strength of the loan books and balance sheets of these banks. In sectors such as technology and consumer cyclicals, the Fund has been emphasizing stocks that offer very attractive valuations, together with robust free cash flow, solid balance sheets, and strong business models. In our view, these companies have the resources to create shareholder value through a combination of dividend increases, share repurchases, debt repayment, and tactical acquisitions.

While we acknowledge that investor anxiety may persist, the stocks owned by the Fund have been trading at very attractive valuations, especially in light of the quality of the companies’ balance sheets, profits, and free cash flows. The opportunities in the marketplace today, in our view, are similar to the opportunities when investor anxiety was peaking in March 2009. Indeed, the Fund’s overall discount to the market is similar to what existed in March 2009, but quality metrics today, such as current profitability, are much stronger.

42

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Constellation Brands, Inc. Class A	1.4%
Dean Foods Co.	1.4%
Health Net, Inc.	1.4%
Reliance Steel & Aluminum Co.	1.3%
Tyson Foods, Inc. Class A	1.3%
NiSource, Inc.	1.3%
Aircastle Ltd.	1.3%
UGI Corp.	1.3%
CMS Energy Corp.	1.3%
EnerSys	1.3%

13.3%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Financial	26.5%
Industrial	17.5%
Consumer, Cyclical	16.0%
Consumer, Non-cyclical	11.7%
Utilities	9.8%
Technology	6.3%
Basic Materials	4.9%
Communications	3.1%
Energy	2.4%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MML Small/Mid Cap Value Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United States	85.4%
Bermuda	6.2%
Canada	1.9%
Liberia	1.1%
Taiwan	1.0%
Singapore	1.0%
United Kingdom	0.9%
Puerto Rico	0.7%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

43

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small/Mid Cap Value Fund Initial Class, the Russell 2500 Index, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Five Year Average Annual 1/1/07 - 12/31/11	Since Inception Average Annual 5/1/06 - 12/31/11
Initial Class	-7.50%	-3.35%	-2.09%
Russell 2500 Index*	-2.51%	1.24%	1.83%
Russell 2500 Value Index	-3.36%	-0.58%	0.91%

Hypothetical Investments in MML Small/Mid Cap Value Fund Service Class, the Russell 2500 Index, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/15/08 - 12/31/11
Service Class	-7.70%	1.94%
Russell 2500 Index*	-2.51%	2.98%+
Russell 2500 Value Index	-3.36%	2.33%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index and the Russell 2500 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

44

MML Asset Allocation Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 59.4%

COMMON STOCK — 59.4%
Aerospace & Defense — 1.0%
The Boeing Co.	7,500	$550,125
United Technologies Corp.	9,700	708,973

		1,259,098

Agriculture — 1.4%
Philip Morris International, Inc.	21,500	1,687,320

Apparel — 0.3%
Nike, Inc. Class B	3,300	318,021

Banks — 0.5%
BB&T Corp.	24,200	609,114

Beverages — 0.2%
PepsiCo, Inc.	3,300	218,955

Biotechnology — 0.6%
Seattle Genetics, Inc. (a)	41,600	695,344

Chemicals — 1.7%
Air Products & Chemicals, Inc.	7,900	673,001
FMC Corp.	1,500	129,060
LyondellBasell Industries NV Class A	12,800	415,872
Monsanto Co.	12,600	882,882

		2,100,815

Commercial Services — 2.0%
Iron Mountain, Inc.	18,000	554,400
MasterCard, Inc. Class A	1,100	410,102
Visa, Inc. Class A	15,300	1,553,409

		2,517,911

Computers — 2.4%
Accenture PLC Class A	10,800	574,884
Apple, Inc. (a)	2,950	1,194,750
Hewlett-Packard Co.	9,300	239,568
International Business Machines Corp.	2,200	404,536
Jack Henry & Associates, Inc.	16,996	571,236

		2,984,974

Cosmetics & Personal Care — 0.2%
Avon Products, Inc.	15,700	274,279

Diversified Financial — 2.3%
The Charles Schwab Corp.	78,700	886,162
The Goldman Sachs Group, Inc.	13,800	1,247,934
JP Morgan Chase & Co.	17,800	591,850
NYSE Euronext	5,400	140,940

		2,866,886

Electric — 0.5%
Edison International	4,900	202,860
PG&E Corp.	9,900	408,078

		610,938

	Number of Shares	Value
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	9,500	$442,605

Electronics — 0.9%
Flextronics International Ltd. (a)	80,300	454,498
Jabil Circuit, Inc.	9,000	176,940
Mettler-Toledo International, Inc. (a)	1,300	192,023
TE Connectivity Ltd.	9,500	292,695

		1,116,156

Energy – Alternate Sources — 0.2%
First Solar, Inc. (a)	8,100	273,456

Engineering & Construction — 0.4%
Jacobs Engineering Group, Inc. (a)	12,500	507,250

Entertainment — 0.2%
DreamWorks Animation SKG, Inc. Class A (a)	16,700	277,137

Environmental Controls — 0.7%
Republic Services, Inc.	29,900	823,745

Foods — 0.2%
Kraft Foods, Inc. Class A	5,944	222,068

Hand & Machine Tools — 0.1%
Stanley Black & Decker, Inc.	2,800	189,280

Health Care – Products — 0.3%
Boston Scientific Corp. (a)	77,700	414,918

Health Care – Services — 1.2%
AMERIGROUP Corp. (a)	18,800	1,110,704
Centene Corp. (a)	6,300	249,417
Universal Health Services, Inc. Class B	4,600	178,756

		1,538,877

Home Builders — 0.5%
NVR, Inc. (a)	900	617,400

Insurance — 3.5%
ACE Ltd.	13,100	918,572
Aflac, Inc.	15,000	648,900
The Allstate Corp.	39,600	1,085,436
Aon Corp.	11,100	519,480
Berkshire Hathaway, Inc. Class B (a)	6,300	480,690
Marsh & McLennan Cos., Inc.	7,500	237,150
The Progressive Corp.	19,500	380,445

		4,270,673

Internet — 2.1%
Google, Inc. Class A (a)	4,040	2,609,436

Iron & Steel — 1.8%
Allegheny Technologies, Inc.	29,300	1,400,540
Cliffs Natural Resources, Inc.	7,000	436,450

The accompanying notes are an integral part of the financial statements.

45

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nucor Corp.	10,000	$395,700

		2,232,690

Leisure Time — 0.8%
Carnival Corp.	29,700	969,408

Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	6,600	597,960

Manufacturing — 1.2%
Danaher Corp.	16,600	780,864
General Electric Co.	28,200	505,062
Illinois Tool Works, Inc.	3,700	172,827

		1,458,753

Media — 3.9%
CBS Corp. Class B	36,100	979,754
Comcast Corp. Class A	83,700	1,984,527
Gannett Co., Inc.	74,500	996,065
Nielsen Holdings NV (a)	3,300	97,977
Scripps Networks Interactive Class A	6,600	279,972
Time Warner Cable, Inc.	6,200	394,134
Viacom, Inc. Class B	2,200	99,902

		4,832,331

Mining — 0.6%
Barrick Gold Corp.	13,300	601,825
Freeport-McMoRan Copper & Gold, Inc.	4,100	150,839

		752,664

Oil & Gas — 5.1%
Anadarko Petroleum Corp.	9,400	717,502
Cenovus Energy, Inc.	32,000	1,062,400
Chevron Corp.	8,100	861,840
Cobalt International Energy, Inc. (a)	13,000	201,760
Encana Corp.	19,300	357,629
Noble Energy, Inc.	15,700	1,481,923
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	16,900	1,235,221
Royal Dutch Shell PLC B Shares Sponsored ADR (United Kingdom)	4,600	349,646

		6,267,921

Oil & Gas Services — 4.6%
Baker Hughes, Inc.	9,300	452,352
Dril-Quip, Inc. (a)	4,800	315,936
Halliburton Co.	51,100	1,763,461
Schlumberger Ltd.	25,300	1,728,243
Transocean Ltd.	2,000	76,780
Weatherford International Ltd. (a)	89,000	1,302,960

		5,639,732

Pharmaceuticals — 3.9%
Allergan, Inc.	9,300	815,982
Bristol-Myers Squibb Co.	10,400	366,496
Express Scripts, Inc. (a)	16,700	746,323
Pharmasset, Inc. (a)	13,300	1,705,060

	Number of Shares	Value
Shire PLC Sponsored ADR (United Kingdom)	11,700	$1,215,630

		4,849,491

Pipelines — 0.9%
TransCanada Corp.	25,272	1,103,628

Real Estate Investment Trusts (REITS) — 0.3%
Ventas, Inc.	6,200	341,806

Retail — 4.0%
Aeropostale, Inc. (a)	14,000	213,500
Coach, Inc.	3,700	225,848
Costco Wholesale Corp.	1,700	141,644
The Home Depot, Inc.	26,700	1,122,468
Lowe’s Cos., Inc.	6,800	172,584
Michael Kors Holdings Ltd. (a)	4,600	125,350
Signet Jewelers Ltd.	18,000	791,280
Target Corp.	12,100	619,762
Tiffany & Co.	10,200	675,852
Urban Outfitters, Inc. (a)	32,800	903,968

		4,992,256

Semiconductors — 2.1%
Broadcom Corp. Class A (a)	38,700	1,136,232
Freescale Semiconductor Holdings I Ltd. (a)	16,900	213,785
KLA-Tencor Corp.	15,000	723,750
Maxim Integrated Products, Inc.	12,586	327,739
Microchip Technology, Inc.	6,300	230,769

		2,632,275

Software — 1.9%
Cerner Corp. (a)	10,200	624,750
Microsoft Corp.	24,300	630,828
Oracle Corp.	41,700	1,069,605

		2,325,183

Telecommunications — 3.2%
American Tower Corp. Class A	28,200	1,692,282
CenturyLink, Inc.	16,300	606,360
Juniper Networks, Inc. (a)	43,800	893,958
QUALCOMM, Inc.	13,700	749,390

		3,941,990

Toys, Games & Hobbies — 0.1%
Nintendo Co. Ltd. Sponsored ADR (Japan)	4,300	72,842

Transportation — 0.7%
FedEx Corp.	3,700	308,987
Norfolk Southern Corp.	6,900	502,734

		811,721

TOTAL COMMON STOCK (Cost $64,978,134)		73,269,307

TOTAL EQUITIES (Cost $64,978,134)		73,269,307

The accompanying notes are an integral part of the financial statements.

46

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BONDS & NOTES — 35.1%

CORPORATE DEBT — 13.7%
Aerospace & Defense — 0.5%
Lockheed Martin Corp. 5.720% 6/01/40	$378,000	$424,369
Raytheon Co. 6.400% 12/15/18	60,000	74,220
TransDigm, Inc. 7.750% 12/15/18	150,000	161,250

		659,839

Auto Manufacturers — 0.2%
Volvo Treasury AB (b) 5.950% 4/01/15	230,000	244,298

Banks — 1.7%
Bank of America Corp. 3.750% 7/12/16	600,000	555,552
CoBank ACB FRN (b) 1.146% 6/15/22	295,000	221,514
HBOS PLC (b) 6.750% 5/21/18	100,000	80,179
HSBC Bank PLC (b) 4.125% 8/12/20	550,000	542,720
The Royal Bank of Scotland PLC 6.125% 1/11/21	250,000	246,632
Societe Generale (b) 5.750% 4/20/16	100,000	85,628
US AgBank FCB VRN (b) 6.110% 12/31/49	345,000	211,295
Wells Fargo & Co. 4.600% 4/01/21	100,000	109,668

		2,053,188

Biotechnology — 0.2%
Amgen, Inc. 3.875% 11/15/21	250,000	252,279
Biogen Idec, Inc. 6.000% 3/01/13	35,000	36,800

		289,079

Chemicals — 0.2%
Georgia Gulf Corp. (b) 9.000% 1/15/17	200,000	211,500
Lyondell Chemical Co. 8.000% 11/01/17	47,000	51,347

		262,847

Commercial Services — 0.2%
Altegrity, Inc. (Acquired 11/20/08, Cost $73,500) (b) (c) 10.500% 11/01/15	100,000	90,000
Dartmouth College 4.750% 6/01/19	175,000	203,014

		293,014

	Principal Amount	Value
Diversified Financial — 2.7%
CIT Group, Inc. 7.000% 5/01/16	$300,000	$300,000
Federal National Mortgage Association 2.750% 3/13/14	2,075,000	2,177,661
The Goldman Sachs Group, Inc. 6.250% 2/01/41	475,000	465,989
JPMorgan Chase & Co. 4.250% 10/15/20	200,000	201,405
Morgan Stanley 5.500% 7/28/21	200,000	184,927

		3,329,982

Electric — 1.1%
The AES Corp. 7.750% 10/15/15	100,000	108,750
The AES Corp. 8.000% 10/15/17	100,000	110,000
Consumers Energy Co. 6.700% 9/15/19	250,000	316,622
Consumers Energy Co. Series M 5.500% 8/15/16	65,000	74,705
Edison Mission Energy 7.750% 6/15/16	175,000	127,750
Northern States Power Co. 4.850% 8/15/40	450,000	528,134
Ohio Edison Co. 6.400% 7/15/16	25,000	28,818
PacifiCorp 6.000% 1/15/39	30,000	38,309

		1,333,088

Entertainment — 0.1%
AMC Entertainment, Inc. 8.750% 6/01/19	150,000	155,250

Foods — 0.2%
Kraft Foods, Inc. 5.375% 2/10/20	250,000	288,463

Health Care – Services — 0.1%
HCA, Inc. 6.375% 1/15/15	100,000	101,875

Household Products — 0.1%
Reynolds Group Issuer, Inc. (b) 7.875% 8/15/19	150,000	156,750

Insurance — 0.2%
Berkshire Hathaway Finance Corp. 4.600% 5/15/13	120,000	126,221
Monumental Global Funding FRN (b) 0.603% 1/15/14	170,000	162,102

		288,323

Lodging — 0.1%
MGM Resorts International 5.875% 2/27/14	150,000	145,500

The accompanying notes are an integral part of the financial statements.

47

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Machinery – Construction & Mining — 0.1%
Atlas Copco AB (b) 5.600% 5/22/17	$50,000	$56,581

Media — 1.0%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.250% 10/30/17	150,000	158,062
Comcast Corp. 6.400% 3/01/40	500,000	621,531
News America, Inc. 6.150% 2/15/41	250,000	288,148
News America, Inc. 6.650% 11/15/37	50,000	56,647
Time Warner, Inc. 5.875% 11/15/16	70,000	80,796

		1,205,184

Oil & Gas — 0.4%
Petroleos Mexicanos (b) 6.500% 6/02/41	55,000	61,875
Statoil ASA 2.900% 10/15/14	365,000	383,022

		444,897

Pharmaceuticals — 0.1%
AstraZeneca PLC 5.400% 9/15/12	50,000	51,727
Express Scripts, Inc. 7.250% 6/15/19	95,000	113,209

		164,936

Pipelines — 0.6%
Kinder Morgan Energy Partners LP 5.125% 11/15/14	65,000	70,319
Kinder Morgan Energy Partners LP 5.950% 2/15/18	250,000	285,611
Rockies Express Pipeline LLC (b) 6.850% 7/15/18	70,000	72,324
TransCanada PipeLines Ltd. 6.200% 10/15/37	225,000	280,435

		708,689

Real Estate Investment Trusts (REITS) — 0.6%
Brandywine Operating Partners LP 4.950% 4/15/18	65,000	63,984
DDR Corp. 4.750% 4/15/18	250,000	239,202
ProLogis LP 7.375% 10/30/19	375,000	423,671

		726,857

Retail — 0.7%
Michaels Stores, Inc. 7.750% 11/01/18	250,000	252,500
New Albertsons, Inc. 7.250% 5/01/13	275,000	286,000

	Principal Amount	Value
Wal-Mart Stores, Inc. 4.875% 7/08/40	$225,000	$259,822

		798,322

Savings & Loans — 0.4%
Teco Finance, Inc. 5.150% 3/15/20	425,000	472,240

Software — 0.6%
First Data Corp. (b) 8.250% 1/15/21	94,000	84,130
First Data Corp. (b) 8.750% 1/15/22	94,000	80,840
First Data Corp. 9.875% 9/24/15	22,000	20,570
First Data Corp. 12.625% 1/15/21	189,000	164,430
Oracle Corp. 6.125% 7/08/39	250,000	328,360

		678,330

Telecommunications — 1.0%
AT&T, Inc. 5.350% 9/01/40	450,000	506,205
Nextel Communications, Inc. Series D 7.375% 8/01/15	175,000	160,125
Telecom Italia Capital SA 5.250% 10/01/15	50,000	45,866
Telecom Italia Capital SA 6.375% 11/15/33	25,000	18,934
Telecom Italia Capital SA 7.721% 6/04/38	250,000	213,211
Verizon Communications, Inc. 4.750% 11/01/41	300,000	322,870

		1,267,211

Transportation — 0.6%
Norfolk Southern Corp. (b) 4.837% 10/01/41	33,000	35,013
Norfolk Southern Corp. 5.750% 4/01/18	50,000	58,946
Union Pacific Corp. 4.163% 7/15/22	104,000	112,878
Union Pacific Corp. 4.750% 9/15/41	500,000	544,727

		751,564

TOTAL CORPORATE DEBT (Cost $16,156,505)		16,876,307

MUNICIPAL OBLIGATIONS — 0.5%
State of California BAB 7.625% 3/01/40	500,000	615,175

TOTAL MUNICIPAL OBLIGATIONS (Cost $518,480)		615,175

The accompanying notes are an integral part of the financial statements.

48

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.9%
Commercial MBS — 1.9%
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (b) 3.742% 11/10/46	$491,326	$515,598
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5 VRN 5.224% 4/10/37	800,000	853,472
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3, Class A4 (b) 4.717% 2/16/46	400,000	437,301
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A4 VRN 5.197% 11/15/30	550,000	603,926

		2,410,297

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,201,778)		2,410,297

SOVEREIGN DEBT OBLIGATIONS — 1.6%
Argentina Bonos FRN 1.000% 8/03/12	213,000	26,305
Croatia Government International Bond (d) 6.750% 11/05/19	100,000	95,000
Indonesia Government Bond IDR (e) 9.500% 6/15/15	950,000,000	118,560
Indonesia Government Bond IDR (e) 10.750% 5/15/16	85,000,000	11,317
Indonesia Government Bond IDR (e) 11.000% 10/15/14	75,000,000	9,500
Indonesia Government Bond IDR (e) 12.500% 3/15/13	80,000,000	9,627
Indonesia Government Bond IDR (e) 12.800% 6/15/21	95,000,000	15,438
Mexico Government International Bond 6.050% 1/11/40	90,000	110,025
Republic of Argentina 7.000% 10/03/15	10,000	9,325
Republic of Argentina 8.280% 12/31/33	84,030	61,342
Republic of Brazil International Bond 5.625% 1/07/41	150,000	174,000
Republic of Colombia COP (e) 9.850% 6/28/27	52,000,000	37,764
Republic of Colombia COP (e) 12.000% 10/22/15	155,000,000	102,555

	Principal Amount	Value
Republic of Hungary International Bond 6.250% 1/29/20	$250,000	$225,000
Republic of Hungary International Bond 7.625% 3/29/41	350,000	308,000
Republic of Iraq (d) 5.800% 1/15/28	250,000	205,000
Republic of Venezuela 9.375% 1/13/34	80,000	55,200
South Africa Government Bond ZAR (e) 7.250% 1/15/20	200,000	23,821
South Africa Government Bond ZAR (e) 8.250% 9/15/17	250,000	32,205
Thailand Government Bond THB (e) 3.625% 5/22/15	1,325,000	42,637
Thailand Government Bond THB (e) 5.250% 5/12/14	775,000	25,726
Turkey Government Bond TRY (e) 10.000% 2/15/12	182,391	98,094
Turkey Government International Bond 6.750% 5/30/40	100,000	103,000
United Mexican States 5.125% 1/15/20	20,000	22,850

		1,922,291

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,010,796)		1,922,291

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 11.2%
Collateralized Mortgage Obligations — 0.4%
Federal Home Loan Mortgage Corp., Series 3233, Class PA 6.000% 10/15/36	64,650	72,254
Federal Home Loan Mortgage Corp., Series 3312, Class PA 5.500% 5/15/37	75,863	82,790
Federal National Mortgage Association, Series 2007-33, Class HE 5.500% 4/25/37	97,538	107,482
Federal National Mortgage Association, Series 2007-40, Class PT 5.500% 5/25/37	204,949	223,473

		485,999

Pass-Through Securities — 10.8%
Federal Home Loan Mortgage Corp. Pool #G03865 5.500% 12/01/37	258,570	280,013
Pool #G04553 6.500% 8/01/38	15,974	17,677
Federal National Mortgage Association Pool #AB1068 4.500% 5/01/25	569,513	606,665

The accompanying notes are an integral part of the financial statements.

49

MML Asset Allocation Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AH7009 4.500% 3/01/41	$1,875,029	$1,993,683
Pool #891908 5.500% 6/01/21	306,049	333,354
Pool #888352 5.500% 5/01/37	683,875	745,504
Pool #929318 5.500% 3/01/38	59,271	64,482
Pool #AL0414 5.500% 9/01/40	82,000	89,159
Pool #888408 6.000% 3/01/37	34,221	37,381
Pool #888637 6.000% 9/01/37	166,710	183,251
Pool #AC0479 6.000% 9/01/39	1,922,754	2,113,528
Pool #944066 6.500% 7/01/37	86,912	95,512
Pool #256860 6.500% 8/01/37	10,154	11,159
Pool #995230 6.500% 1/01/39	18,457	20,514
Pool #995231 6.500% 1/01/39	538,258	598,244
Pool #888373 7.000% 3/01/37	79,587	87,385
Pool #955210 7.000% 12/01/37	27,983	30,724
Pool #256975 7.000% 10/01/47	19,934	21,887
Federal National Mortgage Association TBA Pool #11782 4.500% 3/01/21 (f)	562,000	599,013
Government National Mortgage Association TBA Pool #9945 4.500% 8/01/39 (f)	4,904,000	5,344,211

		13,273,346

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $13,412,609)		13,759,345

U.S. TREASURY OBLIGATIONS — 6.2%
U.S. Treasury Bonds & Notes — 6.2%
U.S. Treasury Bond 4.625% 2/15/40	325,000	438,655
U.S. Treasury Note 0.875% 11/30/16	5,582,000	5,599,225
U.S. Treasury Note 2.000% 11/15/21	225,000	227,584

	Principal Amount	Value
U.S. Treasury Note 2.125% 2/29/16	$1,250,000	$1,326,367

		7,591,831

TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,404,868)		7,591,831

TOTAL BONDS & NOTES (Cost $41,705,036)		43,175,246

TOTAL LONG-TERM INVESTMENTS (Cost $106,683,170)		116,444,553

SHORT-TERM INVESTMENTS — 9.3%
Repurchase Agreement — 9.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (g)	11,519,209	11,519,209

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	5,263	5,263

TOTAL SHORT-TERM INVESTMENTS (Cost $11,524,472)		11,524,472

TOTAL INVESTMENTS — 103.8% (Cost $118,207,642) (h)		127,969,025

Other Assets/(Liabilities) — (3.8)%		(4,680,726)

NET ASSETS — 100.0%		$123,288,299

Notes to Portfolio of Investments

ADR	American Depositary Receipt
BAB	Build America Bonds
COP	Colombian Peso
FRN	Floating Rate Note
IDR	Indonesian Rupiah
MBS	Mortgage-Backed Security
TBA	To Be Announced
THB	Thai Baht
TRY	New Turkish Lira
VRN	Variable Rate Note
ZAR	South African Rand
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $3,349,648 or 2.72% of net assets.

The accompanying notes are an integral part of the financial statements.

50

MML Asset Allocation Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2011, these securities amounted to a value of $90,000 or 0.07% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2011, these securities amounted to a value of $300,000 or 0.24% of net assets.
(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	Maturity value of $11,519,222. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $11,752,378.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

51

MML Concentrated Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 99.5%

COMMON STOCK — 99.5%
Agriculture — 3.4%
Philip Morris International, Inc.	36,400	$2,856,672

Airlines — 1.8%
Southwest Airlines Co.	176,900	1,514,264

Apparel — 2.0%
Nike, Inc. Class B	17,900	1,725,023

Beverages — 5.8%
Diageo PLC Sponsored ADR (United Kingdom)	32,100	2,806,182
PepsiCo, Inc.	32,800	2,176,280

		4,982,462

Biotechnology — 6.0%
Celgene Corp. (a)	47,100	3,183,960
Myriad Genetics, Inc. (a)	91,300	1,911,822

		5,095,782

Chemicals — 2.4%
Monsanto Co.	28,700	2,011,009

Coal — 3.3%
CONSOL Energy, Inc.	77,500	2,844,250

Commercial Services — 2.1%
Quanta Services, Inc. (a)	83,700	1,802,898

Computers — 11.2%
Apple, Inc. (a)	10,700	4,333,500
Cognizant Technology Solutions Corp. Class A (a)	27,900	1,794,249
EMC Corp. (a)	156,600	3,373,164

		9,500,913

Cosmetics & Personal Care — 2.6%
The Procter & Gamble Co.	33,100	2,208,101

Diversified Financial — 6.4%
BlackRock, Inc.	21,300	3,796,512
The Charles Schwab Corp.	143,300	1,613,558

		5,410,070

Health Care – Products — 7.0%
Johnson & Johnson	44,500	2,918,310
Medtronic, Inc.	79,500	3,040,875

		5,959,185

Internet — 14.0%
Amazon.com, Inc. (a)	15,950	2,760,945
eBay, Inc. (a)	103,200	3,130,056
F5 Networks, Inc. (a)	30,500	3,236,660
Groupon, Inc. (a)	47,900	988,177
Rackspace Hosting, Inc. (a)	42,500	1,827,925

		11,943,763

	Number of Shares	Value
Manufacturing — 2.0%
3M Co.	21,300	$1,740,849

Oil & Gas — 2.4%
Nabors Industries Ltd. (a)	120,400	2,087,736

Oil & Gas Services — 1.9%
Schlumberger Ltd.	23,600	1,612,116

Pharmaceuticals — 6.2%
Abbott Laboratories	57,200	3,216,356
Roche Holding AG Sponsored ADR (Switzerland)	49,400	2,101,970

		5,318,326

Retail — 3.7%
Lowe’s Cos., Inc.	123,800	3,142,044

Software — 9.9%
Adobe Systems, Inc. (a)	138,200	3,906,914
Autodesk, Inc. (a)	47,000	1,425,510
Microsoft Corp.	74,800	1,941,808
Red Hat, Inc. (a)	27,200	1,123,088

		8,397,320

Telecommunications — 5.4%
Cisco Systems, Inc.	106,300	1,921,904
QUALCOMM, Inc.	48,200	2,636,540

		4,558,444

TOTAL COMMON STOCK (Cost $78,989,100)		84,711,227

TOTAL EQUITIES (Cost $78,989,100)		84,711,227

TOTAL LONG-TERM INVESTMENTS (Cost $78,989,100)		84,711,227

	Principal Amount
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$501,150	501,150

TOTAL SHORT-TERM INVESTMENTS (Cost $501,150)		501,150

TOTAL INVESTMENTS — 100.1% (Cost $79,490,250) (c)		85,212,377

Other Assets/(Liabilities) — (0.1)%		(47,527)

NET ASSETS — 100.0%		$85,164,850

The accompanying notes are an integral part of the financial statements.

52

MML Concentrated Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $501,151. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $512,357.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

53

MML Equity Income Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 96.2%

COMMON STOCK — 95.7%
Aerospace & Defense — 1.6%
The Boeing Co.	69,300	$5,083,155
Exelis, Inc.	58,800	532,140
Lockheed Martin Corp.	38,100	3,082,290

		8,697,585

Agriculture — 0.8%
Archer-Daniels-Midland Co.	147,100	4,207,060

Auto Manufacturers — 0.2%
General Motors Co. (a)	57,300	1,161,471

Banks — 7.5%
Bank of America Corp.	637,577	3,544,928
Bank of New York Mellon Corp.	147,800	2,942,698
Capital One Financial Corp.	71,700	3,032,193
Northern Trust Corp.	110,300	4,374,498
PNC Financial Services Group, Inc.	83,400	4,809,678
Regions Financial Corp.	285,200	1,226,360
SunTrust Banks, Inc.	188,100	3,329,370
U.S. Bancorp	313,900	8,490,995
Wells Fargo & Co.	333,300	9,185,748

		40,936,468

Beverages — 1.4%
Molson Coors Brewing Co. Class B	51,500	2,242,310
PepsiCo, Inc.	77,500	5,142,125

		7,384,435

Biotechnology — 0.9%
Amgen, Inc.	73,600	4,725,856

Building Materials — 0.7%
Fortune Brands Home & Security, Inc. (a)	82,700	1,408,381
Masco Corp.	179,000	1,875,920
USG Corp. (a)	77,000	782,320

		4,066,621

Chemicals — 2.0%
E.I. du Pont de Nemours & Co.	61,400	2,810,892
International Flavors & Fragrances, Inc.	51,300	2,689,146
Monsanto Co.	80,100	5,612,607

		11,112,645

Commercial Services — 0.2%
H&R Block, Inc.	75,000	1,224,750

Computers — 1.6%
Computer Sciences Corp.	153,400	3,635,580
Hewlett-Packard Co.	187,500	4,830,000

		8,465,580

	Number of Shares	Value
Cosmetics & Personal Care — 0.7%
Avon Products, Inc.	214,500	$3,747,315

Distribution & Wholesale — 0.6%
Genuine Parts Co.	50,500	3,090,600

Diversified Financial — 6.2%
American Express Co.	218,500	10,306,645
JP Morgan Chase & Co.	375,300	12,478,725
Legg Mason, Inc.	147,000	3,535,350
Morgan Stanley	91,100	1,378,343
NYSE Euronext	92,000	2,401,200
SLM Corp.	263,200	3,526,880

		33,627,143

Electric — 6.4%
Duke Energy Corp.	163,700	3,601,400
Entergy Corp.	94,200	6,881,310
Exelon Corp.	148,000	6,418,760
FirstEnergy Corp.	56,400	2,498,520
Pinnacle West Capital Corp.	63,100	3,040,158
PPL Corp.	76,700	2,256,514
Progress Energy, Inc.	82,700	4,632,854
TECO Energy, Inc.	59,600	1,140,744
Xcel Energy, Inc.	153,700	4,248,268

		34,718,528

Electrical Components & Equipment — 0.7%
Emerson Electric Co.	84,800	3,950,832

Energy – Alternate Sources — 0.1%
First Solar, Inc. (a)	9,100	307,216

Entertainment — 0.3%
The Madison Square Garden Co. Class A (a)	51,625	1,478,540

Foods — 1.8%
Campbell Soup Co.	97,900	3,254,196
ConAgra Foods, Inc.	139,800	3,690,720
The Hershey Co.	6,400	395,392
McCormick & Co., Inc.	49,300	2,485,706

		9,826,014

Forest Products & Paper — 1.8%
International Paper Co.	221,900	6,568,240
MeadWestvaco Corp.	102,700	3,075,865

		9,644,105

Gas — 1.1%
NiSource, Inc.	255,300	6,078,693

Health Care – Products — 1.4%
Johnson & Johnson	119,300	7,823,694

Health Care – Services — 1.4%
Quest Diagnostics, Inc.	56,900	3,303,614
Thermo Fisher Scientific, Inc. (a)	102,300	4,600,431

		7,904,045

The accompanying notes are an integral part of the financial statements.

54

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Furnishing — 0.8%
Whirlpool Corp.	87,800	$4,166,110

Household Products — 3.5%
Avery Dennison Corp.	70,500	2,021,940
The Clorox Co.	83,400	5,551,104
Beam, Inc.	89,100	4,564,593
Kimberly-Clark Corp.	93,400	6,870,504

		19,008,141

Insurance — 3.7%
The Allstate Corp.	200,600	5,498,446
The Chubb Corp.	37,800	2,616,516
Lincoln National Corp.	127,600	2,477,992
Loews Corp.	30,300	1,140,795
Marsh & McLennan Cos., Inc.	197,100	6,232,302
Sun Life Financial, Inc.	103,300	1,913,116

		19,879,167

Internet — 0.2%
Yahoo!, Inc. (a)	70,900	1,143,617

Iron & Steel — 1.0%
Nucor Corp.	140,400	5,555,628

Leisure Time — 0.5%
Harley-Davidson, Inc.	67,400	2,619,838

Lodging — 0.4%
Marriott International, Inc. Class A	77,564	2,262,542

Machinery – Construction & Mining — 0.5%
Ingersoll-Rand PLC	82,700	2,519,869

Machinery – Diversified — 0.3%
Xylem, Inc.	68,000	1,746,920

Manufacturing — 7.3%
3M Co.	94,500	7,723,485
Cooper Industries PLC Class A	90,300	4,889,745
General Electric Co.	797,000	14,274,270
Honeywell International, Inc.	112,600	6,119,810
Illinois Tool Works, Inc.	127,100	5,936,841
ITT Corp.	34,000	657,220

		39,601,371

Media — 5.2%
Cablevision Systems Corp. Class A	140,100	1,992,222
Comcast Corp. Class A	139,300	3,302,803
The McGraw-Hill Cos., Inc.	116,900	5,256,993
The New York Times Co. Class A (a)	180,500	1,395,265
Time Warner, Inc.	220,433	7,966,449
The Walt Disney Co.	178,600	6,697,500
WPP PLC	141,000	1,472,503

		28,083,735

Mining — 0.8%
Vulcan Materials Co.	113,000	4,446,550

	Number of Shares	Value
Oil & Gas — 12.0%
Anadarko Petroleum Corp.	81,200	$6,197,996
BP PLC Sponsored ADR (United Kingdom)	88,800	3,795,312
Chevron Corp.	151,200	16,087,680
ConocoPhillips	42,000	3,060,540
Diamond Offshore Drilling, Inc.	69,300	3,829,518
Exxon Mobil Corp.	155,600	13,188,656
Murphy Oil Corp.	116,300	6,482,562
Petroleo Brasileiro SA Sponsored ADR (Brazil)	56,900	1,413,965
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	149,800	10,948,882

		65,005,111

Oil & Gas Services — 0.9%
Schlumberger Ltd.	71,200	4,863,672

Pharmaceuticals — 3.4%
Bristol-Myers Squibb Co.	149,600	5,271,904
Merck & Co., Inc.	168,600	6,356,220
Pfizer, Inc.	313,354	6,780,981

		18,409,105

Pipelines — 0.5%
Spectra Energy Corp.	94,550	2,907,412

Real Estate Investment Trusts (REITS) — 0.4%
Weyerhaeuser Co.	112,442	2,099,292

Retail — 3.3%
The Home Depot, Inc.	184,800	7,768,992
Kohl’s Corp.	60,800	3,000,480
Macy’s, Inc.	95,900	3,086,062
Staples, Inc.	251,000	3,486,390
Tiffany & Co.	6,700	443,942

		17,785,866

Semiconductors — 1.6%
Analog Devices, Inc.	106,700	3,817,726
Applied Materials, Inc.	284,900	3,051,279
Texas Instruments, Inc.	64,400	1,874,684

		8,743,689

Software — 1.3%
Microsoft Corp.	275,400	7,149,384

Telecommunications — 6.5%
AT&T, Inc.	336,400	10,172,736
CenturyLink, Inc.	89,005	3,310,986
Cisco Systems, Inc.	251,300	4,543,504
Corning, Inc.	211,000	2,738,780
Harris Corp.	136,200	4,908,648
Telefonica SA	127,650	2,202,954
Verizon Communications, Inc.	129,200	5,183,504
Vodafone Group PLC	829,200	2,302,158

		35,363,270

The accompanying notes are an integral part of the financial statements.

55

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Toys, Games & Hobbies — 0.9%
Mattel, Inc.	182,100	$5,055,096

Transportation — 1.3%
Canadian Pacific Railway Ltd.	19,400	1,312,798
United Parcel Service, Inc. Class B	77,000	5,635,630

		6,948,428

TOTAL COMMON STOCK (Cost $480,782,760)		519,543,009

PREFERRED STOCK — 0.5%
Auto Manufacturers — 0.5%
General Motors Co. 4.750%	83,350	2,854,738

TOTAL PREFERRED STOCK (Cost $4,171,346)		2,854,738

TOTAL EQUITIES (Cost $484,954,106)		522,397,747

MUTUAL FUNDS — 1.1%
Diversified Financial — 1.1%
T. Rowe Price Reserve Investment Fund	5,961,381	5,961,381

TOTAL MUTUAL FUNDS (Cost $5,961,381)		5,961,381

TOTAL LONG-TERM INVESTMENTS (Cost $490,915,487)		528,359,128

	Principal Amount
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreement — 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$13,806,351	13,806,351

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	30,944	30,944

TOTAL SHORT-TERM INVESTMENTS (Cost $13,837,295)		13,837,295

TOTAL INVESTMENTS — 99.9% (Cost $504,752,782) (c)		542,196,423

Other Assets/(Liabilities) — 0.1%		642,853

NET ASSETS — 100.0%		$542,839,276

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $13,806,366. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $14,082,819.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

56

MML Foreign Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 95.2%

COMMON STOCK — 93.9%
Aerospace & Defense — 1.7%
BAE Systems PLC	698,450	$3,079,572
Embraer SA Sponsored ADR (Brazil)	83,640	2,109,401

		5,188,973

Auto Manufacturers — 2.0%
Nissan Motor Co. Ltd.	341,570	3,065,780
Toyota Motor Corp. Sponsored ADR (Japan)	47,390	3,133,901

		6,199,681

Automotive & Parts — 1.0%
Cie Generale des Etablissements Michelin Class B	49,970	2,937,647

Banks — 6.3%
Banco Santander SA	106,970	808,195
Credit Agricole SA	207,090	1,165,155
DBS Group Holdings, Ltd.	573,479	5,080,079
HSBC Holdings PLC	393,600	2,979,632
ICICI Bank Ltd. Sponsored ADR (India)	84,850	2,242,585
Intesa Sanpaolo	652,932	1,084,489
KB Financial Group, Inc. Sponsored ADR (Republic of Korea)	80,670	2,528,198
Mitsubishi UFJ Financial Group, Inc.	228,100	967,653
Nordea Bank AB	116,605	897,199
UniCredit SpA	224,992	1,854,954

		19,608,139

Building Materials — 1.1%
CRH PLC	172,452	3,423,691

Chemicals — 1.8%
Akzo Nobel NV	71,210	3,426,266
Lonza Group AG Registered (a)	36,480	2,146,662

		5,572,928

Commercial Services — 2.2%
Adecco SA (a)	37,100	1,546,241
G4S PLC	750,040	3,156,977
Randstad Holding NV	58,153	1,711,857
Rentokil Initial PLC (a)	428,422	415,101

		6,830,176

Computers — 1.1%
Compal Electronics, Inc.	2,144,605	2,134,843
Lite On Technology Corp.	1,043,430	1,174,738

		3,309,581

Distribution & Wholesale — 1.9%
ITOCHU Corp.	403,800	4,094,520
Wolseley PLC	52,829	1,741,243

		5,835,763

	Number of Shares	Value
Diversified Financial — 0.7%
UBS AG (a)	182,700	$2,170,164

Electric — 2.1%
E.ON AG	119,450	2,567,722
Iberdrola SA	392,531	2,447,832
National Grid PLC	138,282	1,341,629

		6,357,183

Electronics — 1.7%
Flextronics International Ltd. (a)	315,340	1,784,824
Koninklijke Philips Electronics NV	167,890	3,518,226

		5,303,050

Food Services — 1.1%
Compass Group PLC	354,702	3,358,467

Foods — 3.6%
Nestle SA	46,510	2,670,270
Tesco PLC	580,210	3,632,152
Unilever PLC	143,167	4,805,600

		11,108,022

Gas — 0.7%
Gaz De France	75,588	2,055,781

Health Care – Services — 0.7%
Rhoen-Klinikum AG	118,083	2,249,604

Holding Company – Diversified — 0.6%
Hutchison Whampoa Ltd.	224,291	1,876,577

Home Furnishing — 0.3%
Sony Corp.	44,235	797,206

Insurance — 7.9%
ACE Ltd.	59,484	4,171,018
AIA Group Ltd.	1,336,400	4,165,324
Aviva PLC	595,535	2,764,637
AXA SA	211,767	2,729,135
ING Groep NV (a)	464,460	3,309,849
Muenchener Rueckversicherungs AG	27,060	3,319,159
Swiss Re Ltd. (a)	75,770	3,858,862

		24,317,984

Internet — 1.6%
Check Point Software Technologies Ltd. (a)	21,339	1,121,151
Trend Micro, Inc.	130,600	3,899,282

		5,020,433

Iron & Steel — 1.4%
Citic Pacific Ltd.	1,168,320	2,094,696
POSCO ADR (Republic of Korea)	26,581	2,182,300

		4,276,996

Machinery – Diversified — 0.3%
Alstom SA	30,530	920,680

The accompanying notes are an integral part of the financial statements.

57

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing — 2.0%
Konica Minolta Holdings, Inc.	239,500	$1,783,422
Siemens AG	46,736	4,469,859

		6,253,281

Media — 3.3%
British Sky Broadcasting Group PLC	205,574	2,336,011
Pearson PLC	128,604	2,408,441
Reed Elsevier NV	277,543	3,228,013
Vivendi SA	102,380	2,235,063

		10,207,528

Oil & Gas — 11.5%
BP PLC	468,264	3,339,309
ENI SpA	204,713	4,228,460
Petroleo Brasileiro SA Sponsored ADR (Brazil)	151,640	3,562,024
Royal Dutch Shell PLC Class A	2,447	89,958
Royal Dutch Shell PLC Class B	188,304	7,166,134
Sasol Ltd. Sponsored ADR (South Africa)	64,700	3,066,780
StatoilHydro ASA	204,250	5,231,271
Talisman Energy, Inc.	294,400	3,750,981
Total SA	100,112	5,109,816

		35,544,733

Oil & Gas Services — 0.8%
SBM Offshore NV	116,456	2,393,877

Packaging & Containers — 0.5%
Rexam PLC	308,610	1,688,740

Pharmaceuticals — 9.6%
Bayer AG	51,920	3,319,386
Celesio AG	71,790	1,137,254
GlaxoSmithKline PLC	226,254	5,159,184
Merck KGaA	35,150	3,504,192
Novartis AG	73,150	4,178,791
Roche Holding AG	33,520	5,668,822
Sanofi	90,688	6,635,732

		29,603,361

Real Estate — 0.8%
Cheung Kong Holdings	221,215	2,625,389

Retail — 1.8%
Kingfisher PLC	886,144	3,445,097
Marks & Spencer Group PLC	434,140	2,094,388

		5,539,485

Semiconductors — 5.8%
Infineon Technologies AG	427,477	3,217,496
Samsung Electronics Co., Ltd.	9,953	9,142,088
Taiwan Semiconductor Manufacturing Co. Ltd.	2,213,275	5,534,918

		17,894,502

	Number of Shares	Value
Software — 1.6%
SAP AG Sponsored ADR (Germany)	95,360	$5,049,312

Telecommunications — 13.0%
China Mobile Ltd.	259,500	2,530,100
China Telecom Corp. Ltd. Class H	8,147,643	4,620,081
France Telecom SA	198,787	3,110,964
Mobile TeleSystems Sponsored ADR (Russia)	114,225	1,676,823
Singapore Telecommunications Ltd.	239,000	569,675
Singapore Telecommunications Ltd.	1,849,000	4,406,965
Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)	309,690	3,137,160
Telefonica SA Sponsored ADR (Spain)	282,075	4,848,869
Telekom Austria AG	163,910	1,963,100
Telenor ASA	399,566	6,537,273
Vodafone Group PLC Sponsored ADR (United Kingdom)	240,423	6,739,057

		40,140,067

Toys, Games & Hobbies — 0.5%
Nintendo Co. Ltd.	12,000	1,654,283

Transportation — 0.9%
Deutsche Post AG	172,271	2,648,609

TOTAL COMMON STOCK (Cost $343,231,632)		289,961,893

PREFERRED STOCK — 1.3%
Mining — 1.3%
Vale SA Sponsored ADR (Brazil) 8.180%	191,752	3,950,091

TOTAL PREFERRED STOCK (Cost $2,736,273)		3,950,091

TOTAL EQUITIES (Cost $345,967,905)		293,911,984

TOTAL LONG-TERM INVESTMENTS (Cost $345,967,905)		293,911,984

	Principal Amount
SHORT-TERM INVESTMENTS — 5.6%
Repurchase Agreement — 5.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$17,249,973	17,249,973

The accompanying notes are an integral part of the financial statements.

58

MML Foreign Fund – Portfolio of Investments (Continued)

Value

TOTAL SHORT-TERM INVESTMENTS (Cost $17,249,973)	$17,249,973

TOTAL INVESTMENTS — 100.8% (Cost $363,217,878) (c)	311,161,957

Other Assets/(Liabilities) — (0.8)%	(2,317,765)

NET ASSETS — 100.0%	$308,844,192

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $17,249,992. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 9/25/39 – 11/15/40, and an aggregate market value, including accrued interest, of $17,597,927.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

59

MML Global Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.0%

COMMON STOCK — 98.0%
Advertising — 1.4%
Omnicom Group, Inc.	34,590	$1,542,022

Aerospace & Defense — 1.3%
United Technologies Corp.	19,700	1,439,873

Apparel — 1.3%
Burberry Group PLC	20,930	383,024
Nike, Inc. Class B	10,910	1,051,397

		1,434,421

Banks — 7.3%
Banco Santander SA ADS (Brazil)	62,980	512,657
Bank of New York Mellon Corp.	74,410	1,481,503
Credicorp Ltd.	2,170	237,550
Erste Group Bank AG	24,807	434,478
ICICI Bank Ltd. Sponsored ADR (India)	12,620	333,547
Julius Baer Group Ltd. (a)	29,924	1,163,804
Komercni Banka AS	3,118	525,577
Standard Chartered PLC	62,472	1,360,172
State Street Corp.	50,570	2,038,477

		8,087,765

Beverages — 7.6%
Carlsberg A/S Class B	8,232	581,402
Diageo PLC	118,895	2,594,399
Dr. Pepper Snapple Group, Inc.	21,380	844,082
Heineken NV	57,464	2,652,850
PepsiCo, Inc.	4,950	328,433
Pernod-Ricard SA	14,672	1,357,982

		8,359,148

Chemicals — 8.9%
Air Liquide	8,841	1,092,625
Akzo Nobel NV	32,226	1,550,553
Brenntag AG	1,034	96,057
Givaudan SA Registered (a)	323	306,569
Linde AG	23,470	3,491,511
Praxair, Inc.	9,930	1,061,517
The Sherwin-Williams Co.	12,380	1,105,163
Shin-Etsu Chemical Co. Ltd.	21,800	1,072,126

		9,776,121

Commercial Services — 1.7%
Visa, Inc. Class A	18,510	1,879,320

Computers — 1.9%
Accenture PLC Class A	38,200	2,033,386

Cosmetics & Personal Care — 2.9%
Beiersdorf AG	7,448	422,395
Colgate-Palmolive Co.	17,350	1,602,966
The Procter & Gamble Co.	18,170	1,212,121

		3,237,482

	Number of Shares	Value
Diversified Financial — 3.7%
Aeon Credit Service Co. Ltd.	23,000	$362,974
American Express Co.	22,840	1,077,363
Deutsche Boerse AG (a)	13,260	695,178
The Goldman Sachs Group, Inc.	10,870	982,974
UBS AG (a)	79,332	942,329

		4,060,818

Electric — 0.2%
Red Electrica Corp. SA	6,064	258,742

Electrical Components & Equipment — 2.6%
Legrand SA	44,382	1,421,798
Schneider Electric SA	27,545	1,439,524

		2,861,322

Electronics — 2.7%
Amphenol Corp. Class A	19,920	904,169
Hoya Corp.	45,600	980,881
Waters Corp. (a)	15,010	1,111,490

		2,996,540

Entertainment — 0.7%
Ladbrokes PLC	118,710	239,411
William Hill PLC	155,853	489,638

		729,049

Food Services — 1.2%
Compass Group PLC	137,180	1,298,878

Foods — 6.8%
Danone SA	33,213	2,086,207
The J.M. Smucker Co.	13,310	1,040,443
Nestle SA	62,643	3,596,511
Tesco PLC	126,552	792,223

		7,515,384

Forest Products & Paper — 1.3%
Svenska Cellulosa AB Class B	95,980	1,420,834

Health Care – Products — 4.4%
Johnson & Johnson	13,000	852,540
Medtronic, Inc.	48,680	1,862,010
Sonova Holding AG (a)	5,828	609,477
St. Jude Medical, Inc.	43,770	1,501,311

		4,825,338

Health Care – Services — 1.5%
Thermo Fisher Scientific, Inc. (a)	37,540	1,688,174

Holding Company – Diversified — 1.8%
LVMH Moet Hennessy Louis Vuitton SA	14,344	2,020,906

Household Products — 2.4%
Reckitt Benckiser Group PLC	53,846	2,653,441

The accompanying notes are an integral part of the financial statements.

60

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 1.2%
AXA SA	43,091	$555,333
Swiss Re Ltd. (a)	14,630	745,086

		1,300,419

Leisure Time — 0.3%
Harley-Davidson, Inc.	8,790	341,667

Machinery – Diversified — 0.3%
Rockwell Automation, Inc.	3,910	286,877

Manufacturing — 4.1%
3M Co.	24,680	2,017,097
Honeywell International, Inc.	40,640	2,208,784
Smiths Group PLC	22,139	313,154

		4,539,035

Media — 4.0%
The Walt Disney Co.	81,440	3,054,000
WPP PLC	126,984	1,326,130

		4,380,130

Office Equipment/Supplies — 1.1%
Canon, Inc.	27,400	1,212,419

Oil & Gas — 1.3%
Inpex Corp.	158	993,596
Royal Dutch Shell PLC Class A	12,189	443,492

		1,437,088

Oil & Gas Services — 1.7%
National Oilwell Varco, Inc.	15,760	1,071,522
Schlumberger Ltd.	12,090	825,868

		1,897,390

Pharmaceuticals — 4.6%
Bayer AG	30,162	1,928,338
DENTSPLY International, Inc.	26,260	918,837
Merck KGaA	13,472	1,343,058
Roche Holding AG	5,142	869,603

		5,059,836

Retail — 5.6%
Cie Financiere Richemont SA	22,654	1,140,689
Hennes & Mauritz AB Class B	18,280	586,544
Lawson, Inc.	5,600	349,468
Sally Beauty Holdings, Inc. (a)	25,970	548,746
Target Corp.	25,960	1,329,671
Urban Outfitters, Inc. (a)	23,100	636,636
Walgreen Co.	47,040	1,555,143

		6,146,897

Semiconductors — 1.9%
Microchip Technology, Inc.	16,360	599,267
Samsung Electronics Co., Ltd.	1,596	1,465,967

		2,065,234

Software — 3.3%
Autodesk, Inc. (a)	22,810	691,827

	Number of Shares	Value
Dassault Systemes SA	10,653	$852,982
Oracle Corp.	83,260	2,135,619

		3,680,428

Telecommunications — 1.2%
Cisco Systems, Inc.	71,130	1,286,030

Transportation — 3.8%
Canadian National Railway Co.	25,060	1,968,714
Kuehne & Nagel International AG	2,620	293,239
United Parcel Service, Inc. Class B	25,710	1,881,715

		4,143,668

TOTAL COMMON STOCK (Cost $94,075,163)		107,896,082

TOTAL EQUITIES (Cost $94,075,163)		107,896,082

TOTAL LONG-TERM INVESTMENTS (Cost $94,075,163)		107,896,082

	Principal Amount
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$2,111,427	2,111,427

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	6,729	6,729

TOTAL SHORT-TERM INVESTMENTS (Cost $2,118,156)		2,118,156

TOTAL INVESTMENTS — 99.9% (Cost $96,193,319) (c)		110,014,238

Other Assets/(Liabilities) — 0.1%		128,710

NET ASSETS — 100.0%		$110,142,948

Notes to Portfolio of Investments

ADR	American Depositary Receipt
ADS	American Depositary Share
(a)	Non-income producing security.
(b)	Maturity value of $2,111,430. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/25/38, and an aggregate market value, including accrued interest, of $2,155,586.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

61

MML Growth & Income Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 98.8%
Aerospace & Defense — 2.0%
United Technologies Corp.	35,112	$2,566,337

Agriculture — 2.3%
Philip Morris International, Inc.	37,013	2,904,780

Apparel — 1.6%
Nike, Inc. Class B	15,683	1,511,371
VF Corp.	3,820	485,102

		1,996,473

Auto Manufacturers — 0.5%
Bayerische Motoren Werke AG	10,245	684,932

Banks — 4.1%
Bank of America Corp.	151,663	843,246
Bank of New York Mellon Corp.	45,516	906,224
State Street Corp.	19,492	785,722
SunTrust Banks, Inc.	24,058	425,827
Wells Fargo & Co.	83,440	2,299,606

		5,260,625

Beverages — 3.7%
Diageo PLC	61,292	1,337,448
Heineken NV	37,954	1,752,163
PepsiCo, Inc.	25,084	1,664,323

		4,753,934

Building Materials — 0.8%
Owens Corning, Inc. (a)	34,380	987,394

Chemicals — 4.2%
Celanese Corp. Series A	16,530	731,783
Linde AG	11,205	1,666,910
Praxair, Inc.	13,167	1,407,552
The Sherwin-Williams Co.	16,477	1,470,902

		5,277,147

Commercial Services — 2.7%
MasterCard, Inc. Class A	4,292	1,600,143
Visa, Inc. Class A	17,860	1,813,326

		3,413,469

Computers — 7.2%
Accenture PLC Class A	16,480	877,231
Apple, Inc. (a)	11,857	4,802,085
EMC Corp. (a)	119,939	2,583,486
International Business Machines Corp.	4,872	895,863

		9,158,665

Cosmetics & Personal Care — 3.2%
Colgate-Palmolive Co.	12,114	1,119,213
The Procter & Gamble Co.	43,978	2,933,772

		4,052,985

	Number of Shares	Value
Diversified Financial — 6.7%
American Express Co.	33,068	$1,559,818
BlackRock, Inc.	9,160	1,632,678
Franklin Resources, Inc.	13,723	1,318,231
The Goldman Sachs Group, Inc.	16,129	1,458,546
JP Morgan Chase & Co.	76,672	2,549,344

		8,518,617

Electric — 3.5%
Alliant Energy Corp.	22,910	1,010,560
American Electric Power Co., Inc.	25,063	1,035,353
Exelon Corp.	26,560	1,151,907
Wisconsin Energy Corp.	37,170	1,299,463

		4,497,283

Engineering & Construction — 0.8%
Fluor Corp.	19,790	994,447

Foods — 1.7%
Danone SA	19,327	1,213,986
General Mills, Inc.	22,338	902,679

		2,116,665

Hand & Machine Tools — 0.8%
Stanley Black & Decker, Inc.	15,440	1,043,744

Health Care – Products — 6.6%
Baxter International, Inc.	16,657	824,188
Becton, Dickinson & Co.	14,814	1,106,902
Covidien PLC	21,650	974,467
Johnson & Johnson	37,518	2,460,430
Medtronic, Inc.	38,058	1,455,719
St. Jude Medical, Inc.	46,548	1,596,596

		8,418,302

Health Care – Services — 0.9%
Thermo Fisher Scientific, Inc. (a)	26,120	1,174,616

Holding Company – Diversified — 0.9%
LVMH Moet Hennessy Louis Vuitton SA	8,363	1,178,251

Household Products — 1.1%
Reckitt Benckiser Group PLC	27,045	1,332,732

Insurance — 2.5%
ACE Ltd.	25,760	1,806,291
Aon Corp.	28,413	1,329,729

		3,136,020

Internet — 3.5%
Check Point Software Technologies Ltd. (a)	19,410	1,019,801
Google, Inc. Class A (a)	4,465	2,883,944
VeriSign, Inc.	15,812	564,805

		4,468,550

The accompanying notes are an integral part of the financial statements.

62

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing — 3.9%
3M Co.	24,003	$1,961,765
Danaher Corp.	63,922	3,006,891

		4,968,656

Media — 4.4%
Comcast Corp. Class A	50,920	1,207,313
Viacom, Inc. Class B	31,010	1,408,164
The Walt Disney Co.	77,997	2,924,888

		5,540,365

Oil & Gas — 7.2%
Apache Corp.	11,240	1,018,119
Chevron Corp.	26,861	2,858,010
EOG Resources, Inc.	11,920	1,174,239
Exxon Mobil Corp.	21,709	1,840,055
Hess Corp.	10,812	614,122
Occidental Petroleum Corp.	17,461	1,636,096

		9,140,641

Oil & Gas Services — 3.4%
Cameron International Corp. (a)	23,890	1,175,149
Halliburton Co.	27,099	935,187
National Oilwell Varco, Inc.	16,416	1,116,124
Schlumberger Ltd.	15,937	1,088,656

		4,315,116

Pharmaceuticals — 4.1%
Abbott Laboratories	37,825	2,126,900
Gilead Sciences, Inc. (a)	35,284	1,444,174
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	23,168	935,060
VCA Antech, Inc. (a)	33,570	663,008

		5,169,142

Pipelines — 0.4%
Kinder Morgan, Inc.	14,810	476,438

Retail — 3.6%
Hennes & Mauritz AB Class B	25,680	823,985
Kohl’s Corp.	28,633	1,413,039
Target Corp.	44,478	2,278,163

		4,515,187

Semiconductors — 2.6%
Altera Corp.	16,210	601,391
ASML Holding NV	15,000	626,850
Microchip Technology, Inc.	54,809	2,007,654

		3,235,895

Software — 2.4%
Oracle Corp.	119,610	3,067,996

Telecommunications — 4.0%
American Tower Corp. Class A	26,242	1,574,783
AT&T, Inc.	48,664	1,471,599
Cisco Systems, Inc.	113,565	2,053,255

		5,099,637

	Number of Shares	Value
Transportation — 1.5%
Canadian National Railway Co.	19,579	$1,538,126
Expeditors International of Washington, Inc.	10,123	414,638

		1,952,764

TOTAL COMMON STOCK (Cost $113,439,827)		125,417,805

TOTAL EQUITIES (Cost $113,439,827)		125,417,805

TOTAL LONG-TERM INVESTMENTS (Cost $113,439,827)		125,417,805

	Principal Amount
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$1,534,652	1,534,652

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	5,360	5,360

TOTAL SHORT-TERM INVESTMENTS (Cost $1,540,012)		1,540,012

TOTAL INVESTMENTS — 100.0% (Cost $114,979,839) (c)		126,957,817

Other Assets/(Liabilities) — 0.0%		93

NET ASSETS — 100.0%		$126,957,910

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,534,654. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/38, and an aggregate market value, including accrued interest, of $1,565,736.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

63

MML Income & Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 91.0%

COMMON STOCK — 91.0%
Aerospace & Defense — 4.5%
General Dynamics Corp.	12,500	$830,125
Northrop Grumman Corp.	13,600	795,328
Raytheon Co.	24,500	1,185,310
Rockwell Collins, Inc.	3,200	177,184
United Technologies Corp.	18,200	1,330,238

		4,318,185

Agriculture — 3.2%
Altria Group, Inc.	17,700	524,805
Lorillard, Inc.	7,000	798,000
Philip Morris International, Inc.	23,000	1,805,040

		3,127,845

Apparel — 1.1%
VF Corp.	8,600	1,092,114

Automotive & Parts — 0.3%
Johnson Controls, Inc.	9,700	303,222

Banks — 6.7%
Bank of America Corp.	60,800	338,048
Bank of New York Mellon Corp.	7,600	151,316
Bank of Nova Scotia	18,300	913,069
National Bank of Canada	15,100	1,069,265
The Toronto-Dominion Bank	11,000	823,745
U.S. Bancorp	46,300	1,252,415
Wells Fargo & Co.	70,600	1,945,736

		6,493,594

Beverages — 2.3%
The Coca-Cola Co.	17,300	1,210,481
Diageo PLC	44,500	971,031

		2,181,512

Chemicals — 3.0%
The Dow Chemical Co.	17,400	500,424
E.I. du Pont de Nemours & Co.	29,800	1,364,244
Olin Corp.	18,700	367,455
Praxair, Inc.	6,600	705,540

		2,937,663

Coal — 0.3%
CONSOL Energy, Inc.	4,300	157,810
Peabody Energy Corp.	3,700	122,507

		280,317

Commercial Services — 0.2%
Automatic Data Processing, Inc.	4,200	226,842

Computers — 1.9%
International Business Machines Corp.	10,000	1,838,800

Cosmetics & Personal Care — 1.2%
The Procter & Gamble Co.	17,800	1,187,438

	Number of Shares	Value
Diversified Financial — 2.9%
American Express Co.	19,700	$929,249
JP Morgan Chase & Co.	57,100	1,898,575

		2,827,824

Electric — 5.9%
American Electric Power Co., Inc.	11,100	458,541
Consolidated Edison, Inc.	4,300	266,729
Dominion Resources, Inc.	18,600	987,288
Duke Energy Corp.	16,300	358,600
FirstEnergy Corp.	3,800	168,340
ITC Holdings Corp.	2,500	189,700
NextEra Energy, Inc.	12,900	785,352
Northeast Utilities	8,300	299,381
PPL Corp.	9,600	282,432
Public Service Enterprise Group, Inc.	21,500	709,715
The Southern Co.	21,100	976,719
Wisconsin Energy Corp.	7,600	265,696

		5,748,493

Foods — 3.6%
General Mills, Inc.	19,700	796,077
H.J. Heinz Co.	10,800	583,632
Kraft Foods, Inc. Class A	26,500	990,040
Unilever NV NY Shares	31,600	1,086,092

		3,455,841

Forest Products & Paper — 1.0%
MeadWestvaco Corp.	20,900	625,955
Temple-Inland, Inc.	11,300	358,323

		984,278

Gas — 0.3%
Sempra Energy	5,700	313,500

Health Care – Products — 1.3%
Johnson & Johnson	18,600	1,219,788

Household Products — 0.7%
Kimberly-Clark Corp.	9,800	720,888

Insurance — 3.6%
ACE Ltd.	9,200	645,104
The Chubb Corp.	14,800	1,024,456
Prudential Financial, Inc.	11,700	586,404
The Travelers Cos., Inc.	21,400	1,266,238

		3,522,202

Machinery – Construction & Mining — 1.8%
Caterpillar, Inc.	19,200	1,739,520

Machinery – Diversified — 2.0%
Deere & Co.	21,500	1,663,025
Rockwell Automation, Inc.	3,900	286,143

		1,949,168

Manufacturing — 3.1%
3M Co.	9,400	768,262
General Electric Co.	82,200	1,472,202

The accompanying notes are an integral part of the financial statements.

64

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Honeywell International, Inc.	13,700	$744,595

		2,985,059

Media — 1.0%
Comcast Corp. Special Class A	41,400	975,384

Mining — 3.5%
Barrick Gold Corp.	10,000	453,006
BHP Billiton Ltd.	53,800	1,899,065
Cameco Corp.	7,500	135,534
Rio Tinto Ltd.	9,500	587,992
Southern Copper Corp.	9,600	289,728

		3,365,325

Oil & Gas — 10.5%
Chevron Corp.	29,000	3,085,600
ConocoPhillips	12,800	932,736
EQT Corp.	11,700	641,043
Exxon Mobil Corp.	25,600	2,169,856
Marathon Oil Corp.	18,500	541,495
Marathon Petroleum Corp.	9,100	302,939
Murphy Oil Corp.	2,100	117,054
Occidental Petroleum Corp.	10,100	946,370
Total SA Sponsored ADR (France)	28,900	1,477,079

		10,214,172

Oil & Gas Services — 0.5%
Schlumberger Ltd.	7,200	491,832

Packaging & Containers — 0.2%
Packaging Corporation of America	7,600	191,824

Pharmaceuticals — 6.4%
Abbott Laboratories	13,800	775,974
Bristol-Myers Squibb Co.	43,800	1,543,512
Mead Johnson Nutrition Co.	11,600	797,268
Merck & Co., Inc.	33,500	1,262,950
Pfizer, Inc.	82,000	1,774,480

		6,154,184

Pipelines — 1.8%
Enbridge, Inc.	34,800	1,301,136
Spectra Energy Corp.	15,700	482,775

		1,783,911

Real Estate Investment Trusts (REITS) — 0.2%
Weyerhaeuser Co.	8,400	156,828

Retail — 4.6%
The Home Depot, Inc.	23,500	987,940
Limited Brands, Inc.	27,100	1,093,485
McDonald’s Corp.	17,200	1,725,676
Wal-Mart Stores, Inc.	11,400	681,264

		4,488,365

Semiconductors — 0.9%
Intel Corp.	36,000	873,000

Software — 1.0%
Microsoft Corp.	37,400	970,904

	Number of Shares	Value
Telecommunications — 5.8%
AT&T, Inc.	52,100	$1,575,504
BCE, Inc.	7,500	312,525
CenturyLink, Inc.	36,576	1,360,627
Frontier Communications Corp.	5,300	27,295
Verizon Communications, Inc.	39,700	1,592,764
Vodafone Group PLC Sponsored ADR (United Kingdom)	15,200	426,056
Windstream Corp.	23,900	280,586

		5,575,357

Toys, Games & Hobbies — 0.5%
Mattel, Inc.	16,000	444,160

Transportation — 2.6%
Canadian National Railway Co.	13,600	1,068,416
Union Pacific Corp.	6,300	667,422
United Parcel Service, Inc. Class B	10,300	753,857

		2,489,695

Water — 0.6%
American Water Works Co., Inc.	18,300	583,038

TOTAL COMMON STOCK (Cost $75,603,199)		88,212,072

TOTAL EQUITIES (Cost $75,603,199)		88,212,072

TOTAL LONG-TERM INVESTMENTS (Cost $75,603,199)		88,212,072

	Principal Amount
SHORT-TERM INVESTMENTS — 10.5%
Repurchase Agreement — 10.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (a)	$10,181,720	10,181,720

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/12	3,515	3,515

TOTAL SHORT-TERM INVESTMENTS (Cost $10,185,235)		10,185,235

TOTAL INVESTMENTS — 101.5% (Cost $85,788,434) (b)		98,397,307

Other Assets/(Liabilities) — (1.5)%		(1,466,554)

NET ASSETS — 100.0%		$96,930,753

The accompanying notes are an integral part of the financial statements.

65

MML Income & Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Maturity value of $10,181,731. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/15/40, and an aggregate market value, including accrued interest, of $10,386,060.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

66

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 95.8%

COMMON STOCK — 95.8%
Apparel — 2.6%
Nike, Inc. Class B	35,070	$3,379,696
Ralph Lauren Corp.	11,370	1,569,970

		4,949,666

Beverages — 3.2%
The Coca-Cola Co.	64,280	4,497,672
Hansen Natural Corp. (a)	17,810	1,641,013

		6,138,685

Biotechnology — 1.9%
Alexion Pharmaceuticals, Inc. (a)	24,950	1,783,925
Biogen Idec, Inc. (a)	16,980	1,868,649

		3,652,574

Chemicals — 4.7%
Ecolab, Inc.	45,340	2,621,105
Monsanto Co.	28,530	1,999,097
Potash Corp. of Saskatchewan, Inc.	40,300	1,663,584
Praxair, Inc.	24,070	2,573,083

		8,856,869

Commercial Services — 3.9%
MasterCard, Inc. Class A	6,210	2,315,212
Visa, Inc. Class A	50,530	5,130,311

		7,445,523

Computers — 10.4%
Accenture PLC Class A	28,210	1,501,618
Apple, Inc. (a)	29,270	11,854,350
Cognizant Technology Solutions Corp. Class A (a)	28,820	1,853,414
EMC Corp. (a)	134,420	2,895,407
Riverbed Technology, Inc. (a)	64,630	1,518,805

		19,623,594

Cosmetics & Personal Care — 1.8%
The Estee Lauder Cos., Inc. Class A	29,730	3,339,274

Diversified Financial — 4.5%
American Express Co.	50,140	2,365,104
CME Group, Inc.	6,660	1,622,842
IntercontinentalExchange, Inc. (a)	22,090	2,662,949
JP Morgan Chase & Co.	54,460	1,810,795

		8,461,690

Electric — 0.7%
ITC Holdings Corp.	16,770	1,272,508

Electrical Components & Equipment — 1.4%
AMETEK, Inc.	65,310	2,749,551

Electronics — 2.1%
Agilent Technologies, Inc. (a)	67,800	2,368,254
Trimble Navigation Ltd. (a)	37,540	1,629,236

		3,997,490

	Number of Shares	Value
Engineering & Construction — 0.8%
Fluor Corp.	30,120	$1,513,530

Foods — 1.2%
Whole Foods Market, Inc.	31,890	2,218,906

Health Care – Products — 0.6%
Intuitive Surgical, Inc. (a)	2,380	1,101,964

Internet — 9.4%
Amazon.com, Inc. (a)	23,410	4,052,271
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	19,270	2,244,377
Check Point Software Technologies Ltd. (a)	38,920	2,044,857
F5 Networks, Inc. (a)	14,480	1,536,617
Google, Inc. Class A (a)	10,060	6,497,754
Priceline.com, Inc. (a)	3,020	1,412,484

		17,788,360

Iron & Steel — 0.6%
Allegheny Technologies, Inc.	23,120	1,105,136

Lodging — 0.9%
Las Vegas Sands Corp. (a)	39,240	1,676,725

Machinery – Construction & Mining — 1.3%
Joy Global, Inc.	33,300	2,496,501

Machinery – Diversified — 1.0%
Eaton Corp.	43,190	1,880,061

Media — 0.7%
DIRECTV Class A (a)	33,670	1,439,729

Metal Fabricate & Hardware — 2.3%
Precision Castparts Corp.	26,940	4,439,443

Mining — 0.7%
Barrick Gold Corp.	30,410	1,376,053

Oil & Gas — 5.4%
Anadarko Petroleum Corp.	34,100	2,602,853
Ensco PLC Sponsored ADR (United Kingdom)	39,370	1,847,240
Noble Energy, Inc.	33,230	3,136,580
Plains Exploration & Production Co. (a)	72,040	2,645,309

		10,231,982

Oil & Gas Services — 3.8%
Baker Hughes, Inc.	41,980	2,041,907
Schlumberger Ltd.	75,310	5,144,426

		7,186,333

Pharmaceuticals — 7.2%
Allergan, Inc.	40,760	3,576,282
AmerisourceBergen Corp.	56,140	2,087,847
Perrigo Co.	21,090	2,052,057

The accompanying notes are an integral part of the financial statements.

67

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Shire PLC Sponsored ADR (United Kingdom)	23,650	$2,457,235
SXC Health Solutions Corp. (a)	27,460	1,550,941
Valeant Pharmaceuticals International, Inc. (a)	40,860	1,907,753

		13,632,115

Retail — 6.7%
Abercrombie & Fitch Co. Class A	34,890	1,704,028
Coach, Inc.	40,640	2,480,666
Costco Wholesale Corp.	38,780	3,231,149
Dick’s Sporting Goods, Inc.	49,430	1,822,978
Limited Brands, Inc.	39,760	1,604,316
Lululemon Athletica, Inc.	38,830	1,811,808

		12,654,945

Semiconductors — 1.4%
Altera Corp.	34,230	1,269,933
Avago Technologies Ltd.	45,400	1,310,244

		2,580,177

Software — 6.0%
Autodesk, Inc. (a)	48,970	1,485,260
Cerner Corp. (a)	34,140	2,091,075
Citrix Systems, Inc. (a)	24,970	1,516,179
Intuit, Inc.	35,720	1,878,515
Oracle Corp.	123,800	3,175,470
Salesforce.com, Inc. (a)	12,090	1,226,651

		11,373,150

Telecommunications — 5.6%
American Tower Corp. Class A	65,840	3,951,058
Polycom, Inc. (a)	78,650	1,281,995
QUALCOMM, Inc.	97,700	5,344,190

		10,577,243

Transportation — 3.0%
CSX Corp.	161,240	3,395,714
Expeditors International of Washington, Inc.	56,880	2,329,805

		5,725,519

TOTAL COMMON STOCK (Cost $170,738,115)		181,485,296

TOTAL EQUITIES (Cost $170,738,115)		181,485,296

TOTAL LONG-TERM INVESTMENTS (Cost $170,738,115)		181,485,296

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.1%
Repurchase Agreement — 4.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$7,801,203	$7,801,203

TOTAL SHORT-TERM INVESTMENTS (Cost $7,801,203)		7,801,203

TOTAL INVESTMENTS — 99.9% (Cost $178,539,318) (c)		189,286,499

Other Assets/(Liabilities) — 0.1%		124,895

NET ASSETS — 100.0%		$189,411,394

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $7,801,211. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $7,958,185.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

68

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 95.9%

COMMON STOCK — 95.3%
Advertising — 0.8%
Lamar Advertising Co. Class A (a)	100,000	$2,750,000

Aerospace & Defense — 1.6%
Goodrich Corp.	25,000	3,092,500
Rockwell Collins, Inc.	35,000	1,937,950
Spirit AeroSystems Holdings, Inc. Class A (a)	13,000	270,140

		5,300,590

Auto Manufacturers — 0.1%
Tesla Motors, Inc. (a)	12,000	342,720

Automotive & Parts — 0.6%
WABCO Holdings, Inc. (a)	49,000	2,126,600

Banks — 0.5%
TCF Financial Corp.	151,000	1,558,320

Beverages — 0.1%
Hansen Natural Corp. (a)	2,000	184,280

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc. (a)	38,000	2,717,000
Human Genome Sciences, Inc. (a)	102,000	753,780
Regeneron Pharmaceuticals, Inc. (a)	46,000	2,549,780
Vertex Pharmaceuticals, Inc. (a)	25,000	830,250

		6,850,810

Chemicals — 0.6%
Rockwood Holdings, Inc. (a)	49,000	1,929,130

Coal — 1.1%
CONSOL Energy, Inc.	100,000	3,670,000

Commercial Services — 7.7%
Gartner, Inc. (a)	111,000	3,859,470
Global Payments, Inc.	97,000	4,595,860
Hertz Global Holdings, Inc. (a)	208,000	2,437,760
Manpower, Inc.	83,000	2,967,250
Quanta Services, Inc. (a)	180,000	3,877,200
Robert Half International, Inc.	37,000	1,053,020
Verisk Analytics, Inc. Class A (a)	56,000	2,247,280
Weight Watchers International, Inc.	29,000	1,595,290
Western Union Co.	139,000	2,538,140

		25,171,270

Computers — 2.4%
IHS, Inc. Class A (a)	62,000	5,341,920
MICROS Systems, Inc. (a)	55,000	2,561,900

		7,903,820

Distribution & Wholesale — 1.4%
Fastenal Co.	103,000	4,491,830

Diversified Financial — 2.9%
Air Lease Corp. (a)	78,000	1,849,380

	Number of Shares	Value
CBOE Holdings, Inc.	69,000	$1,784,340
The Charles Schwab Corp.	25,000	281,500
Eaton Vance Corp.	49,000	1,158,360
IntercontinentalExchange, Inc. (a)	15,000	1,808,250
TD Ameritrade Holding Corp.	162,000	2,535,300

		9,417,130

Electric — 1.4%
Calpine Corp. (a)	279,000	4,556,070

Electrical Components & Equipment — 2.9%
AMETEK, Inc.	145,000	6,104,500
The Babcock & Wilcox Co. (a)	147,000	3,548,580

		9,653,080

Electronics — 2.4%
Dolby Laboratories, Inc. Class A (a)	52,000	1,586,520
FLIR Systems, Inc.	95,000	2,381,650
Trimble Navigation Ltd. (a)	93,000	4,036,200

		8,004,370

Engineering & Construction — 0.8%
McDermott International, Inc. (a)	240,000	2,762,400

Foods — 0.5%
Whole Foods Market, Inc.	24,000	1,669,920

Health Care – Products — 5.4%
Bruker Corp. (a)	139,000	1,726,380
C.R. Bard, Inc.	37,000	3,163,500
CareFusion Corp. (a)	120,000	3,049,200
The Cooper Cos., Inc.	19,000	1,339,880
Edwards Lifesciences Corp. (a)	24,000	1,696,800
Henry Schein, Inc. (a)	59,000	3,801,370
IDEXX Laboratories, Inc. (a)	37,000	2,847,520

		17,624,650

Health Care – Services — 2.7%
Covance, Inc. (a)	74,000	3,383,280
Laboratory Corporation of America Holdings (a)	23,000	1,977,310
MEDNAX, Inc. (a)	24,000	1,728,240
Universal Health Services, Inc. Class B	46,000	1,787,560

		8,876,390

Insurance — 2.8%
Aon Corp.	39,000	1,825,200
HCC Insurance Holdings, Inc.	66,000	1,815,000
Principal Financial Group, Inc.	67,000	1,648,200
W.R. Berkley Corp.	66,000	2,269,740
Willis Group Holdings PLC	45,000	1,746,000

		9,304,140

Internet — 2.9%
Akamai Technologies, Inc. (a)	47,000	1,517,160
Ariba, Inc. (a)	57,000	1,600,560

The accompanying notes are an integral part of the financial statements.

69

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Liberty Interactive Corp. Class A (a)	102,000	$1,653,930
Netflix, Inc. (a)	23,000	1,593,670
Rackspace Hosting, Inc. (a)	29,000	1,247,290
TIBCO Software, Inc. (a)	73,000	1,745,430

		9,358,040

Leisure Time — 0.3%
Harley-Davidson, Inc.	28,000	1,088,360

Lodging — 1.5%
Choice Hotels International, Inc.	45,000	1,712,250
Marriott International, Inc. Class A	111,000	3,237,870

		4,950,120

Machinery – Diversified — 4.1%
Gardner Denver, Inc.	62,000	4,777,720
IDEX Corp.	88,000	3,265,680
Roper Industries, Inc.	63,000	5,472,810

		13,516,210

Manufacturing — 3.2%
Acuity Brands, Inc.	27,000	1,431,000
Crane Co.	29,000	1,354,590
Pall Corp.	74,000	4,229,100
Textron, Inc.	193,000	3,568,570

		10,583,260

Media — 2.0%
Discovery Communications, Inc. Series A (a)	33,000	1,352,010
Discovery Communications, Inc. Series C (a)	57,000	2,148,900
FactSet Research Systems, Inc.	27,000	2,356,560
Liberty Media Corp.-Liberty Capital Class A (a)	11,000	858,550

		6,716,020

Mining — 2.1%
Agnico-Eagle Mines Ltd.	65,000	2,360,800
Franco-Nevada Corp.	65,000	2,474,307
HudBay Minerals, Inc.	91,000	898,170
Osisko Mining Corp. (a)	119,000	1,149,409

		6,882,686

Oil & Gas — 4.8%
Continental Resources, Inc. (a)	30,000	2,001,300
EQT Corp.	57,000	3,123,030
Laredo Petroleum Holdings, Inc. (a)	18,100	403,630
QEP Resources, Inc.	73,000	2,138,900
Range Resources Corp.	56,000	3,468,640
SM Energy Co.	38,000	2,777,800
Ultra Petroleum Corp. (a)	64,000	1,896,320

		15,809,620

Oil & Gas Services — 1.5%
FMC Technologies, Inc. (a)	57,000	2,977,110
Trican Well Service Ltd. (b)	16,500	284,245

	Number of Shares	Value
Trican Well Service Ltd.	92,500	$1,593,497

		4,854,852

Pharmaceuticals — 4.1%
Amylin Pharmaceuticals, Inc. (a)	32,000	364,160
DENTSPLY International, Inc.	135,000	4,723,650
Elan Corp. PLC Sponsored ADR (Ireland) (a)	148,000	2,033,520
SXC Health Solutions Corp. (a)	45,000	2,541,600
Theravance, Inc. (a)	54,000	1,193,400
Valeant Pharmaceuticals International, Inc. (a)	54,000	2,521,260

		13,377,590

Real Estate — 0.4%
Jones Lang LaSalle, Inc.	22,000	1,347,720

Retail — 10.5%
Bed Bath & Beyond, Inc. (a)	37,000	2,144,890
CarMax, Inc. (a)	124,000	3,779,520
Chipotle Mexican Grill, Inc. (a)	6,000	2,026,440
Dollar General Corp. (a)	157,000	6,458,980
Kohl’s Corp.	56,000	2,763,600
Michael Kors Holdings Ltd. (a) (c)	74,776	1,935,764
Michael Kors Holdings Ltd. (a)	16,500	449,625
MSC Industrial Direct Co., Inc. Class A	7,000	500,850
O’Reilly Automotive, Inc. (a)	57,000	4,557,150
Panera Bread Co. Class A (a)	16,000	2,263,200
Shoppers Drug Mart Corp.	105,000	4,240,196
Starbucks Corp.	28,000	1,288,280
Tim Hortons, Inc.	40,000	1,936,800

		34,345,295

Savings & Loans — 0.4%
BankUnited, Inc.	55,000	1,209,450

Semiconductors — 6.3%
Altera Corp.	60,000	2,226,000
Atmel Corp. (a)	298,000	2,413,800
Cree, Inc. (a)	28,000	617,120
Intersil Corp. Class A	148,000	1,545,120
Marvell Technology Group Ltd. (a)	182,000	2,520,700
Microchip Technology, Inc.	56,000	2,051,280
NVIDIA Corp. (a)	166,000	2,300,760
PMC-Sierra, Inc. (a)	61,000	336,110
Rovi Corp. (a)	28,000	688,240
Silicon Laboratories, Inc. (a)	56,000	2,431,520
Xilinx, Inc.	108,000	3,462,480

		20,593,130

Software — 6.7%
Allscripts Healthcare Solutions, Inc. (a)	97,000	1,837,180
Concur Technologies, Inc. (a)	52,000	2,641,080
Fiserv, Inc. (a)	61,000	3,583,140

The accompanying notes are an integral part of the financial statements.

70

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Informatica Corp. (a)	23,000	$849,390
MSCI, Inc. Class A (a)	110,000	3,622,300
Nuance Communications, Inc. (a)	240,000	6,038,400
Red Hat, Inc. (a)	82,000	3,385,780

		21,957,270

Telecommunications — 2.7%
Amdocs Ltd. (a)	126,000	3,594,780
Aruba Networks, Inc. (a)	17,000	314,840
JDS Uniphase Corp. (a)	277,000	2,891,880
Motorola Mobility Holdings, Inc. (a)	57,000	2,211,600

		9,013,100

Transportation — 1.0%
Kansas City Southern (a)	29,000	1,972,290
UTI Worldwide, Inc.	95,000	1,262,550

		3,234,840

TOTAL COMMON STOCK (Cost $254,409,610)		312,985,083

PREFERRED STOCK — 0.6%
Internet — 0.5%
Coupons.com (a) (c)	134,468	738,680
LivingSocial (a) (c)	158,890	1,221,864

		1,960,544

Software — 0.1%
Workday, Inc. (a) (c)	14,857	197,004

TOTAL PREFERRED STOCK (Cost $1,833,571)		2,157,548

TOTAL EQUITIES (Cost $256,243,181)		315,142,631

MUTUAL FUNDS — 1.8%
Diversified Financial — 1.8%
T. Rowe Price Government Reserve Investment Fund	5,787,843	5,787,843

TOTAL MUTUAL FUNDS (Cost $5,787,843)		5,787,843

TOTAL LONG-TERM INVESTMENTS (Cost $262,031,024)		320,930,474

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (d)	$7,185,683	$7,185,683

TOTAL SHORT-TERM INVESTMENTS (Cost $7,185,683)		7,185,683

TOTAL INVESTMENTS — 99.9% (Cost $269,216,707) (e)		328,116,157

Other Assets/(Liabilities) — 0.1%		436,452

NET ASSETS — 100.0%		$328,552,609

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $284,245 or 0.09% of net assets.
(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Maturity value of $7,185,691. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $7,330,051.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

71

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 96.1%

COMMON STOCK — 96.1%
Advertising — 0.3%
Omnicom Group, Inc.	33,100	$1,475,598

Aerospace & Defense — 0.6%
Exelis, Inc.	267,500	2,420,875

Airlines — 1.0%
Southwest Airlines Co.	500,100	4,280,856

Auto Manufacturers — 0.4%
Oshkosh Corp. (a)	81,600	1,744,608

Banks — 7.3%
City National Corp.	36,300	1,603,734
Comerica, Inc.	221,462	5,713,720
Commerce Bancshares, Inc.	130,373	4,969,819
Cullen/Frost Bankers, Inc.	33,400	1,767,194
Northern Trust Corp.	278,002	11,025,559
State Street Corp.	35,400	1,426,974
SunTrust Banks, Inc.	124,500	2,203,650
Westamerica Bancorp.	48,000	2,107,200

		30,817,850

Beverages — 1.3%
Dr. Pepper Snapple Group, Inc.	136,300	5,381,124

Chemicals — 1.1%
Minerals Technologies, Inc.	46,481	2,627,571
Olin Corp.	103,700	2,037,705

		4,665,276

Coal — 0.4%
Peabody Energy Corp.	45,600	1,509,816

Commercial Services — 0.6%
Booz Allen Hamilton Holding Corp. (a)	145,079	2,502,613

Computers — 0.5%
Western Digital Corp. (a)	62,500	1,934,375

Diversified Financial — 1.4%
The Charles Schwab Corp.	228,700	2,575,162
Franklin Resources, Inc.	20,500	1,969,230
T. Rowe Price Group, Inc.	26,200	1,492,090

		6,036,482

Electric — 10.8%
Consolidated Edison, Inc.	38,200	2,369,546
The Empire District Electric Co.	235,000	4,956,150
Great Plains Energy, Inc.	257,000	5,597,460
IDACORP, Inc.	46,100	1,955,101
Northeast Utilities	99,771	3,598,740
NV Energy, Inc.	347,300	5,678,355
PG&E Corp.	151,800	6,257,196
Portland General Electric Co.	89,981	2,275,619
Westar Energy, Inc.	227,114	6,536,341

	Number of Shares	Value
Wisconsin Energy Corp.	49,678	$1,736,743
Xcel Energy, Inc.	156,173	4,316,622

		45,277,873

Electrical Components & Equipment — 1.6%
Emerson Electric Co.	46,100	2,147,799
Hubbell, Inc. Class B	37,166	2,484,919
Molex, Inc.	113,700	2,248,986

		6,881,704

Electronics — 3.0%
Brady Corp. Class A	30,486	962,443
Koninklijke Philips Electronics NV	305,300	6,397,727
Thomas & Betts Corp. (a)	93,500	5,105,100

		12,465,270

Entertainment — 0.6%
International Speedway Corp. Class A	58,121	1,473,367
Speedway Motorsports, Inc.	58,254	893,034

		2,366,401

Environmental Controls — 3.8%
Republic Services, Inc.	501,664	13,820,843
Waste Management, Inc.	66,559	2,177,145

		15,997,988

Foods — 4.7%
General Mills, Inc.	37,700	1,523,457
H.J. Heinz Co.	32,700	1,767,108
Kellogg Co.	71,300	3,605,641
Ralcorp Holdings, Inc. (a)	95,227	8,141,908
Sysco Corp.	154,200	4,522,686

		19,560,800

Gas — 0.6%
AGL Resources, Inc.	58,323	2,464,730

Hand & Machine Tools — 0.9%
Snap-on, Inc.	53,900	2,728,418
Stanley Black & Decker, Inc.	17,400	1,176,240

		3,904,658

Health Care – Products — 6.2%
Becton, Dickinson & Co.	58,500	4,371,120
Boston Scientific Corp. (a)	578,700	3,090,258
CareFusion Corp. (a)	230,121	5,847,375
Covidien PLC	53,500	2,408,035
Hologic, Inc. (a)	90,800	1,589,908
Zimmer Holdings, Inc. (a)	162,900	8,702,118

		26,008,814

Health Care – Services — 2.5%
Cigna Corp.	63,700	2,675,400
Humana, Inc.	21,700	1,901,137
LifePoint Hospitals, Inc. (a)	147,100	5,464,765

The accompanying notes are an integral part of the financial statements.

72

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Select Medical Holdings Corp. (a)	46,005	$390,122

		10,431,424

Home Furnishing — 1.0%
Whirlpool Corp.	89,300	4,237,285

Household Products — 2.4%
The Clorox Co.	47,900	3,188,224
Kimberly-Clark Corp.	96,194	7,076,031

		10,264,255

Insurance — 7.9%
ACE Ltd.	28,700	2,012,444
The Allstate Corp.	174,900	4,794,009
Aon Corp.	85,900	4,020,120
The Chubb Corp.	15,900	1,100,598
HCC Insurance Holdings, Inc.	230,520	6,339,300
Marsh & McLennan Cos., Inc.	196,311	6,207,354
Symetra Financial Corp.	145,029	1,315,413
Torchmark Corp.	26,650	1,156,343
The Travelers Cos., Inc.	56,000	3,313,520
Unum Group	140,000	2,949,800

		33,208,901

Machinery – Construction & Mining — 0.5%
Ingersoll-Rand PLC	67,600	2,059,772

Machinery – Diversified — 0.4%
Xylem, Inc.	61,000	1,567,090

Manufacturing — 2.9%
Harsco Corp.	81,400	1,675,212
ITT Corp.	163,000	3,150,790
Tyco International Ltd.	155,300	7,254,063

		12,080,065

Media — 1.0%
Time Warner Cable, Inc.	67,700	4,303,689

Metal Fabricate & Hardware — 1.3%
Kaydon Corp.	174,610	5,325,605

Mining — 1.1%
Newmont Mining Corp.	77,189	4,632,112

Oil & Gas — 6.2%
Apache Corp.	17,300	1,567,034
Devon Energy Corp.	38,800	2,405,600
EQT Corp.	23,400	1,282,086
Imperial Oil Ltd.	191,848	8,547,711
Murphy Oil Corp.	99,700	5,557,278
Southwestern Energy Co. (a)	48,400	1,545,896
Ultra Petroleum Corp. (a)	175,400	5,197,102

		26,102,707

Packaging & Containers — 1.5%
Bemis Co., Inc.	213,066	6,409,025

Pharmaceuticals — 1.7%
Eli Lilly & Co.	25,700	1,068,092

	Number of Shares	Value
Hospira, Inc. (a)	55,600	$1,688,572
Patterson Cos., Inc.	150,100	4,430,952

		7,187,616

Real Estate Investment Trusts (REITS) — 2.8%
Government Properties Income Trust	98,610	2,223,655
Host Hotels & Resorts, Inc.	169,700	2,506,469
Piedmont Office Realty Trust, Inc. Class A	267,388	4,556,292
Weyerhaeuser Co.	134,993	2,520,319

		11,806,735

Retail — 4.8%
CEC Entertainment, Inc.	117,600	4,051,320
Lowe’s Cos., Inc.	335,600	8,517,528
Staples, Inc.	326,700	4,537,863
Target Corp.	59,300	3,037,346

		20,144,057

Savings & Loans — 3.0%
Capitol Federal Financial, Inc.	364,278	4,203,768
Hudson City Bancorp, Inc.	698,800	4,367,500
People’s United Financial, Inc.	315,312	4,051,759

		12,623,027

Semiconductors — 3.1%
Applied Materials, Inc.	588,500	6,302,835
Emulex Corp. (a)	203,500	1,396,010
Teradyne, Inc. (a)	400,600	5,460,178

		13,159,023

Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc. (a)	32,000	1,000,960

Telecommunications — 3.9%
American Tower Corp. Class A	70,100	4,206,701
CenturyLink, Inc.	141,775	5,274,030
Harris Corp.	42,900	1,546,116
Rogers Communications, Inc. Class B	72,700	2,800,957
tw telecom, Inc. (a)	142,800	2,767,464

		16,595,268

Textiles — 0.1%
Cintas Corp.	8,500	295,885

Toys, Games & Hobbies — 0.3%
Hasbro, Inc.	34,000	1,084,260

Transportation — 0.4%
Heartland Express, Inc.	124,800	1,783,392

TOTAL COMMON STOCK (Cost $413,578,223)		403,999,864

TOTAL EQUITIES (Cost $413,578,223)		403,999,864

The accompanying notes are an integral part of the financial statements.

73

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 2.5%
Diversified Financial — 2.5%
iShares Russell Midcap Value Index Fund	242,900	$10,541,860

TOTAL MUTUAL FUNDS (Cost $10,136,827)		10,541,860

TOTAL LONG-TERM INVESTMENTS (Cost $423,715,050)		414,541,724

	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$4,681,023	4,681,023

TOTAL SHORT-TERM INVESTMENTS (Cost $4,681,023)		4,681,023

TOTAL INVESTMENTS — 99.7% (Cost $428,396,073) (c)		419,222,747

Other Assets/(Liabilities) — 0.3%		1,362,593

NET ASSETS — 100.0%		$420,585,340

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $4,681,028. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/15/40, and an aggregate market value, including accrued interest, of $4,779,109.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

74

MML Small Cap Index Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Advertising — 0.1%
Harte-Hanks, Inc.	3,774	$34,306

Aerospace & Defense — 2.1%
AAR Corp.	3,412	65,408
Aerovironment, Inc. (a)	1,529	48,118
Cubic Corp.	1,394	60,764
Curtiss-Wright Corp.	4,059	143,404
GenCorp, Inc. (a)	5,189	27,606
Kaman Corp.	2,278	62,235
Moog, Inc. Class A (a)	3,936	172,909
Orbital Sciences Corp. (a)	5,138	74,655
Teledyne Technologies, Inc. (a)	3,213	176,233

		831,332

Agriculture — 0.2%
Alliance One International, Inc. (a)	7,795	21,202
The Andersons, Inc.	1,606	70,118

		91,320

Airlines — 0.3%
Allegiant Travel Co. (a)	1,301	69,395
SkyWest, Inc.	4,374	55,069

		124,464

Apparel — 2.3%
Carter’s, Inc. (a)	4,443	176,876
Crocs, Inc. (a)	7,865	116,166
Iconix Brand Group, Inc. (a)	6,424	104,647
K-Swiss, Inc. Class A (a)	2,376	6,938
Maidenform Brands, Inc. (a)	2,057	37,643
Oxford Industries, Inc.	1,186	53,512
Perry Ellis International, Inc. (a)	1,080	15,357
Quiksilver, Inc. (a)	10,679	38,551
Skechers U.S.A., Inc. Class A (a)	3,199	38,772
Steven Madden Ltd. (a)	3,326	114,747
True Religion Apparel, Inc. (a)	2,248	77,736
Wolverine World Wide, Inc.	4,226	150,615

		931,560

Automotive & Parts — 0.2%
Spartan Motors, Inc.	3,010	14,478
Standard Motor Products, Inc.	1,730	34,687
Superior Industries International, Inc.	2,006	33,179

		82,344

Banks — 6.0%
Bank Mutual Corp.	3,918	12,459
Bank of the Ozarks, Inc.	2,474	73,305
BBCN Bancorp, Inc. (a)	6,818	64,430
Boston Private Financial Holdings, Inc.	6,847	54,365
City Holding Co.	1,278	43,311

	Number of Shares	Value
Columbia Banking System, Inc.	3,491	$67,272
Community Bank System, Inc.	3,239	90,044
F.N.B. Corp.	12,115	137,021
First BanCorp/Puerto Rico (a)	1,555	5,427
First Commonwealth Financial Corp.	9,034	47,519
First Financial Bancorp	5,014	83,433
First Financial Bankshares, Inc.	2,753	92,033
First Midwest Bancorp, Inc.	6,420	65,035
Glacier Bancorp, Inc.	6,273	75,464
Hanmi Financial Corp. (a)	2,844	21,044
Home Bancshares, Inc.	1,983	51,379
Independent Bank Corp.	1,837	50,132
National Penn Bancshares, Inc.	10,589	89,371
NBT Bancorp, Inc.	2,899	64,155
Northwest Bancshares, Inc.	8,529	106,101
Old National Bancorp	8,256	96,182
PacWest Bancorp	2,931	55,542
Pinnacle Financial Partners, Inc. (a)	3,021	48,789
PrivateBancorp, Inc.	5,256	57,711
S&T Bancorp, Inc.	2,430	47,506
Simmons First National Corp. Class A	1,483	40,323
Sterling Bancorp	2,661	22,991
Susquehanna Bancshares, Inc.	13,658	114,454
Texas Capital Bancshares, Inc. (a)	3,276	100,278
Tompkins Financial Corp.	718	27,650
Trustco Bank Corp. NY	8,273	46,411
UMB Financial Corp.	2,817	104,933
Umpqua Holdings Corp.	9,976	123,603
United Bankshares, Inc.	3,943	111,469
United Community Banks, Inc. (a)	1,609	11,247
Wilshire Bancorp, Inc. (a)	5,266	19,116
Wintrust Financial Corp.	3,131	87,825

		2,409,330

Beverages — 0.4%
The Boston Beer Co., Inc. Class A (a)	732	79,466
Peet’s Coffee & Tea, Inc. (a)	1,135	71,142

		150,608

Biotechnology — 0.4%
Affymetrix, Inc. (a)	6,060	24,786
Arqule, Inc. (a)	4,611	26,006
Cambrex Corp. (a)	2,576	18,496
CryoLife, Inc. (a)	2,593	12,446
Enzo Biochem, Inc. (a)	2,771	6,207
Integra LifeSciences Holdings (a)	1,734	53,459

		141,400

Building Materials — 1.5%
AAON, Inc.	1,588	32,538
Apogee Enterprises, Inc.	2,411	29,559
Comfort Systems USA, Inc.	3,286	35,226

The accompanying notes are an integral part of the financial statements.

75

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Drew Industries, Inc. (a)	1,648	$40,425
Eagle Materials, Inc.	3,882	99,612
Gibraltar Industries, Inc. (a)	2,652	37,022
NCI Building Systems, Inc. (a)	1,691	18,381
Quanex Building Products Corp.	3,234	48,575
Simpson Manufacturing Co., Inc.	3,516	118,349
Texas Industries, Inc.	2,428	74,734
Universal Forest Products, Inc.	1,712	52,849

		587,270

Chemicals — 1.6%
A. Schulman, Inc.	2,605	55,174
American Vanguard Corp.	2,066	27,560
Balchem Corp.	2,519	102,120
H.B. Fuller Co.	4,266	98,587
Hawkins, Inc.	796	29,341
Kraton Performance Polymers, Inc. (a)	2,762	56,069
OM Group, Inc. (a)	2,790	62,468
PolyOne Corp.	7,945	91,765
Quaker Chemical Corp.	1,122	43,635
Stepan Co.	709	56,833
Zep, Inc.	1,981	27,694

		651,246

Commercial Services — 6.7%
ABM Industries, Inc.	4,209	86,790
American Public Education, Inc. (a)	1,551	67,127
AMN Healthcare Services, Inc. (a)	3,446	15,266
Arbitron, Inc.	2,376	81,758
Capella Education Co. (a)	1,257	45,315
Cardtronics, Inc. (a)	3,815	103,234
Career Education Corp. (a)	5,232	41,699
CDI Corp.	1,178	16,268
Chemed Corp.	1,747	89,464
Coinstar, Inc. (a)	2,680	122,315
Consolidated Graphics, Inc. (a)	778	37,562
Corinthian Colleges, Inc. (a)	7,728	16,770
Corvel Corp. (a)	569	29,423
Cross Country Healthcare, Inc. (a)	2,879	15,978
Exponent, Inc. (a)	1,174	53,969
Forrester Research, Inc. (a)	1,282	43,511
The Geo Group, Inc. (a)	5,432	90,986
Healthcare Services Group, Inc.	5,822	102,991
Healthspring, Inc. (a)	5,840	318,514
Heartland Payment Systems, Inc.	3,438	83,750
Heidrick & Struggles International, Inc.	1,515	32,633
Hillenbrand, Inc.	5,464	121,956
Insperity, Inc.	1,973	50,015
Kelly Services, Inc. Class A	2,541	34,761
Landauer, Inc.	826	42,539
Lincoln Educational Services Corp.	1,858	14,678
Live Nation Entertainment, Inc. (a)	12,874	106,983
MAXIMUS, Inc.	2,913	120,452

	Number of Shares	Value
Medifast, Inc. (a)	1,195	$16,395
Midas, Inc. (a)	1,311	11,261
Monro Muffler Brake, Inc.	2,679	103,918
Navigant Consulting, Inc. (a)	4,504	51,391
On Assignment, Inc. (a)	3,273	36,592
PAREXEL International Corp. (a)	5,155	106,915
Resources Connection, Inc.	3,776	39,988
TeleTech Holdings, Inc. (a)	2,198	35,608
TrueBlue, Inc. (a)	3,442	47,775
Universal Technical Institute, Inc. (a)	1,851	23,656
Viad Corp.	1,795	31,377
Wright Express Corp. (a)	3,368	182,815

		2,674,398

Computers — 2.3%
Agilysys, Inc. (a)	1,324	10,526
CACI International, Inc. Class A (a)	2,305	128,896
Ciber, Inc. (a)	6,407	24,731
iGate Corp. (a)	2,587	40,694
j2 Global, Inc.	4,131	116,246
LivePerson, Inc. (a)	4,158	52,183
LogMeIn, Inc. (a)	1,867	71,973
Manhattan Associates, Inc. (a)	1,785	72,257
Mercury Computer Systems, Inc. (a)	2,623	34,860
MTS Systems Corp.	1,365	55,624
NCI, Inc. Class A (a)	681	7,934
Netscout Systems, Inc. (a)	3,019	53,134
RadiSys Corp. (a)	1,874	9,482
Stratasys, Inc. (a)	1,858	56,502
Super Micro Computer, Inc. (a)	2,455	38,494
Sykes Enterprises, Inc. (a)	3,406	53,338
Synaptics, Inc. (a)	2,803	84,510
Virtusa Corp. (a)	1,588	22,994

		934,378

Cosmetics & Personal Care — 0.1%
Inter Parfums, Inc.	1,439	22,391

Distribution & Wholesale — 1.2%
Brightpoint, Inc. (a)	5,945	63,968
MWI Veterinary Supply, Inc. (a)	1,108	73,616
Pool Corp.	4,186	125,999
ScanSource, Inc. (a)	2,397	86,292
United Stationers, Inc.	3,724	121,253

		471,128

Diversified Financial — 1.8%
Calamos Asset Management, Inc. Class A	1,696	21,217
Encore Capital Group, Inc. (a)	1,868	39,714
Financial Engines, Inc. (a)	3,411	76,168
Higher One Holdings, Inc. (a)	2,696	49,714
Interactive Brokers Group, Inc. Class A	3,322	49,631

The accompanying notes are an integral part of the financial statements.

76

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Investment Technology Group, Inc. (a)	3,475	$37,565
National Financial Partners Corp. (a)	3,541	47,874
Piper Jaffray Cos., Inc. (a)	1,352	27,310
Portfolio Recovery Associates, Inc. (a)	1,493	100,807
Stifel Financial Corp. (a)	4,684	150,122
SWS Group, Inc.	2,679	18,405
World Acceptance Corp. (a)	1,256	92,316

		710,843

Electric — 2.2%
Allete, Inc.	2,820	118,384
Avista Corp.	5,071	130,578
Central Vermont Public Service Corp.	1,148	40,295
CH Energy Group, Inc.	1,301	75,952
El Paso Electric Co.	3,501	121,275
NorthWestern Corp.	3,159	113,061
UIL Holdings Corp.	4,393	155,380
Unisource Energy Corp.	3,220	118,882

		873,807

Electrical Components & Equipment — 1.2%
Advanced Energy Industries, Inc. (a)	3,947	42,351
Belden, Inc.	4,076	135,649
Encore Wire Corp.	1,681	43,538
EnerSys (a)	4,152	107,828
Greatbatch, Inc. (a)	2,028	44,819
Littelfuse, Inc.	2,003	86,089
Powell Industries, Inc. (a)	747	23,366
Vicor Corp.	1,700	13,532

		497,172

Electronics — 3.8%
American Science & Engineering, Inc.	766	52,172
Analogic Corp.	1,060	60,759
Badger Meter, Inc.	1,336	39,318
Bel Fuse, Inc. Class B	864	16,200
Benchmark Electronics, Inc. (a)	5,007	67,444
Brady Corp. Class A	4,541	143,359
Checkpoint Systems, Inc. (a)	3,442	37,655
CTS Corp.	3,045	28,014
Cymer, Inc. (a)	2,652	131,964
Daktronics, Inc.	3,275	31,342
Electro Scientific Industries, Inc. (a)	2,104	30,466
Faro Technologies, Inc. (a)	1,434	65,964
FEI Co. (a)	3,268	133,269
II-VI, Inc. (a)	4,747	87,155
Measurement Specialties, Inc. (a)	1,304	36,460
Methode Electronics, Inc.	3,127	25,923
Newport Corp. (a)	3,350	45,594
OSI Systems, Inc. (a)	1,710	83,414
Oyo Geospace Corp. (a)	414	32,015
Park Electrochemical Corp.	1,810	46,372
Plexus Corp. (a)	2,986	81,757
Pulse Electronics Corp.	3,799	10,637

	Number of Shares	Value
Rofin-Sinar Technologies, Inc. (a)	2,497	$57,056
Rogers Corp. (a)	1,386	51,088
TTM Technologies, Inc. (a)	4,425	48,498
Watts Water Technologies, Inc. Class A	2,547	87,133

		1,531,028

Energy – Alternate Sources — 0.0%
Headwaters, Inc. (a)	5,538	12,294

Engineering & Construction — 0.7%
Aegion Corp. (a)	3,416	52,401
Dycom Industries, Inc. (a)	2,965	62,028
EMCOR Group, Inc.	5,816	155,927
Orion Marine Group, Inc. (a)	2,365	15,727

		286,083

Entertainment — 0.4%
Marriott Vacations Worldwide Corp. (a)	2,302	39,502
Pinnacle Entertainment, Inc. (a)	5,518	56,063
Shuffle Master, Inc. (a)	4,686	54,920

		150,485

Environmental Controls — 0.8%
Calgon Carbon Corp. (a)	4,934	77,513
Darling International, Inc. (a)	10,191	135,438
Tetra Technologies, Inc. (a)	5,442	117,493

		330,444

Foods — 2.7%
B&G Foods, Inc.	4,154	99,987
Cal-Maine Foods, Inc.	1,242	45,420
Calavo Growers, Inc.	1,095	28,120
Diamond Foods, Inc.	1,902	61,378
J&J Snack Foods Corp.	1,268	67,559
Nash Finch Co.	1,051	30,773
Sanderson Farms, Inc.	1,641	82,263
Seneca Foods Corp. Class A (a)	779	20,114
Snyders-Lance, Inc.	4,073	91,642
Spartan Stores, Inc.	2,020	37,370
The Hain Celestial Group, Inc. (a)	3,836	140,628
TreeHouse Foods, Inc. (a)	3,126	204,378
United Natural Foods, Inc. (a)	4,246	169,882

		1,079,514

Forest Products & Paper — 1.1%
Buckeye Technologies, Inc.	3,448	115,301
Clearwater Paper Corp. (a)	1,966	70,009
Deltic Timber Corp.	940	56,767
KapStone Paper and Packaging Corp. (a)	3,351	52,745
Neenah Paper, Inc.	1,270	28,346
Schweitzer-Mauduit International, Inc.	1,419	94,307
Wausau Paper Corp.	4,194	34,642

		452,117

The accompanying notes are an integral part of the financial statements.

77

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gas — 2.2%
The Laclede Group, Inc.	1,935	$78,309
New Jersey Resources Corp.	3,605	177,366
Northwest Natural Gas Co.	2,332	111,773
Piedmont Natural Gas Co., Inc.	6,280	213,394
South Jersey Industries, Inc.	2,620	148,842
Southwest Gas Corp.	3,993	169,663

		899,347

Hand & Machine Tools — 0.2%
Franklin Electric Co., Inc.	1,636	71,264

Health Care – Products — 2.9%
Abaxis, Inc. (a)	1,886	52,186
Cantel Medical Corp.	1,114	31,114
CONMED Corp. (a)	2,421	62,147
Cyberonics, Inc. (a)	2,190	73,365
Haemonetics Corp. (a)	2,175	133,153
Hanger Orthopedic Group, Inc. (a)	2,910	54,388
ICU Medical, Inc. (a)	1,076	48,420
Invacare Corp.	2,775	42,430
Kensey Nash Corp. (a)	641	12,301
Meridian Bioscience, Inc.	3,598	67,786
Merit Medical Systems, Inc. (a)	3,648	48,810
Natus Medical, Inc. (a)	2,495	23,528
NuVasive, Inc. (a)	3,687	46,419
Palomar Medical Technologies, Inc. (a)	1,723	16,024
PSS World Medical, Inc. (a)	4,610	111,516
SonoSite, Inc. (a)	1,201	64,686
SurModics, Inc. (a)	1,221	17,900
Symmetry Medical, Inc. (a)	3,267	26,103
West Pharmaceutical Services, Inc.	2,939	111,535
Zoll Medical Corp. (a)	1,928	121,811

		1,165,622

Health Care – Services — 2.0%
Air Methods Corp. (a)	990	83,606
Almost Family, Inc. (a)	672	11,142
Amedisys, Inc. (a)	2,598	28,344
AmSurg Corp. (a)	2,733	71,167
Bio-Reference Laboratories, Inc. (a)	2,191	35,648
Centene Corp. (a)	4,385	173,602
The Ensign Group, Inc.	1,402	34,349
Gentiva Health Services, Inc. (a)	2,707	18,272
Healthways, Inc. (a)	2,899	19,887
The IPC Hospitalist Co. (a)	1,427	65,242
Kindred Healthcare, Inc. (a)	4,543	53,471
LHC Group, Inc. (a)	1,374	17,628
Magellan Health Services, Inc. (a)	2,440	120,707
Molina Healthcare, Inc. (a)	2,453	54,776

		787,841

Home Builders — 0.4%
M/I Homes, Inc. (a)	1,688	16,205
Meritage Home Corp. (a)	2,398	55,609

	Number of Shares	Value
The Ryland Group, Inc.	3,864	$60,897
Standard Pacific Corp. (a)	9,061	28,814
Winnebago Industries, Inc. (a)	2,406	17,756

		179,281

Home Furnishing — 0.5%
DTS, Inc. (a)	1,489	40,560
Ethan Allen Interiors, Inc.	2,241	53,134
La-Z-Boy, Inc. (a)	4,454	53,003
Universal Electronics, Inc. (a)	1,225	20,666
VOXX International Corp. (a)	1,611	13,613

		180,976

Household Products — 0.6%
Blyth, Inc.	450	25,560
Central Garden & Pet Co. Class A (a)	3,663	30,476
Helen of Troy Ltd. (a)	2,757	84,640
Prestige Brands Holdings, Inc. (a)	4,333	48,833
The Standard Register Co.	1,300	3,029
WD-40 Co.	1,386	56,008

		248,546

Housewares — 0.5%
National Presto Industries, Inc.	416	38,938
The Toro Co.	2,684	162,811

		201,749

Insurance — 2.8%
AMERISAFE, Inc. (a)	1,604	37,293
Delphi Financial Group, Inc. Class A	4,790	212,197
eHealth, Inc. (a)	1,721	25,299
Employers Holdings, Inc.	2,995	54,180
Horace Mann Educators Corp.	3,483	47,752
Infinity Property & Casualty Corp.	1,049	59,520
Meadowbrook Insurance Group, Inc.	4,508	48,145
The Navigators Group, Inc. (a)	952	45,391
Presidential Life Corp.	1,872	18,701
ProAssurance Corp.	2,657	212,082
RLI Corp.	1,449	105,574
Safety Insurance Group, Inc.	1,319	53,393
Selective Insurance Group, Inc.	4,737	83,987
Stewart Information Services Corp.	1,684	19,450
Tower Group, Inc.	3,438	69,345
United Fire & Casualty Co.	1,805	36,425

		1,128,734

Internet — 1.9%
Blue Coat Systems, Inc. (a)	3,734	95,030
Blue Nile, Inc. (a)	1,181	48,279
Comscore, Inc. (a)	2,875	60,950
DealerTrack Holdings, Inc. (a)	3,616	98,572
Digital River, Inc. (a)	3,251	48,830
eResearch Technology, Inc. (a)	3,779	17,724
InfoSpace, Inc. (a)	3,429	37,685
Liquidity Services, Inc. (a)	1,738	64,132

The accompanying notes are an integral part of the financial statements.

78

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nutrisystem, Inc.	2,501	$32,338
PC-Tel, Inc.	1,692	11,573
Perficient, Inc. (a)	2,561	25,636
Sourcefire, Inc. (a)	2,501	80,983
Stamps.com, Inc. (a)	1,117	29,187
United Online, Inc.	7,669	41,719
Websense, Inc. (a)	3,380	63,308
XO Group, Inc. (a)	2,577	21,492

		777,438

Investment Companies — 0.2%
Prospect Capital Corp.	9,578	88,980

Iron & Steel — 0.2%
AK Steel Holding Corp.	9,587	79,188
Olympic Steel, Inc.	824	19,216

		98,404

Leisure Time — 0.6%
Arctic Cat, Inc. (a)	1,034	23,317
Brunswick Corp.	7,777	140,453
Callaway Golf Co.	5,559	30,741
Interval Leisure Group, Inc. (a)	3,476	47,308
Multimedia Games Holding Co. (a)	2,214	17,579

		259,398

Lodging — 0.2%
Boyd Gaming Corp. (a)	4,839	36,099
Marcus Corp.	1,697	21,399
Monarch Casino & Resort, Inc. (a)	1,016	10,353

		67,851

Machinery – Construction & Mining — 0.1%
Astec Industries, Inc. (a)	1,752	56,432

Machinery – Diversified — 2.1%
Albany International Corp. Class A	2,415	55,835
Applied Industrial Technologies, Inc.	3,673	129,179
Briggs & Stratton Corp.	4,410	68,311
Cascade Corp.	733	34,576
Cognex Corp.	3,660	130,991
Gerber Scientific, Inc. (b)	2,202	22
Intermec, Inc. (a)	4,414	30,280
Intevac, Inc. (a)	2,103	15,562
iRobot Corp. (a)	2,327	69,461
Lindsay Corp.	1,109	60,873
Robbins & Myers, Inc.	3,992	193,812
Tennant Co.	1,633	63,475

		852,377

Manufacturing — 2.6%
A.O. Smith Corp.	3,398	136,328
Actuant Corp. Class A	5,999	136,117
AZZ, Inc.	1,087	49,393
Barnes Group, Inc.	4,132	99,622
Ceradyne, Inc. (a)	2,129	57,015

	Number of Shares	Value
EnPro Industries, Inc. (a)	1,819	$59,991
ESCO Technologies, Inc.	2,325	66,913
Federal Signal Corp. (a)	5,213	21,634
Griffon Corp.	4,014	36,648
John Bean Technologies Corp.	2,450	37,656
Koppers Holdings, Inc.	1,799	61,814
LSB Industries, Inc. (a)	1,596	44,736
Lydall, Inc. (a)	1,592	15,108
Myers Industries, Inc.	2,984	36,822
Standex International Corp.	1,078	36,835
STR Holdings, Inc. (a)	3,520	28,970
Sturm, Ruger & Co., Inc.	1,660	55,544
Tredegar Corp.	2,045	45,440

		1,026,586

Media — 0.2%
Digital Generation, Inc. (a)	2,368	28,227
The Dolan Co. (a)	2,645	22,535
The E.W. Scripps Co. Class A (a)	2,776	22,236

		72,998

Metal Fabricate & Hardware — 0.9%
A.M. Castle & Co. (a)	1,460	13,812
Circor International, Inc.	1,517	53,565
Haynes International, Inc.	1,064	58,094
Kaydon Corp.	2,783	84,882
Lawson Products, Inc.	380	5,863
Mueller Industries, Inc.	3,318	127,478

		343,694

Mining — 0.7%
AMCOL International Corp.	2,197	58,989
Century Aluminum Co. (a)	4,803	40,874
Kaiser Aluminum Corp.	1,395	64,003
Materion Corp. (a)	1,776	43,121
RTI International Metals, Inc. (a)	2,592	60,160

		267,147

Office Furnishings — 0.1%
Interface, Inc. Class A	4,988	57,561

Oil & Gas — 1.7%
Approach Resources Inc. (a)	2,346	68,996
Contango Oil & Gas Co. (a)	1,103	64,173
GeoResources, Inc. (a)	1,743	51,087
Gulfport Energy Corp. (a)	3,881	114,296
Penn Virginia Corp.	3,811	20,160
Petroleum Development Corp. (a)	2,038	71,554
PetroQuest Energy, Inc. (a)	4,964	32,762
Pioneer Drilling Co. (a)	5,395	52,224
Stone Energy Corp. (a)	4,262	112,432
Swift Energy Co. (a)	3,702	110,023

		697,707

The accompanying notes are an integral part of the financial statements.

79

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.8%
Basic Energy Services, Inc. (a)	2,510	$49,447
Exterran Holdings, Inc. (a)	5,428	49,395
Gulf Island Fabrication, Inc.	1,267	37,009
Hornbeck Offshore Services, Inc. (a)	2,969	92,098
ION Geophysical Corp. (a)	11,018	67,540
Lufkin Industries, Inc.	2,648	178,237
Matrix Service Co. (a)	2,202	20,787
SEACOR Holdings, Inc. (a)	1,888	167,956
TETRA Technologies, Inc. (a)	6,787	63,391

		725,860

Pharmaceuticals — 3.5%
Align Technology, Inc. (a)	5,950	141,164
Cubist Pharmaceuticals, Inc. (a)	5,365	212,561
Emergent Biosolutions, Inc. (a)	2,133	35,920
Hi-Tech Pharmacal Co., Inc. (a)	896	34,846
The Medicines Co. (a)	4,592	85,595
Neogen Corp. (a)	2,037	62,414
Par Pharmaceutical Cos., Inc. (a)	3,140	102,772
PetMed Express, Inc.	1,845	19,151
PharMerica Corp. (a)	2,605	39,544
Questcor Pharmaceuticals, Inc. (a)	5,461	227,068
Salix Pharmaceuticals Ltd. (a)	5,151	246,475
Savient Pharmaceuticals, Inc. (a)	6,317	14,087
ViroPharma, Inc. (a)	6,149	168,421

		1,390,018

Real Estate — 0.1%
Forestar Real Esate Group, Inc. (a)	3,136	47,448

Real Estate Investment Trusts (REITS) — 7.7%
Acadia Realty Trust	3,755	75,626
BioMed Realty Trust, Inc.	13,390	242,091
Cedar Realty Trust, Inc.	4,975	21,442
Colonial Properties Trust	7,605	158,640
Cousins Properties, Inc.	9,046	57,985
DiamondRock Hospitality Co.	14,592	140,667
Eastgroup Properties	2,335	101,526
Entertainment Properties Trust	4,069	177,856
Extra Space Storage, Inc.	8,205	198,807
Franklin Street Properties Corp.	6,322	62,904
Getty Realty Corp.	2,407	33,578
Healthcare Realty Trust, Inc.	6,785	126,133
Inland Real Estate Corp.	6,609	50,295
Kilroy Realty Corp.	5,088	193,700
Kite Realty Group Trust	5,402	24,363
LaSalle Hotel Properties	7,296	176,636
Lexington Realty Trust	11,665	87,371
LTC Properties, Inc.	2,636	81,347
Medical Properties Trust, Inc.	9,722	95,956
Mid-America Apartment Communities, Inc.	3,292	205,915
Parkway Properties, Inc.	1,967	19,395

	Number of Shares	Value
Pennsylvania Real Estate Investment Trust	4,768	$49,778
Post Properties, Inc.	4,511	197,221
PS Business Parks, Inc.	1,622	89,907
Saul Centers, Inc.	1,032	36,553
Sovran Self Storage, Inc.	2,424	103,432
Tanger Factory Outlet Centers, Inc.	7,535	220,926
Universal Health Realty Income Trust	1,103	43,017
Urstadt Biddle Properties, Inc. Class A	2,002	36,196

		3,109,263

Retail — 8.3%
Big 5 Sporting Goods Corp.	1,804	18,834
Biglari Holdings, Inc. (a)	125	46,030
BJ’s Restaurants, Inc. (a)	2,098	95,081
Brown Shoe Co., Inc.	3,616	32,182
The Buckle, Inc.	2,335	95,431
Buffalo Wild Wings, Inc. (a)	1,597	107,813
Cabela’s, Inc. (a)	3,759	95,554
Casey’s General Stores, Inc.	3,312	170,601
Cash America International, Inc.	2,553	119,046
The Cato Corp. Class A	2,573	62,267
CEC Entertainment, Inc.	1,648	56,774
The Children’s Place Retail Store, Inc. (a)	2,177	115,642
Christopher & Banks Corp.	2,995	7,008
Coldwater Creek, Inc. (a)	7,842	9,254
Cracker Barrel Old Country Store, Inc.	2,003	100,971
DineEquity, Inc. (a)	1,362	57,490
EZCORP, Inc. Class A (a)	3,819	100,707
The Finish Line, Inc. Class A	4,470	86,204
First Cash Financial Services, Inc. (a)	2,627	92,181
Fred’s, Inc. Class A	3,384	49,339
Genesco, Inc. (a)	2,107	130,086
Group 1 Automotive, Inc.	1,962	101,632
Haverty Furniture Cos., Inc.	1,602	17,590
Hibbett Sports, Inc. (a)	2,324	104,998
Hot Topic, Inc.	3,741	24,728
Insight Enterprises, Inc. (a)	3,794	58,010
Jack in the Box, Inc. (a)	3,851	80,486
Jos. A. Bank Clothiers, Inc. (a)	2,426	118,292
Kirkland’s, Inc. (a)	1,336	17,769
Lithia Motors, Inc. Class A	1,873	40,944
Liz Claiborne, Inc. (a)	8,305	71,672
Lumber Liquidators Holdings, Inc. (a)	2,398	42,349
MarineMax, Inc. (a)	1,907	12,434
The Men’s Wearhouse, Inc.	4,466	144,743
Movado Group, Inc.	1,562	28,381
O’Charley’s, Inc. (a)	1,482	8,136
OfficeMax, Inc. (a)	7,639	34,681
P.F. Chang’s China Bistro, Inc.	1,821	56,287
Papa John’s International, Inc. (a)	1,598	60,213

The accompanying notes are an integral part of the financial statements.

80

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The PEP Boys-Manny, Moe & Jack	4,648	$51,128
Red Robin Gourmet Burgers, Inc. (a)	988	27,368
Ruby Tuesday, Inc. (a)	5,314	36,667
Rue21, Inc. (a)	1,332	28,771
Ruth’s Hospitality Group, Inc. (a)	3,105	15,432
School Specialty, Inc. (a)	1,424	3,560
Select Comfort Corp. (a)	4,898	106,238
Sonic Automotive, Inc. Class A	3,057	45,274
Sonic Corp. (a)	5,412	36,423
Stage Stores, Inc.	2,688	37,336
Stein Mart, Inc. (a)	2,464	16,780
Texas Roadhouse, Inc.	5,169	77,018
Tuesday Morning Corp. (a)	3,668	12,655
Vitamin Shoppe, Inc. (a)	2,541	101,335
Zale Corp. (a)	2,391	9,110
Zumiez, Inc. (a)	1,886	52,355

		3,329,290

Savings & Loans — 0.5%
Brookline Bancorp, Inc.	6,097	51,459
Dime Community Bancshares, Inc.	2,467	31,084
Oritani Financial Corp.	4,007	51,169
Provident Financial Services, Inc.	4,699	62,920

		196,632

Semiconductors — 4.3%
ATMI, Inc. (a)	2,729	54,662
Brooks Automation, Inc.	5,647	57,995
Cabot Microelectronics Corp. (a)	1,983	93,697
Ceva, Inc. (a)	2,066	62,517
Cirrus Logic, Inc. (a)	5,527	87,603
Cohu, Inc.	2,090	23,722
Diodes, Inc. (a)	3,246	69,140
DSP Group, Inc. (a)	2,123	11,061
Entropic Communications, Inc. (a)	7,454	38,090
Exar Corp. (a)	3,863	25,109
GT Advanced Technologies, Inc. (a)	11,069	80,140
Hittite Microwave Corp. (a)	2,417	119,351
Kopin Corp. (a)	5,841	22,663
Kulicke & Soffa Industries, Inc. (a)	6,319	58,451
Micrel, Inc.	4,435	44,838
Microsemi Corp. (a)	7,549	126,446
MKS Instruments, Inc.	4,566	127,026
Monolithic Power Systems, Inc. (a)	2,530	38,127
Nanometrics, Inc. (a)	1,453	26,764
Pericom Semiconductor Corp. (a)	2,210	16,818
Power Integrations, Inc.	2,447	81,143
Rubicon Technology, Inc. (a)	1,520	14,273
Rudolph Technologies, Inc. (a)	2,878	26,650
Sigma Designs, Inc. (a)	2,754	16,524
Standard Microsystems Corp. (a)	1,966	50,664
Supertex, Inc. (a)	1,013	19,125
Tessera Technologies, Inc. (a)	4,542	76,078
TriQuint Semiconductor, Inc. (a)	14,471	70,474

	Number of Shares	Value
Ultratech, Inc. (a)	2,206	$54,201
Veeco Instruments, Inc. (a)	3,410	70,928
Volterra Semiconductor Corp. (a)	2,171	55,599

		1,719,879

Software — 4.3%
Avid Technology, Inc. (a)	2,525	21,538
Blackbaud, Inc.	3,788	104,928
Bottomline Technologies, Inc. (a)	3,141	72,777
CommVault Systems, Inc. (a)	3,804	162,507
Computer Programs & Systems, Inc.	952	48,657
CSG Systems International, Inc. (a)	2,980	43,836
Digi International, Inc. (a)	2,250	25,110
Ebix, Inc.	2,685	59,338
EPIQ Systems, Inc.	2,717	32,658
Interactive Intelligence Group (a)	1,272	29,154
JDA Software Group, Inc. (a)	3,709	120,135
MicroStrategy, Inc. Class A (a)	703	76,149
Monotype Imaging Holdings, Inc. (a)	3,095	48,251
Omnicell, Inc. (a)	2,956	48,833
Opnet Technologies, Inc.	1,271	46,608
Progress Software Corp. (a)	5,586	108,089
Quality Systems, Inc.	3,437	127,135
RightNow Technologies, Inc. (a)	2,229	95,245
Synchronoss Technologies, Inc. (a)	2,320	70,087
SYNNEX Corp. (a)	2,272	69,205
Take-Two Interactive Software, Inc. (a)	7,555	102,370
Taleo Corp. Class A (a)	3,615	139,864
THQ, Inc. (a)	5,435	4,131
Tyler Technologies, Inc. (a)	2,092	62,990

		1,719,595

Storage & Warehousing — 0.1%
Mobile Mini, Inc. (a)	2,995	52,263

Telecommunications — 2.6%
Anixter International, Inc. (a)	2,411	143,792
Arris Group, Inc. (a)	10,355	112,041
Atlantic Tele-Network, Inc.	799	31,201
Black Box Corp.	1,527	42,817
Cbeyond, Inc. (a)	2,748	22,011
Cincinnati Bell, Inc. (a)	17,034	51,613
Comtech Telecommunications Corp.	1,746	49,971
General Communication, Inc. Class A (a)	3,045	29,811
Harmonic, Inc. (a)	9,990	50,350
Lumos Networks Corp.	1,296	19,881
NETGEAR, Inc. (a)	3,268	109,707
Neutral Tandem, Inc. (a)	2,712	28,991
Novatel Wireless, Inc. (a)	2,533	7,928
NTELOS Holdings Corp.	1,296	26,412
Oplink Communications, Inc. (a)	1,617	26,632
Symmetricom, Inc. (a)	3,816	20,568

The accompanying notes are an integral part of the financial statements.

81

MML Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tekelec (a)	5,301	$57,940
USA Mobility, Inc.	1,938	26,880
ViaSat, Inc. (a)	3,676	169,537

		1,028,083

Textiles — 0.3%
G&K Services, Inc. Class A	1,647	47,944
UniFirst Corp.	1,329	75,408

		123,352

Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc.	2,245	31,677

Transportation — 1.8%
Arkansas Best Corp.	2,213	42,645
Bristow Group, Inc.	3,134	148,520
Forward Air Corp.	2,483	79,580
Heartland Express, Inc.	5,012	71,622
Hub Group, Inc. Class A (a)	3,277	106,273
Knight Transportation, Inc.	5,120	80,077
Old Dominion Freight Line, Inc. (a)	4,097	166,051
Overseas Shipholding Group, Inc.	2,271	24,822

		719,590

Water — 0.1%
American States Water Co.	1,652	57,655

TOTAL COMMON STOCK (Cost $40,972,324)		39,841,800

TOTAL EQUITIES (Cost $40,972,324)		39,841,800

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
iShares S&P SmallCap 600 Index Fund	26	1,776

TOTAL MUTUAL FUNDS (Cost $1,620)		1,776

TOTAL LONG-TERM INVESTMENTS (Cost $40,973,944)		39,843,576

	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (c)	$237,709	237,709

U.S. Treasury Bills — 0.4%
U.S. Treasury Bill (d) 0.021% 5/03/12	90,000	89,994

	Principal Amount	Value
U.S. Treasury Bill (d) 0.035% 5/03/12	$10,000	$9,999
U.S. Treasury Bill (d) 0.055% 5/03/12	15,000	14,997
U.S. Treasury Bill (d) 0.066% 5/03/12	20,000	19,995

		134,985

TOTAL SHORT-TERM INVESTMENTS (Cost $372,694)		372,694

TOTAL INVESTMENTS — 100.2% (Cost $41,346,638) (e)		40,216,270

Other Assets/(Liabilities) — (0.2)%		(65,717)

NET ASSETS — 100.0%		$40,150,553

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $237,710. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $242,538.
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

82

MML Small Company Value Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 97.4%

COMMON STOCK — 96.9%
Aerospace & Defense — 0.6%
Kaman Corp.	18,900	$516,349
Kratos Defense & Security Solutions, Inc. (a)	26,000	155,220

		671,569

Agriculture — 0.2%
Alliance One International, Inc. (a)	85,600	232,832

Airlines — 1.5%
Alaska Air Group, Inc. (a)	21,700	1,629,453

Banks — 6.3%
Columbia Banking System, Inc.	20,500	395,035
East West Bancorp, Inc.	79,400	1,568,150
Glacier Bancorp, Inc.	52,400	630,372
Home Bancshares, Inc.	34,000	880,940
Sandy Spring Bancorp, Inc.	18,500	324,675
Signature Bank (a)	14,200	851,858
SVB Financial Group (a)	27,500	1,311,475
Wintrust Financial Corp.	28,700	805,035

		6,767,540

Biotechnology — 0.3%
Exelixis, Inc. (a)	61,300	290,256

Building Materials — 2.8%
Comfort Systems USA, Inc.	36,700	393,424
Drew Industries, Inc. (a)	36,000	883,080
Gibraltar Industries, Inc. (a)	45,100	629,596
Quanex Building Products Corp.	27,500	413,050
Universal Forest Products, Inc.	20,100	620,487

		2,939,637

Chemicals — 2.1%
American Vanguard Corp.	36,700	489,578
Innospec, Inc. (a)	41,900	1,176,133
Minerals Technologies, Inc.	9,400	531,382

		2,197,093

Coal — 0.5%
Cloud Peak Energy, Inc. (a)	28,600	552,552

Commercial Services — 6.6%
Aaron’s, Inc.	90,100	2,403,868
Electro Rent Corp.	52,400	898,660
FTI Consulting, Inc. (a)	11,300	479,346
Landauer, Inc.	9,500	489,250
McGrath Rentcorp	46,200	1,339,338
Navigant Consulting, Inc. (a)	49,200	561,372
On Assignment, Inc. (a)	67,400	753,532
Startek, Inc. (a)	34,500	66,240

		6,991,606

	Number of Shares	Value
Computers — 0.3%
Xyratex Ltd.	26,300	$350,316

Distribution & Wholesale — 3.7%
Beacon Roofing Supply, Inc. (a)	75,700	1,531,411
Owens & Minor, Inc.	55,050	1,529,840
Pool Corp.	29,300	881,930

		3,943,181

Diversified Financial — 2.4%
GFI Group, Inc.	127,600	525,712
JMP Group, Inc.	26,600	190,190
Piper Jaffray Cos., Inc. (a)	10,600	214,120
Stifel Financial Corp. (a)	50,800	1,628,140

		2,558,162

Electric — 3.4%
Black Hills Corp.	14,800	496,984
Cleco Corp.	30,850	1,175,385
El Paso Electric Co.	28,000	969,920
NorthWestern Corp.	18,600	665,694
PNM Resources, Inc.	19,700	359,131

		3,667,114

Electrical Components & Equipment — 2.1%
Advanced Energy Industries, Inc. (a)	42,600	457,098
Belden, Inc.	27,700	921,856
Littelfuse, Inc.	19,000	816,620

		2,195,574

Electronics — 3.4%
Analogic Corp.	9,500	544,540
Cymer, Inc. (a)	17,700	880,752
Electro Scientific Industries, Inc. (a)	24,000	347,520
Methode Electronics, Inc.	20,900	173,261
Newport Corp. (a)	33,600	457,296
Woodward, Inc.	30,400	1,244,272

		3,647,641

Engineering & Construction — 0.7%
Aegion Corp. (a)	40,100	615,134
Sterling Construction Co., Inc. (a)	11,000	118,470

		733,604

Entertainment — 0.6%
Ascent Media Corp. Series A (a)	12,700	644,144

Environmental Controls — 1.6%
Mine Safety Appliances Co.	17,300	572,976
Waste Connections, Inc.	34,700	1,149,958

		1,722,934

Foods — 0.5%
Nash Finch Co.	19,900	582,672

Forest Products & Paper — 2.9%
Clearwater Paper Corp. (a)	24,300	865,323
Deltic Timber Corp.	15,800	954,162

The accompanying notes are an integral part of the financial statements.

83

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Potlatch Corp.	29,500	$917,745
Wausau Paper Corp.	49,600	409,696

		3,146,926

Gas — 1.3%
Southwest Gas Corp.	21,400	909,286
Vectren Corp.	14,900	450,427

		1,359,713

Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	7,700	335,412

Health Care – Products — 1.5%
AngioDynamics, Inc. (a)	22,500	333,225
Quidel Corp. (a)	29,000	438,770
West Pharmaceutical Services, Inc.	22,500	853,875

		1,625,870

Health Care – Services — 1.1%
National Healthcare Corp.	16,900	708,110
Triple-S Management Corp. Class B (a)	24,600	492,492

		1,200,602

Home Builders — 1.2%
M/I Homes, Inc. (a)	19,600	188,160
Meritage Home Corp. (a)	32,500	753,675
Winnebago Industries, Inc. (a)	45,100	332,838

		1,274,673

Home Furnishing — 0.4%
Ethan Allen Interiors, Inc.	14,400	341,424
Stanley Furniture Co., Inc. (a)	30,300	90,900

		432,324

Household Products — 0.4%
CSS Industries, Inc.	23,000	458,160

Insurance — 5.0%
Alterra Capital Holdings Ltd.	33,800	798,694
Employers Holdings, Inc.	18,500	334,665
Markel Corp. (a)	1,720	713,232
Meadowbrook Insurance Group, Inc.	22,500	240,300
National Interstate Corp.	32,100	791,907
ProAssurance Corp.	29,400	2,346,708
Radian Group, Inc.	48,000	112,320

		5,337,826

Internet — 0.9%
Safeguard Scientifics, Inc. (a)	21,500	339,485
Websense, Inc. (a)	32,400	606,852

		946,337

Investment Companies — 0.3%
Ares Capital Corp.	20,100	310,545

Iron & Steel — 1.6%
Carpenter Technology Corp.	22,400	1,153,152
Schnitzer Steel Industries, Inc. Class A	14,100	596,148

		1,749,300

	Number of Shares	Value
Leisure Time — 0.3%
Brunswick Corp.	16,500	$297,990

Lodging — 0.5%
Orient-Express Hotels Ltd. (a)	73,000	545,310

Machinery – Construction & Mining — 0.4%
Astec Industries, Inc. (a)	12,700	409,067

Machinery – Diversified — 4.8%
Cascade Corp.	12,900	608,493
Cognex Corp.	10,800	386,532
IDEX Corp.	27,400	1,016,814
Nordson Corp.	41,600	1,713,088
Robbins & Myers, Inc.	27,900	1,354,545

		5,079,472

Manufacturing — 3.1%
AptarGroup, Inc.	32,700	1,705,959
Matthews International Corp. Class A	30,000	942,900
Myers Industries, Inc.	53,500	660,190

		3,309,049

Media — 0.8%
The Dolan Co. (a)	43,700	372,324
Saga Communications, Inc. Class A (a)	11,600	433,608

		805,932

Metal Fabricate & Hardware — 0.6%
Circor International, Inc.	17,200	607,332

Mining — 2.7%
AMCOL International Corp.	21,300	571,905
Franco-Nevada Corp.	21,500	818,425
North American Palladium Ltd. (a)	189,270	482,638
Royal Gold, Inc.	14,800	997,964

		2,870,932

Oil & Gas — 3.7%
Atwood Oceanics, Inc. (a)	13,200	525,228
Forest Oil Corp. (a)	21,000	284,550
Hercules Offshore, Inc. (a)	42,100	186,924
Lone Pine Resources, Inc. (a)	14,000	98,140
Northern Oil and Gas, Inc. (a)	42,500	1,019,150
Oasis Petroleum, Inc. (a)	41,400	1,204,326
Penn Virginia Corp.	52,400	277,196
Swift Energy Co. (a)	13,400	398,248

		3,993,762

Oil & Gas Services — 1.6%
CARBO Ceramics, Inc.	8,200	1,011,306
TETRA Technologies, Inc. (a)	58,800	549,192
Union Drilling, Inc. (a)	19,400	121,056

		1,681,554

Real Estate Investment Trusts (REITS) — 6.6%
Acadia Realty Trust	35,100	706,914
CBL & Associates Properties, Inc.	90,000	1,413,000

The accompanying notes are an integral part of the financial statements.

84

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cedar Realty Trust, Inc.	50,100	$215,931
First Potomac Realty Trust	56,400	736,020
Kilroy Realty Corp.	31,100	1,183,977
LaSalle Hotel Properties	37,550	909,085
Pebblebrook Hotel Trust	41,000	786,380
Saul Centers, Inc.	8,900	315,238
Washington Real Estate Investment Trust	29,800	815,030

		7,081,575

Retail — 2.5%
Fred’s, Inc. Class A	34,400	501,552
Haverty Furniture Cos., Inc.	42,500	466,650
MarineMax, Inc. (a)	38,000	247,760
The Men’s Wearhouse, Inc.	29,500	956,095
Stein Mart, Inc. (a)	69,100	470,571

		2,642,628

Semiconductors — 1.9%
ATMI, Inc. (a)	19,800	396,594
Brooks Automation, Inc.	40,300	413,881
Cabot Microelectronics Corp. (a)	10,400	491,400
Teradyne, Inc. (a)	50,900	693,767

		1,995,642

Software — 1.8%
Accelrys, Inc. (a)	30,210	203,011
Progress Software Corp. (a)	46,000	890,100
SYNNEX Corp. (a)	25,600	779,776

		1,872,887

Telecommunications — 1.4%
Ixia (a)	59,500	625,345
Premiere Global Services, Inc. (a)	60,700	514,129
Sonus Networks, Inc. (a)	143,100	343,440

		1,482,914

Textiles — 0.9%
Culp, Inc. (a)	23,500	200,220
G&K Services, Inc. Class A	24,500	713,195

		913,415

Transportation — 6.8%
Genesee & Wyoming, Inc. Class A (a)	33,450	2,026,401
Kirby Corp. (a)	33,050	2,176,012
Landstar System, Inc.	47,150	2,259,428
Overseas Shipholding Group, Inc.	12,800	139,904
UTI Worldwide, Inc.	45,900	610,011

		7,211,756

TOTAL COMMON STOCK (Cost $80,188,123)		103,296,785

CONVERTIBLE PREFERRED STOCK — 0.5%
Banks — 0.1%
East West Bancorp, Inc., Series A 8.000%	100	140,500

	Number of Shares	Value
Insurance — 0.4%
Assured Guaranty Ltd. 8.500%	7,900	$443,782

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $548,276)		584,282

TOTAL EQUITIES (Cost $80,736,399)		103,881,067

MUTUAL FUNDS — 0.7%
Diversified Financial — 0.7%
iShares Russell 2000 Value Index Fund	11,400	748,296
T. Rowe Price Reserve Investment Fund	1,000	1,000

		749,296

TOTAL MUTUAL FUNDS (Cost $756,026)		749,296

TOTAL LONG-TERM INVESTMENTS (Cost $81,492,425)		104,630,363

	Principal Amount
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$1,970,354	1,970,354

TOTAL SHORT-TERM INVESTMENTS (Cost $1,970,354)		1,970,354

TOTAL INVESTMENTS — 100.0% (Cost $83,462,779) (c)		106,600,717

Other Assets/(Liabilities) — (0.0)%		(16,793)

NET ASSETS — 100.0%		$106,583,924

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $1,970,356. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/25/38, and an aggregate market value, including accrued interest, of $2,010,744.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

85

MML Small/Mid Cap Value Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Apparel — 1.2%
The Jones Group, Inc.	202,510	$2,136,481

Automotive & Parts — 4.2%
Cooper Tire & Rubber Co.	141,200	1,978,212
Dana Holding Corp. (a)	136,350	1,656,652
Lear Corp.	56,170	2,235,566
TRW Automotive Holdings Corp. (a)	49,200	1,603,920

		7,474,350

Banks — 8.6%
Associated Banc-Corp.	139,200	1,554,864
CapitalSource, Inc.	341,620	2,288,854
Comerica, Inc.	80,320	2,072,256
Hancock Holding Co.	32,526	1,039,856
Huntington Bancshares, Inc.	401,370	2,203,521
Popular, Inc. (a)	934,263	1,298,626
Susquehanna Bancshares, Inc.	241,545	2,024,147
Webster Financial Corp.	58,290	1,188,533
Zions Bancorp	98,640	1,605,859

		15,276,516

Beverages — 1.4%
Constellation Brands, Inc. Class A (a)	124,970	2,583,130

Chemicals — 3.0%
Ferro Corp. (a)	191,680	937,315
Huntsman Corp.	99,370	993,700
PolyOne Corp.	154,300	1,782,165
Westlake Chemical Corp.	39,720	1,598,333

		5,311,513

Commercial Services — 1.2%
Convergys Corp. (a)	162,602	2,076,428

Computers — 0.5%
NCR Corp. (a)	58,000	954,680

Distribution & Wholesale — 1.6%
Ingram Micro, Inc. Class A (a)	57,880	1,052,837
WESCO International, Inc. (a)	33,690	1,785,907

		2,838,744

Diversified Financial — 0.5%
Legg Mason, Inc.	39,500	949,975

Electric — 6.0%
CMS Energy Corp.	104,750	2,312,880
Great Plains Energy, Inc.	77,290	1,683,376
NV Energy, Inc.	140,830	2,302,571
PNM Resources, Inc.	115,500	2,105,565
Portland General Electric Co.	85,875	2,171,779
Unisource Energy Corp.	5,186	191,467

		10,767,638

	Number of Shares	Value
Electrical Components & Equipment — 2.4%
EnerSys (a)	88,750	$2,304,837
General Cable Corp. (a)	79,160	1,979,792

		4,284,629

Electronics — 7.0%
Arrow Electronics, Inc. (a)	60,900	2,278,269
AU Optronics Corp. Sponsored ADR (Taiwan)	420,586	1,816,931
Avnet, Inc. (a)	49,470	1,538,022
Celestica, Inc. (a)	219,290	1,607,396
Flextronics International Ltd. (a)	318,660	1,803,616
Thomas & Betts Corp. (a)	23,370	1,276,002
TTM Technologies, Inc. (a)	193,120	2,116,595

		12,436,831

Engineering & Construction — 0.8%
Tutor Perini Corp. (a)	109,770	1,354,562

Foods — 4.5%
Dean Foods Co. (a)	221,400	2,479,680
Dole Food Co., Inc. (a)	151,210	1,307,967
Smithfield Foods, Inc. (a)	80,800	1,961,824
Tyson Foods, Inc. Class A	113,960	2,352,134

		8,101,605

Gas — 3.8%
Atmos Energy Corp.	60,800	2,027,680
NiSource, Inc.	98,565	2,346,833
UGI Corp.	79,240	2,329,656

		6,704,169

Health Care – Services — 3.6%
Health Net, Inc. (a)	79,430	2,416,261
LifePoint Hospitals, Inc. (a)	57,550	2,137,982
Molina Healthcare, Inc. (a)	80,380	1,794,885

		6,349,128

Home Builders — 0.6%
NVR, Inc. (a)	1,600	1,097,600

Household Products — 0.9%
Avery Dennison Corp.	58,440	1,676,059

Housewares — 1.1%
Newell Rubbermaid, Inc.	120,500	1,946,075

Insurance — 7.5%
AmTrust Financial Services, Inc.	61,130	1,451,838
Aspen Insurance Holdings Ltd.	76,800	2,035,200
Endurance Specialty Holdings Ltd.	58,100	2,222,325
Platinum Underwriters Holdings Ltd.	65,720	2,241,709
Reinsurance Group of America, Inc. Class A	40,800	2,131,800
Torchmark Corp.	38,570	1,673,552
Unum Group	72,850	1,534,949

		13,291,373

The accompanying notes are an integral part of the financial statements.

86

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Iron & Steel — 1.9%
Reliance Steel & Aluminum Co.	48,730	$2,372,664
Steel Dynamics, Inc.	82,700	1,087,505

		3,460,169

Leisure Time — 1.1%
Royal Caribbean Cruises Ltd.	78,220	1,937,509

Lodging — 0.2%
MGM Resorts International (a)	36,400	379,652

Media — 1.0%
Gannett Co., Inc.	136,320	1,822,598

Metal Fabricate & Hardware — 2.3%
Commercial Metals Co.	136,000	1,880,880
The Timken Co.	55,600	2,152,276

		4,033,156

Oil & Gas — 2.4%
Plains Exploration & Production Co. (a)	49,550	1,819,476
Stone Energy Corp. (a)	58,350	1,539,273
Tesoro Corp. (a)	40,820	953,555

		4,312,304

Real Estate Investment Trusts (REITS) — 7.8%
BioMed Realty Trust, Inc.	115,190	2,082,635
BRE Properties, Inc.	31,700	1,600,216
Camden Property Trust	26,460	1,646,871
DiamondRock Hospitality Co.	197,170	1,900,719
Entertainment Properties Trust	50,030	2,186,811
Glimcher Realty Trust	209,600	1,928,320
Home Properties, Inc.	23,800	1,370,166
Mid-America Apartment Communities, Inc.	18,460	1,154,673

		13,870,411

Retail — 6.8%
ANN, Inc. (a)	67,090	1,662,490
Big Lots, Inc. (a)	38,040	1,436,391
The Children’s Place Retail Store, Inc. (a)	29,900	1,588,288
GameStop Corp. Class A (a)	82,700	1,995,551
Insight Enterprises, Inc. (a)	91,170	1,393,989
Office Depot, Inc. (a)	367,100	789,265
Saks, Inc. (a)	105,690	1,030,478
Signet Jewelers Ltd.	48,720	2,141,731

		12,038,183

Savings & Loans — 2.1%
First Niagara Financial Group, Inc.	177,740	1,533,896
People’s United Financial, Inc.	86,400	1,110,240
Washington Federal, Inc.	81,210	1,136,128

		3,780,264

	Number of Shares	Value
Semiconductors — 5.0%
Amkor Technology, Inc. (a)	298,940	$1,303,378
Entegris, Inc. (a)	249,810	2,179,592
Lam Research Corp. (a)	49,190	1,821,014
Micron Technology, Inc. (a)	285,330	1,794,726
MKS Instruments, Inc.	63,328	1,761,785

		8,860,495

Telecommunications — 2.1%
Amdocs Ltd. (a)	55,690	1,588,836
Anixter International, Inc. (a)	18,500	1,103,340
Arris Group, Inc. (a)	94,400	1,021,408

		3,713,584

Transportation — 3.8%
Atlas Air Worldwide Holdings, Inc. (a)	42,020	1,614,829
Bristow Group, Inc.	48,290	2,288,463
Con-way, Inc.	38,230	1,114,787
Teekay Corp.	63,520	1,697,889

		6,715,968

Trucking & Leasing — 1.3%
Aircastle Ltd.	184,280	2,344,042

TOTAL COMMON STOCK (Cost $173,888,056)		174,879,821

TOTAL EQUITIES (Cost $173,888,056)		174,879,821

TOTAL LONG-TERM INVESTMENTS (Cost $173,888,056)		174,879,821

	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$2,957,113	2,957,113

TOTAL SHORT-TERM INVESTMENTS (Cost $2,957,113)		2,957,113

TOTAL INVESTMENTS — 99.9% (Cost $176,845,169) (c)		177,836,934

Other Assets/(Liabilities) — 0.1%		155,130

NET ASSETS — 100.0%		$177,992,064

The accompanying notes are an integral part of the financial statements.

87

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,957,116. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 8/15/39 – 9/25/39, and an aggregate market value, including accrued interest, of $3,017,168.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

88

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MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2011

	MML Asset Allocation Fund	MML Concentrated Growth Fund
Assets:
Investments, at value (Note 2) (a)	$116,444,553	$84,711,227
Short-term investments, at value (Note 2) (b)	5,263	-
Repurchase agreements, at value (Note 2) (c)	11,519,209	501,150

Total investments	127,969,025	85,212,377

Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	1,006,805	-
Investment adviser (Note 3)	-	3,635
Fund shares sold	1,755	4,916
Interest and dividends	492,801	62,390
Foreign taxes withheld	-	-

Total assets	129,470,386	85,283,318

Liabilities:
Payables for:
Investments purchased	57,635	-
Open forward foreign currency contracts (Note 2)	2,205	-
Fund shares repurchased	18,938	5,026
Investments purchased on a when-issued basis (Note 2)	5,962,992	-
Trustees’ fees and expenses (Note 3)	36,970	18,706
Affiliates (Note 3):
Investment management fees	57,614	43,618
Administration fees	-	15,814
Service fees	5,408	1,145
Accrued expense and other liabilities	40,325	34,159

Total liabilities	6,182,087	118,468

Net assets	$123,288,299	$85,164,850

Net assets consist of:
Paid-in capital	$164,991,540	$119,413,347
Undistributed (accumulated) net investment income (loss)	2,397,816	560,180
Accumulated net realized gain (loss) on investments and foreign currency transactions	(53,859,206)	(40,530,804)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	9,758,149	5,722,127

Net assets	$123,288,299	$85,164,850

(a) Cost of investments:	$106,683,170	$78,989,100
(b) Cost of short-term investments:	$5,263	$-
(c) Cost of repurchase agreements:	$11,519,209	$501,150
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund	MML Foreign Fund	MML Global Fund	MML Growth & Income Fund

$528,359,128	$293,911,984	$107,896,082	$125,417,805
30,944	-	6,729	5,360
13,806,351	17,249,973	2,111,427	1,534,652

542,196,423	311,161,957	110,014,238	126,957,817

-	26,566	8,606	-

73,153	-	443	-
-	-	12,367	-
45,808	86,730	83,318	3,887
1,113,199	546,464	128,049	144,910
4,323	529,907	115,607	11,930

543,432,906	312,351,624	110,362,628	127,118,544

-	3,096,750	82,827	-
-	-	-	-
68,018	49,098	2,796	20,940
-	-	-	-
82,944	57,143	13,136	39,716

341,534	233,205	55,495	53,911
-	-	24,604	-
18,373	3,539	1,353	6,219
82,761	67,697	39,469	39,848

593,630	3,507,432	219,680	160,634

$542,839,276	$308,844,192	$110,142,948	$126,957,910

$551,251,310	$379,080,497	$105,673,610	$184,975,779
10,563,816	7,319,607	1,309,460	1,668,572
(56,417,851)	(25,519,073)	(10,665,356)	(71,663,564)
37,442,001	(52,036,839)	13,825,234	11,977,123

$542,839,276	$308,844,192	$110,142,948	$126,957,910

$490,915,487	$345,967,905	$94,075,163	$113,439,827
$30,944	$-	$6,729	$5,360
$13,806,351	$17,249,973	$2,111,427	$1,534,652
$-	$26,513	$8,687	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MML Asset Allocation Fund	MML Concentrated Growth Fund
Initial Class shares:
Net assets	$114,357,789	$-

Shares outstanding (a)	13,511,727	-

Net asset value, offering price and redemption price per share	$8.46	$-

Class I shares:
Net assets	$-	$64,176,388

Shares outstanding (a)	-	9,070,506

Net asset value, offering price and redemption price per share	$-	$7.08

Class II shares:
Net assets	$-	$19,080,184

Shares outstanding (a)	-	2,688,139

Net asset value, offering price and redemption price per share	$-	$7.10

Service Class shares:
Net assets	$8,930,510	$-

Shares outstanding (a)	1,060,601	-

Net asset value, offering price and redemption price per share	$8.42	$-

Service Class I shares:
Net assets	$-	$1,908,278

Shares outstanding (a)	-	271,936

Net asset value, offering price and redemption price per share	$-	$7.02

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund	MML Foreign Fund	MML Global Fund	MML Growth & Income Fund

$511,950,504	$303,229,093	$-	$116,867,435

55,629,444	37,289,284	-	14,932,829

$9.20	$8.13	$-	$7.83

$-	$-	$92,594,667	$-

-	-	11,546,011	-

$-	$-	$8.02	$-

$-	$-	$15,218,365	$-

-	-	1,872,170	-

$-	$-	$8.13	$-

$30,888,772	$5,615,099	$-	$10,090,475

3,372,808	693,352	-	1,294,779

$9.16	$8.10	$-	$7.79

$-	$-	$2,329,916	$-

-	-	291,201	-

$-	$-	$8.00	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MML Income & Growth Fund	MML Large Cap Growth Fund
Assets:
Investments, at value (Note 2) (a)	$88,212,072	$181,485,296
Short-term investments, at value (Note 2) (b)	3,515	-
Repurchase agreements, at value (Note 2) (c)	10,181,720	7,801,203

Total investments	98,397,307	189,286,499

Receivables from:
Investments sold	-	-
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	-	-
Fund shares sold	219,846	233,340
Interest and dividends	201,311	54,857

Total assets	98,818,464	189,574,696

Liabilities:
Payables for:
Investments purchased	1,769,264	-
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	3,571	522
Variation margin on open futures contracts (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	28,282	16,723
Affiliates (Note 3):
Investment management fees	51,353	103,736
Administration fees	-	-
Service fees	4,840	755
Accrued expense and other liabilities	30,401	41,566

Total liabilities	1,887,711	163,302

Net assets	$96,930,753	$189,411,394

Net assets consist of:
Paid-in capital	$88,041,058	$181,143,699
Undistributed (accumulated) net investment income (loss)	1,858,483	128,047
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,577,681)	(2,607,533)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	12,608,893	10,747,181

Net assets	$96,930,753	$189,411,394

(a) Cost of investments:	$75,603,199	$170,738,115
(b) Cost of short-term investments:	$3,515	$-
(c) Cost of repurchase agreements:	$10,181,720	$7,801,203

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Index Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$320,930,474	$414,541,724	$39,843,576	$104,630,363	$174,879,821
-	-	134,985	-	-
7,185,683	4,681,023	237,709	1,970,354	2,957,113

328,116,157	419,222,747	40,216,270	106,600,717	177,836,934

1,074,828	3,225,739	2,498	-	847,735
-	76,343	-	-	-
-	-	-	3,770	-
141,326	87,779	16,932	34,911	5,318
98,230	876,798	42,700	101,266	226,585

329,430,541	423,489,406	40,278,400	106,740,664	178,916,572

521,032	2,383,373	70,062	9,955	690,794
-	22,170	-	-	-
10,411	48,811	1,762	542	35,144
-	-	872	-	-
56,124	73,998	9,797	8,813	38,231

214,006	295,866	11,846	76,047	112,425
-	-	-	22,367	-
13,608	7,589	2,864	2,340	4,338
62,751	72,259	30,644	36,676	43,576

877,932	2,904,066	127,847	156,740	924,508

$328,552,609	$420,585,340	$40,150,553	$106,583,924	$177,992,064

$251,159,152	$411,370,618	$43,352,474	$80,743,335	$216,570,543
(912,269)	7,230,169	242,563	(207,781)	1,026,493
19,406,160	11,103,447	(2,319,757)	2,910,432	(40,596,737)
58,899,566	(9,118,894)	(1,124,727)	23,137,938	991,765

$328,552,609	$420,585,340	$40,150,553	$106,583,924	$177,992,064

$262,031,024	$423,715,050	$40,973,944	$81,492,425	$173,888,056
$-	$-	$134,985	$-	$-
$7,185,683	$4,681,023	$237,709	$1,970,354	$2,957,113

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MML Income & Growth Fund	MML Large Cap Growth Fund
Initial Class shares:
Net assets	$88,464,509	$188,235,219

Shares outstanding (a)	10,334,698	18,740,312

Net asset value, offering price and redemption price per share	$8.56	$10.04

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$8,466,244	$1,176,175

Shares outstanding (a)	994,725	117,783

Net asset value, offering price and redemption price per share	$8.51	$9.99

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Index Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$305,756,758	$407,614,871	$35,344,706	$-	$170,925,270

25,320,504	40,068,369	3,609,070	-	20,093,794

$12.08	$10.17	$9.79	$-	$8.51

$-	$-	$-	$102,632,504	$-

-	-	-	6,096,420	-

$-	$-	$-	$16.83	$-

$22,795,851	$12,970,469	$4,805,847	$-	$7,066,794

1,903,234	1,281,808	493,276	-	834,516

$11.98	$10.12	$9.74	$-	$8.47

$-	$-	$-	$3,951,420	$-

-	-	-	236,187	-

$-	$-	$-	$16.73	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2011

	MML Asset Allocation Fund	MML Concentrated Growth Fund
Investment income (Note 2):
Dividends (a)	$1,397,395	$1,386,749
Interest	1,864,695	64

Total investment income	3,262,090	1,386,813

Expenses (Note 3):
Investment management fees	739,713	570,368
Custody fees	17,811	11,925
Audit fees	37,968	32,988
Legal fees	10,892	2,260
Proxy fees	918	917
Shareholder reporting fees	27,843	20,789
Trustees’ fees	11,147	7,897

	846,292	647,144
Administration fees:
Class I	-	172,507
Class II	-	29,916
Service Class I	-	4,356
Service fees:
Service Class	21,132	-
Service Class I	-	4,538

Total expenses	867,424	858,461
Expenses waived (Note 3):
Class I fees waived by adviser	-	-
Class II fees waived by adviser	-	-
Service Class I fees waived by adviser	-	-
Class I management fees waived	-	(35,938)
Class II management fees waived	-	(10,684)
Service Class I management fees waived	-	(908)

Net expenses	867,424	810,931

Net investment income (loss)	2,394,666	575,882

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	10,836,684	11,850,133
Foreign currency transactions	7,795	-

Net realized gain (loss)	10,844,479	11,850,133

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(10,839,136)	(13,156,537)
Translation of assets and liabilities in foreign currencies	(3,557)	-

Net change in unrealized appreciation (depreciation)	(10,842,693)	(13,156,537)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	1,786	(1,306,404)

Net increase (decrease) in net assets resulting from operations	$2,396,452	$(730,522)

(a) Net of withholding tax of:	$32,302	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund	MML Foreign Fund	MML Global Fund	MML Growth & Income Fund

$15,113,834	$11,565,833	$2,285,229	$2,568,861
11,152	3,675	122	68

15,124,986	11,569,508	2,285,351	2,568,929

4,174,730	2,961,288	628,318	711,394
52,485	148,758	57,989	29,358
32,777	38,377	39,113	32,458
6,332	4,317	2,312	2,624
917	918	918	918
103,684	63,383	21,543	31,179
45,200	27,183	8,286	11,891

4,416,125	3,244,224	758,479	819,822

-	-	238,756	-
-	-	31,714	-
-	-	5,126	-

71,157	14,458	-	26,533
-	-	4,577	-

4,487,282	3,258,682	1,038,652	846,355

-	-	(89,001)	-
-	-	(18,303)	-
-	-	(1,912)	-
-	-	-	-
-	-	-	-
-	-	-	-

4,487,282	3,258,682	929,436	846,355

10,637,704	8,310,826	1,355,915	1,722,574

18,015,791	5,191,515	4,372,497	8,176,398
(7,905)	(85,147)	11,326	(18,321)

18,007,886	5,106,368	4,383,823	8,158,077

(29,896,851)	(44,317,273)	(9,816,884)	(11,728,846)
(730)	(100,102)	(3,622)	(913)

(29,897,581)	(44,417,375)	(9,820,506)	(11,729,759)

(11,889,695)	(39,311,007)	(5,436,683)	(3,571,682)

$(1,251,991)	$(31,000,181)	$(4,080,768)	$ (1,849,108)

$120,600	$1,190,031	$156,343	$39,322

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2011

	MML Income & Growth Fund	MML Large Cap Growth Fund
Investment income (Note 2):
Dividends (a)	$2,488,860	$1,357,324
Interest	280	361

Total investment income	2,489,140	1,357,685

Expenses (Note 3):
Investment management fees	519,070	1,111,930
Custody fees	8,856	21,013
Audit fees	32,985	32,461
Legal fees	2,658	2,901
Proxy fees	918	918
Shareholder reporting fees	18,646	32,622
Trustees’ fees	6,921	13,308

	590,054	1,215,153
Administration fees:
Class II	-	-
Service Class I	-	-
Service fees:
Service Class	17,016	3,198
Service Class I	-	-

Total expenses	607,070	1,218,351
Expenses waived (Note 3):
Class II fees waived by adviser	-	-
Service Class I fees waived by adviser	-	-

Net expenses	607,070	1,218,351

Net investment income (loss)	1,882,070	139,334

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,312,341	8,315,080
Futures contracts	-	-
Foreign currency transactions	(3,051)	-

Net realized gain (loss)	1,309,290	8,315,080

Net change in unrealized appreciation (depreciation) on:
Investment transactions	1,984,153	(13,994,868)
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	(710)	-

Net change in unrealized appreciation (depreciation)	1,983,443	(13,994,868)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	3,292,733	(5,679,788)

Net increase (decrease) in net assets resulting from operations	$5,174,803	$ (5,540,454)

(a) Net of withholding tax of:	$44,502	$10,313

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Index Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund

$1,694,185	$10,487,147	$438,824	$1,171,587	$2,511,598
14,858	410	88	230	246

1,709,043	10,487,557	438,912	1,171,817	2,511,844

2,645,709	3,507,060	152,963	910,630	1,400,441
52,535	80,810	13,705	13,070	22,758
33,178	33,238	32,375	32,993	32,491
4,491	5,166	1,763	1,885	3,011
917	918	918	918	918
65,640	77,539	11,080	22,793	37,464
27,690	33,763	3,579	8,496	15,352

2,830,160	3,738,494	216,383	990,785	1,512,435

-	-	-	259,301	-
-	-	-	8,531	-

50,997	28,099	11,141	-	17,524
-	-	-	8,531	-

2,881,157	3,766,593	227,524	1,267,148	1,529,959

-	-	-	(25,741)	-
-	-	-	(847)	-

2,881,157	3,766,593	227,524	1,240,560	1,529,959

(1,172,114)	6,720,964	211,388	(68,743)	981,885

34,192,334	47,025,876	1,591,149	2,944,374	24,421,795
-	-	(56,530)	-	-
(1,367)	389,612	-	(103)	-

34,190,967	47,415,488	1,534,619	2,944,271	24,421,795

(36,507,981)	(54,993,095)	(1,566,654)	(4,333,813)	(37,849,828)
-	-	(209)	-	-
11	113,962	-	-	-

(36,507,970)	(54,879,133)	(1,566,863)	(4,333,813)	(37,849,828)

(2,317,003)	(7,463,645)	(32,244)	(1,389,542)	(13,428,033)

$ (3,489,117)	$ (742,681)	$179,144	$(1,458,285)	$(12,446,148)

$32,837	$80,508	$-	$1,760	$16,194

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Asset Allocation Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,394,666	$2,626,407
Net realized gain (loss) on investment transactions	10,844,479	4,025,721
Net change in unrealized appreciation (depreciation) on investments	(10,842,693)	9,784,290

Net increase (decrease) in net assets resulting from operations	2,396,452	16,436,418

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(2,525,969)	(3,270,834)
Class I	-	-
Class II	-	-
Service Class	(158,771)	(163,239)
Service Class I	-	-

Total distributions from net investment income	(2,684,740)	(3,434,073)

Net fund share transactions (Note 5):
Initial Class	(20,323,168)	(16,307,999)
Class I	-	-
Class II	-	-
Service Class	956,198	1,801,213
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(19,366,970)	(14,506,786)

Total increase (decrease) in net assets	(19,655,258)	(1,504,441)
Net assets
Beginning of year	142,943,557	144,447,998

End of year	$123,288,299	$142,943,557

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,397,816	$2,692,343

The accompanying notes are an integral part of the financial statements.

MML Concentrated Growth Fund		MML Equity Income Fund		MML Foreign Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$575,882	$600,741	$10,637,704	$9,558,553	$8,310,826	$5,682,567
11,850,133	13,403,850	18,007,886	1,400,822	5,106,368	(2,239,270)
(13,156,537)	(2,308,534)	(29,897,581)	63,629,412	(44,417,375)	12,608,101

(730,522)	11,696,057	(1,251,991)	74,588,787	(31,000,181)	16,051,398

-	-	(8,870,840)	(8,032,215)	(6,113,493)	(5,183,884)
(446,560)	(304,483)	-	-	-	-
(148,416)	(121,782)	-	-	-	-
-	-	(442,894)	(286,864)	(101,845)	(72,903)
(9,214)	(5,743)	-	-	-	-

(604,190)	(432,008)	(9,313,734)	(8,319,079)	(6,215,338)	(5,256,787)

-	-	(29,120,650)	57,033,237	1,241,464	39,114,873
(10,269,596)	(14,787,016)	-	-	-	-
(3,792,999)	(3,787,283)	-	-	-	-
-	-	6,770,393	5,523,924	466,608	1,315,087
145,001	386,949	-	-	-	-

(13,917,594)	(18,187,350)	(22,350,257)	62,557,161	1,708,072	40,429,960

(15,252,306)	(6,923,301)	(32,915,982)	128,826,869	(35,507,447)	51,224,571

100,417,156	107,340,457	575,755,258	446,928,389	344,351,639	293,127,068

$85,164,850	$100,417,156	$542,839,276	$575,755,258	$308,844,192	$344,351,639

$560,180	$588,488	$10,563,816	$9,513,385	$7,319,607	$5,309,266

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Global Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,355,915	$977,423
Net realized gain (loss) on investment transactions	4,383,823	3,660,223
Net change in unrealized appreciation (depreciation) on investments	(9,820,506)	7,224,654

Net increase (decrease) in net assets resulting from operations	(4,080,768)	11,862,300

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class I	(819,719)	(443,725)
Class II	(167,123)	(99,559)
Service Class	-	-
Service Class I	(19,559)	(4,481)

Total distributions from net investment income	(1,006,401)	(547,765)

Net fund share transactions (Note 5):
Initial Class	-	-
Class I	13,002,862	9,390,192
Class II	(3,069,471)	(3,172,493)
Service Class	-	-
Service Class I	1,016,682	721,200

Increase (decrease) in net assets from fund share transactions	10,950,073	6,938,899

Total increase (decrease) in net assets	5,862,904	18,253,434
Net assets
Beginning of year	104,280,044	86,026,610

End of year	$110,142,948	$104,280,044

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,309,460	$945,503

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund		MML Income & Growth Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$1,722,574	$1,587,731	$1,882,070	$2,404,753
8,158,077	7,258,825	1,309,290	25,571,220
(11,729,759)	7,628,989	1,983,443	(18,211,608)

(1,849,108)	16,475,545	5,174,803	9,764,365

(1,414,550)	(1,924,321)	(2,052,810)	(2,756,313)
-	-	-	-
-	-	-	-
(86,148)	(153,086)	(222,620)	(121,024)
-	-	-	-

(1,500,698)	(2,077,407)	(2,275,430)	(2,877,337)

(23,487,335)	(17,397,853)	12,823,710	(204,108,040)
-	-	-	-
-	-	-	-
(3,055,537)	865,578	4,465,650	1,293,934
-	-	-	-

(26,542,872)	(16,532,275)	17,289,360	(202,814,106)

(29,892,678)	(2,134,137)	20,188,733	(195,927,078)

156,850,588	158,984,725	76,742,020	272,669,098

$126,957,910	$156,850,588	$96,930,753	$76,742,020

$1,668,572	$1,555,109	$1,858,483	$2,304,911

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Large Cap Growth Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$139,334	$385,271
Net realized gain (loss) on investment transactions	8,315,080	3,403,883
Net change in unrealized appreciation (depreciation) on investments	(13,994,868)	18,363,328

Net increase (decrease) in net assets resulting from operations	(5,540,454)	22,152,482

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(376,875)	(135,692)
Service Class	(1,629)	-

Total distributions from net investment income	(378,504)	(135,692)

Net fund share transactions (Note 5):
Initial Class	27,536,931	103,576,004
Service Class	477,753	15,706

Increase (decrease) in net assets from fund share transactions	28,014,684	103,591,710

Total increase (decrease) in net assets	22,095,726	125,608,500
Net assets
Beginning of year	167,315,668	41,707,168

End of year	$189,411,394	$167,315,668

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$128,047	$377,258

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund		MML Mid Cap Value Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$(1,172,114)	$(646,732)	$6,720,964	$9,263,692
34,190,967	21,871,761	47,415,488	65,686,823
(36,507,970)	56,982,064	(54,879,133)	(1,729,806)

(3,489,117)	78,207,093	(742,681)	73,220,709

-	-	(8,190,527)	(5,765,689)
-	-	(223,550)	(106,830)

-	-	(8,414,077)	(5,872,519)

(21,917,717)	(19,052,242)	(3,398,141)	(21,520,432)
6,012,491	4,095,093	3,591,638	2,175,010

(15,905,226)	(14,957,149)	193,497	(19,345,422)

(19,394,343)	63,249,944	(8,963,261)	48,002,768

347,946,952	284,697,008	429,548,601	381,545,833

$328,552,609	$347,946,952	$420,585,340	$429,548,601

$(912,269)	$(709,308)	$7,230,169	$8,831,980

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Index Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$211,388	$313,530
Net realized gain (loss) on investment transactions	1,534,619	59,415
Net change in unrealized appreciation (depreciation) on investments	(1,566,863)	9,401,611

Net increase (decrease) in net assets resulting from operations	179,144	9,774,556

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(268,794)	(223,145)
Class II	-	-
Service Class	(24,703)	(13,744)
Service Class I	-	-

Total distributions from net investment income	(293,497)	(236,889)

From net realized gains:
Class II	-	-
Service Class I	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	(6,586,719)	(5,195,780)
Class II	-	-
Service Class	717,576	595,008
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(5,869,143)	(4,600,772)

Total increase (decrease) in net assets	(5,983,496)	4,936,895
Net assets
Beginning of year	46,134,049	41,197,154

End of year	$40,150,553	$46,134,049

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$242,563	$329,731

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund		MML Small/Mid Cap Value Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$(68,743)	$325,366	$981,885	$1,146,608
2,944,271	10,205,295	24,421,795	17,419,713
(4,333,813)	10,266,951	(37,849,828)	27,693,877

(1,458,285)	20,797,612	(12,446,148)	46,260,198

-	-	(1,037,218)	(1,105,932)
-	(798,366)	-	-
-	-	(30,232)	(23,853)
-	(17,102)	-	-

-	(815,468)	(1,067,450)	(1,129,785)

(1,420,523)	(8,456,394)	-	-
(50,561)	(199,717)	-	-

(1,471,084)	(8,656,111)	-	-

-	-	(7,313,534)	(31,113,774)
(394,799)	(1,584,805)	-	-
-	-	1,290,527	1,387,858
1,497,284	1,789,392	-	-

1,102,485	204,587	(6,023,007)	(29,725,916)

(1,826,884)	11,530,620	(19,536,605)	15,404,497

108,410,808	96,880,188	197,528,669	182,124,172

$106,583,924	$108,410,808	$177,992,064	$197,528,669

$(207,781)	$-	$1,026,493	$1,110,263

$-	$(171,220)	$-	$-

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Asset Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$8.50	$0.15	$(0.01)	$0.14	$(0.18)	$-	$(0.18)	$8.46	1.68%		$114,358	0.63%		N/A		1.80%		104%
12/31/10	7.75	0.15	0.80	0.95	(0.20)	-	(0.20)	8.50	12.61%		134,949	0.62%		N/A		1.89%		60%
12/31/09	6.90	0.17	0.98	1.15	(0.30)	-	(0.30)	7.75	17.02%		138,938	0.63%		N/A		2.43%		109%
12/31/08	9.91	0.23	(3.23)	(3.00)	(0.01)	-	(0.01)	6.90	(30.32%	)	136,326	0.62%		0.60% #		2.63%		67%
12/31/07	10.30	0.25	(0.13)	0.12	(0.25)	(0.26)	(0.51)	9.91	1.14%		255,294	0.59%		0.57%	#	2.34%		62%
Service Class
12/31/11	$8.46	$0.13	$(0.01)	$0.12	$(0.16)	$-	$(0.16)	$8.42	1.49%		$8,931	0.88%		N/A		1.56%		104%
12/31/10	7.72	0.13	0.80	0.93	(0.19)	-	(0.19)	8.46	12.37%		7,994	0.87%		N/A		1.65%		60%
12/31/09	6.90	0.15	0.97	1.12	(0.30)	-	(0.30)	7.72	16.56%		5,510	0.88%		N/A		2.09%		109%
12/31/08 +++	8.98	0.08	(2.15)	(2.07)	(0.01)	-	(0.01)	6.90	(23.10%	) **	1,757	0.90%	*	N/A		3.09%	*	67%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

MML Concentrated Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class I
12/31/11	$7.18	$0.04	$(0.10)	$(0.06)	$(0.04)	$-	$(0.04)	$7.08	(0.74%	)	$64,176	0.92%		0.87%	#	0.59%		50%
12/31/10	6.32	0.04	0.85	0.89	(0.03)	-	(0.03)	7.18	14.14%		75,480	0.92%		0.87%	#	0.58%		78%
12/31/09	4.45	0.02	1.87	1.89	(0.02)	-	(0.02)	6.32	42.58%		82,035	0.93%		0.90%	#	0.44%		69%
12/31/08	11.09	0.03	(6.67)	(6.64)	-	-	-	4.45	(59.87%	)	59,617	0.93%		0.90%	#	0.40%		104%
12/31/07	10.21	0.02	1.54	1.56	(0.02)	(0.66)	(0.68)	11.09	15.04%		23,930	0.91%		0.76%	#	0.16%		59%
Class II
12/31/11	$7.21	$0.05	$(0.11)	$(0.06)	$(0.05)	$-	$(0.05)	$7.10	(0.77%	)	$19,080	0.82%		0.77%	#	0.69%		50%
12/31/10	6.35	0.04	0.86	0.90	(0.04)	-	(0.04)	7.21	14.21%		23,147	0.82%		0.77%	#	0.68%		78%
12/31/09	4.46	0.03	1.88	1.91	(0.02)	-	(0.02)	6.35	42.82%		24,102	0.83%		0.80%	#	0.52%		69%
12/31/08	11.10	0.03	(6.67)	(6.64)	-	-	-	4.46	(59.82%	)	19,978	0.82%		0.76%	#	0.40%		104%
12/31/07	10.21	0.03	1.55	1.58	(0.03)	(0.66)	(0.69)	11.10	15.20%		61,686	0.81%		0.66%	#	0.26%		59%
Service Class I
12/31/11	$7.13	$0.02	$(0.09)	$(0.07)	$(0.04)	$-	$(0.04)	$7.02	(1.01%	)	$1,908	1.17%		1.12%	#	0.33%		50%
12/31/10	6.29	0.02	0.85	0.87	(0.03)	-	(0.03)	7.13	13.83%		1,789	1.17%		1.12%	#	0.33%		78%
12/31/09	4.45	0.01	1.86	1.87	(0.03)	-	(0.03)	6.29	42.11%		1,203	1.18%		1.15%	#	0.15%		69%
12/31/08 +++	8.78	0.01	(4.34)	(4.33)	-	-	-	4.45	(49.32%	) **	494	1.19%	*	N/A		0.73%	*	104%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$9.44	$0.18	$(0.26)	$(0.08)	$(0.16)	$-	$(0.16)	$9.20	(0.79%	)	$511,951	0.79%		1.92%		22%
12/31/10	8.35	0.16	1.06	1.22	(0.13)	-	(0.13)	9.44	14.95%		550,834	0.79%		1.87%		16%
12/31/09	6.82	0.15	1.56	1.71	(0.18)	-	(0.18)	8.35	25.19%		430,300	0.81%		2.13%		31%
12/31/08	10.77	0.22	(4.04)	(3.82)	-	(0.13)	(0.13)	6.82	(35.80%	)	353,862	0.80%		2.51%		32%
12/31/07	10.97	0.20	0.15	0.35	(0.17)	(0.38)	(0.55)	10.77	3.13%		378,616	0.78%		1.76%		27%
Service Class
12/31/11	$9.40	$0.16	$(0.26)	$(0.10)	$(0.14)	$-	$(0.14)	$9.16	(0.97%	)	$30,889	1.04%		1.69%		22%
12/31/10	8.32	0.14	1.06	1.20	(0.12)	-	(0.12)	9.40	14.70%		24,921	1.04%		1.62%		16%
12/31/09	6.82	0.13	1.54	1.67	(0.17)	-	(0.17)	8.32	24.74%		16,629	1.06%		1.77%		31%
12/31/08 +++	9.60	0.09	(2.74)	(2.65)	-	(0.13)	(0.13)	6.82	(27.98%	) **	6,302	1.06%	*	3.36%	*	32%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$9.21	$0.23	$(1.14)	$(0.91)	$(0.17)		$-	$(0.17)		$8.13	(9.90%	)	$303,229	0.98%		N/A		2.50%		9%
12/31/10	8.95	0.16	0.24	0.40	(0.14)		-	(0.14)		9.21	4.70%		338,495	0.99%		N/A		1.85%		8%
12/31/09	7.08	0.16	1.90	2.06	(0.19)		-	(0.19)		8.95	29.28%		288,815	1.01%		N/A		2.08%		11%
12/31/08	12.02	0.27	(5.21)	(4.94)	(0.00	) †	-	(0.00	) †	7.08	(41.07%	)	208,709	1.00%		0.98%	#	2.74%		10%
12/31/07	11.00	0.24	1.24	1.48	(0.27)		(0.19)	(0.46)		12.02	13.48%		359,018	1.00%		N/A		2.00%		9%
Service Class
12/31/11	$9.18	$0.20	$(1.12)	$(0.92)	$(0.16)		$-	$(0.16)		$8.10	(10.13%	)	$5,615	1.23%		N/A		2.23%		9%
12/31/10	8.92	0.13	0.26	0.39	(0.13)		-	(0.13)		9.18	4.54%		5,857	1.24%		N/A		1.56%		8%
12/31/09	7.07	0.15	1.89	2.04	(0.19)		-	(0.19)		8.92	29.01%		4,313	1.26%		N/A		1.88%		11%
12/31/08 +++	9.96	0.03	(2.92)	(2.89)	(0.00	) †	-	(0.00	) †	7.07	(28.99%	) **	1,675	1.25%	*	N/A		1.00%	*	10%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class I
12/31/11	$8.46	$0.11	$(0.47)	$(0.36)	$(0.08)	$-	$(0.08)	$8.02	(4.24%	)	$92,595	1.00%		0.90%	#	1.28%		16%
12/31/10	7.56	0.08	0.87	0.95	(0.05)	-	(0.05)	8.46	12.64%		83,762	1.01%		0.90%	#	1.05%		18%
12/31/09	5.78	0.05	1.80	1.85	(0.07)	-	(0.07)	7.56	32.06%		65,305	1.14%		0.90%	#	0.76%		88%
12/31/08	10.31	0.15	(4.64)	(4.49)	-	(0.04)	(0.04)	5.78	(43.70%	)	5,589	1.27%		0.83%	#	1.82%		65%
12/31/07	10.52	0.16	0.22	0.38	(0.16)	(0.43)	(0.59)	10.31	3.57%		10,156	1.15%		0.71%	#	1.41%		56%
Class II
12/31/11	$8.57	$0.12	$(0.48)	$(0.36)	$(0.08)	$-	$(0.08)	$8.13	(4.15%	)	$15,218	0.90%		0.80%	#	1.42%		16%
12/31/10	7.64	0.09	0.88	0.97	(0.04)	-	(0.04)	8.57	12.83%		19,095	0.91%		0.80%	#	1.19%		18%
12/31/09	5.83	0.10	1.76	1.86	(0.05)	-	(0.05)	7.64	31.96%		20,163	1.04%		0.80%	#	1.63%		88%
12/31/08	10.31	0.17	(4.61)	(4.44)	-	(0.04)	(0.04)	5.83	(43.27%	)	18,607	1.17%		0.72%	#	1.95%		65%
12/31/07	10.52	0.17	0.22	0.39	(0.17)	(0.43)	(0.60)	10.31	3.75%		43,429	1.05%		0.61%	#	1.51%		56%
Service Class I
12/31/11	$8.47	$0.08	$(0.47)	$(0.39)	$(0.08)	$-	$(0.08)	$8.00	(4.58%	)	$2,330	1.25%		1.15%	#	0.98%		16%
12/31/10	7.57	0.05	0.89	0.94	(0.04)	-	(0.04)	8.47	12.46%		1,424	1.26%		1.15%	#	0.71%		18%
12/31/09	5.80	0.08	1.76	1.84	(0.07)	-	(0.07)	7.57	31.77%		559	1.39%		1.15%	#	1.20%		88%
12/31/08 +++	8.72	0.01	(2.89)	(2.88)	-	(0.04)	(0.04)	5.80	(33.21%	) **	265	1.19%	*	1.15%	*#	0.46%	*	65%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

MML Growth & Income Fund

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$8.07	$0.10	$(0.25)	$(0.15)	$(0.09)	$-	$-		$(0.09)	$7.83	(1.83%	)	$116,867	0.58%		N/A		1.23%		22%
12/31/10	7.35	0.08	0.74	0.82	(0.10)	-	-		(0.10)	8.07	11.47%		143,556	0.56%		N/A		1.06%		95%
12/31/09	5.87	0.09	1.52	1.61	(0.13)	-	-		(0.13)	7.35	27.66%		147,773	0.58%		N/A		1.51%		47%
12/31/08	9.80	0.11	(4.04)	(3.93)	-	-	-		-	5.87	(40.10%	)	133,236	0.56%		0.55%	#	1.39%		48%
12/31/07	10.36	0.12	(0.14)	(0.02)	(0.12)	(0.42)	(0.00	) †	(0.54)	9.80	(0.33%	)	269,803	0.54%		0.52%	#	1.13%		38%
Service Class
12/31/11	$8.03	$0.08	$(0.25)	$(0.17)	$(0.07)	$-	$-		$(0.07)	$7.79	(2.13%	)	$10,090	0.83%		N/A		0.97%		22%
12/31/10	7.32	0.06	0.74	0.80	(0.09)	-	-		(0.09)	8.03	11.21%		13,294	0.81%		N/A		0.82%		95%
12/31/09	5.86	0.07	1.52	1.59	(0.13)	-	-		(0.13)	7.32	27.35%		11,212	0.83%		N/A		1.05%		47%
12/31/08 +++	8.59	0.05	(2.78)	(2.73)	-	-	-		-	5.86	(31.78%	) **	1,319	0.84%	*	N/A		2.15%	*	48%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders											Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains		Tax return of capital		Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$8.37	$0.20	$0.25	$0.45	$(0.26)		$-		$-		$(0.26)		$8.56	5.60%		$88,465	0.74%		N/A		2.37%		12%
12/31/10	7.82	0.13	0.73	0.86	(0.31)		-		-		(0.31)		8.37	11.70%		72,789	0.73%		N/A		1.62%		64%
12/31/09	6.68	0.13	1.07	1.20	(0.06)		-		-		(0.06)		7.82	18.06%		270,263	0.72%		N/A		1.79%		52%
12/31/08	10.24	0.16	(3.72)	(3.56)	(0.00	) †	(0.00	) †	-		(0.00	) †	6.68	(34.76%	)	76,447	0.74%		0.73%	#	1.82%		59%
12/31/07	11.03	0.17	(0.24)	(0.07)	(0.17)		(0.55)		(0.00	) †	(0.72)		10.24	(0.77%	)	150,272	0.70%		0.70%	##	1.48%		57%
Service Class
12/31/11	$8.33	$0.18	$0.26	$0.44	$(0.26)		$-		$-		$(0.26)		$8.51	5.40%		$8,466	0.99%		N/A		2.18%		12%
12/31/10	7.79	0.13	0.71	0.84	(0.30)		-		-		(0.30)		8.33	11.47%		3,953	0.98%		N/A		1.64%		64%
12/31/09	6.68	0.11	1.06	1.17	(0.06)		-		-		(0.06)		7.79	17.59%		2,406	0.97%		N/A		1.59%		52%
12/31/08 +++	9.09	0.06	(2.47)	(2.41)	(0.00	) †	(0.00	) †	-		(0.00	) †	6.68	(26.51%	) **	650	1.03%	*	N/A		2.33%	*	59%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$10.45	$0.01	$(0.40)	$(0.39)	$(0.02)	$(0.02)	$10.04	(3.69%	)	$188,235	0.71%		N/A		0.08%		90%
12/31/10	8.80	0.03	1.63	1.66	(0.01)	(0.01)	10.45	18.87%		166,552	0.72%		N/A		0.36%		88%
12/31/09	6.71	0.03	2.10	2.13	(0.04)	(0.04)	8.80	31.75%		41,071	0.81%		N/A		0.35%		151%
12/31/08	11.34	0.03	(4.66)	(4.63)	-	-	6.71	(40.83%	)	36,197	0.78%		0.77%	#	0.35%		86%
12/31/07	10.00	0.01	1.35	1.36	(0.02)	(0.02)	11.34	13.57%		74,225	0.72%		N/A		0.12%		85%
Service Class
12/31/11	$10.40	$(0.02)	$(0.38)	$(0.40)	$(0.01)	$(0.01)	$9.99	(3.82%	)	$1,176	0.96%		N/A		(0.17%	)	90%
12/31/10	8.78	0.01	1.61	1.62	-	-	10.40	18.45%		763	0.97%		N/A		0.11%		88%
12/31/09	6.71	0.01	2.09	2.10	(0.03)	(0.03)	8.78	31.43%		636	1.06%		N/A		0.08%		151%
12/31/08 +++	9.87	0.01	(3.17)	(3.16)	-	-	6.71	(32.02%	) **	236	1.13%	*	N/A		0.53%	*	86%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$12.23	$(0.04)	$(0.11)	$(0.15)	$-	$-	$-	$12.08	(1.23%	)	$305,757	0.82%		(0.33%	)	33%
12/31/10	9.55	(0.02)	2.70	2.68	-	-	-	12.23	28.06%		330,711	0.82%		(0.20%	)	29%
12/31/09	6.57	(0.02)	3.00	2.98	-	-	-	9.55	45.36%		274,954	0.84%		(0.25%	)	52%
12/31/08	11.18	(0.02)	(4.41)	(4.43)	-	(0.18)	(0.18)	6.57	(40.21%	)	183,886	0.83%		(0.21%	)	32%
12/31/07	10.04	0.01	1.71	1.72	(0.01)	(0.57)	(0.58)	11.18	16.89%		285,701	0.81%		0.08%		31%
Service Class
12/31/11	$12.17	$(0.07)	$(0.12)	$(0.19)	$-	$-	$-	$11.98	(1.56%	)	$22,796	1.07%		(0.57%	)	33%
12/31/10	9.52	(0.04)	2.69	2.65	-	-	-	12.17	27.84%		17,236	1.07%		(0.42%	)	29%
12/31/09	6.57	(0.04)	2.99	2.95	-	-	-	9.52	44.90%		9,743	1.09%		(0.50%	)	52%
12/31/08 +++	10.46	(0.01)	(3.70)	(3.71)	(0.18)	-	(0.18)	6.57	(36.09%	) **	3,757	1.11%	*	(0.29%	) *	32%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Total distributions		Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$10.46	$0.17	$(0.25)	$(0.08)	$(0.21)		$-	$(0.21)		$10.17	(0.64%	)	$407,615	0.90%		1.62%		106%
12/31/10	8.85	0.22	1.53	1.75	(0.14)		-	(0.14)		10.46	20.09%		419,863	0.89%		2.36%		125%
12/31/09	6.93	0.15	1.93	2.08	(0.16)		-	(0.16)		8.85	30.31%		375,386	0.91%		1.99%		159%
12/31/08	9.18	0.17	(2.42)	(2.25)	(0.00	) †	-	(0.00	) †	6.93	(24.51%	)	291,433	0.90%		2.09%		189%
12/31/07	10.81	0.15	(0.35)	(0.20)	(0.10)		(1.33)	(1.43)		9.18	(2.32%	)	404,928	0.88%		1.33%		206%
Service Class
12/31/11	$10.41	$0.14	$(0.23)	$(0.09)	$(0.20)		$-	$(0.20)		$10.12	(0.81%	)	$12,970	1.15%		1.38%		106%
12/31/10	8.83	0.20	1.51	1.71	(0.13)		-	(0.13)		10.41	19.62%		9,686	1.14%		2.14%		125%
12/31/09	6.92	0.13	1.94	2.07	(0.16)		-	(0.16)		8.83	30.20%		6,160	1.16%		1.76%		159%
12/31/08 +++	9.06	0.09	(2.23)	(2.14)	(0.00	) †	-	(0.00	) †	6.92	(23.62%	) **	2,279	1.16%	*	3.51%	*	189%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Cap Index Fund

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$9.81	$0.05	$(0.00	) †	$0.05	$(0.07)	$-	$(0.07)	$9.79	0.55%		$35,345	0.50%		N/A		0.51%		13%
12/31/10	7.86	0.06	1.94		2.00	(0.05)	-	(0.05)	9.81	25.61%		42,037	0.50%		N/A		0.76%		12%
12/31/09	6.49	0.04	1.55		1.59	(0.08)	(0.14)	(0.22)	7.86	24.80%		38,456	0.53%		N/A		0.65%		16%
12/31/08	9.56	0.08	(3.05)		(2.97)	-	(0.10)	(0.10)	6.49	(31.36%	)	33,944	0.54%		0.53%	#	0.98%		23%
12/31/07	10.10	0.09	(0.13)		(0.04)	(0.09)	(0.41)	(0.50)	9.56	(0.57%	)	58,893	0.44%		N/A		0.90%		15%
Service Class
12/31/11	$9.77	$0.03	$(0.01)		$0.02	$(0.05)	$-	$(0.05)	$9.74	0.27%		$4,806	0.75%		N/A		0.28%		13%
12/31/10	7.83	0.05	1.93		1.98	(0.04)	-	(0.04)	9.77	25.36%		4,097	0.75%		N/A		0.57%		12%
12/31/09	6.48	0.03	1.54		1.57	(0.08)	(0.14)	(0.22)	7.83	24.51%		2,741	0.78%		N/A		0.41%		16%
12/31/08 +++	9.60	0.03	(3.05)		(3.02)	-	(0.10)	(0.10)	6.48	(31.75%	) **	1,184	0.91%	*	N/A		1.33%	*	23%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

MML Small Company Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class II
12/31/11	$17.30	$(0.01)	$(0.23)	$(0.24)	$-	$(0.23)	$(0.23)	$16.83	(1.26)%		$102,633	1.17%		1.15%	#	(0.06%	)	13%
12/31/10	15.70	0.06	3.19	3.25	(0.14)	(1.51)	(1.65)	17.30	20.83%		105,829	1.18%		1.15%	#	0.34%		29%
12/31/09 +	10.00	0.05	6.07	6.12	(0.04)	(0.38)	(0.42)	15.70	61.26%	**	96,203	1.26%	*	1.15%	*#	0.41%	*	44%	**
Service Class I
12/31/11	$17.24	$(0.05)	$(0.23)	$(0.28)	$-	$(0.23)	$(0.23)	$16.73	(1.56)%		$3,951	1.42%		1.40%	#	(0.28%	)	13%
12/31/10	15.67	0.03	3.18	3.21	(0.13)	(1.51)	(1.64)	17.24	20.59%		2,581	1.43%		1.40%	#	0.20%		29%
12/31/09 +	10.00	0.03	6.04	6.07	(0.02)	(0.38)	(0.40)	15.67	60.83%	**	677	1.51%	*	1.40%	*#	0.25%	*	44%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period February 27, 2009 (commencement of operations) through December 31, 2009.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Initial Class
12/31/11	$9.26	$0.05	$(0.75)	$(0.70)	$(0.05)	$-		$(0.05)	$8.51	(7.50%	)	$170,925	0.81%		0.53%		72%
12/31/10	7.35	0.05	1.91	1.96	(0.05)	-		(0.05)	9.26	26.84%		191,141	0.81%		0.62%		52%
12/31/09	5.21	0.04	2.18	2.22	(0.08)	-		(0.08)	7.35	42.73%		178,318	0.82%		0.69%		65%
12/31/08	8.45	0.08	(3.32)	(3.24)	-	-		-	5.21	(38.34%	)	145,129	0.81%		1.10%		145%
12/31/07	10.45	0.11	(2.02)	(1.91)	(0.09)	(0.00	) †	(0.09)	8.45	(18.31%	)	248,583	0.79%		1.14%		152%
Service Class
12/31/11	$9.22	$0.03	$(0.74)	$(0.71)	$(0.04)	$-		$(0.04)	$8.47	(7.70%	)	$7,067	1.06%		0.30%		72%
12/31/10	7.33	0.03	1.90	1.93	(0.04)	-		(0.04)	9.22	26.44%		6,388	1.06%		0.40%		52%
12/31/09	5.21	0.02	2.18	2.20	(0.08)	-		(0.08)	7.33	42.32%		3,806	1.07%		0.40%		65%
12/31/08 +++	8.11	0.03	(2.93)	(2.90)	-	-		-	5.21	(35.76%	) **	1,535	1.07%	*	1.79%	*	145%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than 0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are 13 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Asset Allocation Fund (“Asset Allocation Fund”)

MML Concentrated Growth Fund (“Concentrated Growth Fund”)

MML Equity Income Fund (“Equity Income Fund”)

MML Foreign Fund (“Foreign Fund”)

MML Global Fund (“Global Fund”)

MML Growth & Income Fund (“Growth & Income Fund”)

MML Income & Growth Fund (“Income & Growth Fund”)

MML Large Cap Growth Fund (“Large Cap Growth Fund”)

MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MML Mid Cap Value Fund (“Mid Cap Value Fund”)

MML Small Cap Index Fund (“Small Cap Index Fund”)

MML Small Company Value Fund (“Small Company Value Fund”)

MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Initial Class	Class I	Class II	Service Class	Service Class I
Asset Allocation Fund	5/1/2006	None	None	8/15/2008	None
Concentrated Growth Fund	None	5/1/2006	5/1/2006	None	8/15/2008
Equity Income Fund	5/1/2006	None	None	8/15/2008	None
Foreign Fund	5/1/2006	None	None	8/15/2008	None
Global Fund	None	5/1/2006	5/1/2006	None	8/15/2008
Growth & Income Fund	5/1/2006	None	None	8/15/2008	None
Income & Growth Fund	5/1/2006	None	None	8/15/2008	None
Large Cap Growth Fund	5/1/2006	None	None	8/15/2008	None
Mid Cap Growth Fund	5/1/2006	None	None	8/15/2008	None
Mid Cap Value Fund	5/1/2006	None	None	8/15/2008	None
Small Cap Index Fund	5/1/2006	None	None	8/15/2008	None
Small Company Value Fund	None	None	2/27/2009	None	2/27/2009
Small/Mid Cap Value Fund	5/1/2006	None	None	8/15/2008	None

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever MassMutual determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of

Notes to Financial Statements (Continued)

the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values, that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities held in non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Notes to Financial Statements (Continued)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Large Cap Growth Fund and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2011. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2011, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Asset Allocation Fund
Equities
Common Stock
Basic Materials	$5,086,169	$-	$-	$5,086,169
Communications	11,383,757	-	-	11,383,757
Consumer, Cyclical	7,174,222	72,842	-	7,247,064
Consumer, Non-cyclical	12,419,163	-	-	12,419,163
Energy	13,284,737	-	-	13,284,737
Financial	8,088,479	-	-	8,088,479
Industrial	7,206,568	-	-	7,206,568
Technology	7,942,432	-	-	7,942,432
Utilities	610,938	-	-	610,938

Total Common Stock	73,196,465	72,842	-	73,269,307

Total Equities	73,196,465	72,842	-	73,269,307

Bonds & Notes
Total Corporate Debt	-	16,786,307	90,000	16,876,307

Total Municipal Obligations	-	615,175	-	615,175

Non-U.S. Government Agency Obligations
Commercial MBS	-	2,410,297	-	2,410,297

Total Non-U.S. Government Agency Obligations	-	2,410,297	-	2,410,297

Total Sovereign Debt Obligations	-	1,922,291	-	1,922,291

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	485,999	-	485,999
Pass-Through Securities	-	13,273,346	-	13,273,346

Total U.S. Government Agency Obligations and Instrumentalities	-	13,759,345	-	13,759,345

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Asset Allocation Fund (Continued)
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	$-	$7,591,831	$-	$7,591,831

Total U.S. Treasury Obligations	-	7,591,831	-	7,591,831

Total Bonds & Notes	-	43,085,246	90,000	43,175,246

Total Long-Term Investments	73,196,465	43,158,088	90,000	116,444,553

Total Short-Term Investments	-	11,524,472	-	11,524,472

Total Investments	$73,196,465	$54,682,560	$90,000	$127,969,025

Concentrated Growth Fund
Equities
Common Stock
Basic Materials	$2,011,009	$-	$-	$2,011,009
Communications	16,502,207	-	-	16,502,207
Consumer, Cyclical	6,381,331	-	-	6,381,331
Consumer, Non-cyclical	26,121,456	2,101,970	-	28,223,426
Energy	6,544,102	-	-	6,544,102
Financial	5,410,070	-	-	5,410,070
Industrial	1,740,849	-	-	1,740,849
Technology	17,898,233	-	-	17,898,233

Total Common Stock	82,609,257	2,101,970	-	84,711,227

Total Equities	82,609,257	2,101,970	-	84,711,227

Total Long-Term Investments	82,609,257	2,101,970	-	84,711,227

Total Short-Term Investments	-	501,150	-	501,150

Total Investments	$82,609,257	$2,603,120	$-	$85,212,377

Equity Income Fund
Equities
Common Stock
Basic Materials	$32,858,220	$-	$-	$32,858,220
Communications	58,613,007	5,977,614	-	64,590,621
Consumer, Cyclical	37,620,063	-	-	37,620,063
Consumer, Non-cyclical	79,659,984	-	-	79,659,984
Energy	73,083,412	-	-	73,083,412
Financial	94,442,778	-	-	94,442,778
Industrial	72,132,057	-	-	72,132,057
Technology	24,358,653	-	-	24,358,653
Utilities	40,797,221	-	-	40,797,221

Total Common Stock	513,565,395	5,977,614	-	519,543,009

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Income Fund (Continued)
Preferred Stock
Consumer, Cyclical	$2,854,738	$-	$-	$2,854,738

Total Preferred Stock	2,854,738	-	-	2,854,738

Total Equities	516,420,133	5,977,614	-	522,397,747

Total Mutual Funds	5,961,381	-	-	5,961,381

Total Long-Term Investments	522,381,514	5,977,614	-	528,359,128

Total Short-Term Investments	-	13,837,295	-	13,837,295

Total Investments	$522,381,514	$19,814,909	$-	$542,196,423

Foreign Fund
Equities
Common Stock
Basic Materials	$2,182,300	$10,987,010	$-	$13,169,310
Communications	16,401,909	37,844,968	-	54,246,877
Consumer, Cyclical	3,133,901	23,188,630	-	26,322,531
Consumer, Non-cyclical	-	46,471,777	-	46,471,777
Diversified	-	1,876,578	-	1,876,578
Energy	10,379,785	27,558,825	-	37,938,610
Financial	8,941,801	39,779,875	-	48,721,676
Industrial	3,894,225	21,532,799	-	25,427,024
Technology	6,170,463	21,204,083	-	27,374,546
Utilities	-	8,412,964	-	8,412,964

Total Common Stock	51,104,384	238,857,509	-	289,961,893

Preferred Stock
Basic Materials	3,950,091	-	-	3,950,091

Total Preferred Stock	3,950,091	-	-	3,950,091

Total Equities	55,054,475	238,857,509	-	293,911,984

Total Long-Term Investments	55,054,475	238,857,509	-	293,911,984

Total Short-Term Investments	-	17,249,973	-	17,249,973

Total Investments	$55,054,475	$256,107,482	$-	$311,161,957

Global Fund
Equities
Common Stock
Basic Materials	$2,166,680	$10,958,613	$-	$13,125,293
Communications	5,882,053	1,326,130	-	7,208,183
Consumer, Cyclical	5,463,259	4,487,653	-	9,950,912
Consumer, Non-cyclical	12,042,062	19,559,549	-	31,601,611
Diversified	-	2,020,905	-	2,020,905
Energy	1,897,390	1,437,088	-	3,334,478
Financial	6,664,071	6,784,931	-	13,449,002
Industrial	13,506,893	4,448,596	-	17,955,489

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Global Fund (Continued)
Technology	$5,460,099	$3,531,368	$-	$8,991,467
Utilities	-	258,742	-	258,742

Total Common Stock	53,082,507	54,813,575	-	107,896,082

Total Equities	53,082,507	54,813,575	-	107,896,082

Total Long-Term Investments	53,082,507	54,813,575	-	107,896,082

Total Short-Term Investments	-	2,118,156	-	2,118,156

Total Investments	$53,082,507	$56,931,731	$-	$110,014,238

Growth & Income Fund
Equities
Common Stock
Basic Materials	$3,610,238	$1,666,910	$-	$5,277,148
Communications	14,088,750	-	-	14,088,750
Consumer, Cyclical	5,687,674	1,508,917	-	7,196,591
Consumer, Non-cyclical	26,525,680	5,636,330	-	32,162,010
Diversified	-	1,178,251	-	1,178,251
Energy	13,932,195	-	-	13,932,195
Financial	16,915,262	-	-	16,915,262
Industrial	13,687,958	-	-	13,687,958
Technology	16,482,357	-	-	16,482,357
Utilities	4,497,283	-	-	4,497,283

Total Common Stock	115,427,397	9,990,408	-	125,417,805

Total Equities	115,427,397	9,990,408	-	125,417,805

Total Long-Term Investments	115,427,397	9,990,408	-	125,417,805

Total Short-Term Investments	-	1,540,012	-	1,540,012

Total Investments	$115,427,397	$11,530,420	$-	$126,957,817

Income & Growth Fund
Equities
Common Stock
Basic Materials	$4,598,714	$2,487,057	$-	$7,085,771
Communications	6,550,741	-	-	6,550,741
Consumer, Cyclical	6,327,861	-	-	6,327,861
Consumer, Non-cyclical	17,303,307	971,031	-	18,274,338
Energy	12,770,232	-	-	12,770,232
Financial	12,843,620	-	-	12,843,620
Industrial	14,031,774	-	-	14,031,774
Technology	3,682,704	-	-	3,682,704
Utilities	6,645,031	-	-	6,645,031

Total Common Stock	84,753,984	3,458,088	-	88,212,072

Total Equities	84,753,984	3,458,088	-	88,212,072

Total Long-Term Investments	84,753,984	3,458,088	-	88,212,072

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Income & Growth Fund (Continued)
Total Short-Term Investments	$-	$10,185,235	$-	$10,185,235

Total Investments	$84,753,984	$13,643,323	$-	$98,397,307

Mid Cap Growth Fund
Equities
Common Stock
Basic Materials	$8,811,816	$-	$-	$8,811,816
Communications	26,236,600	-	-	26,236,600
Consumer, Cyclical	45,409,161	1,935,764	-	47,344,925
Consumer, Non-cyclical	73,754,910	-	-	73,754,910
Energy	24,050,227	284,245	-	24,334,472
Financial	22,836,760	-	-	22,836,760
Industrial	53,054,750	-	-	53,054,750
Technology	52,054,780	-	-	52,054,780
Utilities	4,556,070	-	-	4,556,070

Total Common Stock	310,765,074	2,220,009	-	312,985,083

Preferred Stock
Technology	-	197,004	1,960,544	2,157,548

Total Preferred Stock	-	197,004	1,960,544	2,157,548

Total Equities	310,765,074	2,417,013	1,960,544	315,142,631

Total Mutual Funds	5,787,843	-	-	5,787,843

Total Long-Term Investments	316,552,917	2,417,013	1,960,544	320,930,474

Total Short-Term Investments	-	7,185,683	-	7,185,683

Total Investments	$316,552,917	$9,602,696	$1,960,544	$328,116,157

Mid Cap Value Fund
Equities
Common Stock
Basic Materials	$11,817,707	$-	$-	$11,817,707
Communications	22,374,555	-	-	22,374,555
Consumer, Cyclical	34,153,352	-	-	34,153,352
Consumer, Non-cyclical	81,336,646	-	-	81,336,646
Energy	27,612,523	-	-	27,612,523
Financial	91,972,676	-	-	91,972,676
Industrial	65,498,677	6,397,727	-	71,896,404
Technology	15,093,398	-	-	15,093,398
Utilities	47,742,603	-	-	47,742,603

Total Common Stock	397,602,137	6,397,727	-	403,999,864

Total Equities	397,602,137	6,397,727	-	403,999,864

Total Mutual Funds	10,541,860	-	-	10,541,860

Total Long-Term Investments	408,143,997	6,397,727	-	414,541,724

Total Short-Term Investments	-	4,681,023	-	4,681,023

Total Investments	$408,143,997	$11,078,750	$-	$419,222,747

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Small Cap Index Fund
Equities
Common Stock
Basic Materials	$1,468,915	$-	$-	$1,468,915
Communications	1,912,824	-	-	1,912,824
Consumer, Cyclical	6,137,201	-	-	6,137,201
Consumer, Non-cyclical	7,678,539	-	-	7,678,539
Energy	1,435,861	-	-	1,435,861
Financial	7,691,229	-	-	7,691,229
Industrial	7,254,538	-	22	7,254,560
Technology	4,431,862	-	-	4,431,862
Utilities	1,830,809	-	-	1,830,809

Total Common Stock	39,841,778	-	22	39,841,800

Total Equities	39,841,778	-	22	39,841,800

Total Mutual Funds	1,776	-	-	1,776

Total Long-Term Investments	39,843,554	-	22	39,843,576

Total Short-Term Investments	-	372,694	-	372,694

Total Investments	$39,843,554	$372,694	$22	$40,216,270

Small Company Value Fund
Equities
Common Stock
Basic Materials	$9,964,251	$-	$-	$9,964,251
Communications	3,235,183	-	-	3,235,183
Consumer, Cyclical	12,323,117	-	-	12,323,117
Consumer, Non-cyclical	11,381,998	-	-	11,381,998
Energy	6,227,868	-	-	6,227,868
Financial	22,055,649	-	-	22,055,649
Industrial	28,863,047	-	-	28,863,047
Technology	4,218,845	-	-	4,218,845
Utilities	5,026,827	-	-	5,026,827

Total Common Stock	103,296,785	-	-	103,296,785

Convertible Preferred Stock
Financial	-	584,282	-	584,282

Total Convertible Preferred Stock	-	584,282	-	584,282

Total Equities	103,296,785	584,282	-	103,881,067

Total Mutual Funds	749,296	-	-	749,296

Total Long-Term Investments	104,046,081	584,282	-	104,630,363

Total Short-Term Investments	-	1,970,354	-	1,970,354

Total Investments	$104,046,081	$2,554,636	$-	$106,600,717

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2011, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Mid Cap Value Fund
Forward Contracts
Foreign Exchange Risk	$-	$76,343	$-	$76,343
Small Cap Index Fund
Futures Contracts
Equity Risk	5,641	-	-	5,641

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Asset Allocation Fund
Forward Contracts
Foreign Exchange Risk	$-	$(2,205)	$-	$(2,205)
Mid Cap Value Fund
Forward Contracts
Foreign Exchange Risk	-	(22,170)	-	(22,170)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Mid Cap Growth Fund	$-	$334,080	$(334,080)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as inputs were less observable.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/10	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 12/31/11	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/11
Asset Allocation Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$102,625	$-	$-	$(12,625)	$-	$-	$-	$-	$90,000	$(12,625)

Mid Cap Growth Fund
Long-Term Investments
Equities
Preferred stock
Technology	$-	$-	$-	$323,977	$1,636,567	$-	$-	$-	$1,960,544	$323,977

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 12/31/10	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 12/31/11	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/11
Small Cap Index Fund
Long-Term Investments
Equities
Common Stock
Industrial	$-	$-	$-	$22	$-	$-	$-	$-	$22	$22

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.

The Funds had no transfers in or out of Level 3 of the fair value hierarchy during the year ended December 31, 2011.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2011, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Asset Allocation Fund	Foreign Fund	Mid Cap Value Fund	Small Cap Index Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A		A
Directional Exposures to Currencies	A

Futures Contracts**
Substitution for Direct Investment				A

Rights and Warrants
Result of a Corporate Action		A		A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.

At December 31, 2011, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Total
Asset Allocation Fund Liability Derivatives
Forward Contracts^	$-	$(2,205)	$(2,205)

Realized Gain (Loss)#
Forward Contracts	$-	$7,873	$7,873

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$(2,205)	$(2,205)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$317,863	$317,863

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Total
Foreign Fund
Realized Gain (Loss)#
Rights	$2,901	$-	$2,901

Number of Contracts, Notional Amounts or Shares/Units†
Rights	224,479	-	224,479

Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$-	$76,343	$76,343

Liability Derivatives
Forward Contracts^	$-	$(22,170)	$(22,170)

Realized Gain (Loss)#
Forward Contracts	$-	$367,114	$367,114

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$113,975	$113,975

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$17,133,736	$17,133,736

Small Cap Index Fund
Asset Derivatives
Futures Contracts^^	$5,641	$-	$5,641

Realized Gain (Loss)#
Futures Contracts	$(56,530)	$-	$(56,530)
Rights	13	-	13

Total Realized Gain (Loss)	$(56,517)	$-	$(56,517)

Change in Appreciation (Depreciation)##
Futures Contracts	$(209)	$-	$(209)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	6	-	6
Rights	2,047	-	2,047

*	Statements of Assets and Liabilities location: Receivables from: open forward foreign currency contracts.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contracts or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, or shares/units outstanding for rights, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2011.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2011, are discussed below.

Notes to Financial Statements (Continued)

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had listed in the following table had open forward foreign currency contracts at December 31, 2011. A Fund’s current exposure to a counterparty is typically the unrealized appreciation on the contract.

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Allocation Fund
SELLS
	Citibank N.A.	121,808	New Turkish Lira	1/23/12	$63,511	$64,012	$(501)

	JP Morgan Chase Bank	746,550,000	Indonesian Rupiah	1/20/12	81,697	82,205	(508)

	Royal Bank of Scotland PLC	267,400,000	Colombian Peso	1/20/12	137,308	138,270	(962)
	Royal Bank of Scotland PLC	55,000	New Turkish Lira	1/23/12	28,670	28,904	(234)

					165,978	167,174	(1,196)

					$311,186	$313,391	$(2,205)

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
Mid Cap Value Fund
SELLS
	UBS AG	9,789,709	Canadian Dollar	1/31/12	$9,581,315	$9,603,485	$(22,170)
	UBS AG	5,827,540	Euro	1/31/12	7,619,879	7,543,536	76,343

					$17,201,194	$17,147,021	$54,173

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2011:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Small Cap Index Fund
BUYS
4	Russell 2000 Mini Index	3/16/12	$295,520	$5,641

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Notes to Financial Statements (Continued)

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing Put and Call Options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing Put and Call Options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Notes to Financial Statements (Continued)

Rights and Warrants. A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The Asset Allocation Fund had dollar roll transactions during the year ended December 31, 2011, which were accounted for as purchase and sale transactions.

Notes to Financial Statements (Continued)

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Foreign Fund invests substantially all of its assets and the Global Fund invests a significant amount of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s

Notes to Financial Statements (Continued)

shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Asset Allocation Fund	0.55%
Concentrated Growth Fund	0.60%
Equity Income Fund	0.75%
Foreign Fund	0.89%
Global Fund	0.60%
Growth & Income Fund	0.50%
Income & Growth Fund	0.65%
Large Cap Growth Fund	0.65%
Mid Cap Growth Fund	0.77%
Mid Cap Value Fund	0.84%
Small Cap Index Fund	0.35%
Small Company Value Fund	0.85%
Small/Mid Cap Value Fund	0.75%

Notes to Financial Statements (Continued)

MassMutual has entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: AllianceBernstein L.P. for the Small/Mid Cap Value Fund; American Century Investment Management, Inc. for the Mid Cap Value Fund; BlackRock Investment Management, LLC for the Income & Growth Fund; Capital Guardian Trust Company for the Asset Allocation Fund; Legg Mason Capital Management, LLC for the Concentrated Growth Fund; Massachusetts Financial Services Company for the Global Fund and Growth & Income Fund; Northern Trust Investments, Inc. for the Small Cap Index Fund; Rainier Investment Management, Inc. for the Large Cap Growth Fund, Templeton Investment Counsel, LLC for the Foreign Fund; and T. Rowe Price Associates, Inc. for the Equity Income Fund, Mid Cap Growth Fund, and Small Company Value Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

For the Concentrated Growth Fund, Global Fund, and Small Company Value Fund, under separate administrative and shareholder services agreements between the Funds and MassMutual, MassMutual provides certain administrative and shareholder services and bears some of the class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Service Class I
Concentrated Growth Fund	0.24%	0.14%	0.24%
Global Fund	0.28%	0.18%	0.28%
Small Company Value Fund	None	0.25%	0.25%

Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class II	Service Class I
Global Fund*	0.90%	0.80%	1.15%
Small Company Value Fund*	None	1.15%	1.40%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2012.

Notes to Financial Statements (Continued)

For the Concentrated Growth Fund, MassMutual has voluntarily agreed to waive 0.05% of its management fees. MassMutual may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2011, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Asset Allocation Fund	$1,909
Concentrated Growth Fund	7,681
Foreign Fund	1,166
Large Cap Growth Fund	3,488

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2011, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Asset Allocation Fund	$93,239,400	$38,488,503	$97,367,178	$53,924,411
Concentrated Growth Fund	-	47,545,760	-	61,739,632
Equity Income Fund	-	117,640,985	-	143,575,410
Foreign Fund	-	36,848,626	-	30,236,716
Global Fund	-	27,002,532	-	17,149,677
Growth & Income Fund	-	30,787,077	-	57,451,798
Income & Growth Fund	-	18,055,292	-	9,751,206
Large Cap Growth Fund	-	175,472,004	-	153,107,490
Mid Cap Growth Fund	-	110,111,368	-	123,292,581
Mid Cap Value Fund	-	440,331,987	-	448,855,426
Small Cap Index Fund	-	5,806,429	-	10,684,641

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Small Company Value Fund	$-	$14,501,081	$-	$13,632,841
Small/Mid Cap Value Fund	-	134,632,714	-	148,641,223

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Asset Allocation Fund Initial Class
Sold	448,216	$3,843,683	828,953	$6,544,560
Issued as reinvestment of dividends	307,670	2,525,969	436,693	3,270,834
Redeemed	(3,127,373)	(26,692,820)	(3,312,412)	(26,123,393)

Net increase (decrease)	(2,371,487)	$(20,323,168)	(2,046,766)	$(16,307,999)

Asset Allocation Fund Service Class
Sold	187,557	$1,582,355	274,239	$2,148,173
Issued as reinvestment of dividends	19,410	158,771	21,853	163,239
Redeemed	(91,580)	(784,928)	(64,393)	(510,199)

Net increase (decrease)	115,387	$956,198	231,699	$1,801,213

Concentrated Growth Fund Class I
Sold	110,110	$814,952	1,979,686	$12,874,786
Issued as reinvestment of dividends	66,157	446,560	50,162	304,483
Redeemed	(1,613,987)	(11,531,108)	(4,493,930)	(27,966,285)

Net increase (decrease)	(1,437,720)	$(10,269,596)	(2,464,082)	$(14,787,016)

Concentrated Growth Fund Class II
Sold	188,079	$1,366,630	529,487	$3,420,987
Issued as reinvestment of dividends	21,923	148,416	19,997	121,782
Redeemed	(734,028)	(5,308,045)	(1,135,267)	(7,330,052)

Net increase (decrease)	(524,026)	$(3,792,999)	(585,783)	$(3,787,283)

Concentrated Growth Fund Service Class I
Sold	46,708	$332,964	76,379	$495,136
Issued as reinvestment of dividends	1,375	9,214	951	5,743
Redeemed	(27,001)	(197,177)	(17,636)	(113,930)

Net increase (decrease)	21,082	$145,001	59,694	$386,949

Equity Income Fund Initial Class
Sold	4,401,336	$38,920,863	13,321,282	$114,585,169
Issued as reinvestment of dividends	1,009,197	8,870,840	1,001,523	8,032,215
Redeemed	(8,117,821)	(76,912,353)	(7,540,678)	(65,584,147)

Net increase (decrease)	(2,707,288)	$(29,120,650)	6,782,127	$57,033,237

Equity Income Fund Service Class
Sold	885,299	$8,269,125	923,566	$7,951,117
Issued as reinvestment of dividends	50,559	442,894	35,903	286,864
Redeemed	(213,038)	(1,941,626)	(307,906)	(2,714,057)

Net increase (decrease)	722,820	$6,770,393	651,563	$5,523,924

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Foreign Fund Initial Class
Sold	4,136,946	$34,749,775	8,672,737	$75,732,082
Issued as reinvestment of dividends	726,068	6,113,493	644,762	5,183,884
Redeemed	(4,320,957)	(39,621,804)	(4,854,138)	(41,801,093)

Net increase (decrease)	542,057	$1,241,464	4,463,361	$39,114,873

Foreign Fund Service Class
Sold	134,908	$1,203,806	212,995	$1,827,398
Issued as reinvestment of dividends	12,124	101,845	9,090	72,903
Redeemed	(91,868)	(839,043)	(67,284)	(585,214)

Net increase (decrease)	55,164	$466,608	154,801	$1,315,087

Global Fund Class I
Sold	2,628,306	$21,407,446	2,101,514	$15,865,764
Issued as reinvestment of dividends	101,702	819,719	62,496	443,725
Redeemed	(1,081,040)	(9,224,303)	(908,446)	(6,919,297)

Net increase (decrease)	1,648,968	$13,002,862	1,255,564	$9,390,192

Global Fund Class II
Sold	114,991	$982,634	407,748	$3,108,431
Issued as reinvestment of dividends	20,456	167,123	13,847	99,559
Redeemed	(490,953)	(4,219,228)	(832,736)	(6,380,483)

Net increase (decrease)	(355,506)	$(3,069,471)	(411,141)	$(3,172,493)

Global Fund Service Class I
Sold	146,423	$1,216,196	110,786	$851,572
Issued as reinvestment of dividends	2,430	19,559	629	4,481
Redeemed	(25,835)	(219,073)	(17,078)	(134,853)

Net increase (decrease)	123,018	$1,016,682	94,337	$721,200

Growth & Income Fund Initial Class
Sold	284,443	$2,299,704	776,090	$5,717,289
Issued as reinvestment of dividends	183,470	1,414,550	281,745	1,924,321
Redeemed	(3,332,682)	(27,201,589)	(3,378,718)	(25,039,463)

Net increase (decrease)	(2,864,769)	$(23,487,335)	(2,320,883)	$(17,397,853)

Growth & Income Fund Service Class
Sold	95,255	$756,663	214,795	$1,571,487
Issued as reinvestment of dividends	11,217	86,148	22,513	153,086
Redeemed	(467,490)	(3,898,348)	(113,339)	(858,995)

Net increase (decrease)	(361,018)	$(3,055,537)	123,969	$865,578

Income & Growth Fund Initial Class
Sold	3,131,271	$25,696,930	1,362,036	$10,663,507
Issued as reinvestment of dividends	252,809	2,052,810	383,354	2,756,313
Redeemed	(1,747,858)	(14,926,030)	(27,617,404)	(217,527,860)

Net increase (decrease)	1,636,222	$12,823,710	(25,872,014)	$(204,108,040)

Income & Growth Fund Service Class
Sold	560,284	$4,821,339	174,820	$1,375,208
Issued as reinvestment of dividends	27,552	222,620	16,903	121,024
Redeemed	(67,483)	(578,309)	(26,016)	(202,298)

Net increase (decrease)	520,353	$4,465,650	165,707	$1,293,934

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Large Cap Growth Fund Initial Class
Sold	4,710,378	$47,532,590	12,562,705	$115,481,857
Issued as reinvestment of dividends	37,915	376,875	15,926	135,692
Redeemed	(1,949,388)	(20,372,534)	(1,302,616)	(12,041,545)

Net increase (decrease)	2,798,905	$27,536,931	11,276,015	$103,576,004

Large Cap Growth Fund Service Class
Sold	87,848	$916,051	22,317	$213,915
Issued as reinvestment of dividends	165	1,629	-	-
Redeemed	(43,634)	(439,927)	(21,421)	(198,209)

Net increase (decrease)	44,379	$477,753	896	$15,706

Mid Cap Growth Fund Initial Class
Sold	2,780,661	$34,004,025	3,296,433	$34,259,480
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(4,491,896)	(55,921,742)	(5,047,966)	(53,311,722)

Net increase (decrease)	(1,711,235)	$(21,917,717)	(1,751,533)	$(19,052,242)

Mid Cap Growth Fund Service Class
Sold	593,880	$7,304,954	557,079	$5,906,122
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(107,465)	(1,292,463)	(163,436)	(1,811,029)

Net increase (decrease)	486,415	$6,012,491	393,643	$4,095,093

Mid Cap Value Fund Initial Class
Sold	4,519,649	$44,735,145	3,087,765	$28,849,418
Issued as reinvestment of dividends	845,255	8,190,527	651,490	5,765,689
Redeemed	(5,443,603)	(56,323,813)	(5,987,434)	(56,135,539)

Net increase (decrease)	(78,699)	$(3,398,141)	(2,248,179)	$(21,520,432)

Mid Cap Value Fund Service Class
Sold	424,579	$4,320,603	333,270	$3,158,495
Issued as reinvestment of dividends	23,190	223,550	12,113	106,830
Redeemed	(96,187)	(952,515)	(113,151)	(1,090,315)

Net increase (decrease)	351,582	$3,591,638	232,232	$2,175,010

Small Cap Index Fund Initial Class
Sold	278,170	$2,751,124	421,278	$3,575,418
Issued as reinvestment of dividends	28,934	268,794	28,682	223,145
Redeemed	(981,034)	(9,606,637)	(1,062,473)	(8,994,343)

Net increase (decrease)	(673,930)	$(6,586,719)	(612,513)	$(5,195,780)

Small Cap Index Fund Service Class
Sold	140,792	$1,349,273	143,330	$1,254,190
Issued as reinvestment of dividends	2,671	24,703	1,773	13,744
Redeemed	(69,508)	(656,400)	(76,013)	(672,926)

Net increase (decrease)	73,955	$717,576	69,090	$595,008

Small Company Value Fund Class II
Sold	730,127	$12,256,881	988,370	$16,499,850
Issued as reinvestment of dividends	88,561	1,420,523	540,270	9,254,760
Redeemed	(839,044)	(14,072,203)	(1,540,682)	(27,339,415)

Net increase (decrease)	(20,356)	$(394,799)	(12,042)	$(1,584,805)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Small Company Value Fund Service Class I
Sold	122,387	$2,097,556	110,585	$1,849,302
Issued as reinvestment of dividends	3,170	50,561	12,695	216,819
Redeemed	(39,122)	(650,833)	(16,751)	(276,729)

Net increase (decrease)	86,435	$1,497,284	106,529	$1,789,392

Small/Mid Cap Value Fund Initial Class
Sold	2,266,753	$18,386,009	1,263,083	$9,595,405
Issued as reinvestment of dividends	126,490	1,037,218	150,467	1,105,932
Redeemed	(2,942,206)	(26,736,761)	(5,044,925)	(41,815,111)

Net increase (decrease)	(548,963)	$(7,313,534)	(3,631,375)	$(31,113,774)

Small/Mid Cap Value Fund Service Class
Sold	243,770	$2,170,634	278,802	$2,298,557
Issued as reinvestment of dividends	3,700	30,232	3,255	23,853
Redeemed	(105,479)	(910,339)	(109,177)	(934,552)

Net increase (decrease)	141,991	$1,290,527	172,880	$1,387,858

6.	Federal Income Tax Information

At December 31, 2011, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Asset Allocation Fund	$118,290,704	$14,382,174	$(4,703,853)	$9,678,321
Concentrated Growth Fund	79,961,489	10,587,925	(5,337,037)	5,250,888
Equity Income Fund	511,664,119	70,113,538	(39,581,234)	30,532,304
Foreign Fund	363,450,771	23,048,144	(75,336,958)	(52,288,814)
Global Fund	96,386,372	17,548,296	(3,920,430)	13,627,866
Growth & Income Fund	115,184,952	16,959,272	(5,186,407)	11,772,865
Income & Growth Fund	86,492,166	13,438,580	(1,533,439)	11,905,141
Large Cap Growth Fund	178,743,891	18,167,095	(7,624,487)	10,542,608
Mid Cap Growth Fund	270,994,782	70,641,994	(13,520,619)	57,121,375
Mid Cap Value Fund	438,128,883	19,314,082	(38,220,218)	(18,906,136)
Small Cap Index Fund	42,103,352	6,734,261	(8,621,343)	(1,887,082)
Small Company Value Fund	83,844,837	26,606,510	(3,850,630)	22,755,880
Small/Mid Cap Value Fund	177,734,593	14,276,463	(14,174,122)	102,341

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

Notes to Financial Statements (Continued)

At December 31, 2011, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
Asset Allocation Fund	$21,078,938	$32,697,206	$-
Concentrated Growth Fund	9,288,800	30,770,765	-
Equity Income Fund	-	49,506,515	-
Foreign Fund	-	20,915,928	4,482,917
Global Fund	-	10,555,620	-
Growth & Income Fund	38,332,966	33,125,485	-
Income & Growth Fund	-	4,873,951	-
Large Cap Growth Fund	-	2,402,960	-
Small Cap Index Fund	-	1,452,899	87,881
Small/Mid Cap Value Fund	8,277,291	31,541,721	-

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Allocation Fund	$2,684,740	$-	$-
Concentrated Growth Fund	604,190	-	-
Equity Income Fund	9,313,734	-	-
Foreign Fund	6,215,338	-	-
Global Fund	1,006,401	-	-
Growth & Income Fund	1,500,698	-	-
Income & Growth Fund	2,275,430	-	-
Large Cap Growth Fund	378,504	-	-
Mid Cap Value Fund	8,414,077	-	-
Small Cap Index Fund	293,497	-	-
Small Company Value Fund	-	1,471,084	-
Small/Mid Cap Value Fund	1,067,450	-	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Allocation Fund	$3,434,073	$-	$-
Concentrated Growth Fund	432,008	-	-
Equity Income Fund	8,319,079	-	-
Foreign Fund	5,256,787	-	-
Global Fund	547,765	-	-
Growth & Income Fund	2,077,407	-	-
Income & Growth Fund	2,877,337	-	-
Large Cap Growth Fund	135,692	-	-
Mid Cap Value Fund	5,872,519	-	-
Small Cap Index Fund	236,889	-	-
Small Company Value Fund	6,534,220	2,937,359	-
Small/Mid Cap Value Fund	1,129,785	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2011:

Amount
Foreign Fund	$1,185,223
Global Fund	156,343

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2011, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Asset Allocation Fund	$2,432,163	$(53,776,144	$(36,045)	$9,676,785
Concentrated Growth Fund	578,215	(40,059,565)	(18,035)	5,250,888
Equity Income Fund	10,642,789	(49,506,515)	(78,973)	30,530,665
Foreign Fund	7,487,069	(25,398,845)	(54,797)	(52,269,732)
Global Fund	1,405,583	(10,555,620)	(12,363)	13,631,738
Growth & Income Fund	1,707,342	(71,458,451)	(38,770)	11,772,010
Income & Growth Fund	1,886,151	(4,873,951)	(27,686)	11,905,181
Large Cap Growth Fund	143,488	(2,402,960)	(15,441)	10,542,608
Mid Cap Growth Fund	-	20,325,707	(53,739)	57,121,489
Mid Cap Value Fund	7,427,826	20,763,790	(71,001)	(18,905,893)
Small Cap Index Fund	235,454	(1,540,780)	(9,512)	(1,887,083)
Small Company Value Fund	59,818	3,032,977	(8,086)	22,755,880
Small/Mid Cap Value Fund	1,175,137	(39,819,012)	(36,945)	102,341

Notes to Financial Statements (Continued)

During the year ended December 31, 2011, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Asset Allocation Fund	$-	$4,453	$(4,453)
Equity Income Fund	-	273,539	(273,539)
Foreign Fund	-	85,147	(85,147)
Global Fund	-	(14,443)	14,443
Growth & Income Fund	-	108,413	(108,413)
Income & Growth Fund	-	53,068	(53,068)
Large Cap Growth Fund	-	10,041	(10,041)
Mid Cap Growth Fund	(951,385)	(17,768)	969,153
Mid Cap Value Fund	(6,562)	(84,740)	91,302
Small Cap Index Fund	-	5,059	(5,059)
Small Company Value Fund	-	(32,182)	32,182
Small/Mid Cap Value Fund	-	(1,795)	1,795

The Funds did not have any unrecognized tax benefits at December 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2011, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In April and May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) and Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”), respectively. ASU 2011-03 amends FASB Accounting Standards Codification Topic 860, “Transfers and Servicing,” specifically the criteria required to determine whether a repurchase or other similar agreement or a dollar roll transaction should be accounted for as sales of financial assets or secured borrowings with commitments. ASU 2011-04, which is the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP, amends FASB Accounting Standards Codification Topic 820, “Fair Value Measurement,” primarily expanding existing disclosure requirements for fair value measurements. ASU 2011-03 and ASU 2011-04 are each effective for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the implications of these changes and their impact on the financial statements.

Notes to Financial Statements (Continued)

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Equity Income Fund, plus interest and the Official Committee’s court costs, is approximately $4,562,800.

In addition, on June 2, 2011, the Equity Income Fund was named as a defendant in two closely related, parallel adversary proceedings brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), one in the United States District Court for the District of Massachusetts and one in the United States District Court for the District of Connecticut. The Plaintiffs also seek to recover payments of the Proceeds.

Since the Fund cannot predict the outcome of these proceedings, the Fund has not accrued any amounts in the accompanying financial statements related to these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the total net assets of the Fund at the time of such judgment or settlement.

10.	Upcoming Fund Liquidations

Shareholders have approved a plan of liquidation for the Trust with respect to Asset Allocation Fund, Concentrated Growth Fund, and Small Cap Index Fund, pursuant to which each such Fund will be liquidated on or about April 27, 2012, and the liquidation proceeds of the Fund will be distributed to the appropriate MassMutual or C.M. Life Insurance Company separate accounts invested in the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Asset Allocation Fund, MML Concentrated Growth Fund, MML Equity Income Fund, MML Foreign Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Index Fund, MML Small Company Value Fund, and MML Small/Mid Cap Value Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2011; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 69	Chairman Trustee	Since 2010 Since 1999	Retired.	68	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair Age: 63	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	68	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 65	Trustee	Since 2003	Retired.	68	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

F. William Marshall, Jr. Age: 69	Trustee	Since 1996	Retired; Consultant (1999-2009).	104***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Susan B. Sweeney Age: 59	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	68	Trustee (since 2009), MassMutual Select Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 66	Trustee Vice Chairman	Since 2003 (2005-2007)	Retired.	70^^	Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (formerly known as MassMutual Corporate Investors) (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (formerly known as MassMutual Participation Investors) (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MassMutual Select Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 56	Trustee	Since 2008	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual.	100	Trustee (since 2008), MassMutual Select Funds (open-end investment company); Vice Chairperson and Trustee (since 2011), MassMutual Premier Funds (open-end investment company); Vice Chairperson and Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 49	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	42

Michael C. Eldredge Age: 47	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	100

Andrew M. Goldberg Age: 45	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	100

Nicholas H. Palmerino Age: 46	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	100

Philip S. Wellman Age: 47	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	100

Eric H. Wietsma Age: 45	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	100

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

Trustees and Officers (Unaudited) (Continued)

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2011, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Asset Allocation Fund	46.88%
Concentrated Growth Fund	100.00%
Equity Income Fund	100.00%
Global Fund	52.70%
Growth & Income Fund	100.00%
Income & Growth Fund	100.00%
Large Cap Growth Fund	100.00%
Mid Cap Value Fund	100.00%
Small Cap Index Fund	100.00%
Small/Mid Cap Value Fund	100.00%

For the year ended October 31, 2011, the following Fund(s) earned the following foreign sources of income:

Foreign Sources of Income
Foreign Fund	$12,755,873
Global Fund	2,441,571

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2011, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), approved amended and restated investment management agreements with MassMutual for each of the Funds (“Amended and Restated Investment Management Agreements”), subject to approval by the shareholders of the Funds, and renegotiated subadvisory agreements with Northern Trust Investments, Inc. for the Small Cap Index Fund and Rainier Investment Management, Inc. for the Large Cap Growth Fund, each of which is based on the new form of subadvisory agreement previously presented to the Trustees (“August Renegotiated Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Amended and Restated Investment Management Agreements and August Renegotiated Subadvisory Agreements (the “August Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Amended and Restated Investment Management Agreements, the Trustees considered the August Materials and information discussed with representatives of MassMutual at the meeting, as well as the fact that many of the provisions in the Amended and Restated Investment Management Agreements are intended to conform to comparable provisions contained in the form of investment management agreement MassMutual expects to propose for all new mutual funds to be advised by it. The Trustees noted that since their most recent approval of the Funds’ current investment management agreements, there had been no material adverse change relating to MassMutual and the nature or quality of services provided by MassMutual to the Funds. The Trustees also noted that the Amended and Restated Investment Management Agreements clarified the nature of MassMutual’s obligations to the Funds, particularly in cases where a sub-administrator has been appointed, and the standard of care applicable to MassMutual’s performance of its obligations to the Funds. The Trustees further considered that no change was being proposed to the advisory fee paid by each Fund to MassMutual, and that MassMutual does not anticipate that the Funds’ expenses will change or increase, as applicable, in any material amount as a result of this proposed change.

In reviewing the contracts, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

In reviewing the August Renegotiated Subadvisory Agreements, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) each subadviser and its personnel with responsibilities for providing services to the Funds; (ii) the terms of each August Renegotiated Subadvisory Agreement; and (iii) the scope and quality of services that each subadviser will provide under each August Renegotiated Subadvisory Agreement.

Other Information (Unaudited) (Continued)

Prior to the votes being taken to approve the Amended and Restated Investment Management Agreements and the August Renegotiated Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Amended and Restated Investment Management Agreements and August Renegotiated Subadvisory Agreements, including the anticipated level of MassMutual’s oversight of the Funds and the subadvisory process; and (ii) the terms of the Amended and Restated Investment Management Agreements and August Renegotiated Subadvisory Agreements are fair and reasonable with respect to each Fund and are in the best interest of each Fund’s shareholders. The Trustees also determined that, with respect to the Amended and Restated Investment Management Agreements, in light of the nature of the proposed changes, it was not necessary to evaluate the Funds’ investment performance and whether the Funds’ fees reflected future expected economies of scale. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended and Restated Investment Management Agreements and August Renegotiated Subadvisory Agreements.

The Amended and Restated Investment Management Agreements became effective on December 15, 2011. The August Renegotiated Subadvisory Agreements became effective on August 15, 2011.

At their meeting in November 2011, the Trustees, including the Independent Trustees, approved an amendment to the subadvisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”) for the Equity Income Fund (“Amendment”). In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Amendment (the “November Materials”). In all of their deliberations, the Trustees were advised by independent counsel. Under the Amendment, the subadvisory fee schedule will be changed to correspond to T. Rowe Price’s new standard subadvisory fee schedule, which represents a net reduction to the existing fee schedule.

Prior to the votes being taken to approve the Amendment, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

In approving the Amendment, the Trustees discussed with MassMutual and considered the fees payable to T. Rowe Price by MassMutual and the effect of such fees on the profitability of MassMutual. The Trustees concluded that MassMutual’s level of profitability from its relationship to the Equity Income Fund was not excessive and that the subadvisory fee amounts under the amended Subadvisory Agreement with T. Rowe Price were fair and reasonable.

The Amendment became effective December 1, 2011.

Other Information (Unaudited) (Continued)

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on December 15, 2011. Notice of the meeting, and a Proxy Statement, were distributed on or about November 4, 2011 to shareholders of record as of September 30, 2011. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:	To elect Richard H. Ayers, Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., C. Ann Merrifield, Susan B. Sweeney, and Elaine A. Sarsynski as Trustees for an indefinite term of office.*

This matter was approved by the Trust’s shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Richard H. Ayers	765,495,692.880	733,539,199.436	94.864	31,956,493.444	4.133
Allan W. Blair	765,495,692.880	735,085,087.870	95.064	30,410,605.010	3.933
Nabil N. El-Hage	765,495,692.880	732,560,039.951	94.737	32,935,652.929	4.260
Maria D. Furman	765,495,692.880	735,207,544.500	95.080	30,288,148.380	3.917
R. Alan Hunter, Jr.	765,495,692.880	734,349,593.714	94.969	31,146,099.166	4.028
Robert E. Joyal	765,495,692.880	734,203,180.707	94.950	31,292,512.173	4.047
F. William Marshall, Jr.	765,495,692.880	733,163,357.565	94.815	32,332,335.315	4.182
C. Ann Merrifield	765,495,692.880	735,368,777.111	95.100	30,126,915.769	3.897
Susan B. Sweeney	765,495,692.880	735,078,542.652	95.063	30,417,150.228	3.934
Elaine A. Sarsynski	765,495,692.880	735,169,290.791	95.075	30,326,402.089	3.922

*	Denotes Trust-wide proposal and voting results.

Proposal 2:	To approve an Amended and Restated Agreement and Declaration of Trust.

This matter was approved by shareholders of each series of the Trust. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Asset Allocation Fund	15,323,279.766	13,338,052.781	87.044	946,790.385	6.179	1,038,436.600	6.777
Concentrated Growth Fund	13,009,044.333	12,223,343.561	93.944	345,391.691	2.655	440,309.081	3.384
Equity Income Fund	60,431,317.133	56,860,021.455	94.090	1,744,682.541	2.887	1,826,613.137	3.023
Foreign Fund	37,846,356.981	35,000,135.839	92.465	1,021,193.701	2.698	1,825,027.441	4.822
Global Fund	12,500,309.241	12,078,981.958	96.603	162,497.992	1.300	258,829.291	2.070
Growth & Income Fund	16,878,680.636	14,593,460.850	86.428	1,082,225.270	6.409	1,202,994.516	7.125
Income & Growth Fund	9,307,474.519	8,114,526.741	87.183	413,989.167	4.448	778,958.611	8.369
Large Cap Growth Fund	16,418,184.486	15,993,537.262	97.414	127,453.232	.776	297,193.992	1.810
Mid Cap Growth Fund	27,452,083.584	25,496,615.889	92.877	803,815.464	2.928	1,151,652.231	4.195
Mid Cap Value Fund	40,499,234.271	37,628,722.132	92.912	997,997.550	2.464	1,872,514.589	4.624
Small Cap Index Fund	4,289,325.877	3,680,351.372	85.803	244,667.610	5.704	364,306.895	8.493
Small Company Value Fund	6,545,053.674	6,488,546.092	99.137	42,824.306	0.654	13,683.276	0.209
Small/Mid Cap Value Fund	21,541,033.455	19,347,268.255	89.816	763,430.878	3.544	1,430,334.322	6.640

Other Information (Unaudited) (Continued)

Proposal 3:	To approve an amended and restated investment management agreement.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Concentrated Growth Fund	13,009,044.333	12,283,615.332	94.408	294,504.056	2.263	430,924.945	3.312
Global Fund	12,500,309.241	12,104,918.144	96.811	154,692.184	1.237	240,698.913	1.925
Small Company Value Fund	6,545,053.674	6,522,666.424	99.658	8,703.974	0.133	13,683.276	0.209

Proposal 4:	To approve an amended and restated investment management agreement under which MassMutual provides both investment management and administrative services.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Asset Allocation Fund	15,323,279.766	13,734,232.508	89.630	519,690.483	3.391	1,069,356.775	6.979
Equity Income Fund	60,431,317.133	57,241,643.471	94.722	1,318,834.814	2.182	1,870,838.848	3.096
Foreign Fund	37,846,356.981	35,001,650.156	92.469	969,455.999	2.561	1,875,250.826	4.955
Growth & Income Fund	16,878,680.636	14,995,540.598	88.809	640,040.207	3.791	1,243,099.831	7.362
Income & Growth Fund	9,307,474.519	8,216,482.387	88.278	305,574.171	3.283	785,417.961	8.439
Large Cap Growth Fund	16,418,184.486	15,889,294.837	96.779	210,245.838	1.280	318,643.811	1.941
Mid Cap Growth Fund	27,452,083.584	25,529,825.494	92.998	754,141.504	2.747	1,168,116.586	4.255
Mid Cap Value Fund	40,499,234.271	37,666,809.082	93.006	907,648.423	2.241	1,924,776.766	4.753
Small Cap Index Fund	4,289,325.877	3,695,993.433	86.167	214,665.443	5.005	378,667.001	8.828
Small/Mid Cap Value Fund	21,541,033.455	19,325,133.390	89.713	766,034.299	3.556	1,449,865.766	6.731

Proposal 5:	To liquidate certain Funds and distribute the liquidation proceeds to an affiliated money market fund.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Asset Allocation Fund	15,323,279.766	13,601,029.848	88.761	591,537.478	3.860	1,130,712.440	7.379
Concentrated Growth Fund	13,009,044.333	12,021,171.611	92.391	463,221.486	3.560	524,651.236	4.032
Small Cap Index Fund	4,289,325.877	3,660,112.099	85.331	222,028.085	5.176	407,185.693	9.493

Proposal 7:	To change the fundamental investment objective of the MML Income & Growth Fund.

This matter was approved by the following Fund’s shareholders. The results of the vote were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Income & Growth Fund	9,307,474.519	8,050,541.881	86.495	396,872.618	4.264	860,060.020	9.241

Other Information (Unaudited) (Continued)

Proposal 8:	To make the investment objective of certain Funds non-fundamental.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Asset Allocation Fund	15,323,279.766	13,605,061.790	88.787	616,046.844	4.020	1,102,171.132	7.193
Concentrated Growth Fund	13,009,044.333	12,005,675.636	92.271	477,421.751	3.670	525,946.946	4.042
Equity Income Fund	60,431,317.133	56,972,423.503	94.276	1,456,288.729	2.410	2,002,604.901	3.314
Foreign Fund	37,846,356.981	34,683,957.518	91.630	1,124,292.972	2.970	2,038,106.491	5.385
Global Fund	12,500,309.241	12,107,587.601	96.832	149,394.407	1.195	243,327.233	1.946
Growth & Income Fund	16,878,680.636	14,854,393.777	87.973	706,788.153	4.186	1,317,498.706	7.803
Income & Growth Fund	9,307,474.519	7,959,182.889	85.514	493,807.423	5.305	854,484.207	9.181
Large Cap Growth Fund	16,418,184.486	15,864,258.575	96.626	222,358.400	1.354	331,567.511	2.020
Mid Cap Growth Fund	27,452,083.584	25,371,363.061	92.421	799,380.968	2.911	1,281,339.555	4.668
Mid Cap Value Fund	40,499,234.271	37,210,105.194	91.879	1,291,073.141	3.187	1,998,055.936	4.934
Small Cap Index Fund	4,289,325.877	3,599,072.617	83.908	289,716.771	6.754	400,536.489	9.338
Small/Mid Cap Value Fund	21,541,033.455	19,043,849.611	88.407	956,905.787	4.443	1,540,278.057	7.150

Proposal 9.E:	To approve an amendment to certain Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Asset Allocation Fund	15,323,279.766	13,290,335.696	86.733	771,666.353	5.036	1,261,277.717	8.231
Concentrated Growth Fund	13,009,044.333	11,954,120.331	91.875	585,089.518	4.497	469,834.484	3.611
Equity Income Fund	60,431,317.133	56,785,058.427	93.966	1,862,908.344	3.083	1,783,350.362	2.951
Foreign Fund	37,846,356.981	34,624,661.607	91.473	1,314,048.253	3.472	1,907,647.121	5.040
Global Fund	12,500,309.241	12,059,360.353	96.446	214,277.205	1.714	226,671.683	1.813
Growth & Income Fund	16,878,680.636	15,061,617.779	89.200	594,923.698	3.524	1,222,139.159	7.238
Income & Growth Fund	9,307,474.519	8,029,413.984	86.268	485,518.308	5.217	792,542.227	8.515
Large Cap Growth Fund	16,418,184.486	15,867,331.603	96.645	277,606.235	1.691	273,246.648	1.664
Mid Cap Growth Fund	27,452,083.584	25,185,023.201	91.742	993,043.862	3.617	1,274,016.521	4.641
Mid Cap Value Fund	40,499,234.271	37,482,892.778	92.552	1,261,624.686	3.115	1,754,716.807	4.333
Small Cap Index Fund	4,289,325.877	3,655,380.583	85.220	272,886.332	6.362	361,058.962	8.418
Small Company Value Fund	6,545,053.674	6,493,660.105	99.215	43,728.428	0.668	7,665.141	0.117
Small/Mid Cap Value Fund	21,541,033.455	18,961,498.626	88.025	1,116,430.998	5.183	1,463,103.831	6.792

Other Information (Unaudited) (Continued)

Proposal 9.G:	To approve an amendment of certain Funds’ fundamental investment restriction with respect to concentrating investments in an industry.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Asset Allocation Fund	15,323,279.766	13,297,013.390	86.777	773,565.736	5.048	1,252,700.640	8.175
Concentrated Growth Fund	13,009,044.333	11,998,429.614	92.216	540,780.235	4.156	469,834.484	3.611
Equity Income Fund	60,431,317.133	56,805,036.277	93.999	1,848,272.213	3.059	1,778,008.643	2.942
Foreign Fund	37,846,356.981	34,650,965.581	91.543	1,274,078.653	3.366	1,921,312.747	5.076
Global Fund	12,500,309.241	12,053,482.543	96.399	220,155.015	1.761	226,671.683	1.813
Growth & Income Fund	16,878,680.636	15,089,756.267	89.367	566,785.210	3.357	1,222,139.159	7.238
Income & Growth Fund	9,307,474.519	8,028,949.818	86.263	485,982.474	5.222	792,542.227	8.515
Large Cap Growth Fund	16,418,184.486	15,857,797.069	96.587	287,140.769	1.749	273,246.648	1.664
Mid Cap Growth Fund	27,452,083.584	25,268,365.243	92.045	999,213.616	3.640	1,184,504.725	4.315
Mid Cap Value Fund	40,499,234.271	37,491,483.864	92.573	1,270,867.882	3.138	1,736,882.525	4.289
Small Cap Index Fund	4,289,325.877	3,660,052.371	85.329	268,214.544	6.253	361,058.962	8.418
Small Company Value Fund	6,545,053.674	6,493,660.105	99.215	43,728.428	0.668	7,665.141	0.117
Small/Mid Cap Value Fund	21,541,033.455	18,993,204.395	88.172	1,087,382.138	5.048	1,460,446.922	6.780

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2011

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2011:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2011.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Asset Allocation Fund
Initial Class	$1,000	0.65%	$981.10	$3.25	$1,021.90	$3.31
Service Class	1,000	0.90%	980.10	4.49	1,020.70	4.58
Concentrated Growth Fund
Class I	1,000	0.88%	952.80	4.33	1,020.80	4.48
Class II	1,000	0.78%	952.70	3.84	1,021.30	3.97
Service Class I	1,000	1.13%	951.20	5.56	1,019.50	5.75
Equity Income Fund
Initial Class	1,000	0.80%	946.90	3.93	1,021.20	4.08
Service Class	1,000	1.05%	946.00	5.15	1,019.90	5.35
Foreign Fund
Initial Class	1,000	0.96%	842.40	4.46	1,020.40	4.89
Service Class	1,000	1.21%	841.90	5.62	1,019.10	6.16

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Global Fund
Class I	$1,000	0.90%	$887.30	$4.28	$1,020.70	$4.58
Class II	1,000	0.80%	888.00	3.81	1,021.20	4.08
Service Class I	1,000	1.15%	886.20	5.47	1,019.40	5.85
Growth & Income Fund
Initial Class	1,000	0.58%	933.10	2.83	1,022.30	2.96
Service Class	1,000	0.83%	931.10	4.04	1,021.00	4.23
Income & Growth Fund
Initial Class	1,000	0.75%	982.10	3.75	1,021.40	3.82
Service Class	1,000	1.00%	980.90	4.99	1,020.20	5.09
Large Cap Growth Fund
Initial Class	1,000	0.71%	924.10	3.44	1,021.60	3.62
Service Class	1,000	0.96%	923.60	4.65	1,020.40	4.89
Mid Cap Growth Fund
Initial Class	1,000	0.83%	920.00	4.02	1,021.00	4.23
Service Class	1,000	1.08%	918.70	5.22	1,019.80	5.50
Mid Cap Value Fund
Initial Class	1,000	0.90%	956.10	4.44	1,020.70	4.58
Service Class	1,000	1.15%	955.20	5.67	1,019.40	5.85
Small Cap Index Fund
Initial Class	1,000	0.52%	936.80	2.54	1,022.60	2.65
Service Class	1,000	0.77%	935.60	3.76	1,021.30	3.92
Small Company Value Fund
Class II	1,000	1.15%	935.50	5.61	1,019.40	5.85
Service Class I	1,000	1.40%	934.00	6.82	1,018.10	7.12
Small/Mid Cap Value Fund
Initial Class	1,000	0.82%	888.60	3.90	1,021.10	4.18
Service Class	1,000	1.07%	886.40	5.09	1,019.80	5.45

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

© 2012 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540a    112 CRN201303-156806

MML Series Investment Fund
Annual Report

MML Focused Equity Fund

MML Fundamental Growth Fund

MML Fundamental Value Fund

MML PIMCO Total Return Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2011

MassMutual FINANCIAL GROUP®

We'll help you get there®.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.”

December 31, 2011

Retirement investors face ongoing market volatility

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2011. The year posed ongoing challenges for many investors, with periods of high volatility driven by ongoing fiscal instability and geopolitical unrest in certain regions characterizing much of the period.

In MassMutual’s view, the uncertain market environment we witnessed in 2011 underscores the importance of maintaining a long-term investment plan designed to suit your investment time horizon and tolerance for risk and monitoring. We also believe in the value of making changes to your plan when appropriate, but not in response to short-term changes in the markets or the economic climate.

Suggestions for retirement investors under any market conditions

Be in it for the long term

History has shown that while markets tend to react negatively to unexpected shocks or unfavorable news, they also have the potential to regain value quickly. Remember, just like any other asset, if you’re holding an investment that has fallen in price, you don’t realize a loss until you sell it. In fact, during market lows, you can often buy quality investments at more reasonable prices than when markets are rallying.

Continue to invest

Sophisticated investors and financial professionals know that individuals who can weather down periods in the market may be rewarded if they continue to invest when shares are trading at lower prices, especially relative to investors who do not continue to invest during down markets.*

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are asset classes that typically behave differently depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can help themselves take advantage of different opportunities in the market and reduce their risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

Keep it in the proper perspective

We believe doing business with MassMutual is the sign of a good decision. MassMutual focuses on the long term and encourages retirement investors to do the same – and to keep an appropriate perspective despite short-term changes in the markets or day-to-day events that may seem unsettling. As we observed again in 2011, financial markets can be extremely volatile, but it is important to remember that changing market conditions have the potential to reward patient investors.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund – President’s Letter to Shareholders (Continued)

This could be an ideal time to contact your financial professional to help you evaluate and fine-tune your retirement-planning strategy, taking into consideration your investment time frame and risk tolerance. Your financial professional can also help you ensure you’re on track to reach your retirement income goals.

Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Review

December 31, 2011

Financial markets produce mixed results amid continued volatility; bright spots emerge

Stocks and bonds in the United States produced mixed results for 2011. One-year performance numbers masked a great deal of volatility throughout the period, as political and economic problems worldwide kept investors on edge for much of the year. Foreign equity markets trailed their U.S. counterparts, with ongoing problems on the world stage driving international stocks into negative territory for the year.

Certain economic indicators continued to concern economists during the period, but the U.S. economic outlook appeared to improve somewhat. Unemployment remained stubbornly high, although there were some bright spots in certain data releases. The housing market mainly continued to struggle but gained some ground later in the year. Home prices throughout the country generally continued their decline and ran in lockstep with reduced volume in contract signings, but some positive signals drove optimism in parts of the country, particularly the South and West, and provided some encouragement to sellers in the otherwise challenging real estate environment. In 2011, the price of oil started at approximately $90 per barrel, rose steadily and peaked in April at more than $116, and finished the year at about $103.

The Federal Reserve (the “Fed”) kept interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25%, in an ongoing attempt to stimulate the economy. (The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.) The Fed reaffirmed its intention to keep the federal funds rate exceptionally low for an “extended period” repeatedly in 2011, pledging to keep short-term rates low at least until mid-2013. Fed efforts to stimulate the economy included a second round of quantitative easing via targeted bond purchases (known as QE2), which had begun in November 2010 and ended along with the second quarter in June 2011. Additionally, in October 2011, the Fed implemented “Operation Twist,” which further aims to boost economic growth by causing long-term interest rates to decline. The plan involves shifting some of the central bank’s holdings from shorter-maturity Treasuries to those with longer maturities.

The United States government’s long-term fiscal situation garnered increasingly frequent headlines focused on the budget and the ongoing debate over where to cut federal spending. Partisan Congressional wrangling over the debt ceiling increase in the summer of 2011 contributed to an already volatile market environment, and an overall lack of progress on economic matters by U.S. legislators left investors with little confidence that the current Congress will reach an agreement about any significant legislation likely to benefit the U.S. economy.

Market performance

In this environment of market volatility, bonds and equities turned in mixed performances for the year ended December 31, 2011, with bonds generally outperforming stocks. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 5.53%. The S&P 500® Index (the “S&P 500”), which measures the progress of large-capitalization stocks in the U.S., returned a more modest 2.11%. On the negative side, the small-capitalization Russell 2000® Index dropped 4.18%, while technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) declined 1.80%. Worldwide equity markets saw even steeper losses, as the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, dropped 12.14%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, fell 18.42%.

Fixed-income benchmarks substantially outperformed most equity counterparts during the year. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 7.84%. Treasury bills gained just 0.08%, as measured by the Citigroup 3-Month Treasury Bill Index. In addition, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 1.56%. The standout in the fixed-income arena was the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), a measure of the broad performance of U.S. Treasury inflation-indexed bonds, which advanced 13.56% for the year.*

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MML Series Investment Fund – Economic and Market Review (Continued)

First quarter of 2011 presents mixed financial news

Despite considerable volatility later in the first quarter of 2011, stock prices advanced in the midst of conflicts in the Middle East and the catastrophic one-two-three punch of an earthquake, tsunami, and nuclear accident in Japan. Share prices received some support from the Fed’s second round of quantitative easing, and from further improvements in some U.S. economic data, which indicated continued modest growth and a reduction in unemployment.

Reports released during the first quarter of 2011 indicated that the U.S. economy had grown 3.1% during the fourth quarter of 2010. There was also some progress on the jobs front, with unemployment falling from 9.4% in December 2010 to 8.9% in February 2011, the last month for which data became available during the quarter. That said, unemployment continued to remain stubbornly high. Finally, numerous data releases showed that the housing market continued to be depressed.

Bonds outperform stocks in the second quarter as challenges continue

In the second quarter of 2011, bonds outperformed their equity counterparts in the U.S., as stock investors exhibited fresh concerns over the sustainability of the U.S. economic recovery and a possible resolution of Greece’s fiscal woes. In the bond market, Treasury yields declined (and prices rallied) as investors grew more pessimistic about the prospects for U.S. economic growth. The yield of the bellwether 10-year Treasury note fell, reflecting investors’ preference for the safety of U.S. Treasuries over riskier investments in the more challenging market environment. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Second-quarter report releases indicated that the U.S. economy had grown at a 1.9% annual pace in the first quarter of 2011, which was slightly better than early forecasts, but weaker than the previous quarter. The economy typically expands by more than 3% annually during an economic recovery, the pace that economists consider necessary to bring down unemployment. Unfortunately, the unemployment figures for May, released early in June, showed a bump up to 9.1% from 9.0%, while non-farm payrolls increased by just 54,000, compared with 232,000 during April.

Third quarter: Bonds again outpace stocks; Fed announces new initiative

The U.S. stock market had a challenging third quarter, with most widely followed market indexes suffering double-digit losses. Worsening economic news in the U.S. and abroad, a downgrade of the U.S. sovereign credit rating, and Greece’s seemingly inexorable slide toward a default on its loans were key factors undermining investor sentiment. On August 1, Congress agreed to raise the U.S. debt ceiling and approved some deficit-reduction measures – narrowly missing an August 2 deadline that would have forced the nation into default. Shortly thereafter, citing Congress’s “political brinksmanship,” Standard & Poor’s lowered its credit rating for the United States from AAA to AA+, which triggered a wave of stock selloffs in the U.S. Another factor hampering stocks was a large downward revision in first-quarter economic growth in the U.S., as measured by gross domestic product (“GDP”), from 1.9% to 0.4%. The Fed announced that the $400 billion Operation Twist would begin in October. Unemployment for August 2011 remained at 9.1%, unchanged from the previous month, marking the fifth consecutive month with the U.S. jobless rate at a level of 9% or higher. Finally, corporate earnings remained strong, and economic growth strengthened in the third quarter, with GDP growth improving to a 2.5% annualized increase, following an anemic 1.3% in the second quarter.

Fourth quarter: Stocks advance strongly; unemployment data stabilizes

U.S. stocks strongly rebounded in the fourth quarter of 2011, with virtually all gains coming in October. One major factor aiding the rally was the prospect of further progress by European leaders toward solving that region’s sovereign debt crisis. In the bond market, Treasury yields spiked higher in October, but settled down to close the quarter little changed. Against the backdrop of renewed tolerance for risk, high-yield bonds were the fourth quarter’s big winners in the fixed-income market.

In contrast with Europe, the economic outlook for the United States appeared to be modestly improving. The federal government’s final estimate of economic growth for the third quarter, which was released in December, came in at 1.8% – down a bit from the previous 2.0% figure, although early indications for the fourth quarter pointed to a pace of roughly 3%. Moreover, an early December report indicated that the U.S. unemployment rate dropped to 8.6% in November from 9.0% in October, although the primary driver of that decline was a reduction in the number of unemployed individuals seeking work. Good news also came

4

MML Series Investment Fund – Economic and Market Review (Continued)

from the number of first-time filers for unemployment insurance, which dropped to 364,000 for the week ending December 17, the lowest level of initial claims since April 2008.

While there remains quite a bit of progress to be made, there are some clear reasons for optimism on the horizon. For example, the Conference Board’s Consumer Confidence Index posted another strong gain in December, rising 9.5 points to 64.5 and building on November’s substantial 14.3-point increase. Receding fears of a new recession prompted the turnaround in this indicator, which had declined sharply from July through October. In addition, near year-end, there also were promising reports on retail sales, housing starts, and building permits.

Investors will continue to look for improving conditions in the U.S. economy; however, developments in the European debt situation and geopolitical shifts throughout the rest of the world will also play an important and ongoing role in the fortunes of the global financial markets in 2012.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/12 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MML Focused Equity Fund – Portfolio Manager Report

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform since its inception on December 8, 2011?

The Fund’s Class II shares returned 0.46%, outperforming the -0.26% return of the Russell 1000® Index (the “benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In terms of absolute performance, all sectors except for energy produced positive returns for the Fund. The best results came from the Fund’s utilities, industrials, financials, and consumer discretionary holdings. The Fund uses a bottom-up stock selection process. Consequently, sector and industry selections are a result of the stock selection process. When compared to the benchmark, both stock selection and sector weights detracted from the Fund’s relative performance for the reporting period. The most favorable relative performance came from Fund holdings in the industrials, technology, utilities, and consumer discretionary sectors. Conversely, the Fund’s energy position detracted the most from relative performance from the Fund’s inception through the end of the year.

During the reporting period, the Fund was most heavily weighted in the technology (25%), consumer discretionary (24%), and industrials (19%) sectors. The Fund had no exposure to consumer staples, health care, materials, or telecommunications sector shares.

Subadviser outlook

While we note there is no guarantee of stability in Europe or legislative progress here in the United States, we believe the stock market has strong potential for appreciation, given current balance-sheet strength, excess liquidity, and recent profit trends. Indeed, corporate profit margins are at record levels, driven by rising productivity, growing exports, moderating commodity costs, and low interest rates and inflation.

Investors have been through periods like this before, and we believe that such high levels of market correlation and anxiety provide investors with an important long-term advantage. While the equity market appears priced for the current state of affairs to continue indefinitely, we don’t think it’s unreasonable to imagine a different, better market result in 2012 and beyond. In our view, the Fund’s emphasis on owning great businesses at depressed prices can also be highly rewarding in the long run.

6

MML Focused Equity Fund – Portfolio Manager Report (Continued)

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Intel Corp.	7.6%
Visa, Inc. Class A	6.7%
Cabela’s, Inc.	5.1%
Penn National Gaming, Inc.	5.1%
Wells Fargo & Co.	5.1%
Robert Half International, Inc.	5.1%
National Oilwell Varco, Inc.	4.9%
Carnival Corp.	4.9%
The Boeing Co.	4.7%
Applied Materials, Inc.	4.7%

53.9%

MML Focused Equity Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Cyclical	23.1%
Technology	16.9%
Energy	16.1%
Industrial	12.5%
Consumer, Non-cyclical	11.8%
Financial	11.1%
Utilities	3.3%

Total Long-Term Investments	94.8%
Short-Term Investments and Other Assets and Liabilities	5.2%

Net Assets	100.0%

7

MML Focused Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Focused Equity Fund Class II and the Russell 1000 Index.

TOTAL RETURN

Since Inception 12/8/11 - 12/31/11
Class II	0.46%
Russell 1000 Index	-0.26%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

8

MML Fundamental Growth Fund – Portfolio Manager Report

What is the investment approach of MML Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform since its inception on December 8, 2011?

The Fund’s Class II shares returned -0.50%, outperforming the -0.88% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the brief period the Fund was open in 2011, it modestly outperformed its benchmark. Stock selection in the energy and health care sectors contributed positively to results, while an overweight position, relative to the benchmark, in the underperforming information technology sector and an underweight stake in the outperforming consumer staples sector offset some of the positive results. Top contributors to Fund returns during the period included positions in diversified technology and financial services company General Electric, diversified biotechnology company Amgen, and semiconductor manufacturer Altera. Top detractors during the period included Fund holdings EMC, an information technology services company; enterprise software developer Oracle; and footwear maker Deckers Outdoor.

Returns within the benchmark were mixed during the reporting period (December 8 through December 31, 2011), with four out of 10 sectors posting positive absolute returns. Utilities, telecommunication services, and consumer staples were the top-performing sectors, while information technology, materials, and industrials weighed on returns.

Subadviser outlook

The Fund continues to emphasize the information technology sector on our belief that the sector’s valuations are attractive, balance sheets are strong, and companies have the potential for high sustainable free cash flow generation. Additionally, there are strong secular trends, including cloud computing, mobility, security, and data storage that should help drive sustained growth, in our view.

At year-end, the Fund had a slightly overweight position in energy. The industry is under tremendous regulatory pressure, which makes it difficult to forecast future revenue and free cash flow growth. Several companies the Fund owns in the energy sector would be major beneficiaries if the U.S. government again allows meaningful exploration in the Gulf of Mexico.

In consumer staples, we have a great deal of confidence in the sustainability of the free cash flow. We believe many companies in consumer staples have below-average revenue and free cash flow growth.

As 2012 began, the Fund held an underweight position in the financials sector. While capital ratios have improved and many U.S. large-cap financial stocks have, in our view, probably seen the worst, the sector still faces many challenges. This group of companies may experience some obstacles in the near term due to continued weakness in the U.S. housing market, ongoing regulatory concerns, and fears about the potential exposure to and contagion from European banks.

9

MML Fundamental Growth Fund – Portfolio Manager Report (Continued)

MML Fundamental Growth Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Apple, Inc.	5.6%
Exxon Mobil Corp.	4.7%
Cisco Systems, Inc.	4.6%
International Business Machines Corp.	4.4%
Microsoft Corp.	3.3%
EMC Corp.	2.9%
Google, Inc. Class A	2.5%
Oracle Corp.	2.5%
Altera Corp.	2.2%
Caterpillar, Inc.	2.2%

34.9%

MML Fundamental Growth Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Technology	31.0%
Communications	16.4%
Energy	13.6%
Consumer, Non-cyclical	13.6%
Industrial	11.4%
Consumer, Cyclical	7.8%
Basic Materials	3.6%
Financial	1.0%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

10

MML Fundamental Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Growth Fund Class II and the Russell 1000 Growth Index.

TOTAL RETURN

Since Inception 12/8/11 - 12/31/11
Class II	-0.50%
Russell 1000 Growth Index	-0.88%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Fundamental Value Fund – Portfolio Manager Report

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, with a focus on companies with large market capitalizations (generally above $2 billion). The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class II shares returned -1.68%, underperforming the 0.39% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund underperformed its benchmark for the period, primarily due to weak stock selection. Sector positioning, a result of the Fund’s bottom-up, company-by-company stock selection process, also detracted. Stock selection was particularly weak in the health care, industrials, and materials sectors – which more than offset stronger selection in the financials and energy sectors. The Fund’s underweight position, relative to the benchmark, in the strong utilities sector also hurt the Fund’s relative full-year performance, but was partially offset by an underweight position in the lagging financials sector.

On a stock-specific basis, Fund holdings Ingersoll-Rand (industrials), The Mosaic Company (materials), and Cisco Systems (information technology) detracted the most from the Fund’s benchmark-relative returns. Ingersoll-Rand, a provider of climate control and security systems, declined during the period along with other residential segment companies due to higher copper prices. The Fund continues to hold the position, but sold some during the period. The Mosaic Company, a leading global producer of phosphate and potash fertilizers, performed poorly in response to the sharp selloff in grain prices. The company also reported a disappointing fourth-quarter outlook due to a delay in restarting a plant idled by summer flooding. Our conviction in the underlying value of this stock remains quite high, and the Fund maintains the position. Cisco Systems is a leading supplier of networking equipment, software, and services for corporate data networks and the Internet. Its share price fell in the first half of 2011 on a sharp decline in gross margins due to higher sales of lower-margin products. However, the stock began to perform better in the fourth quarter, as results and outlook positively surprised investors. The Fund continues to hold the position.

Among the top contributors to benchmark-relative returns were Fund holdings Philip Morris International (consumer staples), Marsh & McLennan (financials), and Marathon Oil (energy). Philip Morris is a U.S.-based tobacco company that manufactures and sells cigarettes and other tobacco-related products. Shares rose toward the end of the period when the company reported better-than-expected third quarter results. We believe the stock trades at an attractive valuation and have maintained the Fund’s position. Marsh & McLennan, an insurance brokerage company providing advice and solutions in risk, strategy, and human capital, increased over the period on higher-than-expected margins and earnings. Continued growth across four main operating segments, and efficient management changes also contributed to stock performance. The Fund increased its position, based on a positive outlook for further margin expansion. Finally, Marathon Oil, a large U.S. refiner and oil exploration company, announced a separation of refining and oil production in the first half of the year, which contributed to a large rally in the stock. The Fund continues to hold the position.

Subadviser outlook

Economic data in the United States improved in the fourth quarter of 2011. The U.S. unemployment rate fell to 8.6% in November, its lowest level since March 2009. Retail sales, housing, and consumer confidence data also have trended positively in recent months. While economic growth is likely to remain tepid in 2012, this is discounted in valuations, in our view. We remain focused on analyzing each stock in the Fund, and those under consideration for purchase, relative to a range of economic scenarios. We expect a continued modest economic expansion in the U.S., underpinned by falling inflation and only modest fiscal restraint. Our view is that the likelihood of a European recession is increasing, but we believe the U.S. can withstand this and continue its slow recovery.

12

MML Fundamental Value Fund – Portfolio Manager Report (Continued)

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/11 (Unaudited)

Chevron Corp.	3.5%
Wells Fargo & Co.	3.2%
AT&T, Inc.	3.1%
Pfizer, Inc.	3.0%
JP Morgan Chase & Co.	2.7%
General Electric Co.	2.6%
ACE Ltd.	2.3%
Merck & Co., Inc.	2.3%
Intel Corp.	2.2%
Occidental Petroleum Corp.	2.1%

27.0%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/11 (Unaudited)

Consumer, Non-cyclical	21.5%
Financial	20.9%
Energy	12.8%
Industrial	10.4%
Consumer, Cyclical	8.6%
Communications	7.2%
Technology	7.1%
Basic Materials	5.2%
Utilities	3.4%

Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%

Net Assets	100.0%

MML Fundamental Value Fund Country Weightings (% of Net Assets) on 12/31/11 (Unaudited)

United States	85.3%
Switzerland	5.9%
Ireland	2.1%
United Kingdom	1.6%
Belgium	1.1%
Israel	1.1%

Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%

Net Assets	100.0%

13

MML Fundamental Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Value Fund Class II and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/10/10 - 12/31/11
Class II	-1.68%	6.87%
Russell 1000 Value Index	0.39%	14.35%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML PIMCO Total Return Fund – Portfolio Manager Report

What is the investment approach of MML PIMCO Total Return Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities and other debt instruments of domestic and foreign entities. The Fund’s subadviser is Pacific Investment Management Company LLC (PIMCO).

How did the Fund perform during the 12 months ended December 31, 2011?

The Fund’s Class II shares returned 2.45%, lagging behind the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s overall shorter duration (relative to the benchmark), particularly in U.S. debt, during the first three quarters of the year was negative for its performance when interest rates fell sharply over the reporting period. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) However, foreign interest rate exposure over the year was positive for returns, as global yields fell (and the prices of higher-quality foreign bonds rose) during the period in the midst of worldwide uncertainty and unprecedented volatility.

The Fund’s underweight position, relative to the benchmark, during the first half of the year in U.S. government agency mortgage-backed securities (“MBS”) and an overweight position during the second half of the year were negative for its performance, as MBS outperformed comparable U.S. Treasury securities (“Treasuries”) in the first half, but underperformed them in the second. An overweight position in investment-grade corporate securities, particularly financial institutions, also detracted from the Fund’s full-year results, as this sector underperformed comparable Treasuries when corporate bonds came under pressure from increased stress and uncertainty in the European financial system.

Beyond core sectors, an overweight position in emerging-market securities detracted from the Fund’s full-year performance when they underperformed Treasuries. Exposure to a variety of foreign currencies, with an emphasis on the Brazilian real and Mexican peso, detracted from the Fund’s returns, as these currencies depreciated relative to the U.S. dollar. Additionally, the Fund’s exposure to Treasury Inflation-Protected Securities (“TIPS”) was negative on a relative basis. Conversely, a modest exposure to BABs (Build America Bond securities) was positive for performance, as this sector was one of the best-performing fixed-income asset classes in 2011, despite the expiration of the BAB program at the end of 2010.

With regard to derivatives, an underweight position in longer-maturity bonds achieved through interest rate swaps had a material effect on Fund performance, negatively impacting returns when long-term rates fell over the year. Conversely, holdings of eurodollar futures were positive for Fund performance when prices rallied over the year on Federal Reserve expectations of an extended low-interest rate environment through 2013.

Subadviser outlook

PIMCO expects global growth to fall in 2012. Growth faces several hurdles that could impose greater uncertainty and volatility on financial markets. As the European sovereign debt crisis continues to unfold and austerity measures are implemented throughout the region, negative effects will continue to influence growth dynamics in the U.S. and other developed markets.

We also believe that global balance sheet deleveraging (i.e., debt reduction) will play a dominant role over the cyclical horizon, as deleveraging limits finance-based consumption and growth prospects worldwide.

15

MML PIMCO Total Return Fund – Portfolio Manager Report (Continued)

MML PIMCO Total Return Fund Quality Structure (% of Net Assets) on 12/31/11 (Unaudited)

U.S. Government, Aaa/AAA	68.9%
Aa/AA	9.7%
A/A	15.4%
Baa/BBB	13.2%
Ba/BB	4.6%
B and Below	5.1%
Equities	0.4%

Total Long-Term Investments	117.3%
Short-Term Investments and Other Assets and Liabilities	(17.3)%

Net Assets	100.0%

16

MML PIMCO Total Return Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML PIMCO Total Return Fund Class II and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/11 - 12/31/11	Since Inception Average Annual 8/10/10 - 12/31/11
Class II	2.45%	1.88%
Barclays Capital U.S. Aggregate Bond Index	7.84%	4.88%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML Focused Equity Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 94.8%

COMMON STOCK — 94.8%
Aerospace & Defense — 4.7%
The Boeing Co.	70,500	$5,171,175

Banks — 5.1%
Wells Fargo & Co.	203,500	5,608,460

Building Materials — 2.7%
Fortune Brands Home & Security, Inc. (a)	172,500	2,937,675

Commercial Services — 11.8%
Robert Half International, Inc.	196,500	5,592,390
Visa, Inc. Class A	73,000	7,411,690

		13,004,080

Computers — 4.6%
Diebold, Inc.	170,500	5,126,935

Diversified Financial — 6.1%
Discover Financial Services	73,000	1,752,000
Franklin Resources, Inc.	51,500	4,947,090

		6,699,090

Electric — 3.3%
Calpine Corp. (a)	223,000	3,641,590

Entertainment — 5.1%
Penn National Gaming, Inc. (a)	148,000	5,634,360

Leisure Time — 4.8%
Carnival Corp.	164,500	5,369,280

Lodging — 4.0%
Starwood Hotels & Resorts Worldwide, Inc.	93,000	4,461,210

Machinery – Construction & Mining — 0.6%
Caterpillar, Inc.	7,500	679,500

Manufacturing — 4.5%
Illinois Tool Works, Inc.	107,500	5,021,325

Oil & Gas — 6.9%
Apache Corp.	36,500	3,306,170
Ultra Petroleum Corp. (a)	146,500	4,340,795

		7,646,965

Oil & Gas Services — 9.2%
Dresser-Rand Group, Inc. (a)	96,000	4,791,360
National Oilwell Varco, Inc.	79,000	5,371,210

		10,162,570

Retail — 9.1%
Cabela’s, Inc. (a)	222,000	5,643,240
CarMax, Inc. (a)	145,000	4,419,600

		10,062,840

	Number of Shares	Value
Semiconductors — 12.3%
Applied Materials, Inc.	482,500	$5,167,575
Intel Corp.	348,000	8,439,000

		13,606,575

TOTAL COMMON STOCK (Cost $104,424,119)		104,833,630

TOTAL EQUITIES (Cost $104,424,119)		104,833,630

TOTAL LONG-TERM INVESTMENTS (Cost $104,424,119)		104,833,630

	Principal Amount
SHORT-TERM INVESTMENTS — 6.1%
Repurchase Agreement — 6.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$6,765,166	6,765,166

TOTAL SHORT-TERM INVESTMENTS (Cost $6,765,166)	6,765,166

TOTAL INVESTMENTS — 100.9% (Cost $111,189,285) (c)	111,598,796

Other Assets/(Liabilities) — (0.9)%	(1,048,732)

NET ASSETS — 100.0%	$110,550,064

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $6,765,174. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $6,902,493.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

18

MML Fundamental Growth Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 98.4%
Advertising — 1.0%
Omnicom Group, Inc.	34,460	$1,536,227

Aerospace & Defense — 1.4%
The Boeing Co.	27,845	2,042,431

Agriculture — 2.0%
Philip Morris International, Inc.	38,207	2,998,485

Apparel — 0.9%
Deckers Outdoor Corp. (a)	8,274	625,266
Ralph Lauren Corp.	5,126	707,798

		1,333,064

Beverages — 2.1%
The Coca-Cola Co.	45,016	3,149,769

Biotechnology — 1.9%
Amgen, Inc.	33,676	2,162,336
Life Technologies Corp. (a)	15,390	598,825

		2,761,161

Chemicals — 1.0%
CF Industries Holdings, Inc.	5,319	771,148
The Sherwin-Williams Co.	8,751	781,202

		1,552,350

Coal — 0.5%
Walter Energy, Inc.	11,517	697,470

Commercial Services — 1.1%
Apollo Group, Inc. Class A (a)	30,477	1,641,796

Computers — 16.4%
Apple, Inc. (a)	20,567	8,329,635
Cognizant Technology Solutions Corp. Class A (a)	8,895	572,037
Dell, Inc. (a)	87,251	1,276,482
EMC Corp. (a)	200,571	4,320,299
International Business Machines Corp.	35,695	6,563,597
NetApp, Inc. (a)	40,603	1,472,671
Riverbed Technology, Inc. (a)	34,878	819,633
SanDisk Corp. (a)	24,084	1,185,174

		24,539,528

Diversified Financial — 1.0%
American Express Co.	31,392	1,480,761

Electronics — 1.2%
Waters Corp. (a)	24,782	1,835,107

Health Care – Products — 2.4%
Bruker Corp. (a)	41,689	517,778
Edwards Lifesciences Corp. (a)	9,396	664,297
Hologic, Inc. (a)	54,027	946,013
Intuitive Surgical, Inc. (a)	3,131	1,449,684

		3,577,772

	Number of Shares	Value
Health Care – Services — 1.7%
UnitedHealth Group, Inc.	49,791	$2,523,408

Internet — 8.1%
Amazon.com, Inc. (a)	7,098	1,228,664
Check Point Software Technologies Ltd. (a)	25,527	1,341,188
eBay, Inc. (a)	67,579	2,049,671
F5 Networks, Inc. (a)	6,775	718,963
Google, Inc. Class A (a)	5,844	3,774,640
IAC/InterActiveCorp	42,996	1,831,630
Priceline.com, Inc. (a)	2,503	1,170,678

		12,115,434

Iron & Steel — 0.7%
Cliffs Natural Resources, Inc.	15,567	970,602

Machinery – Construction & Mining — 3.0%
Caterpillar, Inc.	35,634	3,228,441
Joy Global, Inc.	17,259	1,293,907

		4,522,348

Machinery – Diversified — 0.5%
Cummins, Inc.	8,179	719,916

Manufacturing — 5.3%
Dover Corp.	16,191	939,888
General Electric Co.	119,636	2,142,681
Honeywell International, Inc.	34,082	1,852,357
Parker Hannifin Corp.	23,562	1,796,602
Tyco International Ltd.	26,155	1,221,700

		7,953,228

Media — 1.8%
DIRECTV Class A (a)	19,723	843,355
News Corp. Class A	65,612	1,170,518
Sirius XM Radio, Inc. (a)	347,107	631,735

		2,645,608

Mining — 2.0%
Freeport-McMoRan Copper & Gold, Inc.	31,563	1,161,203
Rio Tinto PLC Sponsored ADR (United Kingdom)	18,009	881,000
Teck Resources Ltd. Class B	24,534	863,351

		2,905,554

Oil & Gas — 9.2%
Anadarko Petroleum Corp.	13,588	1,037,172
Canadian Natural Resources Ltd.	20,720	774,306
Diamond Offshore Drilling, Inc.	29,800	1,646,748
Exxon Mobil Corp.	81,996	6,949,981
Occidental Petroleum Corp.	24,327	2,279,440
Valero Energy Corp.	50,717	1,067,593

		13,755,240

Oil & Gas Services — 3.9%
Baker Hughes, Inc.	12,313	598,904

The accompanying notes are an integral part of the financial statements.

19

MML Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cameron International Corp. (a)	23,492	$1,155,572
Core Laboratories NV	11,849	1,350,194
National Oilwell Varco, Inc.	19,095	1,298,269
Oceaneering International, Inc.	30,679	1,415,222

		5,818,161

Pharmaceuticals — 2.4%
Abbott Laboratories	23,528	1,322,979
AmerisourceBergen Corp.	20,749	771,655
Cardinal Health, Inc.	21,819	886,070
Gilead Sciences, Inc. (a)	15,469	633,146

		3,613,850

Retail — 6.9%
Bed Bath & Beyond, Inc. (a)	14,488	839,869
The Buckle, Inc.	15,085	616,524
Coach, Inc.	22,083	1,347,946
Costco Wholesale Corp.	17,493	1,457,517
Lowe’s Cos., Inc.	36,119	916,700
Lululemon Athletica, Inc. (a)	6,534	304,876
PetSmart, Inc.	20,057	1,028,724
Ross Stores, Inc.	29,268	1,391,108
Starbucks Corp.	29,733	1,368,015
The TJX Cos., Inc.	16,881	1,089,669

		10,360,948

Semiconductors — 5.7%
Altera Corp.	89,162	3,307,910
Analog Devices, Inc.	30,189	1,080,162
Emulex Corp. (a)	81,054	556,031
Intersil Corp. Class A	58,984	615,793
QLogic Corp. (a)	100,977	1,514,655
Xilinx, Inc.	45,999	1,474,728

		8,549,279

Software — 7.9%
Autodesk, Inc. (a)	30,852	935,741
BMC Software, Inc. (a)	13,126	430,270
Citrix Systems, Inc. (a)	17,172	1,042,684
Microsoft Corp.	188,787	4,900,911
Oracle Corp.	145,983	3,744,464
Red Hat, Inc. (a)	18,394	759,488

		11,813,558

Telecommunications — 6.4%
Cisco Systems, Inc.	378,406	6,841,581
QUALCOMM, Inc.	48,459	2,650,707

		9,492,288

TOTAL COMMON STOCK (Cost $147,627,011)		146,905,343

TOTAL EQUITIES (Cost $147,627,011)		146,905,343

TOTAL LONG-TERM INVESTMENTS (Cost $147,627,011)		146,905,343

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$2,372,368	$2,372,368

TOTAL SHORT-TERM INVESTMENTS (Cost $2,372,368)		2,372,368

TOTAL INVESTMENTS — 100.0% (Cost $149,999,379) (c)		149,277,711

Other Assets/(Liabilities) — (0.0)%		(3,979)

NET ASSETS — 100.0%		$149,273,732

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,372,371. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/25/38, and an aggregate market value, including accrued interest, of $2,422,549.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

20

MML Fundamental Value Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 97.1%

COMMON STOCK — 97.1%
Aerospace & Defense — 1.1%
The Boeing Co.	25,460	$1,867,491

Agriculture — 2.0%
Archer-Daniels-Midland Co.	29,550	845,130
Philip Morris International, Inc.	34,240	2,687,155

		3,532,285

Auto Manufacturers — 1.1%
General Motors Co. (a)	27,560	558,641
Paccar, Inc.	34,770	1,302,832

		1,861,473

Automotive & Parts — 0.5%
The Goodyear Tire & Rubber Co. (a)	57,240	811,091

Banks — 7.4%
Bank of America Corp.	169,940	944,866
PNC Financial Services Group, Inc.	58,690	3,384,652
U.S. Bancorp	108,270	2,928,704
Wells Fargo & Co.	201,890	5,564,089

		12,822,311

Beverages — 2.3%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	31,150	1,899,839
PepsiCo, Inc.	30,740	2,039,599

		3,939,438

Biotechnology — 1.3%
Amgen, Inc.	36,370	2,335,318

Chemicals — 3.9%
CF Industries Holdings, Inc.	8,990	1,303,370
The Dow Chemical Co.	79,650	2,290,734
E.I. du Pont de Nemours & Co.	34,330	1,571,627
The Mosaic Co.	30,050	1,515,422

		6,681,153

Computers — 0.6%
Hewlett-Packard Co.	43,770	1,127,515

Diversified Financial — 6.0%
Ameriprise Financial, Inc.	7,100	352,444
BlackRock, Inc.	13,870	2,472,189
Credit Suisse Group Sponsored ADR (Switzerland)	40,680	955,166
The Goldman Sachs Group, Inc.	20,970	1,896,317
JP Morgan Chase & Co.	139,080	4,624,410

		10,300,526

Electric — 3.4%
Edison International	37,890	1,568,646
Entergy Corp.	22,590	1,650,200
NextEra Energy, Inc.	15,340	933,899

	Number of Shares	Value
Northeast Utilities	46,460	$1,675,812

		5,828,557

Foods — 2.5%
General Mills, Inc.	37,020	1,495,978
Kraft Foods, Inc. Class A	55,310	2,066,381
Sysco Corp.	23,690	694,828

		4,257,187

Hand & Machine Tools — 1.7%
Stanley Black & Decker, Inc.	43,760	2,958,176

Health Care – Products — 3.9%
Baxter International, Inc.	30,660	1,517,057
Covidien PLC	43,820	1,972,338
Johnson & Johnson	34,410	2,256,608
Zimmer Holdings, Inc. (a)	17,850	953,547

		6,699,550

Health Care – Services — 2.2%
HCA Holdings, Inc. (a)	43,985	968,989
UnitedHealth Group, Inc.	54,510	2,762,567

		3,731,556

Insurance — 7.5%
ACE Ltd.	57,040	3,999,644
The Chubb Corp.	35,940	2,487,767
Marsh & McLennan Cos., Inc.	94,790	2,997,260
Principal Financial Group, Inc.	47,740	1,174,404
Swiss Re Ltd. (a)	24,136	1,229,213
Unum Group	48,740	1,026,952

		12,915,240

Iron & Steel — 1.4%
Nucor Corp.	21,920	867,374
Steel Dynamics, Inc.	112,650	1,481,348

		2,348,722

Machinery – Construction & Mining — 1.0%
Ingersoll-Rand PLC	57,070	1,738,923

Manufacturing — 6.1%
3M Co.	19,450	1,589,648
General Electric Co.	249,380	4,466,396
Illinois Tool Works, Inc.	35,980	1,680,626
Tyco International Ltd.	60,890	2,844,172

		10,580,842

Media — 2.5%
CBS Corp. Class B	33,230	901,862
Comcast Corp. Class A	143,240	3,396,221

		4,298,083

Oil & Gas — 11.8%
Apache Corp.	14,940	1,353,265
Chevron Corp.	57,450	6,112,680
EOG Resources, Inc.	11,460	1,128,925

The accompanying notes are an integral part of the financial statements.

21

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Exxon Mobil Corp.	31,100	$2,636,036
Marathon Oil Corp.	47,740	1,397,350
Noble Corp. (a)	40,700	1,229,954
Occidental Petroleum Corp.	38,570	3,614,009
Royal Dutch Shell PLC B Shares Sponsored ADR (United Kingdom)	25,110	1,908,611
Southwestern Energy Co. (a)	32,750	1,046,035

		20,426,865

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	34,450	1,675,648

Packaging & Containers — 0.5%
Rexam PLC Sponsored ADR (United Kingdom)	29,810	812,323

Pharmaceuticals — 7.3%
Abbott Laboratories	28,720	1,614,926
Merck & Co., Inc.	104,190	3,927,963
Pfizer, Inc.	240,010	5,193,816
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	45,220	1,825,079

		12,561,784

Retail — 6.0%
CVS Caremark Corp.	62,620	2,553,643
The Home Depot, Inc.	51,000	2,144,040
Kohl’s Corp.	44,420	2,192,127
Lowe’s Cos., Inc.	42,700	1,083,726
Nordstrom, Inc.	31,470	1,564,374
Staples, Inc.	63,310	879,376

		10,417,286

Semiconductors — 5.1%
Analog Devices, Inc.	48,840	1,747,495
Intel Corp.	157,570	3,821,073
Maxim Integrated Products, Inc.	50,460	1,313,978
Xilinx, Inc.	61,550	1,973,293

		8,855,839

Software — 1.3%
Microsoft Corp.	90,160	2,340,554

Telecommunications — 4.7%
AT&T, Inc.	176,190	5,327,986
Cisco Systems, Inc.	153,730	2,779,438

		8,107,424

Toys, Games & Hobbies — 1.0%
Mattel, Inc.	62,790	1,743,050

TOTAL COMMON STOCK (Cost $161,799,316)		167,576,210

TOTAL EQUITIES (Cost $161,799,316)		167,576,210

TOTAL LONG-TERM INVESTMENTS (Cost $161,799,316)		167,576,210

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreement — 2.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (b)	$4,841,248	$4,841,248

TOTAL SHORT-TERM INVESTMENTS (Cost $4,841,248)		4,841,248

TOTAL INVESTMENTS — 99.9% (Cost $166,640,564) (c)		172,417,458

Other Assets/(Liabilities) — 0.1%		227,610

NET ASSETS — 100.0%		$172,645,068

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $4,841,253. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 11/25/38, and an aggregate market value, including accrued interest, of $4,938,820.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

22

MML PIMCO Total Return Fund – Portfolio of Investments

December 31, 2011

	Number of Shares	Value
EQUITIES — 0.4%

PREFERRED STOCK — 0.4%
Savings & Loans — 0.4%
GMAC Capital Trust I 8.125% 2/15/40	44,000	$850,960

TOTAL PREFERRED STOCK (Cost $1,100,000)		850,960

TOTAL EQUITIES (Cost $1,100,000)		850,960

	Principal Amount
BONDS & NOTES — 116.9%

BANK LOANS — 0.4%
Diversified Financial — 0.4%
AGFS Funding Co. Term Loan FRN 5.500% 5/10/17	$1,000,000	866,900

TOTAL BANK LOANS (Cost $995,000)		866,900

CORPORATE DEBT — 34.2%
Agriculture — 0.0%
Altria Group, Inc. 7.750% 2/06/14	100,000	112,999

Auto Manufacturers — 0.4%
Daimler Finance NA LLC FRN (a) 1.742% 9/13/13	200,000	197,430
Volkswagen International Finance NV FRN (a) 0.824% 10/01/12	600,000	599,391

		796,821

Banks — 7.6%
Banco Santander Brasil SA (a) 4.250% 1/14/16	800,000	760,000
Bank of America Corp. FRN 1.848% 1/30/14	500,000	451,411
Bank of India 6.250% 2/16/21	500,000	477,582
Bank of Nova Scotia (a) 1.650% 10/29/15	100,000	99,879
BBVA Bancomer SA (a) 6.500% 3/10/21	1,000,000	963,750
BBVA US Senior SA FRN 2.585% 5/16/14	800,000	743,470
BNP Paribas 5.000% 1/15/21	200,000	192,499
BNP Paribas SA FRN 1.291% 1/10/14	500,000	461,131

	Principal Amount	Value
Cie de Financement Foncier (a) 2.125% 4/22/13	$1,000,000	$989,262
Export-Import Bank of Korea SGD (a) (b) 1.050% 3/03/12	300,000	231,233
GMAC, Inc. 7.500% 12/31/13	100,000	102,750
HBOS PLC FRN EUR (b) 2.071% 3/29/16	2,100,000	2,043,880
HBOS PLC (a) 6.750% 5/21/18	100,000	80,179
HSBC Bank PLC (a) 2.000% 1/19/14	100,000	98,497
ICICI Bank Ltd. (a) 4.750% 11/25/16	900,000	855,127
ICICI Bank Ltd. (a) 5.750% 11/16/20	200,000	184,006
ING Bank NV FRN (a) 1.596% 3/15/13	1,100,000	1,074,383
Intesa Sanpaolo SpA FRN (a) 2.906% 2/24/14	200,000	176,089
Intesa Sanpaolo SpA (a) 6.500% 2/24/21	800,000	656,566
Lloyds TSB Bank PLC 4.875% 1/21/16	200,000	194,917
The Royal Bank of Scotland PLC 4.375% 3/16/16	500,000	476,996
The Royal Bank of Scotland PLC EUR (b) 6.934% 4/09/18	100,000	103,143
The Royal Bank of Scotland PLC (Acquired 3/10/11, Cost $87,548) FRN CAD (b) (c) 1.999% 3/30/15	100,000	77,269
Santander Issuances SA Unipersonal VRN GBP (b) 7.300% 7/27/19	2,500,000	3,242,020
Santander US Debt SA Unipersonal (a) 2.991% 10/07/13	200,000	191,203
Sberbank of Russia Via SB Capital SA 5.499% 7/07/15	800,000	808,000
State Bank of India 4.500% 10/23/14	200,000	197,770
State Bank of India (a) 4.500% 7/27/15	300,000	296,727
Turkiye Garanti Bankasi AS FRN (a) 2.909% 4/20/16	200,000	180,000
US Bank NA VRN EUR (b) 4.375% 2/28/17	700,000	838,027

		17,247,766

The accompanying notes are an integral part of the financial statements.

23

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc. FRN 0.972% 1/27/14	$500,000	$500,931
Pernod-Ricard SA (a) 5.750% 4/07/21	300,000	338,460

		839,391

Building Materials — 0.1%
Corporacion GEO SAB de CV (a) 8.875% 9/25/14	200,000	195,000

Chemicals — 1.0%
Braskem Finance Ltd. (a) 5.750% 4/15/21	800,000	794,000
Braskem Finance Ltd. (a) 7.000% 5/07/20	1,000,000	1,067,500
Braskem Finance Ltd. (a) 7.250% 6/05/18	400,000	442,000
Lyondell Chemical Co. 8.000% 11/01/17	54,000	58,995

		2,362,495

Coal — 0.1%
Arch Western Finance LLC 6.750% 7/01/13	200,000	201,000

Commercial Services — 0.6%
Massachusetts Institute of Technology 5.600% 7/01/11	1,000,000	1,375,630

Computers — 0.3%
Hewlett-Packard Co. FRN 0.786% 5/24/13	800,000	792,126

Diversified Financial — 11.1%
Ally Financial, Inc. FRN 3.649% 2/11/14	1,100,000	1,039,643
Ally Financial, Inc. FRN 3.963% 6/20/14	2,100,000	1,963,836
Ally Financial, Inc. 7.500% 9/15/20	1,000,000	1,010,000
American Express Credit Corp. 5.875% 5/02/13	595,000	625,437
American General Finance Corp. EUR (b) 4.125% 11/29/13	1,500,000	1,540,260
Banque PSA Finance FRN (a) 2.274% 4/04/14	300,000	277,808
CIT Group, Inc. 7.000% 5/01/15	200,000	200,400
Citigroup, Inc. FRN 1.307% 2/15/13	100,000	98,136
Citigroup, Inc. FRN 1.847% 1/13/14	200,000	194,492

	Principal Amount	Value
Countrywide Financial Corp. 5.800% 6/07/12	$700,000	$701,473
Credit Agricole Home Loan FRN (a) 1.161% 7/21/14	600,000	576,433
Federal Home Loan Mortgage Corp. 2.000% 8/25/16	500,000	520,191
Federal Home Loan Mortgage Corp. 2.500% 5/27/16	500,000	531,489
Federal Home Loan Mortgage Corp. 4.875% 6/13/18	500,000	603,380
Ford Motor Credit Co. FRN 3.147% 1/13/12	200,000	200,116
Ford Motor Credit Co. 5.625% 9/15/15	1,000,000	1,034,949
Ford Motor Credit Co. 7.000% 10/01/13	100,000	106,033
Ford Motor Credit Co. LLC 7.000% 4/15/15	200,000	215,000
The Goldman Sachs Group, Inc. 7.500% 2/15/19	1,200,000	1,325,291
HSBC Holdings PLC 5.100% 4/05/21	1,800,000	1,912,668
Hyundai Capital Services, Inc. (a) 4.375% 7/27/16	300,000	305,958
International Lease Finance Corp. (a) 6.750% 9/01/16	600,000	615,000
Macquarie Bank Ltd. (a) 6.625% 4/07/21	1,800,000	1,659,523
Merrill Lynch & Co., Inc. EUR (b) 4.875% 5/30/14	600,000	739,742
Merrill Lynch & Co., Inc. 5.450% 2/05/13	100,000	100,727
Merrill Lynch & Co., Inc. 5.571% 10/04/12	900,000	900,090
Morgan Stanley FRN 2.952% 5/14/13	100,000	96,022
Morgan Stanley, Series F 6.625% 4/01/18	800,000	789,954
SLM Corp. 5.000% 10/01/13	900,000	900,000
SLM Corp. 5.050% 11/14/14	4,300,000	4,241,090
SLM Corp. 8.450% 6/15/18	100,000	103,000

		25,128,141

Electric — 1.0%
Comision Federal de Electricidad (a) 4.875% 5/26/21	1,200,000	1,236,000
Duquesne Light Holdings, Inc. (a) 6.400% 9/15/20	100,000	106,337
Entergy Corp. 3.625% 9/15/15	100,000	101,509

The accompanying notes are an integral part of the financial statements.

24

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Korea Electric Power Corp. (a) 3.000% 10/05/15	$200,000	$200,432
Korea Hydro & Nuclear Power Co. Ltd. (a) 3.125% 9/16/15	100,000	100,126
Majapahit Holdings BV (d) 7.250% 6/28/17	100,000	111,730
Majapahit Holdings BV (d) 7.750% 10/17/16	200,000	224,500
NRG Energy, Inc. 8.250% 9/01/20	100,000	100,500

		2,181,134

Forest Products & Paper — 0.6%
Celulosa Arauco y Constitucion SA (e) 5.000% 1/21/21	100,000	103,883
MeadWestvaco Corp. 6.850% 4/01/12	1,339,000	1,350,371

		1,454,254

Holding Company – Diversified — 0.7%
Hutchison Whampoa International Ltd. (a) 6.500% 2/13/13	1,000,000	1,045,097
Noble Group Ltd. (a) 6.625% 8/05/20	200,000	170,000
Noble Group Ltd. (a) 6.750% 1/29/20	300,000	258,000
Noble Group Ltd. (d) 6.750% 1/29/20	100,000	86,000

		1,559,097

Insurance — 1.8%
American International Group, Inc. 6.250% 3/15/87	1,600,000	1,158,000
American International Group, Inc. 6.400% 12/15/20	700,000	706,461
American International Group, Inc. VRN 8.175% 5/15/68	1,000,000	890,000
MetLife Institutional Funding II FRN (a) 1.274% 4/04/14	1,300,000	1,297,122

		4,051,583

Iron & Steel — 0.7%
CSN Resources SA (a) 6.500% 7/21/20	400,000	418,000
Gerdau Holdings, Inc. (a) 7.000% 1/20/20	600,000	633,000
Gerdau Trade, Inc. (a) 5.750% 1/30/21	500,000	496,250

		1,547,250

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc. FRN 0.649% 5/21/13	700,000	700,914

	Principal Amount	Value
Media — 0.5%
COX Communications, Inc. 7.125% 10/01/12	$1,000,000	$1,047,053

Multi-National — 0.1%
European Investment Bank EUR (b) 4.625% 4/15/20	100,000	145,901

Oil & Gas — 1.2%
Ecopetrol SA 7.625% 7/23/19	200,000	241,000
Indian Oil Corp. Ltd. 4.750% 1/22/15	500,000	502,106
Petrobras International Finance Co. 5.375% 1/27/21	400,000	420,240
Petrobras International Finance Co. 5.750% 1/20/20	400,000	428,048
Petrobras International Finance Co. 8.375% 12/10/18	200,000	243,000
Petroleos Mexicanos 6.500% 6/02/41	700,000	787,500
Transocean, Inc. 4.950% 11/15/15	100,000	102,115

		2,724,009

Pipelines — 0.1%
NGPL PipeCo LLC (a) 6.514% 12/15/12	300,000	303,043

Real Estate — 0.1%
Qatari Diar Finance QSC (d) 5.000% 7/21/20	200,000	213,000

Savings & Loans — 0.3%
Fibria Overseas Finance Ltd. (a) 7.500% 5/04/20	300,000	293,250
Odebrecht Drilling Norbe VIII/IX Ltd. (a) 6.350% 6/30/21	392,000	403,760

		697,010

Telecommunications — 4.7%
BellSouth Corp. (a) 4.463% 4/26/21	2,500,000	2,527,693
Deutsche Telekom International Finance BV GBP (b) 6.500% 4/08/22	1,500,000	2,733,971
France Telecom SA 4.375% 7/08/14	5,000,000	5,281,595

		10,543,259

Transportation — 0.5%
Asciano Finance (a) 5.000% 4/07/18	1,200,000	1,203,296

TOTAL CORPORATE DEBT (Cost $80,542,613)		77,422,172

The accompanying notes are an integral part of the financial statements.

25

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

MUNICIPAL OBLIGATIONS — 3.6%
Bay Area Toll Authority BAB 6.793% 4/01/30	$800,000	$949,608
Bay Area Toll Authority BAB 7.043% 4/01/50	1,800,000	2,368,332
Buckeye Tobacco Settlement Financing Authority 5.875% 6/01/47	100,000	71,648
Los Angeles Community College District BAB 6.600% 8/01/42	1,000,000	1,268,870
Los Angeles Community College District BAB 6.750% 8/01/49	1,200,000	1,528,608
San Diego County Regional Airport Authority BAB 6.628% 7/01/40	1,300,000	1,390,740
State of California BAB 5.700% 11/01/21	500,000	545,845

		8,123,651

TOTAL MUNICIPAL OBLIGATIONS (Cost $6,891,530)		8,123,651

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.7%
Automobile ABS — 0.2%
Auto Compartiment, Series 2007-2, Class A FRN EUR (b) (d) 1.725% 10/25/20	265,304	337,621

Commercial MBS — 3.2%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN FRN (a) 2.028% 11/15/15	191,065	172,640
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA VRN (a) 5.670% 2/24/51	900,000	985,783
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2 VRN 5.662% 6/11/40	1,219,882	1,239,795
Eclipse Ltd., Series 2007-1X, Class A FRN GBP (b) (d) 1.154% 1/25/20	978,862	1,290,589
European Loan Conduit, Series 25A, Class A FRN (a) 1.612% 5/15/19	490,202	523,110
Extended Stay America Trust, Series 2010-ESHA, Class A (a) 2.950% 11/05/27	293,992	294,504

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3 (a) 4.069% 11/15/43	$100,000	$105,171
Morgan Stanley Reremic Trust, Series 2010-GG10, Class A4A VRN (a) 5.790% 8/15/45	1,500,000	1,673,755
Titan Europe PLC, Series 2007-3X, Class A1 FRN GBP (b) (d) 1.261% 10/23/16	778,862	1,020,582

		7,305,929

Credit Card ABS — 2.1%
Citibank Omni Master Trust, Series 2009-A8, Class A8 FRN (a) 2.378% 5/16/16	4,000,000	4,021,771
Citibank Omni Master Trust, Series 2009-A14A, Class A14 FRN (a) 3.028% 8/15/18	600,000	630,527

		4,652,298

Other ABS — 1.0%
Duane Street CLO, Series 2005-1A, Class A FRN (a) 0.687% 11/08/17	1,746,676	1,689,511
Hillmark Funding, Series 2006-1A, Class A1 FRN (a) 0.729% 5/21/21	500,000	462,594
Wind River CLO Ltd., Series 2004-1A, Class A1 FRN (a) 0.889% 12/19/16	198,002	190,249

		2,342,354

Student Loans ABS — 0.0%
SLM Student Loan Trust, Series 2009-C, Class A FRN (a) 4.500% 11/16/43	92,904	87,490

WL Collateral CMO — 3.2%
Chase Mortgage Finance Corp., Series 2006-A1, Class 4A1 FRN 5.890% 9/25/36	121,793	104,167
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A FRN 2.580% 10/25/35	814,911	667,308
Granite Master Issuer PLC, Series 2005-2, Class A6 FRN 0.544% 12/20/54	282,453	269,490
Granite Master Issuer PLC, Series 2006-3, Class A5 FRN 1.247% 12/20/54	706,753	872,631
Granite Master Issuer PLC, Series 2006-1X, Class A6 FRN EUR (b) (d) 1.337% 12/20/54	332,589	410,645

The accompanying notes are an integral part of the financial statements.

26

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Granite Master Issuer PLC, Series 2005-2, Class A5 FRN EUR (b) (d) 1.417% 12/20/54	$282,453	$348,741
Granite Mortgages PLC, Series 2004-3, Class 3A1 FRN GBP (b) (d) 1.429% 9/20/44	356,988	531,221
Granite Mortgages PLC, Series 2004-3, Class 3A2 FRN GBP (b) (d) 1.450% 9/20/44	107,096	159,366
Granite Mortgages PLC, Series 2003-3, Class 2A FRN EUR (b) (d) 1.959% 1/20/44	13,233	16,413
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 FRN 2.722% 9/25/35	844,631	730,256
Nomura Asset Acceptance Corp., Series 2004-R3, Class A1 (a) 6.500% 2/25/35	1,388,412	1,398,674
Structured Asset Securities Corp., Series 2005-16, Class 1A2 5.500% 9/25/35	1,700,000	1,509,410
Thornburg Mortgage Securities Trust, Series 2007-2, Class A1 FRN 0.397% 6/25/37	139,277	136,836

		7,155,158

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $22,580,121)		21,880,850

SOVEREIGN DEBT OBLIGATIONS — 5.2%
Banco Nacional de Desenvolvimento Economico e Social EUR (a) (b) 4.125% 9/15/17	100,000	126,901
Canada Government Bond CAD (b) 2.750% 9/01/16	200,000	209,374
Canada Government Bond CAD (b) 3.250% 6/01/21	500,000	545,669
Canada Government Bond CAD (b) 3.750% 6/01/19	300,000	336,960
Canada Government Bond CAD (b) 4.250% 6/01/18	200,000	229,094
Canada Housing Trust No 1 CAD (a) (b) 3.350% 12/15/20	200,000	212,225
Canada Housing Trust No 1 CAD (a) (b) 3.750% 3/15/20	100,000	109,269
Canada Housing Trust No 1 CAD (a) (b) 3.800% 6/15/21	100,000	109,713
Indonesia Government International Bond (d) 7.250% 4/20/15	100,000	113,250

	Principal Amount	Value
Instituto de Credito Oficial FRN EUR (b) (d) 3.154% 3/25/14	$300,000	$362,893
Italy Buoni Poliennali Del Tesoro EUR (b) 2.100% 9/15/16	103,566	116,374
Korea Finance Corp. 3.250% 9/20/16	100,000	98,330
Korea Housing Finance Corp. (d) 4.125% 12/15/15	400,000	413,041
Mexican Bonos MXN (b) 6.000% 6/18/15	800,000	58,707
Province of Ontario Canada 1.375% 1/27/14	200,000	202,094
Province of Ontario Canada 1.600% 9/21/16	3,300,000	3,289,839
Province of Ontario Canada CAD (b) 4.000% 6/02/21	1,900,000	2,048,233
Province of Ontario Canada CAD (b) 4.250% 12/01/21	1,800,000	1,963,754
Province of Ontario Canada CAD (b) 4.500% 12/01/20	500,000	556,123
Republic of Indonesia (d) 7.500% 1/15/16	100,000	115,750
Russia Government International Bond STEP (d) 7.500% 3/31/30	584,500	678,751

		11,896,344

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $11,929,805)		11,896,344

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 38.1%
Pass-Through Securities — 38.1%
Federal National Mortgage Association Pool #AE0215 4.000% 12/01/39	962,800	1,011,166
Pool #AE4290 4.000% 9/01/40	4,828,668	5,071,233
Pool #AE1807 4.000% 10/01/40	26,229	27,547
Pool #AH1267 4.000% 11/01/40	961,508	1,009,809
Pool #AE4680 4.000% 11/01/40	983,003	1,032,383
Pool #AE6921 4.000% 11/01/40	481,485	505,672
Pool #AH0599 4.000% 12/01/40	576,345	605,297
Pool #AH1098 4.000% 12/01/40	756,373	794,369

The accompanying notes are an integral part of the financial statements.

27

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #932850 4.000% 12/01/40	$936,378	$983,416
Pool #MA0583 4.000% 12/01/40	1,420,469	1,491,826
Pool #AH1560 4.000% 1/01/41	387,696	407,171
Pool #AE7266 4.000% 1/01/41	220,773	231,863
Pool #AH6234 4.000% 3/01/41	150,226	157,772
Pool #MA0775 4.000% 6/01/41	292,912	307,626
Pool #AI5065 4.000% 7/01/41	845,562	888,039
Pool #AI8873 4.000% 8/01/41	496,729	522,070
Pool #AI8985 4.000% 8/01/41	495,139	520,012
Pool #AI7920 4.000% 8/01/41	24,420	25,647
Pool #AB3575 4.000% 9/01/41	1,929,110	2,027,524
Pool #MA0531 4.500% 8/01/20	94,397	100,555
Pool #AB0554 4.500% 4/01/24	798,881	850,996
Pool #930858 4.500% 4/01/24	165,150	175,923
Pool #931412 4.500% 6/01/24	662,924	706,169
Pool #932561 4.500% 2/01/25	106,722	113,684
Pool #930997 4.500% 4/01/29	3,999,998	4,260,935
Pool #AA0856 4.500% 1/01/39	55,201	58,695
Pool #AA1747 4.500% 1/01/39	142,894	151,936
Pool #AA0466 4.500% 2/01/39	281,815	299,649
Pool #AA5780 4.500% 4/01/39	916,441	974,434
Pool #AA4603 4.500% 4/01/39	726,879	772,877
Pool #931504 4.500% 7/01/39	363,191	387,309
Pool #AC1095 4.500% 7/01/39	794,961	847,751
Pool #932277 4.500% 12/01/39	313,620	336,113
Pool #AE2265 4.500% 3/01/40	422,386	449,115
Pool #AB1389 4.500% 8/01/40	89,530	95,195

	Principal Amount	Value
Pool #AE3461 4.500% 10/01/40	$942,230	$1,001,856
Pool #AH1275 4.500% 1/01/41	2,129,168	2,263,905
Pool #AH5583 4.500% 2/01/41	28,354	30,149
Pool #AH4108 4.500% 3/01/41	964,969	1,026,033
Pool #AH7801 4.500% 3/01/41	890,995	950,441
Pool #AH8594 4.500% 3/01/41	394,014	418,948
Pool #AL0160 4.500% 5/01/41	1,848,009	1,964,953
Pool #AI0788 4.500% 6/01/41	959,266	1,020,269
Pool #AE5631 4.500% 6/01/41	399,486	424,891
Pool #AI7439 4.500% 7/01/41	963,748	1,025,036
Pool #899622 5.500% 7/01/37	376,844	409,745
Pool #983284 5.500% 5/01/38	1,846,399	2,007,599
Federal National Mortgage Association TBA Pool #1312 3.000% 7/01/26 (f)	4,000,000	4,117,969
Pool #1438 3.500% 11/01/25 (f)	2,000,000	2,091,250
Pool #4992 4.000% 3/01/40 (f)	3,000,000	3,150,938
Pool #12651 4.500% 5/01/39 (f)	23,000,000	24,478,829
Pool #26443 5.000% 10/01/36 (f)	11,000,000	11,885,157

		86,469,746

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $85,529,308)		86,469,746

U.S. TREASURY OBLIGATIONS — 25.7%
U.S. Treasury Bonds & Notes — 25.7%
U.S. Treasury Inflation Index 0.625% 7/15/21	1,105,137	1,183,360
U.S. Treasury Inflation Index 2.000% 1/15/26	114,087	140,363
U.S. Treasury Inflation Index (g) 2.375% 1/15/27	2,021,112	2,610,582
U.S. Treasury Note 0.250% 12/15/14	1,100,000	1,096,433

The accompanying notes are an integral part of the financial statements.

28

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note (f) 0.750% 12/31/16	$4,200,000	$4,207,711
U.S. Treasury Note (f) 1.375% 12/31/18	400,000	400,766
U.S. Treasury Note 1.375% 11/30/18	10,700,000	10,738,035
U.S. Treasury Note 2.000% 11/15/21	100,000	101,148
U.S. Treasury Note 2.625% 8/15/20	3,700,000	3,991,086
U.S. Treasury Note 2.625% 11/15/20	3,300,000	3,553,301
U.S. Treasury Note (h) 3.000% 2/28/17	8,200,000	9,069,969
U.S. Treasury Note 3.125% 5/15/21	600,000	670,008
U.S. Treasury Note 3.375% 11/15/19	300,000	342,058
U.S. Treasury Note 3.500% 5/15/20	1,300,000	1,495,762
U.S. Treasury Note 3.625% 2/15/20	2,300,000	2,667,820
U.S. Treasury Note (g) (h) 3.625% 2/15/21	13,800,000	16,023,633

		58,292,035

TOTAL U.S. TREASURY OBLIGATIONS (Cost $57,085,535)		58,292,035

TOTAL BONDS & NOTES (Cost $265,553,912)		264,951,698

	Units
PURCHASED OPTIONS — 0.0%
Interest Rate Swaptions — 0.0%
Interest Rate Swaption USD 1 Year Call, Expires 4/30/12 Strike 1.25	2,900,000	15,580
Interest Rate Swaption USD 1 Year Call, Expires 4/30/12 Strike 1.25	7,800,000	41,906

		57,486

TOTAL PURCHASED OPTIONS (Cost $40,597)		57,486

TOTAL LONG-TERM INVESTMENTS (Cost $266,694,509)		265,860,144

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 4.5%
Commercial Paper — 3.8%
Itau Unibanco SA 0.010% 2/06/12	$1,600,000	$1,597,403
Itau Unibanco SA 1.520% 1/04/12	300,000	299,962
Kells Funding LLC (a) 0.470% 1/27/12	6,700,000	6,697,726

		8,595,091

Repurchase Agreement — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/30/11, 0.010%, due 1/03/12 (i)	909,235	909,235

U.S. Treasury Bills — 0.3%
U.S. Treasury Bill (h) 0.060% 5/24/12	260,000	259,937
U.S. Treasury Bill (h) 0.072% 5/31/12	262,000	261,955
U.S. Treasury Bill (h) 0.229% 4/05/12	260,000	259,983

		781,875

TOTAL SHORT-TERM INVESTMENTS (Cost $10,286,201)		10,286,201

TOTAL INVESTMENTS — 121.8% (Cost $276,980,710) (j)		276,146,345

Other Assets/(Liabilities) — (21.8)%		(49,483,011)

NET ASSETS — 100.0%		$226,663,334

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CAD	Canadian Dollar
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
MBS	Mortgage-Backed Security
MXN	Mexican Peso
SGD	Singapore Dollar
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $44,088,423 or 19.45% of net assets.

The accompanying notes are an integral part of the financial statements.

29

MML PIMCO Total Return Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(b)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2011, these securities amounted to a value of $77,269 or 0.03% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2011, these securities amounted to a value of $6,434,093 or 2.84% of net assets.
(e)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	All or a portion of this security is held as collateral for open swap agreements and written options outstanding. (Note 2).
(i)	Maturity value of $909,236. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 4/01/25, and an aggregate market value, including accrued interest, of $928,441.
(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

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MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2011

	MML Focused Equity Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund	MML PIMCO Total Return Fund
Assets:
Investments, at value (Note 2) (a)	$104,833,630	$146,905,343	$167,576,210	$265,860,144
Short-term investments, at value (Note 2) (b)	6,765,166	2,372,368	4,841,248	10,286,201

Total investments	111,598,796	149,277,711	172,417,458	276,146,345

Foreign currency, at value (c)	-	-	-	180,893
Receivables from:
Investments sold	-	-	-	5,162,363
Investments sold on a when-issued basis (Note 2)	-	-	-	4,115,000
Open forward foreign currency contracts (Note 2)	-	-	-	1,140,521
Investment adviser (Note 3)	47,332	52,715	-	6,732
Fund shares sold	-	-	67,586	137,791
Broker for collateral held for open swap agreements (Note 2)	-	-	-	23,000
Variation margin on open derivative instruments (Note 2)	-	-	-	110,032
Interest and dividends	46,004	73,835	315,940	2,042,909
Foreign taxes withheld	-	-	3,936	-
Open swap agreements, at value (Note 2)	-	-	-	762,836

Total assets	111,692,132	149,404,261	172,804,920	289,828,422

Liabilities:
Payables for:
Investments purchased	1,034,602	-	-	5,960,008
Written options outstanding, at value (Note 2) (d)	-	-	-	25,671
Reverse repurchase agreements (Note 2)	-	-	-	108,150
Open forward foreign currency contracts (Note 2)	-	-	-	461,474
Fund shares repurchased	-	-	4,248	5,705
Investments purchased on a when-issued basis (Note 2)	-	-	-	54,074,509
Variation margin on open derivative instruments (Note 2)	-	-	-	168
Interest and dividends	-	-	-	18,955
Open swap agreements, at value (Note 2)	-	-	-	1,479,311
Trustees’ fees and expenses (Note 3)	967	1,318	6,047	7,718
Collateral held for open swap agreements (Note 2)	-	-	-	820,000
Affiliates (Note 3):
Investment management fees	51,829	65,778	95,728	95,066
Administration fees	6,911	9,397	14,399	19,013
Accrued expense and other liabilities	47,759	54,036	39,430	89,340

Total liabilities	1,142,068	130,529	159,852	63,165,088

Net assets	$110,550,064	$149,273,732	$172,645,068	$226,663,334

Net assets consist of:
Paid-in capital	$110,140,745	$149,995,553	$163,988,985	$223,824,649
Undistributed (accumulated) net investment income (loss)	-	(262)	2,507,709	5,790,986
Distributions in excess of net investment income	(192)	-	-	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	-	-	371,480	(2,536,307)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	409,511	(721,559)	5,776,894	(415,994)

Net assets	$110,550,064	$149,273,732	$172,645,068	$226,663,334

(a) Cost of investments:	$104,424,119	$147,627,011	$161,799,316	$266,694,509
(b) Cost of short-term investments:	$6,765,166	$2,372,368	$4,841,248	$10,286,201
(c) Cost of foreign currency:	$-	$-	$-	$180,947
(d) Premiums on written options:	$-	$-	$-	$138,070

The accompanying notes are an integral part of the financial statements.

32

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2011

	MML Focused Equity Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund	MML PIMCO Total Return Fund
Class II shares:
Net assets	$110,550,064	$149,273,732	$172,645,068	$226,663,334

Shares outstanding (a)	11,017,374	15,000,000	15,864,332	22,381,625

Net asset value, offering price and redemption price per share	$10.03	$9.95	$10.88	$10.13

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

33

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2011

	MML Focused Equity Fund +	MML Fundamental Growth Fund +	MML Fundamental Value Fund	MML PIMCO Total Return Fund
Investment income (Note 2):
Dividends (a)	$195,905	$74,947	$3,717,287	$61,569
Interest	184	218	379	5,699,936

Total investment income	196,089	75,165	3,717,666	5,761,505

Expenses (Note 3):
Investment management fees	51,829	65,778	984,552	1,007,739
Custody fees	1,200	1,500	19,266	64,383
Audit fees	32,235	32,255	31,655	87,568
Legal fees	1,577	2,150	1,965	2,986
Proxy fees	-	-	918	918
Shareholder reporting fees	14,809	20,191	18,918	24,511
Trustees’ fees	966	1,318	10,561	13,549

	102,616	123,192	1,067,835	1,201,654
Administration fees:
Class II	6,910	9,397	151,470	201,548

Total expenses	109,526	132,589	1,219,305	1,403,202
Expenses waived (Note 3):
Class II fees waived by adviser	(47,332)	(52,715)	(7,548)	(93,141)

Net expenses	62,194	79,874	1,211,757	1,310,061

Net investment income (loss)	133,895	(4,709)	2,505,909	4,451,444

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	6,658	-	390,581	(2,115,809)
Futures contracts	-	-	-	1,070,003
Written options	-	-	-	(206,758)
Swap agreements	-	-	-	505,293
Foreign currency transactions	-	-	2,908	496,677

Net realized gain (loss)	6,658	-	393,489	(250,594)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	409,511	(721,668)	(5,939,831)	72,733
Futures contracts	-	-	-	677,080
Written options	-	-	-	174,204
Securities sold short	-	-	-	60,156
Swap agreements	-	-	-	(882,035)
Translation of assets and liabilities in foreign currencies	-	109	-	508,669

Net change in unrealized appreciation (depreciation)	409,511	(721,559)	(5,939,831)	610,807

Net realized gain (loss) and change in unrealized appreciation (depreciation)	416,169	(721,559)	(5,546,342)	360,213

Net increase (decrease) in net assets resulting from operations	$550,064	$(726,268)	$(3,040,433)	$4,811,657

(a) Net of withholding tax of:	$-	$1,700	$10,682	$-
+	Fund commenced operations on December 8, 2011.

The accompanying notes are an integral part of the financial statements.

34

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MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Focused Equity Fund	MML Fundamental Growth Fund
	Year Ended December 31, 2011 +	Year Ended December 31, 2011 +
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$133,895	$(4,709)
Net realized gain (loss) on investment transactions	6,658	-
Net change in unrealized appreciation (depreciation) on investments	409,511	(721,559)

Net increase (decrease) in net assets resulting from operations	550,064	(726,268)

Distributions to shareholders (Note 2):
From net investment income:
Class II	(140,745)	-

Total distributions from net investment income	(140,745)	-

From net realized gains:
Class II	-	-

Total distributions from net realized gains	-	-

Tax return of capital:
Class II	(26,048)	-

Total tax return of capital	(26,048)	-

Net fund share transactions (Note 5):
Class II	110,166,793	150,000,000

Increase (decrease) in net assets from fund share transactions	110,166,793	150,000,000

Total increase (decrease) in net assets	110,550,064	149,273,732
Net assets
Beginning of year	-	-

End of year	$110,550,064	$149,273,732

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$(262)

Distributions in excess of net investment income included in net assets at end of year	$(192)	$-

+	Fund commenced operations on December 8, 2011.
++	Fund commenced operations on August 10, 2010.

The accompanying notes are an integral part of the financial statements.

36

MML Fundamental Value Fund		MML PIMCO Total Return Fund
Year Ended December 31, 2011	Year Ended December 31, 2010 ++	Year Ended December 31, 2011	Year Ended December 31, 2010 ++

$2,505,909	$589,363	$4,451,444	$523,780
393,489	469,427	(250,594)	120,669
(5,939,831)	11,716,725	610,807	(1,026,801)

(3,040,433)	12,775,515	4,811,657	(382,352)

-	(587,013)	(267,068)	(497,504)

-	(587,013)	(267,068)	(497,504)

(199,927)	(292,059)	-	(826,048)

(199,927)	(292,059)	-	(826,048)

-	-	-	-

-	-	-	-

49,194,831	114,794,154	89,321,002	134,503,647

49,194,831	114,794,154	89,321,002	134,503,647

45,954,471	126,690,597	93,865,591	132,797,743

126,690,597	-	132,797,743	-

$172,645,068	$126,690,597	$226,663,334	$132,797,743

$2,507,709	$2,350	$5,790,986	$126,165

$-	$-	$-	$-

37

MML Series Investment Fund – Financial Highlights

(For a share outstanding throughout each period)

MML Focused Equity Fund

		Income (loss) from investment operations:			Less distributions to shareholders:							Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital		Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class II
12/31/11 +	$10.00	$0.01	$0.04	$0.05	$(0.02)	(0.00	) †	$(0.02)	$10.03	0.46%	**	$110,550	1.58%	*	0.90%	*#	1.94%	*	13%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
+	For the period December 8, 2011 (commencement of operations) through December 31, 2011.

MML Fundamental Growth Fund

		Income (loss) from investment operations:							Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class II
12/31/11 +	$10.00	$(0.00	) †	$(0.05)	$(0.05)	$9.95	(0.50	)% **	$149,274	1.41%	*	0.85%	*#	(0.05	)% *	0%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
+	For the period December 8, 2011 (commencement of operations) through December 31, 2011.

The accompanying notes are an integral part of the financial statements.

38

MML Series Investment Fund – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class II
12/31/11	$11.08	$0.18	$(0.37)	$(0.19)	$-	$(0.01)	$(0.01)	$10.88	(1.68%	)	$172,645	0.81%		0.80%	#	1.65%		14%
12/31/10 +	10.00	0.06	1.10	1.16	(0.05)	(0.03)	(0.08)	11.08	11.59%	**	126,691	0.90%	*	0.80%	*#	1.51%	*	10%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period August 10, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

MML PIMCO Total Return Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distri- butions	Net asset value, end of the period	Total Return ^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver ‡‡		Ratio of expenses to average daily net assets after expense waiver ‡‡		Interest expense to average daily net assets ‡‡‡		Ratio of expenses to average daily net assets before expense waiver ‡		Ratio of expenses to average daily net assets after expense waiver ‡		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class II
12/31/11	$9.90	$0.22	$0.02	$0.24	$(0.01)	$-	$(0.01)	$10.13	2.45%		$226,663	0.70%		0.65%	#	N/A		0.70%		0.65%	#	2.21%		417%
12/31/10 +	10.00	0.06	(0.05)	0.01	(0.04)	(0.07)	(0.11)	9.90	0.17%	**	132,798	0.91%	*	0.65%	*#	0.00%	*††	0.91%	*	0.65%	*#	1.40%	*	221%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
††	Amount is less than 0.005%.
+	For the period August 10, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
‡	Includes interest expense.
‡‡	Excludes interest expense.
‡‡‡	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

39

Notes to Financial Statements

1.	The Fund

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Focused Equity Fund (“Focused Equity Fund”)

MML Fundamental Growth Fund (“Fundamental Growth Fund”)

MML Fundamental Value Fund (“Fundamental Value Fund”)

MML PIMCO Total Return Fund (“PIMCO Total Return Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Class II	Service Class I
Focused Equity Fund	12/8/2011	Not Available
Fundamental Growth Fund	12/8/2011	Not Available
Fundamental Value Fund	8/10/2010	Not Available
PIMCO Total Return Fund	8/10/2010	Not Available

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-

40

Notes to Financial Statements (Continued)

size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever MassMutual determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values, that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in

41

Notes to Financial Statements (Continued)

the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities held in non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Focused Equity Fund and Fundamental Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2011. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

42

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2011, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Fundamental Value Fund
Equities
Common Stock
Basic Materials	$9,029,875	$-	$-	$9,029,875
Communications	12,405,507	-	-	12,405,507
Consumer, Cyclical	14,832,901	-	-	14,832,901
Consumer, Non-cyclical	37,057,118	-	-	37,057,118
Energy	22,102,513	-	-	22,102,513
Financial	34,808,864	1,229,213	-	36,038,077
Industrial	17,145,431	812,323	-	17,957,754
Technology	12,323,908	-	-	12,323,908
Utilities	5,828,557	-	-	5,828,557

Total Common Stock	165,534,674	2,041,536	-	167,576,210

Total Equities	165,534,674	2,041,536	-	167,576,210

Total Long-Term Investments	165,534,674	2,041,536	-	167,576,210

Total Short-Term Investments	-	4,841,248	-	4,841,248

Total Investments	$165,534,674	$6,882,784	$-	$172,417,458

PIMCO Total Return Fund
Equities
Preferred Stock
Financial	$850,960	$-	$-	$850,960

Total Preferred Stock	850,960	-	-	850,960

Total Equities	850,960	-	-	850,960

Bonds & Notes
Total Bank Loans	-	866,900	-	866,900

Total Corporate Debt	-	77,344,903	77,269	77,422,172

Total Municipal Obligations	-	8,123,651	-	8,123,651

Non-U.S. Government Agency Obligations
Automobile ABS	-	337,621	-	337,621
Commercial MBS	-	7,305,929	-	7,305,929
Credit Card ABS	-	4,652,298	-	4,652,298
Other ABS	-	2,342,354	-	2,342,354
Student Loans ABS	-	87,490	-	87,490
WL Collateral CMO	-	7,155,158	-	7,155,158

Total Non-U.S. Government Agency Obligations	-	21,880,850	-	21,880,850

Total Sovereign Debt Obligations	-	11,896,344	-	11,896,344

43

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund (Continued)
U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	$-	$86,469,746	$-	$86,469,746

Total U.S. Government Agency Obligations and Instrumentalities	-	86,469,746	-	86,469,746

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	58,292,035	-	58,292,035

Total U.S. Treasury Obligations	-	58,292,035	-	58,292,035

Total Bonds & Notes	-	264,874,429	77,269	264,951,698

Total Purchased Options	-	57,486	-	57,486

Total Long-Term Investments	850,960	264,931,915	77,269	265,860,144

Total Short-Term Investments	-	10,286,201	-	10,286,201

Total Investments	$850,960	$275,218,116	$77,269	$276,146,345

The following is the aggregate value by input level, as of December 31, 2011, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund
Forward Contracts
Foreign Exchange Risk	$-	$1,140,521	$-	$1,140,521
Futures Contracts
Interest Rate Risk	517,249	-	-	517,249
Swap Agreements
Credit Risk	-	506,358	-	506,358
Interest Rate Risk	-	706,274	-	706,274

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund
Forward Contracts
Foreign Exchange Risk	$-	$(461,474)	$-	$(461,474)
Futures Contracts
Interest Rate Risk	(6,650)	-	-	(6,650)

44

Notes to Financial Statements (Continued)

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
PIMCO Total Return Fund (Continued)
Swap Agreements
Credit Risk	$-	$(997,019)	$-	$(997,019)
Interest Rate Risk	-	(589,226)	-	(589,226)
Written Options
Interest Rate Risk	(1,218)	(24,453)	-	(25,671)

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2011. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/10	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 12/31/11	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/11
PIMCO Total Return Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$-	$-	$-	$(10,279)	$6,050,182	$-	$-	$(5,962,634	)**	$77,269	$(10,279)
Non-U.S. Government Agency Obligation
Other ABS	-	-	-	-	466,250	-	-	(466,250	)**	-	-
Sovereign Debt Obligations	-	-	-	-	535,303	(424,932)	-	(110,371	)**	-	-
Short-Term Investments	-	2,556	-	-	697,444	(700,000)	-	-		-	-

	$-	$2,556	$-	$(10,279)	$7,749,179	$(1,124,932)	$-	$(6,539,255)		$77,269	$(10,279)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as a result of changes in liquidity.

45

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2011, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	PIMCO Total Return Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	A

Futures Contracts**
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Substitution for Direct Investment	A

Interest Rate Swaps***
Hedging/Risk Management	A
Duration Management	A
Substitution for Direct Investment	A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Substitution for Direct Investment	A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Income	A
Substitution for Direct Investment	A

Options (Purchased)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Substitution for Direct Investment	A

Options (Sold)
Hedging/Risk Management	M
Duration/Credit Quality Management	A
Income	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

46

Notes to Financial Statements (Continued)

At December 31, 2011, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Foreign Exchange Risk	Interest Rate Risk	Total
PIMCO Total Return Fund
Asset Derivatives
Forward Contracts*	$-	$1,140,521	$-	$1,140,521
Futures Contracts^^	-	-	517,249	517,249
Swap Agreements*,^^	506,358	-	706,274	1,212,632
Purchased Options*	-	-	57,486	57,486

Total Value	$506,358	$1,140,521	$1,281,009	$2,927,888

Liability Derivatives
Forward Contracts^	$-	$(461,474)	$-	$(461,474)
Futures Contracts^^	-	-	(6,650)	(6,650)
Swap Agreements^,^^	(997,019)	-	(589,226)	(1,586,245)
Written Options^	-	-	(25,671)	(25,671)

Total Value	$(997,019)	$(461,474)	$(621,547)	$(2,080,040)

Realized Gain (Loss)#
Forward Contracts	$-	$437,223	$-	$437,223
Futures Contracts	-	-	1,048,673	1,048,673
Swap Agreements	350,408	-	154,885	505,293
Written Options	-	-	(206,758)	(206,758)

Total Realized Gain (Loss)	$350,408	$437,223	$996,800	$1,784,431

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$523,700	$-	$523,700
Futures Contracts	-	-	677,080	677,080
Swap Agreements	(907,673)	-	25,638	(882,035)
Purchased Options	-	-	16,889	16,889
Written Options	-	-	174,204	174,204

Total Change in Appreciation (Depreciation)	$(907,673)	$523,700	$893,811	$509,838

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$49,480,546	$-	$49,480,546
Futures Contracts	-	-	1,075	1,075
Swap Agreements	$23,191,660	$-	$8,416,667	$31,608,327
Purchased Options	-	-	10,700,000	10,700,000
Written Options	-	-	42,266,832	42,266,832

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: written options outstanding, open forward foreign currency contracts, or open swap agreements, at value, as applicable.
^^	Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.

47

Notes to Financial Statements (Continued)

##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options and purchased options, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2011.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2011, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

48

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2011. A Fund’s current exposure to a counterparty is typically the unrealized appreciation on the contract.

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund
BUYS
	Barclays Bank PLC	3,876,750	Chinese Yuan Renminbi	6/01/12	$607,484	$614,664	$7,180
	Barclays Bank PLC	1,774,000	Euro	1/17/12	2,397,968	2,296,182	(101,786)
	Barclays Bank PLC	65,520	Mexican Peso	3/15/12	4,660	4,668	8

					3,010,112	2,915,514	(94,598)

	JP Morgan Chase Bank	10,066,151	Brazilian Real	1/04/12	5,545,103	5,396,676	(148,427)
	JP Morgan Chase Bank	4,598,401	Brazilian Real	3/02/12	2,432,373	2,433,913	1,540
	JP Morgan Chase Bank	177,000	British Pound	3/12/12	273,954	274,703	749
	JP Morgan Chase Bank	15,319,200	Chinese Yuan Renminbi	6/01/12	2,400,000	2,428,880	28,880
	JP Morgan Chase Bank	1,735,000	Euro	1/17/12	2,331,661	2,245,703	(85,958)
	JP Morgan Chase Bank	5,292,900,000	Indonesian Rupiah	1/31/12	594,507	582,199	(12,308)
	JP Morgan Chase Bank	310,250	Malaysian Ringgit	4/23/12	102,291	97,408	(4,883)
	JP Morgan Chase Bank	17,528,000	Philippine Peso	3/15/12	403,221	398,276	(4,945)

					14,083,110	13,857,758	(225,352)

	UBS AG	869,350	Brazilian Real	1/04/12	463,455	466,077	2,622
	UBS AG	108,000	Euro	1/17/12	144,436	139,790	(4,646)

					607,891	605,867	(2,024)

					$17,701,113	$17,379,139	$(321,974)

SELLS
	Barclays Bank PLC	99,000	Australian Dollar	2/23/12	$99,009	$100,686	$(1,677)
	Barclays Bank PLC	1,349,000	Canadian Dollar	2/09/12	1,317,180	1,323,076	(5,896)
	Barclays Bank PLC	2,295,000	Euro	1/17/12	3,018,561	2,970,541	48,020
	Barclays Bank PLC	971,000,000	Indonesian Rupiah	1/31/12	108,129	106,806	1,323
	Barclays Bank PLC	310,250	Malaysian Ringgit	4/23/12	99,455	97,408	2,047
	Barclays Bank PLC	17,528,000	Philippine Peso	3/15/12	409,559	398,277	11,282
	Barclays Bank PLC	302,467	Singapore Dollar	2/10/12	236,763	233,172	3,591

					5,288,656	5,229,966	58,690

	Goldman Sachs & Co.	206,000	Canadian Dollar	2/09/12	199,445	202,042	(2,597)
	Goldman Sachs & Co.	1,093,000,000	Indonesian Rupiah	1/31/12	120,974	120,226	748

49

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund (Continued)
SELLS (Continued)
Goldman Sachs & Co.	2,554,900,000	Indonesian Rupiah	7/02/12	$274,573	$276,955	$(2,382)

				594,992	599,223	(4,231)

JP Morgan Chase Bank	10,066,151	Brazilian Real	1/04/12	5,377,220	5,396,676	(19,456)
JP Morgan Chase Bank	6,844,000	British Pound	3/12/12	10,733,616	10,621,858	111,758
JP Morgan Chase Bank	2,833,000	Canadian Dollar	2/09/12	2,743,978	2,778,559	(34,581)
JP Morgan Chase Bank	14,977,000	Euro	1/17/12	20,304,910	19,385,522	919,388

				39,159,724	38,182,615	977,109

UBS AG	869,350	Brazilian Real	1/04/12	467,000	466,076	924
UBS AG	2,004,000	Canadian Dollar	2/09/12	1,933,556	1,965,488	(31,932)
UBS AG	674,000,000	Indonesian Rupiah	1/31/12	74,599	74,138	461

				2,475,155	2,505,702	(30,547)

				$47,518,527	$46,517,506	$1,001,021

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts and related options, such as interest rate risk, equity price risk, and currency risk.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

50

Notes to Financial Statements (Continued)

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See “Options,” below, for information regarding the accounting treatment of options.

The Fund(s) listed in the following table had open futures contracts at December 31, 2011:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund
BUYS
51	U.S. Treasury Note 10 Year	3/21/12	$6,687,375	$39,534
173	U.S. Treasury Note 5 Year	3/30/12	21,323,602	81,196
34	90 Day Eurodollar	6/18/12	8,440,075	(6,650)
135	90 Day Eurodollar	3/18/13	33,496,875	47,519
198	90 Day Eurodollar	6/17/13	49,121,325	205,477
62	90 Day Eurodollar	9/16/13	15,377,550	76,390
25	90 Day Eurodollar	12/16/13	6,197,187	7,790
43	90 Day Eurodollar	3/17/14	10,650,025	59,145
2	90 Day Eurodollar	6/16/14	494,675	198

				$510,599

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the

51

Notes to Financial Statements (Continued)

buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. See “Options,” below, for information regarding the accounting treatment of options.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

52

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open swap agreements at December 31, 2011. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund*
Credit Default Swaps
OTC Swaps
2,300,000	USD	6/20/15	Barclays Bank PLC	Sell***	5.000%		CDX.EM.13 (PIMCO Rating: BA+)**	$(63,362)	$222,700	$159,338
400,000	USD	12/20/15	Barclays Bank PLC	Sell***	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	(3,947)	(2,308)	(6,255)
1,800,000	USD	12/20/15	Barclays Bank PLC	Sell***	5.000%		CDX.EM.14 (PIMCO Rating: BA+)**	(80,562)	211,200	130,638
800,000	USD	3/20/16	Barclays Bank PLC	Sell***	1.000%		Republic of Italy (PIMCO Rating: A)**	(81,026)	(28,502)	(109,528)
100,000	USD	3/20/16	Barclays Bank PLC	Sell***	1.000%		Republic of Italy (PIMCO Rating: A)**	(10,414)	(3,277)	(13,691)
1,100,000	USD	3/20/16	Barclays Bank PLC	Sell***	1.000%		United Mexican States (PIMCO Rating: BAA+)**	(13,243)	(5,308)	(18,551)
1,800,000	USD	3/20/16	Barclays Bank PLC	Sell***	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	(26,200)	(7,163)	(33,363)
1,100,000	USD	6/20/16	Barclays Bank PLC	Sell***	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	(22,211)	(1,593)	(23,804)
1,600,000	USD	6/20/16	Barclays Bank PLC	Sell***	1.000%		People’s Republic of China (PIMCO Rating: AA-)**	(45,628)	20,780	(24,848)
700,000	USD	6/20/16	Barclays Bank PLC	Sell***	5.000%		CDX.EM.15 (PIMCO Rating: BA+)**	(33,881)	91,300	57,419
100,000	USD	9/20/16	Barclays Bank PLC	Sell***	0.250%		French Republic (PIMCO Rating: AAA)**	(1,932)	(6,114)	(8,046)
500,000	EUR	12/20/16	Barclays Bank PLC	Buy	(1.000%	)	DJ ITRAXX16SEN2	(8,923)	59,353	50,430
800,000	USD	12/20/16	Barclays Bank PLC	Sell***	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	(2,108)	(20,149)	(22,257)
400,000	USD	3/20/21	Barclays Bank PLC	Sell***	1.000%		United Mexican States (PIMCO Rating: BAA+)**	(4,993)	(19,146)	(24,139)

								(398,430)	511,773	113,343

800,000	USD	6/20/16	Credit Suisse Securities LLC	Sell***	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	(16,148)	(1,164)	(17,312)

200,000	USD	6/20/15	Goldman Sachs & Co.	Sell***	1.000%		United Kingdom Gilt (PIMCO Rating: AAA)**	(531)	2,014	1,483
100,000	USD	12/20/15	Goldman Sachs & Co.	Sell***	1.000%		United Kingdom of Great Britain and Northern Ireland (PIMCO Rating: AAA)**	(1,690)	2,302	612
600,000	USD	3/20/16	Goldman Sachs & Co.	Sell***	0.250%		French Republic (PIMCO Rating: AAA)**	(19,112)	(22,592)	(41,704)
500,000	USD	3/20/16	Goldman Sachs & Co.	Sell***	1.000%		Kingdom of Spain (PIMCO Rating: AA-)**	(19,547)	(30,927)	(50,474)
100,000	USD	3/20/16	Goldman Sachs & Co.	Sell***	1.000%		General Electric Capital Corp. (PIMCO Rating: AA+)**	(3,864)	(1,685)	(5,549)
400,000	USD	3/20/16	Goldman Sachs & Co.	Sell***	1.000%		Republic of Italy (PIMCO Rating: A)**	(40,268)	(14,496)	(54,764)
400,000	USD	3/20/16	Goldman Sachs & Co.	Sell***	1.000%		Kingdom of Spain (PIMCO Rating: AA-)**	(16,084)	(24,295)	(40,379)
500,000	USD	3/20/16	Goldman Sachs & Co.	Sell***	1.000%		Republic of Italy (PIMCO Rating: A)**	(51,850)	(16,605)	(68,455)
1,000,000	USD	9/20/16	Goldman Sachs & Co.	Sell***	0.250%		French Republic (PIMCO Rating: AAA)**	(29,731)	(50,737)	(80,468)

53

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate		Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund* (Continued)
Credit Default Swaps (Continued)
OTC Swaps (Continued)
300,000	USD	9/20/16	Goldman Sachs & Co.	Sell***	1.000%		United Mexican States (PIMCO Rating: BAA+)**	$(5,129)	$(1,414)	$(6,543)
1,000,000	USD	12/20/16	Goldman Sachs & Co.	Sell***	0.250%		French Republic (PIMCO Rating: AAA)**	(11,098)	(74,755)	(85,853)

								(198,904)	(233,190)	(432,094)

200,000	USD	6/20/16	JP Morgan Chase Bank	Sell***	1.000%		Republic of Indonesia (PIMCO Rating: BA+)**	(3,943)	(3,707)	(7,650)
100,000	USD	9/20/16	JP Morgan Chase Bank	Sell***	1.000%		Federative Republic of Brazil (PIMCO Rating: BAA)**	(1,866)	(609)	(2,475)
300,000	USD	9/20/16	JP Morgan Chase Bank	Sell***	1.000%		People’s Republic of China (PIMCO Rating: AA-)**	(7,152)	1,632	(5,520)

								(12,961)	(2,684)	(15,645)

1,300,000	USD	3/20/16	Royal Bank of Scotland PLC	Sell***	0.250%		French Republic (PIMCO Rating: AAA)**	(50,342)	(40,017)	(90,359)
600,000	USD	3/20/16	Royal Bank of Scotland PLC	Sell***	1.000%		Japan Government (PIMCO Rating: AA-)**	(13,653)	6,663	(6,990)
800,000	USD	3/20/16	Royal Bank of Scotland PLC	Sell***	1.000%		Republic of Italy (PIMCO Rating: A)**	(80,672)	(28,856)	(109,528)

								(144,667)	(62,210)	(206,877)

1,000,000	USD	9/20/16	UBS AG	Sell***	1.000%		United Mexican States (PIMCO Rating: BAA+)**	(17,420)	(4,388)	(21,808)
100,000	USD	9/20/16	UBS AG	Sell***	1.000%		Republic of Indonesia (PIMCO Rating: BA+)**	(2,247)	(1,578)	(3,825)
700,000	USD	9/20/16	UBS AG	Sell***	1.000%		People’s Republic of China (PIMCO Rating: AA-)**	(16,515)	3,634	(12,881)

								(36,182)	(2,332)	(38,514)

Centrally Cleared Swaps
11,300,000	USD	12/20/16		Buy	(1.000%	)	CDX.IG.17	(83,859)	190,297	106,438

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
OTC Swaps
200,000	AUD	6/15/17	Barclays Bank PLC	6-Month AUD-BR-BBSW	Fixed 4.250%	$(955)	$(196)	$(1,151)
500,000	EUR	9/21/18	Barclays Bank PLC	6-Month EUR-EURIBOR	Fixed 2.500%	26,882	(8,408)	18,474
500,000	EUR	9/21/21	Barclays Bank PLC	6-Month EUR-EURIBOR	Fixed 3.000%	30,332	4,765	35,097
1,400,000	EUR	9/21/21	Barclays Bank PLC	6-Month EUR-EURIBOR	Fixed 3.500%	170,115	7,493	177,608
500,000	EUR	3/21/22	Barclays Bank PLC	6-Month EUR-EURIBOR	Fixed 3.000%	18,049	14,533	32,582
4,200,000	EUR	3/21/22	Barclays Bank PLC	6-Month EUR-EURIBOR	Fixed 2.500%	149,343	(118,117)	31,226
600,000	GBP	3/21/22	Barclays Bank PLC	6-Month GBP-LIBOR-BBA	Fixed 3.000%	44,463	10,692	55,155

						438,229	(89,238)	348,991

500,000	USD	12/21/41	Credit Suisse Securities LLC	Fixed 4.000%	3-Month USD-LIBOR-BBA	(154,926)	6,125	(148,801)

700,000	USD	6/15/41	JP Morgan Chase Bank	Fixed 4.250%	3-Month USD-LIBOR-BBA	(218,377)	(24,682)	(243,059)

54

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
PIMCO Total Return Fund* (Continued)
Interest Rate Swaps (Continued)
OTC Swaps (Continued)
3,100,000	USD	9/19/13	Goldman Sachs & Co.	United States Federal Fund Effective Rate	Fixed 0.500%	$13,686	$(3,162)	$10,524
600,000	USD	9/19/14	Goldman Sachs & Co.	United States Federal Fund Effective Rate	Fixed 1.000%	4,812	(2,562)	2,250

						18,498	(5,724)	12,774

300,000	USD	12/21/41	Royal Bank of Scotland PLC	Fixed 4.000%	3-Month USD-LIBOR-BBA	(89,881)	600	(89,281)

Centrally Cleared Swaps
2,500,000	EUR	9/21/21		6-Month EUR EURIBOR	Fixed 3.500%	53,929	281,661	335,590
700,000	EUR	3/21/22		6-Month EUR-EURIBOR	Fixed 2.500%	7,040	728	7,768
300,000	USD	6/15/41		3-Month USD-LIBOR-BBA	Fixed 4.250%	(33,383)	(73,551)	(106,934)

						27,586	208,838	236,424

AUD	Australian Dollar
EUR	Euro
GBP	British Pound
USD	U.S. Dollar
*	Collateral for swap agreements held by Citigroup Global Markets, Inc. and Credit Suisse Securities LLC and received from Barclays Bank PLC and Goldman Sachs & Co. amounted to $17,000, $6,000, $540,000 and $280,000 in cash, respectively, at December 31, 2011; and collateral for swap agreements held by Citigroup Global Markets, Inc., Credit Suisse Securities LLC, Goldman Sachs & Co., Royal Bank of Scotland PLC, and UBS AG and received from JP Morgan Chase Bank amounted to $117,263, $252,079, $519,957, $285,648, $265,443, and $559,629 in securities, respectively, at December 31, 2011.
**	Rating is determined by Pacific Investment Management Company LLC and represents a weighted average rating of all securities in the underlying index for credit default swaps. The source of the ratings for the underlying securities are Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings. All ratings are as of the report date and do not reflect subsequent changes.
***	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Pacific Investment Management Company LLC’s rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Options

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction

55

Notes to Financial Statements (Continued)

relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

56

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open written option contracts at December 31, 2011. A Fund’s current exposure to a counterparty is typically the fair value of the contract.

Notional Amount	Expiration Date	Description	Premiums Received	Value
PIMCO Total Return Fund
37,500	3/19/12	Eurodollar Futures Put, Strike 99.00	$12,285	$1,218
15,600,000	4/30/12	Interest Rate Swaption USD 1 Year Put, Strike 2.00*	23,400	94
5,800,000	4/30/12	Interest Rate Swaption USD 1 Year Put, Strike 2.00**	11,600	35
1,000,000	6/18/12	Interest Rate Swaption USD 3 Year Put, Strike 3.00***	6,325	6
2,800,000	8/13/12	Interest Rate Swaption USD 5 Year Put, Strike 1.70**	39,690	18,501
400,000	8/13/12	Interest Rate Swaption USD 5 Year Put, Strike 1.70*	5,090	2,643
4,100,000	9/24/12	Interest Rate Swaption USD 2 Year Put, Strike 2.25*	24,327	793
1,500,000	11/19/12	Interest Rate Swaption USD 1 Year Put, Strike 1.00*	8,558	1,770
1,800,000	11/19/12	Interest Rate Swaption USD 1 Year Put, Strike 1.75**	6,795	611

			$138,070	$25,671

*	OTC traded option counterparty Goldman Sachs & Co.
**	OTC traded option counterparty Royal Bank of Scotland PLC.
***	OTC traded option counterparty Credit Suisse Securities LLC.

Transactions in written option contracts during the year ended December 31, 2011, were as follows:

	Number of Contracts	Premiums Received
PIMCO Total Return Fund
Options outstanding at December 31, 2010	12,300,044	$85,451
Options written	89,200,749	641,640
Options terminated in closing purchase transactions	(68,500,778)	(589,021)

Options outstanding at December 31, 2011	33,000,015	$138,070

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

57

Notes to Financial Statements (Continued)

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The PIMCO Total Return Fund had dollar roll transactions during the year ended December 31, 2011, which were accounted for as purchase and sale transactions.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf

58

Notes to Financial Statements (Continued)

of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2011, the Funds had no unfunded loan commitments.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

59

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open reverse repurchase agreements at December 31, 2011:

Description	Value
PIMCO Total Return Fund
Agreement with JP Morgan Chase Bank, dated 9/20/11, (0.450%), to be repurchased on demand until 9/16/13 at value plus accrued interest.	$108,150

Average balance outstanding	$298,648
Maximum balance outstanding	$1,301,650
Average interest rate	(0.41)%
Weighted average maturity	84 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and dividend expense are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition,

60

Notes to Financial Statements (Continued)

fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Focused Equity Fund	0.75%
Fundamental Growth Fund	0.70%
Fundamental Value Fund	0.65%
PIMCO Total Return Fund	0.50%

MassMutual has entered into investment subadvisory agreements with the following unaffiliated investment subadvisers: Harris Associates L.P. for the Focused Equity Fund; Pacific Investment Management Company LLC for the PIMCO Total Return Fund; and Wellington Management Company, LLP for the Fundamental Growth Fund and Fundamental Value Fund. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objectives, policies and investment strategies.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

61

Notes to Financial Statements (Continued)

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class II
Focused Equity Fund	0.10%
Fundamental Growth Fund	0.10%
Fundamental Value Fund	0.10%
PIMCO Total Return Fund	0.10%

Expense Caps and Waivers

MassMutual agreed to bear the expenses of the Funds (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Focused Equity Fund*^^		Fundamental Value Fund**
Class II	0.90%	Class II	0.80%
Fundamental Growth Fund*^^		PIMCO Total Return Fund**^
Class II	0.85%	Class II	0.65%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2013.
**	Expense caps in effect through April 30, 2012.
^	Expense caps also exclude interest expense.
^^	Expense caps also exclude interest expense and short sale dividend and loan expense.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Fundamental Value Fund has entered into agreements with certain brokers whereby the brokers will rebate to the Fund, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2011, brokerage commissions rebated under these agreements amounted to $1,540.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

62

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2011, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Focused Equity Fund	$-	$117,484,641	$-	$13,067,180
Fundamental Growth Fund	-	147,627,011	-	-
Fundamental Value Fund	-	68,261,527	-	20,403,864
PIMCO Total Return Fund	789,286,245	114,438,740	771,082,665	23,023,001

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010

	Shares	Amount	Shares	Amount

Focused Equity Fund Class II*
Sold	11,000,000	$110,000,000
Issued as reinvestment of dividends	17,374	166,793
Redeemed	-	-

Net increase (decrease)	11,017,374	$110,166,793

Fundamental Growth Fund Class II*
Sold	15,000,000	$150,000,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	15,000,000	$150,000,000

Fundamental Value Fund Class II**
Sold	5,217,989	$57,202,389	18,694,754	$183,678,881
Issued as reinvestment of dividends	19,242	199,927	80,723	879,072
Redeemed	(805,857)	(8,207,485)	(7,342,519)	(69,763,799)

Net increase (decrease)	4,431,374	$49,194,831	11,432,958	$114,794,154

PIMCO Total Return Fund Class II**
Sold	11,707,541	$117,047,558	21,290,525	$213,715,026
Issued as reinvestment of dividends	26,442	267,068	134,507	1,323,552
Redeemed	(2,770,352)	(27,993,624)	(8,007,038)	(80,534,931)

Net increase (decrease)	8,963,631	$89,321,002	13,417,994	$134,503,647

*	Fund commenced operations on December 8, 2011.
**	Fund commenced operations on August 10, 2010.

63

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At December 31, 2011, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Focused Equity Fund	$111,189,285	$2,299,467	$(1,889,956)	$409,511
Fundamental Growth Fund	149,999,379	3,154,635	(3,876,303)	(721,668)
Fundamental Value Fund	166,657,300	14,781,651	(9,021,493)	5,760,158
PIMCO Total Return Fund	277,730,334	4,639,436	(6,223,425)	(1,583,989)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2011, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Long Term Capital Loss Carryforward	Short Term Capital Loss Carryforward
PIMCO Total Return Fund	$-	$1,277,677

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Focused Equity Fund	$140,745	$-	$26,048
Fundamental Value Fund	199,927	-	-
PIMCO Total Return Fund	267,068	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the period ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Fundamental Value Fund	$879,072	$-	$-
PIMCO Total Return Fund	1,313,166	10,386	-

64

Notes to Financial Statements (Continued)

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2011, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Focused Equity Fund	$-	$-	$(192)	$409,511
Fundamental Growth Fund	-	-	(262)	(721,559)
Fundamental Value Fund	2,900,763	-	(4,838)	5,760,158
PIMCO Total Return Fund	5,500,191	(1,277,677)	96,421	(1,480,250)

During the year ended December 31, 2011, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Focused Equity Fund	$(26,048)	$(6,658)	$32,706
Fundamental Growth Fund	(4,447)	-	4,447
Fundamental Value Fund	-	550	(550)
PIMCO Total Return Fund	-	(1,480,445)	1,480,445

The Funds did not have any unrecognized tax benefits at December 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2011, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed to date. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In April and May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) and Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and

65

Notes to Financial Statements (Continued)

IFRSs” (“ASU 2011-04”), respectively. ASU 2011-03 amends FASB Accounting Standards Codification Topic 860, “Transfers and Servicing,” specifically the criteria required to determine whether a repurchase or other similar agreement or a dollar roll transaction should be accounted for as sales of financial assets or secured borrowings with commitments. ASU 2011-04, which is the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP, amends FASB Accounting Standards Codification Topic 820, “Fair Value Measurement,” primarily expanding existing disclosure requirements for fair value measurements. ASU 2011-03 and ASU 2011-04 are each effective for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the implications of these changes and their impact on the financial statements.

66

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Focused Equity Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, and MML PIMCO Total Return Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2011, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

67

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2011; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 69	Chairman Trustee	Since 2010 Since 1999	Retired.	68	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair Age: 63	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	68	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 65	Trustee	Since 2003	Retired.	68	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

F. William Marshall, Jr. Age: 69	Trustee	Since 1996	Retired; Consultant (1999-2009).	104***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Susan B. Sweeney Age: 59	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	68	Trustee (since 2009), MassMutual Select Funds (open-end investment company).

68

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^ Age: 66	Trustee Vice Chairman	Since 2003 (2005-2007)	Retired.	70^^	Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (formerly known as MassMutual Corporate Investors) (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (formerly known as MassMutual Participation Investors) (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MassMutual Select Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 56	Trustee	Since 2008	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual.	100	Trustee (since 2008), MassMutual Select Funds (open-end investment company); Vice Chairperson and Trustee (since 2011), MassMutual Premier Funds (open-end investment company); Vice Chairperson and Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

69

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 49	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund II (open-end investment company).	42

Michael C. Eldredge Age: 47	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	100

Andrew M. Goldberg Age: 45	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	100

Nicholas H. Palmerino Age: 46	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	100

Philip S. Wellman Age: 47	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	100

Eric H. Wietsma Age: 45	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	100

70

Trustees and Officers (Unaudited) (Continued)

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

71

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2011, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Focused Equity Fund	100.00%
Fundamental Value Fund	77.54%

72

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2011, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), approved amended and restated investment management agreements with MassMutual (“Amended and Restated Investment Management Agreements”) for the Fundamental Value Fund and PIMCO Total Return Fund (the “Funds”), subject to approval by the shareholders of the Funds. In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the Amended and Restated Investment Management Agreements (the “August Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the Amended and Restated Investment Management Agreements, the Trustees considered the August Materials and information discussed with representatives of MassMutual at the meeting, as well as the fact that many of the provisions in the Amended and Restated Investment Management Agreements are intended to conform to comparable provisions contained in the form of investment management agreement MassMutual expects to propose for all new mutual funds to be advised by it. The Trustees noted that since their most recent approval of the Funds’ current investment management agreements, there had been no material adverse change relating to MassMutual and the nature or quality of services provided by MassMutual to the Funds. The Trustees also noted that the Amended and Restated Investment Management Agreements clarified the nature of MassMutual’s obligations to the Funds and the standard of care applicable to MassMutual’s performance of its obligations to the Funds. The Trustees further considered that no change was being proposed to the advisory fee paid by each Fund to MassMutual, and that MassMutual does not anticipate that the Funds’ expenses will change or increase, as applicable, in any material amount as a result of this proposed change.

In reviewing the contracts, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

Prior to the votes being taken to approve the Amended and Restated Investment Management Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

73

Other Information (Unaudited) (Continued)

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Amended and Restated Investment Management Agreements, including the anticipated level of MassMutual’s oversight of the Funds and the subadvisory process; and (ii) the terms of the Amended and Restated Investment Management Agreements are fair and reasonable with respect to each Fund and are in the best interest of each Fund’s shareholders. The Trustees also determined that in light of the nature of the proposed changes, it was not necessary to evaluate the Funds’ investment performance and whether the Funds’ fees reflected future expected economies of scale. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Amended and Restated Investment Management Agreements.

The Amended and Restated Investment Management Agreements became effective on December 15, 2011.

At their meeting in November 2011, the Trustees, including the Independent Trustees, approved the advisory agreements (“New Advisory Agreements”) for two new series of the Trust, the Focused Equity Fund and Fundamental Growth Fund (the “New Funds”), and the subadvisory agreements with Harris Associates L.P. (“Harris”) and Wellington Management Company, LLP (“Wellington Management”), respectively, for the New Funds (“New Subadvisory Agreements”), subject to approval by the shareholders of the New Funds of the New Advisory Agreements and New Subadvisory Agreements. The Trustees, including the Independent Trustees, also approved a renegotiated subadvisory agreement with Wellington Management for the Fundamental Value Fund, based on the new form of subadvisory agreement previously presented to the Trustees (“Renegotiated Subadvisory Agreement”). In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the New Advisory Agreements, New Subadvisory Agreements, and Renegotiated Subadvisory Agreement (the “November Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the New Advisory Agreements, the Trustees considered the November Materials and information discussed with representatives of MassMutual at the meeting relating to MassMutual and the nature, scope, and quality of services MassMutual would provide to the New Funds. In reviewing the contracts, the Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the New Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the ability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the New Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the New Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the New Funds and the needs of the New Funds for administrative and shareholder services.

The Trustees also reviewed and considered information included in the November Materials or discussed at the meeting concerning possible economies of scale and potential profitability of MassMutual’s advisory relationship with the New Funds. The discussions and consideration included the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the New Funds and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the New Funds, and the benefits accruing to the subadvisers due to so-called “soft dollar arrangements”.

In reviewing the New Subadvisory Agreements and Renegotiated Subadvisory Agreement, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) Harris and Wellington Management and their personnel with responsibilities for providing services to the New Funds and the Fundamental Value Fund, as applicable; (ii) the terms of each New Subadvisory Agreement and the Renegotiated Subadvisory Agreement; (iii) the scope and quality of services that Harris and Wellington Management will provide under each New Subadvisory Agreement and the Renegotiated Subadvisory Agreement, as applicable; (iv) the historical investment performance track record of Harris and Wellington Management with respect to the investment strategies to be employed for the New Funds; and (v) the fees payable to Harris and Wellington Management by MassMutual for the New Funds and the effect of such fees on the profitability to MassMutual.

Prior to the votes being taken to approve the New Advisory Agreements, New Subadvisory Agreements, and Renegotiated Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

74

Other Information (Unaudited) (Continued)

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Advisory Agreements, New Subadvisory Agreements, and Renegotiated Subadvisory Agreement, including the anticipated level of MassMutual’s oversight of the New Funds and the Fundamental Value Fund and the subadvisory process; (ii) MassMutual’s projected level of profitability from its relationship to the New Funds was not excessive and the advisory and subadvisory fee amounts under the New Advisory Agreements and New Subadvisory Agreements, and the New Funds’ total expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of Harris and Wellington Management appear well suited to each New Fund given its investment objective and policies; and (iv) the terms of the New Advisory Agreements, New Subadvisory Agreements, and Renegotiated Subadvisory Agreement are fair and reasonable with respect to each New Fund and the Fundamental Value Fund, respectively, are in the best interest of each New Fund’s and the Fundamental Value Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Advisory Agreements, New Subadvisory Agreements, and Renegotiated Subadvisory Agreement.

The New Advisory Agreements, New Subadvisory Agreements, and Renegotiated Subadvisory Agreement became effective on December 6, 2011.

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on December 15, 2011. Notice of the meeting, and a Proxy Statement, were distributed on or about November 4, 2011 to shareholders of record as of September 30, 2011. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:	To elect Richard H. Ayers, Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., C. Ann Merrifield, Susan B. Sweeney, and Elaine A. Sarsynski as Trustees for an indefinite term of office.*

This matter was approved by the Trust’s shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Richard H. Ayers	765,495,692.880	733,539,199.436	94.864	31,956,493.444	4.133
Allan W. Blair	765,495,692.880	735,085,087.870	95.064	30,410,605.010	3.933
Nabil N. El-Hage	765,495,692.880	732,560,039.951	94.737	32,935,652.929	4.260
Maria D. Furman	765,495,692.880	735,207,544.500	95.080	30,288,148.380	3.917
R. Alan Hunter, Jr.	765,495,692.880	734,349,593.714	94.969	31,146,099.166	4.028
Robert E. Joyal	765,495,692.880	734,203,180.707	94.950	31,292,512.173	4.047
F. William Marshall, Jr.	765,495,692.880	733,163,357.565	94.815	32,332,335.315	4.182
C. Ann Merrifield	765,495,692.880	735,368,777.111	95.100	30,126,915.769	3.897
Susan B. Sweeney	765,495,692.880	735,078,542.652	95.063	30,417,150.228	3.934
Elaine A. Sarsynski	765,495,692.880	735,169,290.791	95.075	30,326,402.089	3.922

*	Denotes Trust-wide proposal and voting results.

Proposal 2:	To approve an Amended and Restated Agreement and Declaration of Trust.

This matter was approved by shareholders of each series of the Trust in existence as of September 30, 2011. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Fundamental Value Fund	15,629,594.510	15,629,594.510	100.000	.000	.000	.000	.000
PIMCO Total Return Fund	21,586,200.129	21,586,200.129	100.000	.000	.000	.000	.000

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Other Information (Unaudited) (Continued)

Proposal 3:	To approve an amended and restated investment management agreement.

This matter was approved by the following Funds’ shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding
Fundamental Value Fund	15,629,594.510	15,629,594.510	100.000	.000	.000	.000	.000
PIMCO Total Return Fund	21,586,200.129	21,586,200.129	100.000	.000	.000	.000	.000

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Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2011

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2011:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2011.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Focused Equity Fund**
Class II	$1,000	0.90%	$1,004.60	$0.57	$1,020.70	$4.58
Fundamental Growth Fund**
Class II	1,000	0.85%	995.00	0.53	1,020.90	4.33
Fundamental Value Fund
Class II	1,000	0.80%	941.50	3.91	1,021.20	4.08
PIMCO Total Return Fund
Class II	1,000	0.65%	1,003.20	3.28	1,021.90	3.31

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
**	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund(s) on December 8, 2011, through December 31, 2011, multiplied by the number of days in the inception period divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio for the six months ended December 31, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

77

Distributor

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

© 2012 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540c    112 CRN201303-156809

Item 2.	Code of Ethics.

As of December 31, 2011, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2011, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2011 and 2010 were $845,123 and $736,711, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2011 and 2010. The aggregate fees billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2011 and 2010 were $0 and $117,100, respectively. The 2010 audit related fees were for work performed in connection with an internal control review.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2011 and 2010 were $204,510 and $85,913, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2011 and 2010.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2011 and 2010. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2011 and 2010.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2011 and 2010 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2011 and 2010 were $2,853,248 and $710,669, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.	Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10.	Submission of Matters to a Vote of Security Holders.

The following procedures for shareholders to submit nominee candidates to the Registrant’s Nominating Committee (the “Committee”) were amended by the Registrant’s Board of Trustees as of January 5, 2012.

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Funds’ Committee, to the attention of the Secretary, at the address of the principal executive offices of the Funds.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Funds at least 60 calendar days before the date of the meeting at which the Committee is to select a nominee for Independent Trustee.

3.	The Shareholder Recommendation must include:

(i) a statement in writing setting forth:

(A)	the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee;

(B)	the class or series and number of all shares of the Funds owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)	any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Funds);

(D)	any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)	whether the recommending shareholder believes that the Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Funds to make such determination;

(ii) the written and signed consent of the Candidate to be named as a nominee, consenting to: (1) the disclosure, as may be necessary or appropriate, of such Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee, if elected;

(iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series and class of the Funds owned beneficially and of record by the recommending shareholder;

(iv) a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and

(v) such other information as the Committee may require the Candidate to furnish, as the Committee may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee, or to satisfy applicable law.

Item 11.	Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics (Item 2) is attached.

(a) (2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a) (3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date 2/27/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date 2/27/12

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 2/27/12